===============================================================================

                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                             BANKERS TRUST COMPANY,

                                     Trustee

                               SERIES SUPPLEMENT,

                           DATED AS OF MARCH 1, 2002,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                            dated as of July 1, 2001

                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2002-QS4


==============================================================================


Article I    DEFINITIONS....................................................................3

        Section 1.01.  Definitions..........................................................3

        Section 1.02.  Use of Words and Phrases............................................10

Article II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL

        ISSUANCE OF CERTIFICATES...........................................................12

        Section 2.01.   Conveyance of Mortgage Loans.
                      (See Section 2.01 of the Standard Terms).............................12

        Section 2.02.   Acceptance by Trustee.  (See Section 2.02 of the Standard
                      Terms)...............................................................12

        Section 2.03.   Representations, Warranties and Covenants of the
                      Master Servicer and the Company......................................12

        Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of
                      the Standard Terms)..................................................15

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                      Certificates.........................................................15

        Section 2.06. [Reserved]...........................................................15

        Section 2.07. [Reserved]...........................................................15

        Section 2.08. Purposes and Powers of the Trust (See Section 2.08 of the
                      Standard Terms)......................................................15

Article III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS................................16

Article IV  PAYMENTS TO CERTIFICATEHOLDERS.................................................17

        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms).......17

        Section 4.02. Distributions. ......................................................17

        Section 4.03. Statements to Certificateholders.  (See Section 4.03 of the
                      Standard Terms and Exhibit Three attached hereto)....................25

        Section 4.04. Distribution of Reports to the Trustee and the Company;
                      Advances by the Master Servicer. (See Section 4.04 of the
                      Standard Terms)......................................................25

        Section 4.05. Allocation of Realized Losses. ......................................25

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.
                      (See Section 4.06 of the Standard Terms).............................27

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section
                      4.07 of the Standard Terms)..........................................27

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................27

Article V  THE CERTIFICATES................................................................28

        Section 5.01. The Certificates.  (See Section 5.01 of the Standard Terms)..........28

        Section 5.02. Registration of Transfer and Exchange of Certificates................28

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. (See Section
                      5.03 of the Standard Terms)..........................................28

        Section 5.04. Persons Deemed Owners. (See Section 5.04 of the Standard Terms)......28

        Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard
                      Terms)...............................................................28

                                        i


Article VI    THE COMPANY AND THE MASTER SERVICER..........................................29

Article VII   DEFAULT......................................................................30

Article VIII  CONCERNING THE TRUSTEE.......................................................31

Article IX    TERMINATION..................................................................32

Article X      REMIC PROVISIONS............................................................33

        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....33

        Section 10.02.Master Servicer; REMIC Administrator and Trustee
                      Indemnification.  (See Section 10.02 of the Standard Terms)..........33

        Section 10.03.Designation of REMIC.................................................33

        Section 10.04.[Reserved]...........................................................33

        Section 10.05.Compliance with Withholding Requirements.............................33

Article XI   MISCELLANEOUS PROVISIONS......................................................34

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................34

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of
                      the Standard Terms)..................................................34

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03
                      of the Standard Terms)...............................................34

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........34

        Section 11.05.Notices..............................................................34

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See
                      Section 11.06 of the Standard Terms).................................35

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard
                      Terms)...............................................................35

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section
                      11.08 of the Standard Terms).........................................35

        Section 11.09.Allocation of Voting Rights..........................................35

        Section 11.10.No Petition..........................................................35

                                        ii

                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of July 1, 2001

        This is a Series Supplement, dated as of March 1, 2002 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                               AGGREGATE
                                INITIAL
                              CERTIFICATE                                          S&P/
               PASS-THROUGH    PRINCIPAL                        MATURITY       ------------     MINIMUM
 DESIGNATION      RATE         BALANCE       FEATURES1            DATE            FITCH      DENOMINATIONS2
                                      -
Class A-1         6.25%     $128,331,000.00     Senior       March 25, 2017      AAA/AAA       $25,000.00
Class A-2         6.25%     $71,000,000.00      Senior       March 25, 2017      AAA/AAA       $25,000.00
Class A-3         6.25%      $6,989,700.00      Senior       March 25, 2017      AAA/AAA       $25,000.00
Class A-4         6.25%      $8,941,300.00   Senior/Lockout  March 25, 2017      AAA/AAA       $25,000.00
Class A-P         0.00%      $2,157,384.99     Principal     March 25, 2017      AAA/AAA       $25,000.00
                                              Only/Senior
Class A-V       Variable             $0.00     Variable      March 25, 2017      AAA/AAA     4
               Rate3                         Strip/Interest
                                              Only/Senior
Class R           6.25%            $100.00   Residual/Senior March 25, 2017      AAA/AAA     5
Class M-1         6.25%      $4,146,800.00     Mezzanine     March 25, 2017       NA/AA        $25,000.00
Class M-2         6.25%        $784,500.00     Mezzanine     March 25, 2017        NA/A       $250,000.00
Class M-3         6.25%        $784,500.00     Mezzanine     March 25, 2017       NA/BBB      $250,000.00
Class B-1         6.25%        $336,200.00    Subordinate    March 25, 2017       NA/BB       $250,000.00
Class B-2         6.25%        $224,200.00    Subordinate    March 25, 2017        NA/B       $224,200.00
Class B-3         6.25%        $448,314.38    Subordinate    March 25, 2017       NA/NA       $250,000.00


__________________
1 The Certificates, other than the Class A-P, Class A-V, Class B and Class R Certificates shall be Book-Entry Certificates. The Class A-P, Class A-V, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

3    The initial Pass-Through Rate on the Class A-V Certificates is 0.2987%.

4    The Class A-V  Certificates  shall be issuable in minimum  denominations of
     not       less       than       a      20%       Percentage       Interest.

5 The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $224,143,999.37.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                ARTICLE I......

                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                       (B) the greater of (i) the product of (x) an amount equal
               to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.
        -----------

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2002-QS4" and which must be an Eligible Account.

        Certificate Policy:  None.
        ------------------

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-V or Class A-P Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        Closing Date:  March 28, 2002.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2002-QS4.

        Cut-off Date:  March 1, 2002.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  6.25% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the first to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $12,569, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending on April 1, 2002, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  1.85%           Class B-1:  0.15%
        Class M-2:  0.35%           Class B-2:  0.10%
        Class M-3:  0.35%           Class B-3:  0.20%

        Interest Accrual Period: With respect to any Class of Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Lockout Certificates:  Any one of the Class A-4 Certificates.

        Lockout Prepayment Percentage: For any Distribution Date occurring prior to the Distribution Date in April 2007 will be 0%, and for any Distribution Date thereafter, as follows: 30% for any Distribution Date on or after April 2007 and prior to April 2008; 40% for any Distribution Date on or after April 2008 and prior to April 2009; 60% for any Distribution Date on or after April 2009 and prior to April 2010; 80% for any Distribution Date on or after April 2010 and prior to April 2011; and 100% for any Distribution Date thereafter.

        Lockout Scheduled Percentage: For any Distribution Date occurring on or prior to the Distribution Date in March 2007, 0%, and beginning on the Distribution Date in April 2007 and thereafter, 100%.

     Maturity Date: March 25, 2017, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    the maturity of the Mortgage Note ("MATURITY DATE");

(iii)   the Mortgage Rate ("ORIG RATE");

(iv)    the Subservicer pass-through rate ("CURR NET");

(v)     the Net Mortgage Rate ("NET MTG RT");

(vi)    the Pool Strip Rate ("STRIP");

(vii)the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Class A-V Certificates and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.2987% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional 1.090909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 16.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in April 2007 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii)Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date before the Credit Support Depletion Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section
4.02(a)(ii)(X) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement. As to any Distribution Date on or after the Credit Support Depletion Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of (i) all amounts required to be distributed pursuant to Section 4.02(a)(i) and (ii) the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,241,440 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 18.5% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates;
(iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Uncertificated Class A-V REMIC Regular Interests or Uncertificated REMIC Regular Interests: Each of the 1,529 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,529, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Underwriter: With respect to the Class A Certificates (other than the Class A-P Certificates and Class A-V Certificates), Class R Certificates (other than a Percentage Interest representing 0.01% of the Class R Certificates) and Class M Certificates, UBS Warburg LLC.

Section 1.02...Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

                                   ARTICLE II


                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01...Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02...Acceptance by Trustee. (See Section 2.02 of the Standard Terms)

Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

(a) For  representations,  warranties and covenants of the Master Servicer,  see
Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

(iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 25% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.4% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 58.02% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 15.76% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 2.42% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 11.00% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note;

(xviii) None  of the  Mortgage  Loans  will  have  been  made  to  International
     Borrowers;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations that evidence ownership of the Trust Fund.

Section 2.06.  [Reserved].

Section 2.07.  [Reserved].

Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms)

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

                     (SEE ARTICLE III OF THE STANDARD TERMS)

                                   ARTICLE IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c) and (e) below), in each case to the extent of the Available Distribution Amount remaining:

               (i) to the Senior Certificates (other than the Class A-P Certificates), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

               (ii) (X) to the Class A-P  Certificates,  the Class A-P Principal
        Distribution  Amount  (applied  to  reduce  the  Certificate   Principal
        Balances of such Senior Certificates); and

                      (Y) to the Senior  Certificates  (other than the Class A-P
        Certificates), in the priorities and amounts set forth in Section 4.02(b) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related

     Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or
     4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
     Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3)  the  principal  portion of all other  unscheduled  collections  (other than
     Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

(C)            the  Senior   Accelerated   Distribution   Percentage   for  such
               Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage
               Loan);

(D)     any Excess Subordinate Principal Amount for such Distribution Date; and

(E)            any amounts described in subsection (ii)(Y), clauses (A), (B) and
               (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

               (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
        (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv) to the  Holders  of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a) (xv) are insufficient therefor;

               (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi)  to  the  Senior  Certificates,  on a  pro  rata  basis  in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

          (xvii) to the Class R Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

(D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

(ii) second, the Senior Principal Distribution Amount shall be distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(iii) third, the balance of the Senior Principal Distribution Amount remaining after the distribution described in Section 4.02(b)(ii) above shall be distributed, concurrently, as follows:

                  (A) 59.6161886445% of the amount described in Section 4.02(b)(iii) above to the Class A-1 Certificates, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

               (B)  40.3838113555%   of  the   amount   described   in   Section
                    4.02(b)(iii) above in the following order of priority;

                      (1)  first,  to  the  Lockout   Certificates,   until  the
               Certificate Principal Balance of the Lockout Certificates has been reduced to zero, in an amount equal to the sum of the following:

                          (a) the Lockout  Scheduled  Percentage  of the Lockout
                      Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Class A-P Certificates)) of the aggregate of the collections included in clauses (A),
                      (B) and (E) (to the extent  clause (E)  relates to clauses
                      (A) and (B)) of Section 4.02(a)(ii)(Y); and

                          (b) the Lockout  Prepayment  Percentage of the Lockout
                      Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Class A-P Certificates)) of the aggregate of the collections included in clauses (C) and (E) (to the extent clause (E) relates to clause (C)) of the definition of Section 4.02(a)(ii)(Y);

                      provided  that,  if the aggregate of the amounts set forth in clauses (A), (B), (C) and (E) of Section 4.02(a)(ii)(Y) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Principal Distribution Amount have been distributed, the amount paid to the Lockout Certificates pursuant to this
               Section 4.02(b)(iii)(B)(1) shall be reduced by an amount equal to the Lockout Certificates' pro rata share (based on the Certificate Principal Balance of the Lockout Certificates relative to the aggregate Certificate Principal Balance of the Senior Certificates) of such difference;

                      (2) second, after the payment of principal made in accordance with Section 4.02(b)(iii)(B)(1) above, sequentially to the Class A-2 Certificates and Class A-3 Certificates, in that order, until the Certificate Principal Balance of each of the Class A-2 Certificates and Class A-3 Certificates has been reduced to zero; and

                      (3) third, after the payments of principal made in accordance with Section 4.02(b)(iii)(B)(1) and Section 4.02(b)(iii)(B)(2) above, to the Lockout Certificates, until the Certificate Principal Balance of the Lockout Certificates has been reduced to zero.

(c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

(d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution
(i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03. Statements to Certificateholders. (See Section 4.03 of the Standard Terms and Exhibit Three attached hereto)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of the principal portion of such Realized Losses on Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage
Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

                                   ARTICLE V

                                THE CERTIFICATES

        Section 5.01. The Certificates. (See Section 5.01 of the Standard Terms)

        Section 5.02. Registration of Transfer and Exchange of Certificates.

........(a) -  (e)(iii)(A).  (See Section  5.02(a) - (e)(iii)(A)  of the Standard
     Terms)

               (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               (f) - (h). (See Section 5.02(f) - (h) of the Standard Terms)

          Section 5.03. Mutilated,  Destroyed, Lost or Stolen Certificates. (See
               Section 5.03 of the Standard Terms)

          Section 5.04. Persons Deemed Owners. (See Section 5.04 of the Standard Terms)

          Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard Terms)

                                ARTICLE VI.....

                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

                                ARTICLE VII....

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                ARTICLE VIII...

                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                ARTICLE IX.....

                                   TERMINATION

                     (SEE ARTICLE IX OF THE STANDARD TERMS)

                                ARTICLE X......

                                REMIC PROVISIONS

Section 10.01..REMIC Administration.  (See Section 10.01 of the Standard Terms)

          Section  10.02..Master  Servicer;   REMIC  Administrator  and  Trustee
               Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03..Designation of REMIC.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC for federal income tax purposes.

        The Class A-1, Class A-2, Class A-3, Class A-4, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated Class A-V REMIC Regular Interests, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04..[Reserved].

Section 10.05..Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                ARTICLE XI.....

                            MISCELLANEOUS PROVISIONS

Section 11.01..Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02..Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03..Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04..Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05..Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


---------------------------------- --------------------------------------------------------------
            RECIPIENT                                         ADDRESS
---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota  55437,
                                   Attention: President

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Master Servicer                    2255 N. Ontario Street, Suite 400
                                   -------------------------------------------------------------
                                   Burbank, California 91504-2130,
                                   Attention:  Managing Director/Master Servicing

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc. Series 2002-QS4

                                   The Trustee designates its offices located at c/o DTC Transfer Services, 55 Water Street,
                                   Jeanette Street Park Entrance,  New York, New
                                   York 10041, for the purposes of Section 8.12 of the Standard Terms

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Standard & Poor's Ratings 55 Water Street Services,  a division of The New York,
New York 10041 McGraw-Hill Companies, Inc.

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Fitch, Inc.                        One State Street Plaza
                            New York, New York 10004
---------------------------------- --------------------------------------------------------------

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06..Required  Notices to Rating Agency and Subservicer.  (See Section
     11.06 of the Standard Terms)

Section 11.07..Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08..Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09..Allocation of Voting Rights.

               98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; and 1% of all Voting Rights shall be allocated among the Holders of the Class R Certificates, in accordance with their respective Percentage Interests.

Section 11.10..No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]



                                            By:   //s// Randy Van Zee
                                               --------------------------------
                                                 Name:   Randy Van Zee
                                                 Title:  Vice President


Attest: //s// Lisa R. Lundsten
        ------------------------------------
      Name:   Lisa R. Lundsten
      Title: Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]



                                            By: //s// Lisa R. Lundsten
                                               --------------------------------
                                                 Name:  Lisa R. Lundsten
                                                 Title: Managing Director


Attest: //s// Randy Van Zee
        ----------------------------
      Name: Randy Van Zee
      Title: Director


                                            BANKERS TRUST COMPANY,
                                                 as Trustee
[Seal]



                                            By: //s// Barbara Campbell
                                               --------------------------------
                                                 Name: Barbara Campbell
                                                 Title:   Assistant Secretary


Attest: //s// James F. Noriega
        ------------------------------------
      Name: James F. Noriega
      Title:   Associate

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of March, 2002 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            //s// Brian S. Bangerter
                                            ------------------------------------
                                                   Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of March, 2002 before me, a notary public in and for said State, personally appeared Lisa R. Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            //s// Brian S. Bangerter
                                            ------------------------------------
                                                   Notary Public



[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 28th day of March, 2002 before me, a notary public in and for said State, personally appeared Barbara Campbell, known to me to be an Assistant Secretary of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            //s// Brent Hoyler
                                            ------------------------------------
                                                   Notary Public

[Notarial Seal]


                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

  RUN ON     : 03/21/02           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.53.21           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RALI 2002-QS4                                  CUTOFF : 03/01/02
  POOL       : 0004579
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ---------------------------------------------------------------------------

      4023791                              .2500
       57,384.47                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      4075779                              .2500
      305,929.54                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200

      4126789                              .2500
      112,873.34                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.2500                        1.9200

      4147841                              .2500
       30,696.44                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.2500                        2.2950

      4311260                              .2500
       43,084.31                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.2500                        1.6700

      4334534                              .2500
      345,987.55                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.2500                        1.7950
1



      4359534                              .2500
       23,905.07                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.2500                        1.6700

      4392637                              .2500
      103,332.15                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      4584772                              .2500
      176,885.46                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      4782919                              .2500
      109,397.48                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      4796518                              .2500
       36,953.23                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      4928200                              .2500
       47,084.40                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.2500                        1.6700

      4989700                              .2500
       48,455.71                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5181236                              .2500
       62,625.60                          .0800
            6.7000                         .0000
            6.4500                         .0000
            6.3700                         .0000
            6.2500                         .1200
1



      5182561                              .2500
       57,422.49                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.2500                        1.9200

      5253938                              .5000
      288,666.22                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5344828                              .2500
      191,487.02                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      5345827                              .2500
       94,434.95                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5369252                              .2500
      161,196.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5384972                              .2500
       61,337.25                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5384988                              .2500
       66,748.38                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      5401875                              .2500
      120,340.21                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200
1



      5403802                              .2500
       78,093.87                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5407485                              .2500
       83,435.48                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      5408406                              .2500
       77,365.51                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.2500                        1.6700

      5415422                              .2500
       84,362.87                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5429015                              .2500
      157,268.19                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5439079                              .2500
      156,861.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5462005                              .2500
      402,251.33                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5468478                              .2500
       63,930.34                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      5494379                              .2500
       74,508.99                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5494419                              .2500
       77,576.78                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      5499088                              .2500
       84,005.25                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5512982                              .2500
       98,139.54                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5530581                              .2500
       68,309.32                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.2500                        1.7950

      5530584                              .2500
       43,451.82                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      5530592                              .2500
       69,131.20                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      5530594                              .2500
       48,222.85                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      5571224                              .2500
       55,152.91                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      5580209                              .2500
       89,612.33                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5591096                              .2500
       71,546.18                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5591099                              .2500
       57,729.04                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      5595153                              .2500
       20,020.70                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200

      5595163                              .2500
       71,035.62                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.2500                        1.6700

      5599465                              .2500
       53,592.53                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5601335                              .2500
      247,749.58                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      5604210                              .2500
       62,978.57                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5614833                              .2500
       36,965.87                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200

      5626077                              .2500
       40,196.03                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      5626620                              .2500
       98,352.32                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5627173                              .2500
      240,054.98                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.2500                        1.7950

      5627178                              .2500
       70,646.14                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5627181                              .2500
       48,929.05                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      5632653                              .2500
       80,718.95                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      5633679                              .2500
       63,375.49                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5634668                              .2500
       78,925.87                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      5639691                              .2500
       71,318.05                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5640840                              .2500
       88,890.61                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5647617                              .2500
       39,333.96                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5657453                              .2500
       82,942.02                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5657810                              .2500
       86,855.47                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5658648                              .2500
       78,574.23                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950
1



      5660748                              .2500
       21,416.31                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      5669135                              .2500
       88,141.98                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5689048                              .2500
       86,610.45                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5689402                              .2500
      204,829.97                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5704540                              .2500
       52,935.10                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5704638                              .2500
       49,159.66                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5705185                              .2500
       85,844.18                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5710000                              .2500
      142,678.99                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      5716063                              .2500
      151,174.31                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      5736324                              .2500
       74,850.36                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      5800176                              .2500
       49,513.67                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5800752                              .2500
      264,868.64                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5819836                              .2500
      188,014.55                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5846006                              .2500
       63,166.81                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      5849610                              .2500
       95,804.30                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5850618                              .2500
       63,599.80                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      5850626                              .2500
       86,368.31                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5860404                              .2500
       67,364.33                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5865116                              .2500
      454,143.90                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5876688                              .2500
      157,453.43                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5886902                              .2500
       51,824.47                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5906480                              .2500
      320,689.77                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5910782                              .2500
       78,992.44                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5911508                              .2500
       78,730.58                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      5945558                              .2500
      217,510.95                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5954872                              .2500
      248,400.73                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5961398                              .2500
       73,037.64                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5969984                              .2500
       72,978.53                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      5991604                              .2500
       43,314.36                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5991704                              .2500
      227,813.78                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5997944                              .2500
       91,405.09                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6001894                              .2500
      148,690.62                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      6011604                              .2500
      162,909.48                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6012968                              .2500
      142,803.29                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6019412                              .2500
       59,021.81                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6019414                              .2500
       73,384.38                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6019622                              .2500
      132,848.84                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6021634                              .2500
      543,898.42                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6027422                              .2500
      260,725.35                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6032742                              .2500
       54,269.33                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      6034300                              .2500
       19,904.30                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6039162                              .2500
      226,772.58                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6039264                              .2500
      366,779.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6047294                              .2500
       99,047.97                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6053422                              .2500
      188,091.78                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6084096                              .2500
       61,016.71                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6088750                              .2500
      226,791.84                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6101332                              .2500
       85,181.24                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      6117508                              .2500
      420,175.33                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6136508                              .2500
       70,086.39                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6136626                              .2500
       51,922.58                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6143686                              .2500
       79,238.36                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6144244                              .2500
      171,317.28                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6150536                              .2500
       39,912.65                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      6173024                              .2500
       74,452.03                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6181124                              .2500
      123,797.12                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      6186560                              .2500
      447,026.99                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6187502                              .2500
      113,928.56                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6193058                              .2500
      137,334.52                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6193726                              .2500
      130,032.46                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6196782                              .2500
      120,177.25                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6199990                              .2500
       81,080.64                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6202772                              .2500
       49,251.78                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      6211474                              .2500
      138,494.69                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      6212096                              .2500
      159,893.11                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6213406                              .2500
       81,419.33                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6213448                              .2500
       64,629.81                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6228340                              .2500
      373,828.12                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6251802                              .2500
       64,618.90                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      6265000                              .2500
       50,322.49                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6266314                              .2500
       98,479.50                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6267024                              .2500
       88,532.75                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      6280554                              .2500
      272,238.12                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6285898                              .2500
      245,535.65                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6286608                              .2500
      183,122.18                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6295140                              .2500
       31,678.61                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6299238                              .2500
       39,404.51                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6299616                              .2500
       65,113.83                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6303746                              .2500
      182,152.06                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6307912                              .2500
       50,132.57                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      6310922                              .2500
      138,695.62                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6319732                              .2500
       62,584.18                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6320418                              .2500
       94,779.08                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6325192                              .2500
       60,412.96                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6325950                              .2500
      297,018.95                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6328222                              .2500
       47,429.09                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6336172                              .2500
      158,525.33                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6337756                              .2500
      111,438.01                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      6337794                              .2500
       93,448.73                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6337806                              .2500
       67,910.43                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6342340                              .2500
      245,860.77                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6345016                              .2500
       82,942.02                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6345268                              .2500
       50,357.68                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6347262                              .2500
      158,375.93                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6351996                              .2500
      349,215.75                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6352964                              .2500
      368,303.49                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      6359654                              .2500
      265,919.69                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6360460                              .2500
       55,285.71                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6369848                              .2500
       61,335.30                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6369860                              .2500
       68,883.11                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6370676                              .2500
       59,397.41                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6376098                              .2500
       76,019.73                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6382674                              .2500
       53,496.87                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6383316                              .2500
       47,037.26                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      6401376                              .2500
       83,039.17                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6412088                              .2500
       53,451.87                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6412506                              .2500
      225,734.41                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6414954                              .2500
       53,665.59                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6416316                              .2500
      359,354.33                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6421604                              .2500
      141,579.04                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6424290                              .2500
      205,773.25                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6424922                              .2500
      106,246.63                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      6437858                              .2500
       68,292.18                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      6440650                              .2500
      494,978.42                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6441452                              .2500
       82,157.52                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6442608                              .2500
      100,661.26                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6451692                              .2500
      122,866.85                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6460918                              .2500
       59,403.80                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6461928                              .2500
       98,532.20                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6461942                              .2500
      183,221.17                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      6468796                              .2500
      153,964.96                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6471412                              .2500
       84,650.40                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6475616                              .2500
       75,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6475768                              .2500
       52,462.01                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6485860                              .2500
      316,620.66                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6486858                              .2500
      130,531.88                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6493134                              .2500
       82,355.47                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6512238                              .2500
       97,552.11                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      6514936                              .2500
       92,920.99                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6522506                              .2500
      594,037.90                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6530232                              .2500
      589,087.57                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6540724                              .2500
      106,222.64                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6542020                              .2500
      123,137.31                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6542030                              .2500
       48,315.08                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6542034                              .2500
      150,685.95                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6557940                              .2500
       71,767.27                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450
1



      6560384                              .2500
       66,557.36                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6563162                              .2500
      262,338.56                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6565984                              .2500
       54,476.37                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6565986                              .2500
       64,690.12                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6565992                              .2500
       81,134.71                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6565996                              .2500
       71,025.48                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6566774                              .2500
      415,781.84                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6569250                              .2500
      139,104.41                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      6572346                              .2500
      122,819.49                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6578834                              .2500
       27,582.91                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6580020                              .2500
      593,909.77                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6583446                              .2500
      123,195.59                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      6584500                              .2500
      272,492.81                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6587586                              .2500
       68,626.20                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6587598                              .2500
       48,880.19                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6587602                              .2500
       69,745.56                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      6591826                              .2500
      140,138.32                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6593054                              .2500
       99,016.86                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6595092                              .2500
      150,034.05                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6595314                              .2500
      193,123.49                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6604510                              .2500
      225,215.17                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6604566                              .2500
      111,877.14                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6608166                              .2500
       84,378.27                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6608174                              .2500
       64,034.54                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      6609222                              .2500
      290,817.82                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6610296                              .2500
       77,609.39                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6610562                              .2500
      143,017.70                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      6620754                              .2500
       42,359.08                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6621236                              .2500
      221,673.61                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6622462                              .2500
       99,225.73                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6623736                              .2500
      179,399.44                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6626514                              .2500
      146,018.38                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      6627660                              .2500
       81,094.80                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6629316                              .2500
       68,553.82                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6632676                              .2500
      104,894.83                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6633272                              .2500
      309,955.51                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6633966                              .2500
       99,313.04                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6635076                              .2500
       74,250.84                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6636818                              .2500
       77,457.09                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6640018                              .2500
       84,182.03                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      6640120                              .2500
       72,274.60                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6640134                              .2500
      213,888.48                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6640472                              .2500
      205,906.27                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6640498                              .2500
      247,489.20                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6640542                              .2500
      123,909.04                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6640548                              .2500
       98,984.97                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6640564                              .2500
      115,639.39                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6640580                              .2500
       70,103.94                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      6646968                              .2500
      369,253.87                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6647142                              .2500
      348,907.72                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6647552                              .2500
      137,001.40                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6653284                              .2500
      272,098.71                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      6655138                              .2500
       81,706.10                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6657652                              .2500
       91,617.25                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6658662                              .2500
      453,833.99                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6661118                              .2500
      126,820.29                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      6661776                              .2500
       70,763.50                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6661778                              .2500
       76,218.40                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6661784                              .2500
      106,784.72                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6661792                              .2500
       85,382.39                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6662086                              .2500
      273,221.77                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6662948                              .2500
       56,073.29                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6664190                              .2500
      110,438.48                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6665166                              .2500
       75,765.39                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      6669364                              .2500
       64,383.59                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6669366                              .2500
       57,120.11                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6674370                              .2500
      641,546.33                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6674404                              .2500
      378,412.08                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6679982                              .2500
      183,676.27                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6680578                              .2500
       74,524.66                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6683646                              .2500
       55,257.25                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6683820                              .2500
       67,366.44                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      6684026                              .2500
      191,470.30                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6686356                              .2500
      337,871.54                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6686944                              .2500
      123,744.61                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6689146                              .2500
      135,101.49                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6689580                              .2500
       98,411.79                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6695878                              .2500
      222,657.49                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      6699836                              .2500
       60,449.45                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6709890                              .2500
      325,660.53                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      6716270                              .2500
       38,256.35                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6716748                              .2500
      415,079.46                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6719128                              .2500
      471,430.77                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6720164                              .2500
      125,202.64                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6728928                              .2500
      161,315.55                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6731184                              .2500
      140,177.89                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6731186                              .2500
      120,193.68                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6731210                              .2500
       52,165.09                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      6731222                              .2500
      187,517.96                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6731230                              .2500
       72,683.10                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6731266                              .2500
      123,771.08                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6733568                              .2500
      255,274.26                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6739630                              .2500
       61,489.19                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6741484                              .2500
      342,671.48                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6743460                              .2500
      352,654.64                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6751892                              .2500
      230,996.57                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      6752018                              .2500
      447,121.33                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6758054                              .2500
       37,323.75                          .0800
            6.6200                         .0000
            6.3700                         .0000
            6.2900                         .0000
            6.2500                         .0400

      6768962                              .2500
      417,342.11                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6769172                              .2500
      165,434.89                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6770178                              .2500
       62,115.63                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6770274                              .2500
      184,993.31                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6770306                              .2500
      618,676.93                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6770326                              .2500
      120,774.73                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      6770474                              .2500
       65,321.12                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6770868                              .2500
      769,856.10                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6770878                              .2500
       87,700.89                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6770882                              .2500
       89,796.34                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6770888                              .2500
       82,644.41                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6770896                              .2500
      152,733.81                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6770900                              .2500
      243,086.42                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6771410                              .2500
       64,551.86                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      6772852                              .2500
       71,554.14                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6773220                              .2500
      111,877.11                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6778290                              .2500
      111,514.61                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6778292                              .2500
      182,556.95                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6778294                              .2500
      118,587.33                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6778296                              .2500
       95,524.96                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6778302                              .2500
      331,440.74                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6783342                              .2500
       63,232.69                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      6785304                              .2500
      415,171.63                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6788418                              .2500
       59,397.41                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6790502                              .2500
      323,266.29                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6793282                              .2500
       76,068.86                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6793318                              .2500
       93,282.89                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6793338                              .2500
      255,436.29                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6793344                              .2500
      144,526.23                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6793360                              .2500
      130,660.15                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      6793772                              .2500
       87,326.63                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6793782                              .2500
      109,446.74                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6793806                              .2500
       98,338.91                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6794174                              .2500
       84,251.64                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6795016                              .2500
      596,284.45                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6795236                              .2500
      450,728.01                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6798738                              .2500
       69,746.06                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6800566                              .2500
       97,842.24                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      6801706                              .2500
       99,406.47                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      6802006                              .2500
       91,647.15                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6802012                              .2500
       88,799.13                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6802016                              .2500
       75,043.60                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6802028                              .2500
       75,830.68                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6805528                              .2500
      114,295.56                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6806442                              .2500
      124,167.19                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      6809692                              .2500
      140,894.01                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      6809916                              .2500
      174,837.22                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6811386                              .2500
      170,946.40                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6812534                              .2500
      100,339.85                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6812748                              .2500
      445,480.56                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6813190                              .2500
       31,456.24                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200

      6813194                              .2500
      198,176.60                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6813252                              .2500
      126,521.18                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6813750                              .2500
       81,954.96                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      6813764                              .2500
       75,989.16                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6815268                              .2500
      200,665.45                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6815506                              .2500
       63,577.17                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6816258                              .2500
       85,704.18                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6817312                              .2500
       65,201.35                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6817912                              .2500
      126,178.77                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6823404                              .2500
       76,941.18                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      6827402                              .2500
      122,470.80                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      6829458                              .2500
      153,412.30                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6836312                              .2500
      183,561.06                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6836348                              .2500
      206,428.16                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6836350                              .2500
      268,328.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6836356                              .2500
       95,259.60                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6836362                              .2500
       81,202.39                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6836380                              .2500
      192,260.82                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6836406                              .2500
       94,056.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      6836424                              .2500
       79,682.88                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6836474                              .2500
      111,148.40                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      6836502                              .2500
      101,987.38                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6836878                              .2500
       68,299.57                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      6836884                              .2500
      102,660.40                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6836896                              .2500
      118,395.47                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6838826                              .2500
      391,669.68                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6839360                              .2500
      123,654.44                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450
1



      6841164                              .2500
       50,666.64                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6847294                              .2500
       98,776.53                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      6849726                              .2500
       83,468.41                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6855518                              .2500
      119,248.78                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6856302                              .2500
      125,242.99                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6856690                              .2500
       76,193.27                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6856734                              .2500
      131,884.44                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      6856736                              .2500
      177,022.70                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      6856738                              .2500
      123,993.05                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6856746                              .2500
      519,761.29                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6856754                              .2500
      175,341.14                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      6856756                              .2500
      120,151.32                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6858170                              .2500
       95,708.05                          .0800
            6.6200                         .0000
            6.3700                         .0000
            6.2900                         .0000
            6.2500                         .0400

      6860180                              .2500
       32,467.69                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6860190                              .2500
       68,492.10                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6860196                              .2500
       92,580.97                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      6860202                              .2500
      102,340.18                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6860214                              .2500
      124,343.77                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6860236                              .2500
      251,576.23                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6860282                              .2500
      314,245.52                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6860358                              .2500
      374,722.47                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6860392                              .2500
      426,644.57                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6860398                              .2500
      444,084.86                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6860416                              .2500
      507,676.57                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      6870828                              .2500
       54,570.96                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      6870898                              .2500
      185,556.35                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6874396                              .2500
      125,185.23                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6875612                              .2500
      105,661.92                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6879200                              .2500
      301,011.25                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6879222                              .2500
      209,377.24                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6879264                              .2500
      148,097.53                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6879266                              .2500
      115,257.94                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      6879302                              .2500
      123,288.59                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      6879336                              .2500
      118,881.95                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6879680                              .2500
      140,654.43                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6879690                              .2500
      108,165.01                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6879700                              .2500
      111,252.10                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6879708                              .2500
      106,468.74                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      6879716                              .2500
      256,202.33                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      6879722                              .2500
      140,608.51                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000
1



      6880652                              .2500
      126,169.91                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6882216                              .2500
       54,824.58                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6890580                              .2500
      242,387.98                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6891644                              .2500
      330,277.99                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6891646                              .2500
      122,041.94                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6891648                              .2500
       87,915.91                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6891650                              .2500
       52,380.31                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6891652                              .2500
      236,369.60                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450
1



      6891654                              .2500
      150,164.48                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6893106                              .2500
      306,952.24                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6893184                              .2500
       40,778.54                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6893204                              .2500
      396,025.26                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6893210                              .2500
      423,860.99                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6893216                              .2500
      626,653.04                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6893248                              .2500
      641,455.90                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6902732                              .2500
      170,837.88                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      6902748                              .2500
      239,769.15                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6902750                              .2500
      138,746.65                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6902752                              .2500
      117,880.15                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6902782                              .2500
      350,658.26                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6902846                              .2500
      118,205.35                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6902850                              .2500
       81,842.67                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6902914                              .2500
       99,541.28                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      6902932                              .2500
       61,167.74                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      6902944                              .2500
      125,149.59                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6902956                              .2500
      109,546.39                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      6902964                              .2500
       82,000.12                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6902992                              .2500
      106,804.87                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6903046                              .2500
      109,281.02                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6903052                              .2500
       65,193.76                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6903108                              .2500
      175,717.01                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6903342                              .2500
       98,648.81                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      6903344                              .2500
       88,766.03                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6903346                              .2500
       76,276.11                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      6903350                              .2500
       93,365.56                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6903354                              .2500
       69,979.57                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6903356                              .2500
      160,676.70                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6903358                              .2500
      113,031.92                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6903364                              .2500
       59,603.61                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6903366                              .2500
       62,596.06                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      6903368                              .2500
       51,568.55                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6903376                              .2500
       95,071.61                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6910754                              .2500
       84,947.13                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6913850                              .2500
      347,879.31                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6917446                              .2500
      613,549.84                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6918094                              .2500
      121,227.95                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6919174                              .2500
      125,165.14                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6919894                              .2500
      116,646.64                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      6922812                              .2500
      387,114.69                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6923232                              .2500
      421,228.64                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6924586                              .2500
      100,841.52                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6924594                              .2500
       41,751.02                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      6924596                              .2500
       35,041.74                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6924598                              .2500
      152,980.35                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6924672                              .2500
      290,132.08                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6924708                              .2500
      124,770.20                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      6924716                              .2500
       84,649.07                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6924772                              .2500
       64,144.10                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      6924810                              .2500
       77,909.21                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      6924816                              .2500
      111,283.53                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6924824                              .2500
       40,555.49                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      6925432                              .2500
      206,561.37                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6927962                              .2500
      170,839.11                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6929616                              .2500
       59,636.45                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      6933068                              .2500
       19,940.91                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      6934792                              .2500
       85,723.71                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6943414                              .2500
      159,522.06                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      6944002                              .2500
      505,390.19                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6944490                              .2500
      140,556.73                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6945456                              .2500
      256,314.85                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      6946998                              .2500
       79,488.24                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6947096                              .2500
      380,079.42                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      6947104                              .2500
       81,458.25                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6947108                              .2500
      120,822.13                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6947130                              .2500
       73,500.56                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6947164                              .2500
      208,582.64                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6947292                              .2500
      206,611.04                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6949594                              .2500
      326,621.81                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6950086                              .2500
       54,892.72                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6950790                              .2500
       24,367.87                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200
1



      6952318                              .2500
      158,393.09                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6959026                              .2500
       92,580.75                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6959252                              .2500
      163,944.49                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6962334                              .2500
      137,145.43                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6965144                              .2500
       66,358.67                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6966880                              .2500
      105,741.10                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6968582                              .2500
      177,544.48                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6968584                              .2500
      209,575.90                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      6968598                              .2500
      119,190.08                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6968614                              .2500
      102,447.47                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6968618                              .2500
       36,683.65                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      6968624                              .2500
       80,970.03                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6968636                              .2500
      158,954.20                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6968662                              .2500
      107,286.47                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6968680                              .2500
      149,030.06                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6968846                              .2500
       67,843.92                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      6968850                              .2500
       56,615.30                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6968858                              .2500
      104,747.30                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6968864                              .2500
      140,733.38                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      6968874                              .2500
       75,978.15                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      6968878                              .2500
      185,442.76                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6968884                              .2500
       59,545.37                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6971912                              .2500
       83,450.97                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      6971980                              .2500
      116,259.59                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      6975066                              .2500
      107,655.55                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6978180                              .2500
      193,765.97                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6981770                              .2500
      122,666.45                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6988930                              .2500
      120,084.02                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6988938                              .2500
       55,645.63                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      6988948                              .2500
      129,776.65                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6988978                              .2500
      103,312.91                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6988998                              .2500
       68,032.73                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000
1



      6989006                              .2500
      104,107.63                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6989014                              .2500
      111,619.58                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6990378                              .2500
      149,071.12                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6990386                              .2500
      128,380.16                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6990408                              .2500
      173,509.19                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      6990504                              .2500
      473,716.85                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      6990518                              .2500
      162,572.82                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6990524                              .2500
      325,809.72                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      6990602                              .2500
      119,304.13                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200

      6990710                              .2500
      245,618.66                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6990724                              .2500
       71,412.42                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      6991008                              .2500
      297,779.18                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      6992634                              .2500
      133,512.06                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6997360                              .2500
      170,957.83                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      6998298                              .2500
      461,960.67                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7009176                              .2500
      365,621.64                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7010876                              .2500
       39,752.29                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7010888                              .2500
      151,051.36                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      7010978                              .2500
      191,872.56                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7011000                              .2500
       67,198.24                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7011088                              .2500
      158,479.67                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7011146                              .2500
       96,909.24                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7011160                              .2500
       25,844.19                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7011424                              .2500
      117,195.05                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000
1



      7011430                              .2500
       96,536.95                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7011446                              .2500
      215,611.85                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7011448                              .2500
       46,699.34                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7011460                              .2500
       57,827.69                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7011476                              .2500
       79,646.30                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7011480                              .2500
      112,129.84                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7012184                              .2500
      210,643.83                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7012230                              .2500
       31,248.95                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7013306                              .2500
       75,777.93                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7014580                              .2500
      143,068.85                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7015870                              .2500
       52,495.43                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7015872                              .2500
      157,254.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7016010                              .2500
      184,223.27                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7016696                              .2500
       99,027.32                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7020236                              .2500
      475,423.34                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7035584                              .2500
       74,033.60                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      7035780                              .2500
      437,521.46                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7042156                              .2500
      195,408.06                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7043790                              .2500
       76,303.39                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7043876                              .2500
       58,241.82                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7043894                              .2500
       47,611.69                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7044266                              .2500
       93,782.98                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7044276                              .2500
      595,993.39                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7044866                              .2500
       49,055.78                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000
1



      7046868                              .2500
       65,405.70                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7047674                              .2500
      498,405.30                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7049866                              .2500
      269,175.57                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7050872                              .2500
      162,476.47                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7051108                              .2500
       71,284.54                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7053828                              .2500
      196,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7055748                              .2500
      192,882.85                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7062320                              .2500
      108,227.32                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      7062334                              .2500
      112,517.49                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      7062336                              .2500
      150,287.79                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7062340                              .2500
       70,217.73                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7062348                              .2500
       84,462.10                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7062350                              .2500
       87,331.60                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7062370                              .2500
      139,130.66                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      7062388                              .2500
       87,198.90                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7062390                              .2500
       84,761.74                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      7062392                              .2500
       96,144.28                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7062696                              .2500
      103,341.86                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7062716                              .2500
      119,215.66                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7062734                              .2500
       49,697.04                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7062748                              .2500
      278,130.25                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7062764                              .2500
      100,360.84                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7062850                              .2500
      180,872.95                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7062882                              .2500
      135,101.49                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      7067826                              .2500
      346,755.31                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7067878                              .2500
      105,796.39                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7067890                              .2500
       79,515.27                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7067920                              .2500
      246,286.61                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7067948                              .2500
       71,544.35                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7074868                              .2500
      179,419.66                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7076458                              .2500
       39,735.74                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7077470                              .2500
       95,391.45                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      7082770                              .2500
      252,219.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7083096                              .2500
      128,913.76                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7084672                              .2500
      105,292.16                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7086362                              .2500
      102,362.16                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7086388                              .2500
       49,662.54                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7086404                              .2500
       37,277.70                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7086406                              .2500
       42,496.57                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7086456                              .2500
      321,904.90                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      7086578                              .2500
       52,128.02                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7090666                              .2500
      175,438.67                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7092822                              .2500
       84,218.62                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7094292                              .2500
       89,057.11                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7094594                              .2500
       59,607.82                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7100708                              .2500
      127,079.97                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7101482                              .2500
       31,314.23                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7105444                              .2500
      298,101.52                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      7105450                              .2500
       52,916.64                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7105456                              .2500
      102,333.97                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7105558                              .2500
      163,762.36                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7108346                              .2500
      106,658.74                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7109094                              .2500
       85,320.23                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7109096                              .2500
      135,082.08                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7109102                              .2500
      205,587.95                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7109106                              .2500
       30,375.16                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      7109120                              .2500
      162,817.18                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7109122                              .2500
       60,622.24                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7109124                              .2500
       78,013.88                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7109142                              .2500
       77,981.38                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7109154                              .2500
       92,882.27                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7109158                              .2500
      102,615.12                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7109160                              .2500
       76,276.11                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7109164                              .2500
      175,382.46                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      7109168                              .2500
      135,172.50                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7109172                              .2500
       83,389.40                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7109178                              .2500
      164,324.81                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7109180                              .2500
       94,365.62                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7109182                              .2500
      189,773.10                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      7109212                              .2500
       89,293.24                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7109216                              .2500
       92,066.13                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7109226                              .2500
      121,003.89                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      7109240                              .2500
      174,837.22                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7109246                              .2500
      150,995.79                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7109258                              .2500
       41,430.35                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7109262                              .2500
      168,816.78                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7109266                              .2500
      113,561.58                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7109274                              .2500
      236,095.69                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7110188                              .2500
      160,887.36                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7111640                              .2500
      124,200.37                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7112730                              .7500
       84,456.25                          .0300
            6.8750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7112740                              .6250
      558,823.38                          .0300
            6.6250                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7112970                              .5000
      353,647.96                          .0300
            6.5000                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7112976                              .5000
      397,413.47                          .0300
            6.7500                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7116436                              .2500
       72,699.79                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7120072                              .2500
       64,579.50                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7125762                              .2500
       88,772.22                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7125772                              .2500
      158,987.46                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      7125780                              .2500
       63,477.18                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7125830                              .2500
      613,420.38                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7125838                              .2500
       66,972.88                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7125872                              .2500
       68,459.24                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7128722                              .2500
       44,456.81                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7129022                              .2500
       98,314.78                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7129026                              .2500
       75,492.50                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7129634                              .2500
       51,677.99                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      7129644                              .2500
       89,200.33                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7129652                              .2500
       70,265.15                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7129658                              .2500
       74,509.77                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7129660                              .2500
       82,036.53                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7129774                              .2500
      202,701.44                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7131608                              .2500
      299,053.52                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7132624                              .2500
      188,397.21                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7136060                              .2500
       89,163.38                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      7136066                              .2500
      112,896.52                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7136098                              .2500
      119,163.88                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      7136124                              .2500
       84,420.17                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7136166                              .2500
      121,565.65                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7136216                              .2500
      119,224.04                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7136276                              .2500
      155,065.06                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7136346                              .2500
       85,449.87                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7139396                              .2500
      158,808.51                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      7139418                              .2500
       72,349.19                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7139532                              .2500
       69,552.20                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7139552                              .2500
       51,660.11                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7139902                              .2500
       53,562.58                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7139914                              .2500
      149,389.69                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7139924                              .2500
       89,405.39                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7139938                              .2500
      100,794.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7140646                              .2500
      163,482.59                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      7141458                              .2500
      101,701.96                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7142154                              .2500
      179,425.91                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7144284                              .2500
       79,755.73                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7148078                              .2500
      513,932.18                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      7153670                              .2500
       58,473.53                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7154158                              .2500
      121,045.27                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7158282                              .2500
      177,514.72                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7158314                              .2500
       53,672.80                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      7158336                              .2500
      418,689.26                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7158346                              .2500
      199,710.23                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7158366                              .2500
       89,466.48                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7158390                              .2500
      108,485.15                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7158400                              .2500
       63,293.13                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7158402                              .2500
       54,659.42                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7158420                              .2500
       39,520.51                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7158426                              .2500
      188,797.63                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      7158436                              .2500
       54,644.36                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7158462                              .2500
      341,775.58                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7158492                              .2500
       49,039.28                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7158958                              .2500
       89,584.71                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7158960                              .2500
       88,909.29                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7160670                              .2500
       47,646.94                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7161076                              .2500
      397,328.92                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7164158                              .2500
      135,584.73                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      7164532                              .2500
      209,330.24                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7164996                              .2500
      374,761.31                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7165516                              .2500
      146,049.45                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7165668                              .2500
      118,652.28                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7166074                              .2500
      124,165.29                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7167922                              .2500
       86,001.62                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7169232                              .2500
      412,228.76                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7171056                              .2500
      118,598.86                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      7171058                              .2500
      427,839.56                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7171060                              .2500
      410,919.96                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7171062                              .2500
      436,419.81                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7171064                              .2500
      339,591.66                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7171066                              .2500
      475,075.96                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7171068                              .2500
      165,588.19                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7171070                              .2500
       97,913.40                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7171304                              .2500
       91,463.67                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      7173498                              .2500
      127,609.17                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7174226                              .2500
      124,609.90                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7175632                              .2500
       51,887.15                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7178600                              .2500
      235,475.81                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7178604                              .2500
       99,400.68                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7178610                              .2500
       79,857.35                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7178626                              .2500
      131,118.54                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7178654                              .2500
      156,696.71                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000
1



      7180076                              .2500
      120,787.68                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7185566                              .2500
       33,053.13                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7188014                              .2500
      286,580.09                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7188200                              .2500
       42,348.87                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7192426                              .2500
      353,795.42                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7200682                              .2500
       64,196.25                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7201948                              .2500
       77,119.46                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7201994                              .2500
       61,616.07                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      7202032                              .2500
       64,593.09                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7202044                              .2500
       91,454.64                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7212570                              .2500
      331,351.29                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7222470                              .2500
       64,570.56                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7222474                              .2500
       87,437.07                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7222480                              .2500
      472,058.52                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7222482                              .2500
      133,124.15                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7222498                              .2500
       61,640.47                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200
1



      7223058                              .2500
       87,424.82                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7226576                              .2500
      180,374.18                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      7226578                              .2500
      161,360.87                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7226584                              .2500
       69,764.38                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7226598                              .2500
      245,180.82                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7226604                              .2500
       58,993.61                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7226606                              .2500
       60,996.21                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7226610                              .2500
      187,373.96                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      7226634                              .2500
       64,194.61                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7226638                              .2500
       86,806.83                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7232718                              .2500
      521,713.04                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7233028                              .2500
       44,156.83                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7236998                              .2500
      135,556.75                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7245652                              .2500
      181,656.03                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7245664                              .2500
      116,921.81                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7253312                              .2500
      274,103.74                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      7256974                              .2500
      109,671.42                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7258804                              .2500
       83,182.96                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7266024                              .2500
      244,806.69                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7266048                              .2500
       59,603.61                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7266102                              .2500
      136,924.44                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7266130                              .2500
      118,579.87                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7266146                              .2500
       56,519.60                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7266200                              .2500
      145,822.66                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950
1



      7266562                              .2500
       74,752.92                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7266580                              .2500
      150,237.13                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7266584                              .2500
      114,708.42                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7266586                              .2500
      147,533.06                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7266596                              .2500
      135,537.32                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7266600                              .2500
       87,706.96                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7266616                              .2500
       67,581.41                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7267210                              .2500
       73,903.16                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      7272276                              .2500
       71,775.30                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7272376                              .2500
      113,628.46                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7287368                              .2500
       54,822.68                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7287398                              .2500
       87,235.92                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7287400                              .2500
       84,484.98                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7287414                              .2500
      333,952.11                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200

      7287436                              .2500
      478,534.37                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7287478                              .2500
      169,444.58                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      7287480                              .2500
       79,525.77                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7287886                              .2500
       65,599.09                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7289324                              .2500
       44,666.18                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7289386                              .2500
       72,767.18                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7290556                              .2500
       15,551.32                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7290694                              .2500
      106,451.07                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7290724                              .2500
      321,648.28                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7293296                              .2500
      333,850.58                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7293298                              .2500
      544,650.24                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7293300                              .2500
      544,267.85                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7293302                              .2500
      387,339.60                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7293304                              .2500
      340,755.47                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7293306                              .2500
      466,369.39                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7293308                              .2500
      347,470.61                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7293310                              .2500
      389,491.45                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7293312                              .2500
      425,479.50                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7297460                              .2500
      418,929.46                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7299140                              .2500
       69,389.80                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7299520                              .2500
      143,156.71                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7299900                              .2500
       60,136.74                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7311204                              .2500
      118,009.94                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7311208                              .2500
      129,580.87                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7311236                              .2500
      106,067.95                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7311258                              .2500
      134,592.28                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      7311320                              .2500
       59,816.80                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7311624                              .2500
      241,384.78                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7311626                              .2500
      202,352.56                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7311628                              .2500
      144,322.97                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7311630                              .2500
      192,343.39                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7311648                              .2500
      138,048.62                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7311650                              .2500
      149,511.13                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7311652                              .2500
      118,590.81                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      7311662                              .2500
       81,718.04                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      7311998                              .2500
      151,509.94                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7312264                              .2500
      253,549.79                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7312954                              .2500
      152,495.96                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7317892                              .2500
       17,746.24                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7321438                              .2500
       59,814.78                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7324360                              .2500
       69,779.15                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7325422                              .2500
      232,938.35                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      7333052                              .2500
       70,761.02                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7333054                              .2500
      116,203.32                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7333060                              .2500
       72,214.43                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7333066                              .2500
      120,609.89                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7333070                              .2500
       99,069.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7333074                              .2500
       96,178.66                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7333076                              .2500
      109,909.66                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7333086                              .2500
       99,667.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      7333088                              .2500
      119,591.75                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7333090                              .2500
      143,510.10                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7333094                              .2500
      122,794.13                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7333096                              .2500
       74,744.84                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7333102                              .2500
      141,626.81                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7337162                              .2500
       87,719.34                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7340142                              .2500
      642,011.99                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7342968                              .2500
      153,503.49                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      7344366                              .2500
      164,490.66                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7346300                              .2500
      310,994.08                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7348006                              .2500
       55,823.33                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7355250                              .2500
       35,891.28                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7355276                              .2500
      143,553.42                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7355302                              .2500
      169,451.90                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7355322                              .2500
      187,094.83                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7355858                              .2500
       66,579.93                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      7355866                              .2500
      141,542.18                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7355892                              .2500
       56,417.52                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7355900                              .2500
       85,713.62                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7355906                              .2500
       83,333.37                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7355908                              .2500
       53,826.25                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7355916                              .2500
      150,507.88                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7355918                              .2500
       85,417.67                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7356240                              .2500
      183,842.34                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      7357940                              .2500
       91,117.85                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7363906                              .2500
      292,328.66                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7363908                              .2500
       86,831.51                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7363910                              .2500
       87,171.21                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7363914                              .2500
       74,278.25                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7363922                              .2500
      121,020.84                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7363924                              .2500
      347,761.02                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7363926                              .2500
      142,015.65                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      7363928                              .2500
       64,100.57                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7370376                              .2500
       96,710.24                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7373688                              .2500
       52,044.07                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7375110                              .2500
      135,566.25                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7376916                              .2500
       78,370.33                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7376924                              .2500
       78,370.33                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7376942                              .2500
       99,125.89                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7376946                              .2500
      119,613.11                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      7377008                              .2500
      199,409.12                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7377974                              .2500
      133,544.12                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7377980                              .2500
       54,918.48                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7377982                              .2500
      156,283.43                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7378000                              .2500
       82,723.61                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7378004                              .2500
       85,523.38                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7378018                              .2500
      104,657.80                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7385476                              .2500
      119,613.11                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      7391774                              .2500
      179,419.66                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7392424                              .2500
       70,472.06                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7400410                              .2500
      288,217.75                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7400454                              .2500
       69,782.46                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7400504                              .2500
      221,735.67                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7400550                              .2500
       74,162.71                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7401244                              .2500
       57,270.71                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7401248                              .2500
      142,523.81                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      7401254                              .2500
       61,001.72                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7403288                              .2500
       81,735.62                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7403350                              .2500
       94,693.72                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7404774                              .2500
      318,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7406942                              .2500
       88,088.97                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7409802                              .2500
      251,169.81                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7410390                              .2500
       78,700.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7411588                              .2500
       73,265.58                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7412564                              .2500
      248,365.96                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7413354                              .2500
      615,815.43                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7413554                              .2500
      367,658.53                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7415550                              .2500
      130,088.28                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7418974                              .2500
      398,724.25                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7425132                              .2500
      143,515.31                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7425138                              .2500
       74,025.75                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7425148                              .2500
       50,839.10                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      7425174                              .2500
      101,279.46                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7425188                              .2500
      153,104.78                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7425276                              .2500
       92,706.59                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7425296                              .2500
      116,545.02                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7425328                              .2500
       70,175.46                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7431006                              .2500
      156,764.57                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7440284                              .2500
      101,368.36                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7440354                              .2500
       98,019.79                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      7441408                              .2500
       88,504.30                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7441414                              .2500
       64,085.88                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7441416                              .2500
       79,705.53                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7441420                              .2500
       66,795.42                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7441422                              .2500
       56,311.86                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7441438                              .2500
      143,042.33                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7441446                              .2500
       81,929.20                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7441448                              .2500
      140,520.31                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000
1



      7442490                              .2500
      147,517.65                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7446270                              .2500
      558,940.15                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7448084                              .2500
       54,820.75                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7449026                              .2500
      119,608.91                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7449340                              .2500
      337,484.51                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7450484                              .2500
       32,899.24                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7451252                              .2500
       79,761.03                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7452610                              .2500
       49,435.08                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      7458486                              .2500
      299,740.95                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7462636                              .2500
      247,251.01                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7462654                              .2500
       64,305.21                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7462670                              .2500
      162,480.13                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7462676                              .2500
      373,816.89                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7462678                              .2500
      194,597.42                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7462694                              .2500
       59,226.43                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7462712                              .2500
      215,311.09                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7462754                              .2500
       49,845.65                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7462764                              .2500
      139,543.73                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7463594                              .2500
      114,395.77                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7463604                              .2500
      146,520.91                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7463624                              .2500
      109,944.38                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7463632                              .2500
       64,192.37                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7463644                              .2500
      148,535.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7463652                              .2500
      111,634.98                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      7463656                              .2500
       64,287.52                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7463660                              .2500
      100,065.67                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7463664                              .2500
      144,128.73                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7463668                              .2500
       51,834.16                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7463692                              .2500
       81,735.62                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7464634                              .2500
       97,677.14                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7466210                              .2500
       95,291.78                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7466800                              .2500
      369,097.76                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      7467920                              .2500
       93,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7470104                              .2500
      299,719.98                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7472386                              .2500
       85,209.56                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7472388                              .2500
       92,619.08                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7472390                              .2500
       52,360.65                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7472392                              .2500
      212,908.73                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7472394                              .2500
      284,326.03                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7472398                              .2500
      354,554.94                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7472402                              .2500
       43,576.57                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7472404                              .2500
      145,088.17                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7472406                              .2500
       25,657.10                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7472408                              .2500
       79,912.42                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7472410                              .2500
       69,289.46                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7472412                              .2500
      202,057.89                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7472414                              .2500
       76,448.37                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7472418                              .2500
       42,932.84                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7472420                              .2500
      142,553.75                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7472424                              .2500
      227,742.21                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7472426                              .2500
       86,253.49                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7472428                              .2500
      271,870.97                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7472432                              .2500
      148,489.24                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7472434                              .2500
      420,134.32                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7472436                              .2500
      142,549.30                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7472438                              .2500
       39,222.99                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      7472440                              .2500
       67,170.79                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7472442                              .2500
      234,694.74                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7472444                              .2500
       68,951.52                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7472446                              .2500
      296,954.88                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7472448                              .2500
       59,397.41                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7472450                              .2500
      111,333.67                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      7472452                              .2500
      193,143.55                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7472454                              .2500
      220,648.28                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      7472456                              .2500
      206,992.21                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7472458                              .2500
       34,388.87                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7472460                              .2500
      128,762.36                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7472462                              .2500
      247,695.85                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7472464                              .2500
       30,132.02                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7472466                              .2500
       78,328.20                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7473480                              .2500
      201,756.49                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7473482                              .2500
      257,471.01                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      7473484                              .2500
       70,996.94                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7473486                              .2500
       79,286.94                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7473490                              .2500
      327,737.14                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7473492                              .2500
       56,916.35                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7473494                              .2500
       47,606.93                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7473496                              .3750
       99,107.92                          .0800
            7.7500                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7473498                              .2500
       41,060.98                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7473500                              .2500
       80,220.50                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7473502                              .2500
       49,657.73                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7473504                              .2500
       57,388.47                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7473506                              .2500
       70,803.96                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7473508                              .2500
       44,312.92                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7473510                              .2500
       75,824.41                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7473512                              .2500
       82,298.30                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7473514                              .2500
      129,368.58                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7473516                              .2500
      129,368.58                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      7473518                              .2500
      129,368.58                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7473520                              .2500
      111,039.46                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7473522                              .2500
       79,238.36                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7473524                              .2500
       57,363.80                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7473526                              .2500
      120,392.27                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7473528                              .2500
       84,918.67                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7473536                              .2500
       62,399.65                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7478380                              .2500
      107,338.45                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      7486178                              .2500
       74,773.49                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7486210                              .2500
       95,693.82                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7486226                              .2500
      195,581.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7486240                              .2500
      224,327.90                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7486248                              .2500
      291,068.71                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7486262                              .2500
      192,915.61                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7486274                              .2500
       69,985.65                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7486282                              .2500
       74,571.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      7486284                              .2500
       79,742.07                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7486288                              .2500
      117,619.56                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7486294                              .2500
       39,881.82                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7486378                              .2500
      301,734.58                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7486386                              .2500
      289,065.01                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7487024                              .2500
       99,666.99                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7489454                              .2500
      202,801.12                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7490608                              .2500
       34,785.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      7490610                              .2500
      269,297.18                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7490612                              .2500
      394,742.07                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7490614                              .2500
      236,675.31                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7492838                              .2500
       34,396.95                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7493786                              .2500
      209,255.47                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7496548                              .2500
      119,633.59                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7501866                              .2500
       74,760.79                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7504096                              .2500
      107,655.55                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7504292                              .2500
      109,900.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7510994                              .2500
      184,422.65                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7511006                              .2500
       94,936.21                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7511008                              .2500
      452,287.06                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7511034                              .2500
      147,134.33                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7511040                              .2500
       82,250.84                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7511044                              .2500
      114,625.21                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7511046                              .2500
      142,563.36                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      7511078                              .2500
      114,828.58                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7511086                              .2500
      269,138.87                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7511116                              .2500
       57,820.96                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7511148                              .2500
       88,513.70                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7511152                              .2500
       71,765.34                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7511188                              .2500
      143,740.10                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7512804                              .2500
      183,400.32                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7512818                              .2500
      123,578.15                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000
1



      7512828                              .2500
       74,768.48                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7512830                              .2500
       41,964.26                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7512842                              .2500
      102,158.67                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7512856                              .2500
      209,300.70                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7512862                              .2500
      308,469.37                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7512866                              .2500
       88,806.47                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7513178                              .2500
       68,181.85                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7516496                              .2500
       51,839.48                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      7529680                              .2500
      124,000.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7530184                              .2500
      197,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7535878                              .2500
       69,779.15                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7535888                              .2500
       76,058.02                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7535912                              .2500
      138,589.34                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7535916                              .2500
      106,669.70                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7535978                              .2500
      508,355.71                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7535980                              .2500
      104,654.09                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      7537418                              .2500
       28,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7538172                              .2500
       61,561.46                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7538174                              .2500
       61,411.91                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7538176                              .2500
      239,865.35                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7538178                              .2500
       78,363.49                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7538188                              .2500
      363,835.88                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7538190                              .2500
       96,786.94                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7538192                              .2500
       79,974.53                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      7538194                              .2500
       61,204.17                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7538196                              .2500
       88,507.46                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7538198                              .2500
       18,943.25                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7538204                              .2500
      111,937.94                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7539522                              .2500
       67,296.15                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7542300                              .2500
      394,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7545236                              .2500
      195,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7546970                              .2500
      301,403.77                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      7547394                              .2500
      618,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7550404                              .2500
       61,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7552964                              .2500
       94,877.78                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7556314                              .2500
      172,436.17                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7556342                              .2500
      219,282.99                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7556348                              .2500
      150,728.13                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7556388                              .2500
      142,757.95                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7556446                              .2500
       72,076.81                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      7556470                              .2500
       56,329.37                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7556516                              .2500
      215,318.53                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7557758                              .3750
      214,549.66                          .0300
            6.3750                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7558552                              .2500
      117,523.97                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7558554                              .2500
       67,296.15                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7558562                              .2500
       88,907.99                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7558576                              .2500
      120,418.89                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7558578                              .2500
      185,892.18                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      7558580                              .2500
       63,499.03                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7558588                              .2500
      105,156.17                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7558590                              .2500
      157,506.92                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7558594                              .2500
      103,055.68                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7558596                              .2500
      124,579.26                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7559052                              .2500
      372,414.63                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      7560818                              .3750
      566,193.71                          .0300
            6.3750                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7560848                              .3750
       95,358.92                          .0300
            6.3750                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      7560856                              .7500
      171,949.83                          .0300
            6.8750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7565496                              .2500
      354,339.68                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7566608                              .2500
       92,575.68                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7571296                              .2500
      232,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7571806                              .2500
      106,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7572170                              .2500
      160,753.76                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7572820                              .2500
      230,265.32                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7582172                              .2500
       64,092.77                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700
1



      7582340                              .2500
      210,348.65                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7583234                              .2500
       50,391.43                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7583924                              .2500
      476,229.07                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7583930                              .2500
      367,024.73                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      7585286                              .2500
      111,244.06                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7585346                              .2500
       82,869.93                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7586106                              .2500
      230,446.50                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7586114                              .2500
       91,214.44                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      7586118                              .2500
       67,098.97                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7586126                              .2500
       65,243.51                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7586128                              .2500
      186,084.93                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7586132                              .2500
      113,644.23                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7586134                              .2500
       50,839.10                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7586138                              .2500
       92,082.28                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      7586140                              .2500
       82,538.77                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7599446                              .2500
      104,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      7600950                              .2500
      340,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7602126                              .2500
       89,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7602274                              .2500
      235,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7603048                              .2500
       44,953.01                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7604212                              .2500
      131,320.61                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7604280                              .2500
      124,427.21                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7604286                              .2500
      159,069.23                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7604296                              .2500
      191,367.47                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      7604314                              .2500
       48,356.71                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7604316                              .2500
      112,455.58                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7604368                              .2500
      179,462.32                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7604396                              .2500
       89,722.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7604414                              .2500
      299,043.19                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7605100                              .2500
      133,558.55                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7605110                              .2500
      121,294.74                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7605112                              .2500
       75,767.94                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      7605116                              .2500
      182,702.61                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7605118                              .2500
       54,121.12                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7605122                              .2500
      160,960.54                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7607134                              .2500
       56,000.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7616940                              .2500
       35,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7622804                              .2500
       81,600.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7624858                              .2500
      241,211.30                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7624926                              .2500
      134,225.23                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7624928                              .2500
      105,274.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7624954                              .2500
       99,681.07                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7624968                              .2500
       94,893.07                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7625002                              .2500
       49,838.80                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7625726                              .2500
       98,577.67                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7625738                              .2500
      196,524.08                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7625744                              .2500
      129,363.11                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7625746                              .2500
      142,832.97                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      7629646                              .2500
      348,871.57                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7630118                              .2500
      595,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7632512                              .2500
      432,126.10                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7636128                              .2500
      186,998.16                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7637872                              .2500
       65,863.28                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7637874                              .2500
       78,584.36                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7637876                              .2500
      316,839.65                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7637878                              .2500
       99,353.37                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      7637880                              .2500
      575,605.23                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7637882                              .2500
      110,523.58                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7646874                              .2500
      426,473.10                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7646884                              .2500
       99,674.09                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7646896                              .2500
      608,033.30                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7646938                              .2500
       65,191.42                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7646948                              .2500
      104,384.98                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7647012                              .2500
       79,744.85                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7647048                              .2500
      145,030.90                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7647072                              .2500
       71,770.36                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7647092                              .2500
       82,738.14                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7647102                              .2500
      338,950.44                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7647122                              .2500
      229,258.46                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7647156                              .2500
       59,596.43                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7647178                              .2500
       41,364.74                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7647834                              .2500
      130,491.49                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      7650222                              .2500
       85,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7651630                              .2500
       66,800.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7666674                              .2500
      235,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7668034                              .2500
      161,477.70                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7668132                              .2500
      179,425.91                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7668136                              .2500
      112,629.93                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7668142                              .2500
       99,684.50                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7668198                              .2500
      143,156.71                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      7668202                              .2500
       63,177.04                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7668204                              .2500
       84,363.75                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7668210                              .2500
       71,784.93                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7668236                              .2500
      141,167.64                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7668280                              .2500
       87,244.33                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      7669534                              .2500
      138,183.32                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7669542                              .2500
      123,800.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7669544                              .2500
      151,400.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7669560                              .2500
      142,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7669562                              .2500
       79,739.27                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7670786                              .2500
       96,376.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7673128                              .2500
       79,739.27                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7678292                              .2500
      406,670.29                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7681190                              .2500
      260,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7681326                              .2500
       58,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7691274                              .2500
       53,829.63                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      7691288                              .2500
       57,824.83                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7691336                              .2500
       98,677.35                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7691380                              .2500
       87,722.36                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7691412                              .2500
      121,097.58                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7695012                              .2500
       76,000.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7695014                              .2500
      118,607.96                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7695024                              .2500
       74,775.96                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7695044                              .2500
       92,300.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      7695046                              .2500
       66,280.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7695048                              .2500
       77,947.88                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7695058                              .2500
       51,200.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7698616                              .2500
      647,971.47                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7699566                              .2500
       75,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7706770                              .2500
      246,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7713318                              .2500
      146,027.67                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7713348                              .2500
      169,492.19                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450
1



      7713366                              .2500
      186,204.23                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7713408                              .2500
       79,758.39                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7713414                              .2500
       97,308.46                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7713426                              .2500
       75,000.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7713462                              .2500
      135,580.18                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7713482                              .2500
      256,171.41                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7713490                              .2500
       59,808.64                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7713530                              .2500
       43,868.56                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450
1



      7714650                              .2500
       70,700.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7714666                              .2500
      117,500.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7714670                              .2500
      101,800.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7714674                              .2500
       74,400.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7720856                              .2500
      307,200.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7729584                              .2500
       95,200.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7736088                              .2500
       87,241.48                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7736094                              .2500
      133,400.32                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450
1



      7736110                              .2500
       74,611.28                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7736112                              .2500
       64,792.69                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7736140                              .2500
       63,810.91                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7736188                              .2500
       67,794.63                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7736232                              .2500
       82,245.33                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7736644                              .2500
       95,706.87                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7738766                              .2500
      397,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7758628                              .2500
      159,495.20                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      7758668                              .2500
      144,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7758694                              .2500
      200,386.26                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7758738                              .2500
      102,660.68                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7759184                              .2500
       58,200.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7759188                              .2500
      103,400.00                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7759196                              .2500
      130,600.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7763068                              .2500
       92,600.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7766060                              .2500
      104,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700
1



      7768424                              .2500
       42,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7769242                              .2500
      150,507.88                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7771590                              .2500
       84,719.98                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7775630                              .2500
       95,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7778806                              .2500
      375,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7780670                              .2500
       38,874.27                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7780706                              .2500
      120,605.65                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7780728                              .2500
      162,463.01                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      7780738                              .2500
       52,650.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7780778                              .2500
      118,379.40                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7781120                              .2500
       96,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7781126                              .2500
      102,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7781130                              .2500
      104,400.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7781134                              .2500
       46,845.16                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7781150                              .2500
      141,500.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7781152                              .2500
      138,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      7781158                              .2500
       47,100.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7781162                              .2500
      107,200.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7781164                              .2500
      107,600.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7781172                              .2500
       89,700.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7781178                              .2500
      182,400.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7782418                              .2500
      496,155.27                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7783316                              .2500
       99,677.59                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7790192                              .2500
       95,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450
1



      7796532                              .2500
      358,873.81                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7796658                              .2500
      316,187.61                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      7797070                              .2500
       54,800.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7803298                              .2500
      100,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7803350                              .2500
      220,800.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7803372                              .2500
       61,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7803406                              .2500
      552,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7803418                              .2500
      100,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      7803426                              .2500
       60,300.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7803438                              .2500
       65,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7803452                              .2500
      139,558.31                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7803458                              .2500
       67,785.47                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7803482                              .2500
       87,719.34                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7803530                              .2500
       36,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7804394                              .2500
       67,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7804398                              .2500
      102,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      7807842                              .2500
      531,723.44                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7808228                              .2500
      122,000.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7814950                              .2500
      110,700.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7821824                              .2500
       96,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7822200                              .2500
       76,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7826144                              .2500
       90,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7826170                              .2500
      139,200.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7826186                              .2500
      108,000.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      7826200                              .2500
      169,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7826218                              .2500
      254,250.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7826348                              .2500
      125,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7826364                              .2500
       55,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7827278                              .2500
      345,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7827280                              .2500
      315,999.88                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7827282                              .2500
      647,904.33                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7827718                              .2500
      191,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      7828130                              .2500
       70,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7828138                              .2500
       82,500.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7828140                              .2500
      106,250.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7836408                              .2500
       89,300.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7842850                              .2500
      136,800.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7844532                              .2500
      480,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7847034                              .2500
       70,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7847090                              .2500
      352,800.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      7847104                              .2500
      140,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7847124                              .2500
      112,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7847152                              .2500
       95,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7848410                              .2500
      351,511.42                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7848416                              .2500
      586,683.86                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7849404                              .2500
       40,000.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7854454                              .2500
       98,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7860564                              .2500
       96,909.23                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      7873696                              .2500
       84,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      7873732                              .2500
       54,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7873738                              .2500
       80,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7873754                              .2500
       89,116.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7873766                              .2500
       90,750.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7873794                              .2500
       80,500.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7873840                              .2500
       75,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7873882                              .2500
       47,250.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700
1



      7873892                              .2500
       78,200.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7876054                              .2500
      101,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7876056                              .2500
       77,500.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7876060                              .2500
      126,900.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7876750                              .2500
       69,145.12                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7880218                              .2500
       75,100.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7882978                              .2500
      133,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      7890466                              .2500
      135,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7890592                              .2500
       39,200.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7896270                              .2500
      110,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7897736                              .2500
      130,400.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7899192                              .2500
      395,315.32                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7903384                              .2500
      148,000.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7910346                              .2500
      135,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7910354                              .2500
      102,400.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7910356                              .2500
       83,732.09                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      7910386                              .2500
      220,000.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7910422                              .2500
      122,350.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7910470                              .2500
       65,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7910556                              .2500
      440,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7910572                              .2500
      112,400.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7911178                              .2500
       44,700.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7911190                              .2500
       64,500.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7911196                              .2500
      142,000.00                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000
1



      7911198                              .2500
      122,200.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7911200                              .2500
      165,300.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7911216                              .2500
       94,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7911218                              .2500
       89,300.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7911222                              .2500
      145,000.00                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      7911224                              .2500
       60,500.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7911230                              .2500
       92,500.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7932814                              .2500
      101,500.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      7932820                              .2500
      135,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7942720                              .2500
      398,724.25                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7944346                              .2500
      124,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7954624                              .2500
      136,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7957866                              .2500
      129,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7957944                              .2500
       63,300.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      7957970                              .2500
      190,800.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7958006                              .2500
       90,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      7958020                              .2500
      108,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7958030                              .2500
       64,500.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7958032                              .2500
       86,800.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7958094                              .2500
      269,600.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      7959970                              .2500
      156,000.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7980498                              .2500
      120,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      7980518                              .2500
      195,500.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7980544                              .2500
       12,600.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      7980618                              .2500
      136,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7980628                              .2500
      127,650.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      7981122                              .2500
      165,600.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7981126                              .2500
       78,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      7981140                              .2500
       38,400.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      7981142                              .2500
      124,500.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7981144                              .2500
      107,750.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      7984180                              .2500
      150,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      7986768                              .2500
      200,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7987554                              .2500
      120,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      7993526                              .2500
      135,200.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8002412                              .2500
      168,800.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8002424                              .2500
       85,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8002434                              .2500
      129,600.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      8003066                              .2500
      111,700.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8003098                              .2500
      124,500.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      8003102                              .2500
       65,300.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8003110                              .2500
      238,200.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      8003124                              .2500
      220,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8011830                              .2500
      134,750.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      8013980                              .2500
      137,500.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8014302                              .2500
       75,200.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      8016998                              .2500
       93,500.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8021984                              .2500
       64,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      8025784                              .2500
      240,800.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8025848                              .2500
       48,400.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      8025902                              .2500
       66,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      8026404                              .2500
       69,600.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8026406                              .2500
       83,600.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8026412                              .2500
       83,300.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8026414                              .2500
       40,800.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      8026420                              .2500
       88,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      8026422                              .2500
       65,300.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      8026568                              .2500
      139,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      8026570                              .2500
      138,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8047824                              .2500
      185,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      8047846                              .2500
       40,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      8047874                              .2500
      189,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      8047896                              .2500
       65,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      8047898                              .2500
       80,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      8049120                              .2500
      125,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      8049128                              .2500
      120,400.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      8049152                              .2500
       51,800.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      8049162                              .2500
      124,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8049170                              .2500
       84,500.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8049178                              .2500
       76,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      8051644                              .2500
      157,463.29                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      8051646                              .2500
       99,210.10                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      8051650                              .2500
       69,594.07                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200

      8051652                              .2500
      152,112.75                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200

      8051654                              .2500
      131,507.09                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      8051656                              .2500
       58,327.16                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      8051658                              .2500
       67,555.53                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8051660                              .2500
      215,859.95                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8051668                              .2500
       75,754.96                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      8051670                              .2500
      135,672.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      8051672                              .2500
      109,209.26                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      8051674                              .2500
      114,998.97                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      8051676                              .2500
       85,727.39                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      8051678                              .2500
       72,309.20                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      8051682                              .2500
      104,363.80                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      8051684                              .2500
       31,429.98                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      8051686                              .2500
       30,907.72                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      8051688                              .2500
       31,245.36                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      8051692                              .2500
      127,718.14                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      8051696                              .2500
       66,422.37                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8051700                              .2500
      232,539.50                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      8051702                              .2500
       84,187.77                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8051704                              .2500
       64,235.07                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      8051706                              .2500
       39,762.86                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      8051708                              .2500
       56,818.02                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      8051712                              .2500
      107,580.51                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      8051714                              .2500
      346,739.07                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      8051718                              .2500
      136,858.62                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      8051720                              .5000
       97,980.25                          .0800
            8.2500                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200

      8051722                              .2500
       82,439.78                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      8051724                              .2500
      119,215.64                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8051728                              .2500
      135,111.06                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8051730                              .2500
      130,848.93                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      8051732                              .2500
       73,544.02                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      8051734                              .2500
       50,990.52                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8051736                              .2500
       32,784.30                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8051740                              .2500
      141,120.65                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      8051742                              .2500
      431,154.14                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8051744                              .2500
       71,554.12                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      8051746                              .2500
       32,993.07                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      8051748                              .2500
       75,757.93                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8051750                              .2500
       59,515.59                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      8051752                              .2500
       35,687.63                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      8051754                              .2500
      210,643.81                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8051756                              .2500
       72,319.63                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      8051758                              .2500
      149,030.06                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      8051762                              .2500
       75,978.15                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      8051764                              .2500
      369,141.57                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      8051766                              .2500
       67,967.27                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8051768                              .2500
      103,915.26                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      8061524                              .2500
       56,628.46                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      8070500                              .2500
       89,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8070526                              .2500
      200,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8070542                              .2500
       72,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8070544                              .2500
      207,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      8070546                              .2500
       67,500.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8070878                              .2500
      180,100.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      8070886                              .2500
      104,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      8090898                              .2500
      159,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      8090966                              .2500
       65,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      8091028                              .2500
       57,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.2500                        1.4200

      8094408                              .2500
      100,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8094418                              .2500
       62,400.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8094428                              .2500
       79,400.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      8094438                              .2500
      106,800.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      8103062                              .2500
      478,418.68                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      8106536                              .2500
      354,400.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8111508                              .2500
       72,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8111946                              .2500
      123,800.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      8111954                              .2500
       82,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8111956                              .2500
      282,900.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8111966                              .2500
       93,400.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8111980                              .2500
      226,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8138824                              .2500
       90,120.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      8143980                              .2500
       56,400.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      8171464                              .2500
      142,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      8213868                              .2500
      284,750.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

  TOTAL NUMBER OF LOANS:     1529
  TOTAL BALANCE........:        224,143,999.37


  RUN ON     : 03/21/02            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.53.21            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2002-QS4        FIXED SUMMARY REPORT      CUTOFF : 03/01/02
  POOL       : 0004579
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  -----------------------------------------------------------------------------
  CURR NOTE RATE                        6.8053            5.8750      8.8750
  RFC NET RATE                          6.5520            5.6250      8.6250
  NET MTG RATE(INVSTR RATE)             6.4885            5.5950      8.5450
  POST STRIP RATE                       6.1898            5.5950      6.2500
  SUB SERV FEE                           .2533             .2500       .7500
  MSTR SERV FEE                          .0635             .0300        .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .2987             .0000      2.2950







  TOTAL NUMBER OF LOANS:  1529
  TOTAL BALANCE........:     224,143,999.37


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/21/02           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.53.21          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RALI 2002-QS4                                  CUTOFF : 03/01/02
  POOL       : 0004579
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    4023791          A38/G02             F           60,000.00         ZZ
                                         180         57,384.47          1
                                       7.625            560.48         80
                                       7.375            560.48
    PLAINVIEW        VA   23137          1            12/19/00         00
    0432566040                           27           02/01/01          0
    3340348                              O            01/01/16
    0


    4075779          E86/G02             F          320,000.00         ZZ
                                         180        305,929.54          3
                                       8.000          3,058.09         66
                                       7.750          3,058.09
    BROOKLYN         NY   11203          5            12/22/00         00
    0432570844                           05           02/01/01          0
    0000084878                           O            01/01/16
    0


    4126789          637/G02             F          119,000.00         ZZ
                                         180        112,873.34          1
                                       8.500          1,171.84         70
                                       8.250          1,171.84
    MESA             AZ   85203          5            12/27/00         00
    0432550747                           05           02/01/01          0
    0021819412                           N            01/01/16
    0


    4147841          U59/G02             F           32,000.00         ZZ
                                         180         30,696.44          1
                                       8.875            322.20         64
                                       8.625            322.20
    BUFFALO          NY   14211          5            01/08/01         00
    0432555126                           05           02/08/01          0
1


    800641392                            N            01/08/16
    0


    4311260          J95/G02             F           44,800.00         ZZ
                                         180         43,084.31          1
                                       8.250            434.62         69
                                       8.000            434.62
    CLARKSVILLE      IN   47129          5            01/18/01         00
    0432608263                           05           03/01/01          0
    0022831705                           N            02/01/16
    0


    4334534          F28/G02             F          360,000.00         ZZ
                                         180        345,987.55          1
                                       8.375          3,518.73         60
                                       8.125          3,518.73
    KETCHUM          ID   83340          1            01/12/01         00
    0432611127                           05           03/01/01          0
    656659602                            N            02/01/16
    0


    4359534          U59/G02             F           25,000.00         ZZ
                                         180         23,905.07          1
                                       8.250            242.54         57
                                       8.000            242.54
    ALTOONA          PA   16602          5            03/02/01         00
    0432679603                           05           04/07/01          0
    800776853                            O            03/07/16
    0


    4392637          737/G02             F          107,000.00         ZZ
                                         180        103,332.15          1
                                       7.500            991.90         66
                                       7.250            991.90
    GOLDEN           CO   80403          5            03/08/01         00
    0432843738                           05           05/01/01          0
    2017202                              O            04/01/16
    0


    4584772          N74/G02             F          183,000.00         ZZ
                                         180        176,885.46          1
                                       6.625          1,606.73         73
                                       6.375          1,606.73
    ROUND ROCK       TX   78681          5            04/09/01         00
    0432816536                           03           06/01/01          0
    0028541010                           O            05/01/16
    0


1


    4782919          E82/G02             F          112,500.00         ZZ
                                         180        109,397.48          2
                                       7.625          1,050.90         90
                                       7.375          1,050.90
    BLUE SPRINGS     MO   64015          1            05/11/01         04
    0400424230                           05           07/01/01         12
    0400424230                           N            06/01/16
    0


    4796518          J83/G02             F           38,100.00         ZZ
                                         180         36,953.23          1
                                       7.875            361.36         61
                                       7.625            361.36
    SAVANNAH         GA   31404          2            04/27/01         00
    0432836005                           05           06/01/01          0
    299211                               N            05/01/16
    0


    4928200          J95/G02             F           48,650.00         ZZ
                                         180         47,084.40          1
                                       8.250            471.97         59
                                       8.000            471.97
    RIMFOREST  AREA  CA   92378          2            03/05/01         00
    0432873677                           05           05/01/01          0
    0020149019                           O            04/01/16
    0


    4989700          A50/G02             F           50,000.00         ZZ
                                         180         48,455.71          1
                                       7.000            449.41         77
                                       6.750            449.41
    TUSCALOOSA       AL   35401          5            05/17/01         00
    0433239613                           01           07/01/01          0
    222089                               O            06/01/16
    0


    5181236          E46/G02             F           63,925.00         ZZ
                                         180         62,625.60          1
                                       6.700            563.91         47
                                       6.450            563.91
    HIALEAH          FL   33012          5            08/21/01         00
    0433419637                           05           10/01/01          0
    504183                               O            09/01/16
    0


    5182561          U59/G02             F           60,000.00         ZZ
                                         180         57,422.49          2
                                       8.500            590.85         16
                                       8.250            590.85
1


    ELMHURST         NY   11373          5            07/27/01         00
    0433055654                           05           08/27/01          0
    800858663                            N            07/27/16
    0


    5253938          405/405             F          300,000.00         ZZ
                                         180        288,666.22          3
                                       7.000          2,696.49         72
                                       6.500          2,696.49
    JACKSON HEIGHTS  NY   11372          5            06/12/01         00
    0017464686                           05           08/01/01          0
    0017464686                           O            07/01/16
    0


    5344828          W53/G02             F          195,000.00         ZZ
                                         180        191,487.02          3
                                       7.750          1,835.49         65
                                       7.500          1,835.49
    RIDGEFIELD PARK  NJ   07660          5            09/21/01         00
    0433722741                           05           11/01/01          0
    5400678000                           O            10/01/16
    0


    5345827          J40/G02             F           96,000.00         ZZ
                                         180         94,434.95          1
                                       6.750            849.51         68
                                       6.500            849.51
    DAHLONEGA        GA   30533          5            09/26/01         00
    0433485315                           05           11/01/01          0
    7718954                              O            10/01/16
    0


    5369252          E82/G02             F          165,000.00         ZZ
                                         180        161,196.00          2
                                       7.375          1,517.87         85
                                       7.125          1,517.87
    CHICAGO          IL   60629          2            08/15/01         04
    0400430559                           05           10/01/01         12
    0400430559                           O            09/01/16
    0


    5384972          E22/G02             F           62,500.00         ZZ
                                         180         61,337.25          1
                                       7.375            574.95         54
                                       7.125            574.95
    KENNER           LA   70065          5            08/14/01         00
    0412884454                           05           10/01/01          0
    0412884454                           O            09/01/16
    0
1




    5384988          E22/G02             F           68,000.00         ZZ
                                         180         66,748.38          1
                                       7.500            630.37         76
                                       7.250            630.37
    HOUSTON          TX   77086          5            08/14/01         00
    0412894123                           03           10/01/01          0
    0412894123                           O            09/01/16
    0


    5401875          U59/G02             F          122,500.00         ZZ
                                         180        120,340.21          2
                                       8.000          1,170.68         54
                                       7.750          1,170.68
    STATEN ISLAND    NY   10306          5            08/28/01         00
    0433187770                           05           10/01/01          0
    800867503                            N            09/01/16
    0


    5403802          F36/G02             F           81,000.00         ZZ
                                         120         78,093.87          1
                                       6.625            924.90         30
                                       6.375            924.90
    EATONVILLE       WA   98328          5            08/24/01         00
    0433210671                           05           10/01/01          0
    06503919                             O            09/01/11
    0


    5407485          E22/G02             F           85,000.00         ZZ
                                         180         83,435.48          1
                                       7.500            787.96         57
                                       7.250            787.96
    CASCADE          CO   80809          5            08/17/01         00
    0412931610                           05           10/01/01          0
    0412931610                           O            09/01/16
    0


    5408406          T90/G02             F           79,200.00         ZZ
                                         180         77,365.51          2
                                       8.250            768.35         88
                                       8.000            768.35
    NEW ORLEANS      LA   70127          2            06/15/01         12
    0433165727                           05           08/01/01         25
    48284                                O            07/01/16
    0


    5415422          E22/G02             F           87,000.00         ZZ
                                         180         84,362.87          1
1


                                       7.375            800.33         69
                                       7.125            800.33
    MODESTO          CA   95358          5            08/16/01         00
    0412882714                           05           10/01/01          0
    0412882714                           O            09/01/16
    0


    5429015          A35/G02             F          159,000.00         ZZ
                                         180        157,268.19          1
                                       6.875          1,418.05         65
                                       6.625          1,418.05
    CENTEREACH       NY   11720          2            11/07/01         00
    0433538824                           05           01/01/02          0
    1                                    O            12/01/16
    0


    5439079          E22/G02             F          160,000.00         ZZ
                                         180        156,861.00          1
                                       6.750          1,415.86         63
                                       6.500          1,415.86
    CARY             NC   27511          5            08/21/01         00
    0412881591                           05           10/01/01          0
    0412881591                           O            09/01/16
    0


    5462005          623/G02             F          411,600.00         ZZ
                                         180        402,251.33          2
                                       6.875          3,670.87         70
                                       6.625          3,670.87
    REGOPARK         NY   11374          1            07/11/01         00
    0433142973                           05           09/01/01          0
    5354296                              O            08/01/16
    0


    5468478          L60/F27             F           65,600.00         ZZ
                                         180         63,930.34          1
                                       7.375            603.47         80
                                       7.125            603.47
    SALUDA           NC   28773          5            06/25/01         00
    6990380676                           05           08/01/01          0
    6990380676                           O            07/01/16
    0


    5494379          E22/G02             F           76,000.00         ZZ
                                         180         74,508.99          1
                                       6.750            672.53         67
                                       6.500            672.53
    LOUISVILLE       KY   40220          5            08/28/01         00
    0412923062                           05           10/01/01          0
1


    0412923062                           O            09/01/16
    0


    5494419          E22/G02             F           79,000.00         ZZ
                                         180         77,576.78          1
                                       7.750            743.61         84
                                       7.500            743.61
    BESSEMER         AL   35022          5            08/28/01         04
    0412964959                           05           10/01/01          6
    0412964959                           O            09/01/16
    0


    5499088          076/076             F           86,000.00         ZZ
                                         180         84,005.25          1
                                       6.625            755.07         76
                                       6.375            755.07
    WALDEN           CO   80480          5            08/01/01         00
    15552653                             05           09/01/01          0
    5552653                              O            08/01/16
    0


    5512982          U59/G02             F          100,000.00         ZZ
                                         180         98,139.54          1
                                       7.375            919.93         72
                                       7.125            919.93
    CLARKSTON        MI   48346          1            09/12/01         00
    0433203338                           05           10/12/01          0
    800860275                            O            09/12/16
    0


    5530581          623/985             F           71,000.00         ZZ
                                         180         68,309.32          1
                                       8.375            693.97         55
                                       8.125            693.97
    CONCORD          MI   49237          5            01/03/01         00
    5298751                              05           03/01/01          0
    5298751                              O            02/01/16
    0


    5530584          623/985             F           45,000.00         ZZ
                                         180         43,451.82          1
                                       7.750            423.57         22
                                       7.500            423.57
    MATTAWAN         MI   49071          5            03/06/01         00
    5313719                              05           05/01/01          0
    5313719                              O            04/01/16
    0


1


    5530592          623/985             F           71,300.00         ZZ
                                         180         69,131.20          1
                                       7.750            671.13         64
                                       7.500            671.13
    GRAYLING         MI   49738          5            04/16/01         00
    5334041                              05           06/01/01          0
    5334041                              O            05/01/16
    0


    5530594          623/985             F           50,000.00         ZZ
                                         180         48,222.85          1
                                       7.125            452.92         35
                                       6.875            452.92
    FREDERIC         MI   49733          5            06/20/01         00
    5343581                              05           08/01/01          0
    5343581                              O            07/01/16
    0


    5571224          U05/G02             F           56,000.00         ZZ
                                         180         55,152.91          1
                                       7.625            523.11         75
                                       7.375            523.11
    HIGHLANDS        TX   77562          5            09/25/01         00
    0433430543                           05           11/01/01          0
    3164014                              O            10/01/16
    0


    5580209          U62/G02             F           91,050.00         ZZ
                                         180         89,612.33          1
                                       7.125            824.75         75
                                       6.875            824.75
    WEST PALM BEACH  FL   33412          5            09/22/01         00
    0433231040                           05           11/01/01          0
    2001291713                           O            10/01/16
    0


    5591096          076/076             F           73,500.00         ZZ
                                         180         71,546.18          1
                                       6.625            645.33         75
                                       6.375            645.33
    NOTASULGA        AL   36866          5            06/14/01         00
    14491524                             05           08/01/01          0
    4491524                              O            07/01/16
    0


    5591099          076/076             F           59,000.00         ZZ
                                         180         57,729.04          1
                                       7.500            546.94         59
                                       7.250            546.94
1


    CENTERVILLE      SD   57014          5            07/10/01         00
    15256804                             05           09/01/01          0
    5256804                              O            08/01/16
    0


    5595153          286/286             F           20,380.00         ZZ
                                         180         20,020.70          1
                                       8.000            194.76         68
                                       7.750            194.76
    FORT WAYNE       IN   46806          2            08/03/01         00
    373679                               05           10/01/01          0
    373679                               N            09/01/16
    0


    5595163          286/286             F           72,500.00         ZZ
                                         180         71,035.62          2
                                       8.250            703.36         54
                                       8.000            703.36
    MANCHESTER       NH   03103          5            07/03/01         00
    9057020                              05           09/01/01          0
    9057020                              O            08/01/16
    0


    5599465          U62/G02             F           54,500.00         ZZ
                                         180         53,592.53          1
                                       6.500            474.75         69
                                       6.250            474.75
    MIDDLEBURG       FL   32068          5            09/24/01         00
    0433290574                           05           11/01/01          0
    2001290445                           O            10/01/16
    0


    5601335          U05/G02             F          251,900.00         ZZ
                                         180        247,749.58          1
                                       6.625          2,211.67         79
                                       6.375          2,211.67
    LAREDO           TX   78045          2            09/26/01         00
    0433621844                           03           11/01/01          0
    3167640                              O            10/01/16
    0


    5604210          N74/G02             F           64,000.00         ZZ
                                         180         62,978.57          1
                                       7.000            575.25         32
                                       6.750            575.25
    NEW BRAUNFELS    TX   78132          5            09/21/01         00
    0433249950                           05           11/01/01          0
    0029337010                           O            10/01/16
    0
1




    5614833          E22/G02             F           37,600.00         ZZ
                                         180         36,965.87          1
                                       8.000            359.33         80
                                       7.750            359.33
    PITTSBURGH       PA   15221          2            09/14/01         00
    0412946717                           05           11/01/01          0
    0412946717                           O            10/01/16
    0


    5626077          E22/G02             F           40,800.00         ZZ
                                         180         40,196.03          1
                                       7.875            386.97         80
                                       7.625            386.97
    FORT WORTH       TX   76115          5            09/19/01         00
    0412934689                           05           11/01/01          0
    0412934689                           O            10/01/16
    0


    5626620          313/G02             F          100,000.00         ZZ
                                         180         98,352.32          1
                                       6.625            878.00         63
                                       6.375            878.00
    WORTH            IL   60482          1            09/28/01         00
    0433629078                           05           11/01/01          0
    8376204                              O            10/01/16
    0


    5627173          623/G02             F          245,000.00         ZZ
                                         180        240,054.98          3
                                       8.375          2,394.69         60
                                       8.125          2,394.69
    CORONA           NY   11368          5            07/27/01         00
    0433221355                           05           09/01/01          0
    5367346                              O            08/01/16
    0


    5627178          623/G02             F           72,000.00         ZZ
                                         180         70,646.14          1
                                       7.250            657.26         80
                                       7.000            657.26
    YOUNGSTOWN       OH   44512          5            08/09/01         00
    0433221264                           05           10/01/01          0
    5371042                              O            09/01/16
    0


    5627181          623/G02             F           50,000.00         ZZ
                                         180         48,929.05          1
1


                                       7.500            463.51         19
                                       7.250            463.51
    BREWSTER         MA   02631          5            08/24/01         00
    0433221249                           05           10/01/01          0
    5373467                              O            09/01/16
    0


    5632653          E45/G02             F           82,000.00         ZZ
                                         180         80,718.95          1
                                       7.250            748.55         80
                                       7.000            748.55
    ORLANDO          FL   32825          5            09/25/01         00
    0433372513                           05           11/01/01          0
    166101                               O            10/01/16
    0


    5633679          U62/G02             F           65,550.00         ZZ
                                         120         63,375.49          1
                                       6.625            748.48         73
                                       6.375            748.48
    AUGUSTA          GA   30904          5            09/27/01         00
    0433255684                           05           11/01/01          0
    2001294713                           O            10/01/11
    0


    5634668          N74/G02             F           80,000.00         ZZ
                                         180         78,925.87          1
                                       6.375            691.40         64
                                       6.125            691.40
    MONTICELLO       AR   71655          5            10/11/01         00
    0433505559                           05           12/01/01          0
    0029409010                           O            11/01/16
    0


    5639691          E22/G02             F           72,500.00         ZZ
                                         180         71,318.05          1
                                       6.750            641.56         62
                                       6.500            641.56
    HIALEAH          FL   33016          5            09/20/01         00
    0412971764                           05           11/01/01          0
    0412971764                           O            10/01/16
    0


    5640840          U05/G02             F           90,000.00         ZZ
                                         180         88,890.61          1
                                       7.375            827.93         64
                                       7.125            827.93
    THE COLONY       TX   75056          5            10/02/01         00
    0433299567                           05           12/01/01          0
1


    3168795                              O            11/01/16
    0


    5647617          U62/G02             F           40,000.00         ZZ
                                         180         39,333.96          1
                                       6.500            348.44         63
                                       6.250            348.44
    SPRINGER         NM   87747          5            09/21/01         00
    0433255338                           05           11/01/01          0
    2001287156                           O            10/01/16
    0


    5657453          M27/G02             F           84,000.00         T
                                         180         82,942.02          1
                                       7.125            760.90         50
                                       6.875            760.90
    CASWELL BEACH    NC   28465          2            10/19/01         00
    0433681707                           01           12/01/01          0
    1                                    O            11/01/16
    0


    5657810          601/G02             F           88,000.00         ZZ
                                         180         86,855.47          1
                                       6.750            778.73         80
                                       6.500            778.73
    PUEBLO           CO   81007          2            10/11/01         00
    0433295839                           05           12/01/01          0
    60891959                             N            11/01/16
    0


    5658648          286/286             F           80,000.00         ZZ
                                         180         78,574.23          1
                                       7.875            758.76         51
                                       7.625            758.76
    MIAMI            FL   33125          5            07/31/01         00
    0316273                              05           10/01/01          0
    316273                               O            09/01/16
    0


    5660748          U53/G02             F           22,000.00         ZZ
                                         180         21,416.31          1
                                       7.500            203.94         20
                                       7.250            203.94
    AUBURNDALE       FL   33823          5            09/20/01         00
    0400496196                           05           11/01/01          0
    0400496196                           O            10/01/16
    0


1


    5669135          P34/G02             F           89,600.00         ZZ
                                         180         88,141.98          1
                                       6.750            792.88         80
                                       6.500            792.88
    REXFORD          NY   12148          5            09/22/01         00
    0433485323                           05           11/01/01          0
    41426                                O            10/01/16
    0


    5689048          E82/G02             F           88,000.00         ZZ
                                         180         86,610.45          1
                                       7.125            797.13         20
                                       6.875            797.13
    SEATTLE          WA   98119          5            09/26/01         00
    0400480497                           05           11/01/01          0
    0400480497                           O            10/01/16
    0


    5689402          E46/G02             F          207,500.00         ZZ
                                         180        204,829.97          1
                                       6.875          1,850.60         64
                                       6.625          1,850.60
    WILMINGTON       MA   01887          5            10/05/01         00
    0433599024                           05           12/01/01          0
    00505345                             O            11/01/16
    0


    5704540          E22/G02             F           55,000.00         ZZ
                                         180         52,935.10          1
                                       7.375            505.96         58
                                       7.125            505.96
    MONT BELVIEW     TX   77580          5            09/21/01         00
    0413011495                           05           11/01/01          0
    0413011495                           O            10/01/16
    0


    5704638          E22/G02             F           50,100.00         ZZ
                                         180         49,159.66          1
                                       7.000            450.31         53
                                       6.750            450.31
    SPRING HILL      FL   34606          1            09/28/01         00
    0413051632                           05           11/01/01          0
    0413051632                           O            10/01/16
    0


    5705185          253/253             F           87,000.00         ZZ
                                         180         85,844.18          1
                                       6.500            757.87         61
                                       6.250            757.87
1


    BURNSVILLE       MN   55306          5            10/22/01         00
    982809                               01           12/01/01          0
    982809                               O            11/01/16
    0


    5710000          U05/G02             F          144,600.00         ZZ
                                         180        142,678.99          1
                                       6.500          1,259.62         62
                                       6.250          1,259.62
    FORT WORTH       TX   76108          5            10/08/01         00
    0433292190                           05           12/01/01          0
    3155803                              O            11/01/16
    0


    5716063          W53/G02             F          153,000.00         ZZ
                                         180        151,174.31          1
                                       7.750          1,440.15         85
                                       7.500          1,440.15
    BRONX            NY   10459          5            10/10/01         11
    0433525201                           05           12/01/01         12
    50006947                             O            11/01/16
    0


    5736324          E22/G02             F           76,000.00         ZZ
                                         180         74,850.36          1
                                       7.625            709.94        100
                                       7.375            709.94
    SLIDELL          LA   70458          2            09/26/01         10
    0413064817                           05           11/01/01         35
    0413064817                           O            10/01/16
    0


    5800176          N34/G02             F           50,000.00         ZZ
                                         180         49,513.67          1
                                       6.750            442.45         28
                                       6.500            442.45
    WOODRIDGE        IL   60517          5            10/29/01         00
    0433376753                           05           01/01/02          0
    253314                               O            12/01/16
    0


    5800752          676/G02             F          270,000.00         ZZ
                                         180        264,868.64          1
                                       7.125          2,445.75         51
                                       6.875          2,445.75
    KAILUA           HI   96734          2            08/15/01         00
    0433514312                           05           10/01/01          0
    6001314440                           N            09/01/16
    0
1




    5819836          601/G02             F          190,000.00         ZZ
                                         180        188,014.55          1
                                       6.750          1,681.33         95
                                       6.500          1,681.33
    NEWARK           DE   19702          5            11/07/01         11
    0433439486                           05           01/01/02         30
    60697786                             O            12/01/16
    0


    5846006          624/G02             F           65,000.00         ZZ
                                         180         63,166.81          2
                                       7.625            607.18         46
                                       7.375            607.18
    POMONA           CA   91768          5            10/03/01         00
    0433282480                           05           12/01/01          0
    3409221043F                          O            11/01/16
    0


    5849610          A35/G02             F           97,000.00         ZZ
                                         180         95,804.30          1
                                       7.375            892.33         65
                                       7.125            892.33
    HUNTINGOTN STA.  NY   11746          2            10/26/01         00
    0433429289                           05           12/01/01          0
    1                                    O            11/01/16
    0


    5850618          L60/F27             F           65,000.00         ZZ
                                         180         63,599.80          1
                                       7.500            602.56         73
                                       7.250            602.56
    KINGS MOUNTAIN   NC   28086          5            07/20/01         00
    6610691437                           05           09/01/01          0
    6610691437                           O            08/01/16
    0


    5850626          L60/F27             F           90,000.00         ZZ
                                         120         86,368.31          1
                                       7.375          1,062.45         52
                                       7.125          1,062.45
    CHARLOTTE        NC   28277          5            07/11/01         00
    6610744425                           05           09/01/01          0
    6610744425                           O            08/01/11
    0


    5860404          E22/G02             F           68,500.00         ZZ
                                         180         67,364.33          1
1


                                       6.875            610.92         62
                                       6.625            610.92
    WILMER           TX   75172          5            10/01/01         00
    0413027038                           05           11/01/01          0
    0413027038                           O            10/01/16
    0


    5865116          642/G02             F          460,000.00         ZZ
                                         180        454,143.90          1
                                       7.000          4,134.61         66
                                       6.750          4,134.61
    BRINKLOW         MD   20862          2            10/11/01         00
    0433290400                           05           12/01/01          0
    08119901                             O            11/01/16
    0


    5876688          A35/G02             F          159,000.00         ZZ
                                         180        157,453.43          1
                                       6.750          1,407.01         65
                                       6.500          1,407.01
    RONKONKOMA       NY   11779          5            10/31/01         00
    0433425337                           05           01/01/02          0
    TASTAN                               O            12/01/16
    0


    5886902          E22/G02             F           52,500.00         ZZ
                                         180         51,824.47          1
                                       6.875            468.22         73
                                       6.625            468.22
    MIAMI            FL   33055          5            10/04/01         00
    0413069949                           07           12/01/01          0
    0413069949                           O            11/01/16
    0


    5906480          676/G02             F          335,000.00         ZZ
                                         180        320,689.77          2
                                       6.875          2,987.72         47
                                       6.625          2,987.72
    KIHEI            HI   96753          5            03/22/01         00
    0433516408                           05           05/01/01          0
    6000815940                           O            04/01/16
    0


    5910782          E82/G02             F           80,000.00         ZZ
                                         180         78,992.44          2
                                       7.125            724.66         78
                                       6.875            724.66
    AUSTIN           MN   55912          5            10/08/01         00
    0400489654                           05           12/01/01          0
1


    0400489654                           O            11/01/16
    0


    5911508          738/G02             F           80,000.00         ZZ
                                         180         78,730.58          1
                                       7.125            724.67         67
                                       6.875            724.67
    SAINT PETERSBUR  FL   33705          2            09/06/01         00
    0433284817                           05           11/01/01          0
    40079163                             O            10/01/16
    0


    5945558          R49/G02             F          220,000.00         ZZ
                                         180        217,510.95          1
                                       6.500          1,916.44         66
                                       6.250          1,916.44
    ANAHEIM          CA   92807          5            12/01/01         00
    0433476348                           05           02/01/02          0
    9713723                              O            01/01/17
    0


    5954872          U05/G02             F          250,000.00         ZZ
                                         180        248,400.73          1
                                       6.875          2,229.64         58
                                       6.625          2,229.64
    DESPLAINES       IL   60018          2            12/07/01         00
    0433555323                           05           02/01/02          0
    3170737                              O            01/01/17
    0


    5961398          E22/G02             F           74,000.00         ZZ
                                         180         73,037.64          2
                                       6.875            659.97         34
                                       6.625            659.97
    BROOKLYN         NY   11220          5            10/10/01         00
    0413074212                           05           12/01/01          0
    0413074212                           O            11/01/16
    0


    5969984          A50/G02             F           73,650.00         ZZ
                                         180         72,978.53          1
                                       7.500            682.74         75
                                       7.250            682.74
    RYDAL            GA   30171          5            11/09/01         00
    0433397908                           05           01/01/02          0
    518568                               O            12/01/16
    0


1


    5991604          N74/G02             F           44,000.00         ZZ
                                         180         43,314.36          1
                                       6.500            383.29         38
                                       6.250            383.29
    LEANDER          TX   78641          5            10/19/01         00
    0433385648                           05           12/01/01          0
    0029432010                           O            11/01/16
    0


    5991704          758/G02             F          231,900.00         ZZ
                                         180        227,813.78          1
                                       6.500          2,020.10         80
                                       6.250          2,020.10
    HEREFORD         AZ   85615          1            10/29/01         00
    0433452240                           05           12/01/01          0
    680190                               O            11/01/16
    0


    5997944          K89/G02             F           92,000.00         ZZ
                                         180         91,405.09          1
                                       6.750            814.12         56
                                       6.500            814.12
    MIAMI            FL   33134          5            12/10/01         00
    0433488970                           05           02/01/02          0
    200110121                            O            01/01/17
    0


    6001894          664/G02             F          152,000.00         ZZ
                                         180        148,690.62          1
                                       7.375          1,398.29         80
                                       7.125          1,398.29
    NASHVILLE        TN   37206          5            07/25/01         00
    0433433778                           05           09/01/01          0
    8254062                              O            08/01/16
    0


    6011604          664/G02             F          168,000.00         ZZ
                                         180        162,909.48          1
                                       6.500          1,463.47         80
                                       6.250          1,463.47
    EL MONTE         CA   91731          5            05/11/01         00
    0433256328                           05           07/01/01          0
    0008068033                           O            06/01/16
    0


    6012968          664/G02             F          145,600.00         ZZ
                                         180        142,803.29          1
                                       7.000          1,308.70         80
                                       6.750          1,308.70
1


    ARVADA           CO   80004          2            08/16/01         00
    0433262961                           05           10/01/01          0
    0008298325                           O            09/01/16
    0


    6019412          076/076             F           60,000.00         ZZ
                                         180         59,021.81          1
                                       6.750            530.95         27
                                       6.500            530.95
    JUNIATA          NE   68955          5            09/10/01         00
    10397818                             05           11/01/01          0
    0397818                              O            10/01/16
    0


    6019414          076/076             F           75,000.00         ZZ
                                         180         73,384.38          1
                                       7.500            695.26         58
                                       7.250            695.26
    SAVANNAH         MO   64485          5            07/19/01         00
    15391674                             05           09/01/01          0
    5391674                              O            08/01/16
    0


    6019622          664/G02             F          137,000.00         ZZ
                                         180        132,848.84          3
                                       6.500          1,193.42         89
                                       6.250          1,193.42
    CUMBERLAND       RI   02864          5            05/16/01         11
    0433274768                           05           07/01/01         25
    8049389                              O            06/01/16
    0


    6021634          664/G02             F          562,500.00         ZZ
                                         180        543,898.42          1
                                       6.750          4,977.62         75
                                       6.500          4,977.62
    ROCKMART         GA   30153          5            05/03/01         00
    0433272499                           05           06/01/01          0
    0003833993                           O            05/01/16
    0


    6027422          664/G02             F          265,000.00         ZZ
                                         180        260,725.35          1
                                       6.875          2,363.42         71
                                       6.625          2,363.42
    COPPELL          TX   75019          2            09/10/01         00
    0433261674                           03           11/01/01          0
    8326068                              O            10/01/16
    0
1




    6032742          T29/G02             F           55,000.00         ZZ
                                         180         54,269.33          1
                                       6.500            479.11         32
                                       6.250            479.11
    SILVER CITY      NM   88061          5            10/29/01         00
    0433388998                           05           12/01/01          0
    1230286                              O            11/01/16
    0


    6034300          U53/G02             F           20,150.00         ZZ
                                         180         19,904.30          1
                                       7.500            186.79         65
                                       7.250            186.79
    ANGELICA         NY   14709          5            10/17/01         00
    0400504023                           05           12/01/01          0
    0400504023                           O            11/01/16
    0


    6039162          758/G02             F          229,000.00         ZZ
                                         180        226,772.58          1
                                       6.750          2,026.44         77
                                       6.500          2,026.44
    MONTGOMERY       TX   77356          5            11/08/01         00
    0433532728                           03           01/01/02          0
    1                                    O            12/01/16
    0


    6039264          964/G02             F          370,500.00         ZZ
                                         180        366,779.00          1
                                       6.375          3,202.05         73
                                       6.125          3,202.05
    SACRAMENTO       CA   95831          5            11/07/01         00
    0433402294                           03           01/01/02          0
    162063                               O            12/01/16
    0


    6047294          369/G02             F          100,000.00         ZZ
                                         180         99,047.97          1
                                       7.000            898.83         73
                                       6.750            898.83
    CORPUS CHRISTI   TX   78410          1            11/15/01         00
    0433491198                           05           01/01/02          0
    0073530248                           O            12/01/16
    0


    6053422          A21/G02             F          190,000.00         ZZ
                                         180        188,091.78          1
1


                                       6.375          1,642.08         42
                                       6.125          1,642.08
    WARWCIK          NY   10990          2            11/13/01         00
    0433487279                           05           01/01/02          0
    0100123365                           O            12/01/16
    0


    6084096          U53/G02             F           62,000.00         ZZ
                                         180         61,016.71          1
                                       7.125            561.62         73
                                       6.875            561.62
    BOCA RATON       FL   33433          5            10/19/01         00
    0400497269                           01           12/01/01          0
    0400497269                           O            11/01/16
    0


    6088750          A91/G02             F          228,225.00         ZZ
                                         180        226,791.84          2
                                       7.500          2,115.68         85
                                       7.250          2,115.68
    WEST ISLIP       NY   11795          5            12/21/01         01
    0433518305                           05           02/01/02         25
    0122989                              O            01/01/17
    0


    6101332          J54/G02             F           86,000.00         ZZ
                                         180         85,181.24          1
                                       7.000            773.00         51
                                       6.750            773.00
    POINT PLEASANT   NJ   08742          5            11/14/01         00
    0433596046                           05           01/01/02          0
    0000896314                           O            12/01/16
    0


    6117508          E86/G02             F          423,000.00         ZZ
                                         180        420,175.33          1
                                       6.375          3,655.78         77
                                       6.125          3,655.78
    LITTLE ROCK      AR   72223          2            12/12/01         00
    0433596996                           05           02/01/02          0
    0000152828                           O            01/01/17
    0


    6136508          E22/G02             F           71,000.00         ZZ
                                         180         70,086.39          1
                                       6.875            633.22         56
                                       6.625            633.22
    CHICAGO          IL   60632          5            10/19/01         00
    0413038753                           05           12/01/01          0
1


    0413038753                           O            11/01/16
    0


    6136626          E22/G02             F           53,300.00         ZZ
                                         120         51,922.58          1
                                       6.500            605.21         36
                                       6.250            605.21
    MIAMI            FL   33175          5            10/19/01         00
    0413116765                           03           12/01/01          0
    0413116765                           O            11/01/11
    0


    6143686          601/G02             F           80,000.00         ZZ
                                         180         79,238.36          1
                                       7.000            719.07         51
                                       6.750            719.07
    BRICK            NJ   08723          5            11/06/01         00
    0433448990                           05           01/01/02          0
    6098566                              O            12/01/16
    0


    6144244          U05/G02             F          173,000.00         ZZ
                                         180        171,317.28          1
                                       6.750          1,530.89         78
                                       6.500          1,530.89
    CEDAR PARK       TX   78613          5            11/15/01         00
    0433431996                           05           01/01/02          0
    3181071                              O            12/01/16
    0


    6150536          L21/G02             F           40,400.00         ZZ
                                         180         39,912.65          1
                                       7.625            377.39         80
                                       7.375            377.39
    MANASSAS         VA   20109          1            10/31/01         00
    0433479961                           01           12/01/01          0
    70301529                             O            11/01/16
    0


    6173024          964/G02             F           77,000.00         ZZ
                                         180         74,452.03          1
                                       6.250            660.22         85
                                       6.000            660.22
    SPOKANE          WA   99205          5            11/02/01         01
    0433394392                           05           01/01/02         25
    159466                               O            12/01/16
    0


1


    6181124          455/G02             F          125,000.00         ZZ
                                         180        123,797.12          1
                                       6.875          1,114.82         45
                                       6.625          1,114.82
    CALHOUN          GA   30701          5            11/06/01         00
    0433445012                           05           01/01/02          0
    10003256                             O            12/01/16
    0


    6186560          964/G02             F          450,000.00         ZZ
                                         180        447,026.99          1
                                       6.500          3,919.99         67
                                       6.250          3,919.99
    SALEM            OR   97306          5            12/03/01         00
    0433580941                           05           02/01/02          0
    164874                               O            01/01/17
    0


    6187502          U05/G02             F          115,000.00         ZZ
                                         180        113,928.56          1
                                       7.250          1,049.79         70
                                       7.000          1,049.79
    WESTMINSTER      TX   75485          5            11/13/01         00
    0433429214                           05           01/01/02          0
    3182115                              O            12/01/16
    0


    6193058          926/926             F          138,700.00         T
                                         180        137,334.52          1
                                       6.625          1,217.78         80
                                       6.375          1,217.78
    BLUFFTON         SC   29910          1            11/09/01         00
    161514694000000                      03           01/01/02          0
    161514694                            O            12/01/16
    0


    6193726          E76/G02             F          132,000.00         ZZ
                                         180        130,032.46          1
                                       6.875          1,177.25         90
                                       6.625          1,177.25
    TEXARKANA        TX   75501          1            11/07/01         10
    0433432986                           05           12/01/01         25
    10008885                             O            11/01/16
    0


    6196782          975/G02             F          121,000.00         ZZ
                                         180        120,177.25          1
                                       6.875          1,079.14         70
                                       6.625          1,079.14
1


    MONTCLAIR        CA   91763          2            12/20/01         00
    0433541950                           05           02/01/02          0
    2014370                              O            01/01/17
    0


    6199990          A52/G02             F           82,500.00         ZZ
                                         180         81,080.64          1
                                       7.125            747.31         75
                                       6.875            747.31
    LAWRENCEVILLE    GA   30044          5            11/01/01         00
    0433404779                           05           12/01/01          0
    16825                                O            11/01/16
    0


    6202772          J95/G02             F           50,000.00         ZZ
                                         180         49,251.78          1
                                       7.750            470.64         23
                                       7.500            470.64
    NASHVILLE        TN   37209          5            09/13/01         00
    0433317047                           05           11/01/01          0
    0023658123                           O            10/01/16
    0


    6211474          U53/G02             F          140,300.00         ZZ
                                         180        138,494.69          1
                                       6.875          1,251.27         87
                                       6.625          1,251.27
    OAKHURST         CA   93644          5            10/26/01         04
    0400511135                           05           12/01/01         12
    0400511135                           O            11/01/16
    0


    6212096          E84/G02             F          162,000.00         ZZ
                                         180        159,893.11          1
                                       6.750          1,433.55         47
                                       6.500          1,433.55
    BENNETT          CO   80102          5            10/03/01         00
    0433297454                           05           12/01/01          0
    32801166                             O            11/01/16
    0


    6213406          E22/G02             F           82,500.00         ZZ
                                         180         81,419.33          1
                                       7.375            758.94         75
                                       7.125            758.94
    GARLAND          TX   75044          5            10/26/01         00
    0413153362                           09           12/01/01          0
    0413153362                           N            11/01/16
    0
1




    6213448          E22/G02             F           65,500.00         ZZ
                                         180         64,629.81          1
                                       6.500            570.58         52
                                       6.250            570.58
    FORT LAUDERDALE  FL   33305          5            10/24/01         00
    0413162868                           06           12/01/01          0
    0413162868                           O            11/01/16
    0


    6228340          163/G02             F          377,500.00         ZZ
                                         180        373,828.12          1
                                       6.750          3,340.54         76
                                       6.500          3,340.54
    LARCHMONT        NY   10538          2            11/09/01         00
    0433546967                           05           01/01/02          0
    1000290643                           O            12/01/16
    0


    6251802          U05/G02             F           65,000.00         ZZ
                                         180         64,618.90          1
                                       7.875            616.49         77
                                       7.625            616.49
    LUBBOCK          TX   79416          5            12/03/01         00
    0433494986                           05           02/01/02          0
    3175816                              O            01/01/17
    0


    6265000          E22/G02             F           51,000.00         ZZ
                                         180         50,322.49          1
                                       6.500            444.26         85
                                       6.250            444.26
    LAWTON           OK   73505          5            10/26/01         04
    0413208786                           05           12/01/01         12
    0413208786                           O            11/01/16
    0


    6266314          455/G02             F           99,500.00         ZZ
                                         180         98,479.50          1
                                       6.250            853.14         45
                                       6.000            853.14
    CONYERS          GA   30012          2            11/28/01         00
    0433512621                           05           01/01/02          0
    18001494                             O            12/01/16
    0


    6267024          076/076             F           90,000.00         ZZ
                                         180         88,532.75          1
1


                                       6.750            796.42         46
                                       6.500            796.42
    BOLIVAR          MO   65613          5            09/20/01         00
    15864993                             05           11/01/01          0
    5864993                              O            10/01/16
    0


    6280554          N34/G02             F          275,000.00         ZZ
                                         180        272,238.12          1
                                       6.375          2,376.69         50
                                       6.125          2,376.69
    ELBURN           IL   60119          5            11/14/01         00
    0433627528                           05           01/01/02          0
    6280554                              O            12/01/16
    0


    6285898          069/G02             F          248,000.00         ZZ
                                         180        245,535.65          1
                                       6.500          2,160.35         78
                                       6.250          2,160.35
    LOS ANGELES      CA   91324          5            11/06/01         00
    0433483419                           05           01/01/02          0
    88210125                             O            12/01/16
    0


    6286608          601/G02             F          185,000.00         ZZ
                                         180        183,122.18          1
                                       6.250          1,586.23         52
                                       6.000          1,586.23
    WINDSOR          CO   80550          5            11/12/01         00
    0433453784                           05           01/01/02          0
    6101529                              O            12/01/16
    0


    6295140          N74/G02             F           32,000.00         ZZ
                                         180         31,678.61          1
                                       6.375            276.56         79
                                       6.125            276.56
    VILONIA          AR   72173          5            11/06/01         00
    0433445459                           05           01/01/02          0
    0029503010                           O            12/01/16
    0


    6299238          T44/G02             F           39,800.00         ZZ
                                         180         39,404.51          2
                                       6.500            346.70         56
                                       6.250            346.70
    WINTER HAVEN     FL   33880          5            11/09/01         00
    0433528551                           05           01/01/02          0
1


    1025386                              N            12/01/16
    0


    6299616          E47/G02             F           66,000.00         ZZ
                                         180         65,113.83          1
                                       6.375            570.41         80
                                       6.125            570.41
    BANDERA          TX   78003          5            11/16/01         00
    0433441334                           05           01/01/02          0
    7362510870                           O            12/01/16
    0


    6303746          T90/G02             F          184,000.00         ZZ
                                         180        182,152.06          1
                                       6.375          1,590.22         77
                                       6.125          1,590.22
    ARLINGTON        TN   38002          2            11/19/01         00
    0433495645                           05           01/01/02          0
    63715                                O            12/01/16
    0


    6307912          601/G02             F           50,625.00         ZZ
                                         180         50,132.57          1
                                       6.750            447.99         75
                                       6.500            447.99
    BROOKSHIRE       TX   77423          1            11/12/01         00
    0433453727                           05           01/01/02          0
    61001095                             O            12/01/16
    0


    6310922          U05/G02             F          140,000.00         ZZ
                                         180        138,695.62          1
                                       7.250          1,278.01         76
                                       7.000          1,278.01
    NASHUA           NH   03062          5            11/09/01         00
    0433465101                           07           01/01/02          0
    3184384                              O            12/01/16
    0


    6319732          E22/G02             F           63,400.00         ZZ
                                         180         62,584.18          1
                                       6.875            565.44         47
                                       6.625            565.44
    SEABROOK         TX   77586          5            10/25/01         00
    0413176934                           05           12/01/01          0
    0413176934                           O            11/01/16
    0


1


    6320418          E82/G02             F           95,700.00         ZZ
                                         180         94,779.08          2
                                       6.875            853.50         73
                                       6.625            853.50
    DINUBA           CA   93618          2            11/06/01         00
    0400528170                           05           01/01/02          0
    0400528170                           N            12/01/16
    0


    6325192          H76/G02             F           61,000.00         ZZ
                                         180         60,412.96          1
                                       6.875            544.04         80
                                       6.625            544.04
    WYOMING          MI   49548          5            11/08/01         00
    0433365384                           05           01/01/02          0
    2001404527                           O            12/01/16
    0


    6325950          R77/G02             F          300,000.00         ZZ
                                         180        297,018.95          1
                                       6.500          2,613.32         77
                                       6.250          2,613.32
    TRUMBULL         CT   06611          5            11/14/01         00
    0433432119                           05           01/01/02          0
    CZR13828                             O            12/01/16
    0


    6328222          601/G02             F           48,000.00         ZZ
                                         180         47,429.09          1
                                       7.000            431.44         80
                                       6.750            431.44
    HAMILTON         MO   64644          5            11/09/01         00
    0433403268                           05           01/01/02          0
    60940707                             O            12/01/16
    0


    6336172          A80/G02             F          160,000.00         ZZ
                                         180        158,525.33          1
                                       7.375          1,471.88         69
                                       7.125          1,471.88
    MIAMI BEACH      FL   33140          5            11/16/01         00
    0433426848                           06           01/01/02          0
    0154112                              O            12/01/16
    0


    6337756          286/286             F          113,600.00         ZZ
                                         180        111,438.01          3
                                       7.375          1,045.04         80
                                       7.125          1,045.04
1


    WARWICK          RI   02886          5            09/06/01         00
    551642                               05           11/01/01          0
    551642                               N            10/01/16
    0


    6337794          286/286             F           95,000.00         ZZ
                                         180         93,448.73          1
                                       7.125            860.54         70
                                       6.875            860.54
    MESA             AZ   85210          5            09/12/01         00
    567410                               05           11/01/01          0
    567410                               N            10/01/16
    0


    6337806          286/286             F           69,000.00         ZZ
                                         180         67,910.43          1
                                       7.125            625.03         41
                                       6.875            625.03
    HIALEAH          FL   33013          2            09/07/01         00
    538314                               05           11/01/01          0
    538314                               N            10/01/16
    0


    6342340          E84/G02             F          250,000.00         ZZ
                                         180        245,860.77          1
                                       6.375          2,160.63         46
                                       6.125          2,160.63
    DENVER           CO   80205          5            11/12/01         00
    0433469624                           05           01/01/02          0
    81051360                             O            12/01/16
    0


    6345016          E22/G02             F           84,000.00         ZZ
                                         180         82,942.02          1
                                       7.125            760.90         74
                                       6.875            760.90
    MARTINDALE       TX   78655          5            10/26/01         00
    0412851735                           05           12/01/01          0
    0412851735                           O            11/01/16
    0


    6345268          E22/G02             F           51,000.00         ZZ
                                         180         50,357.68          1
                                       7.125            461.97         26
                                       6.875            461.97
    DECATUR          GA   30316          5            10/30/01         00
    0413205121                           05           12/01/01          0
    0413205121                           O            11/01/16
    0
1




    6347262          J40/G02             F          160,000.00         ZZ
                                         180        158,375.93          1
                                       6.250          1,371.88         80
                                       6.000          1,371.88
    CANTON           GA   30114          4            11/09/01         00
    0433431988                           05           01/01/02          0
    7736444                              O            12/01/16
    0


    6351996          601/G02             F          352,500.00         T
                                         180        349,215.75          1
                                       7.250          3,217.85         75
                                       7.000          3,217.85
    PANAMA  CITY     FL   32408          1            11/15/01         00
    0433571148                           01           01/01/02          0
    61003737                             O            12/01/16
    0


    6352964          U28/G02             F          372,000.00         ZZ
                                         180        368,303.49          1
                                       6.500          3,240.52         80
                                       6.250          3,240.52
    FAYETTEVILLE     GA   30215          5            11/09/01         00
    0433437464                           05           01/01/02          0
    1                                    O            12/01/16
    0


    6359654          624/G02             F          269,500.00         ZZ
                                         180        265,919.69          1
                                       6.500          2,347.63         66
                                       6.250          2,347.63
    SAN DIEGO        CA   92126          2            10/23/01         00
    0433429479                           03           12/01/01          0
    37020210093F                         O            11/01/16
    0


    6360460          477/G02             F           55,800.00         ZZ
                                         180         55,285.71          1
                                       7.375            513.32         85
                                       7.125            513.32
    PHOENIX          AZ   85020          5            11/12/01         01
    0433492089                           01           01/01/02         12
    107129                               O            12/01/16
    0


    6369848          L60/F27             F           63,000.00         ZZ
                                         180         61,335.30          1
1


                                       7.500            584.02         56
                                       7.250            584.02
    GREER            SC   29651          5            07/23/01         00
    6610773905                           05           09/01/01          0
    6610773905                           O            08/01/16
    0


    6369860          L60/F27             F           71,000.00         ZZ
                                         120         68,883.11          1
                                       6.625            810.71         67
                                       6.375            810.71
    EASLEY           SC   29642          5            09/20/01         00
    6610854816                           05           11/01/01          0
    6610854816                           O            10/01/11
    0


    6370676          N74/G02             F           60,000.00         ZZ
                                         180         59,397.41          1
                                       6.375            518.55         75
                                       6.125            518.55
    GREENVILLE       SC   29605          5            11/12/01         00
    0433490943                           05           01/01/02          0
    0029518010                           O            12/01/16
    0


    6376098          E22/G02             F           77,000.00         ZZ
                                         180         76,019.73          1
                                       7.000            692.10         79
                                       6.750            692.10
    GARLAND          TX   75043          5            10/31/01         00
    0413139213                           05           12/01/01          0
    0413139213                           O            11/01/16
    0


    6382674          601/G02             F           54,000.00         ZZ
                                         180         53,496.87          1
                                       7.250            492.95         75
                                       7.000            492.95
    JACKSONVILLE     FL   32205          5            11/08/01         00
    0433486917                           05           01/01/02          0
    60988276                             N            12/01/16
    0


    6383316          T68/G02             F           47,500.00         ZZ
                                         180         47,037.26          1
                                       7.250            433.61         87
                                       7.000            433.61
    JACKSONVILLE     FL   32246          5            11/26/01         14
    0433446747                           05           01/01/02         12
1


    63333611S                            O            12/01/16
    0


    6401376          E82/G02             F           84,500.00         ZZ
                                         180         83,039.17          1
                                       6.250            724.52         50
                                       6.000            724.52
    LAS VEGAS        NV   89130          2            11/05/01         00
    0400534608                           05           01/01/02          0
    3176352                              O            12/01/16
    0


    6412088          E47/G02             F           54,000.00         ZZ
                                         180         53,451.87          1
                                       6.250            463.01         77
                                       6.000            463.01
    CORPUS CHRISTI   TX   78410          5            11/21/01         00
    0433653169                           05           01/01/02          0
    7362510859                           O            12/01/16
    0


    6412506          E84/G02             F          228,000.00         ZZ
                                         180        225,734.41          1
                                       6.500          1,986.12         80
                                       6.250          1,986.12
    COLORADO SPRING  CO   80918          5            11/13/01         00
    0433467792                           05           01/01/02          0
    32802104                             O            12/01/16
    0


    6414954          601/G02             F           54,000.00         ZZ
                                         180         53,665.59          1
                                       7.250            492.95         75
                                       7.000            492.95
    HOUSTON          TX   77043          1            12/14/01         00
    0433632379                           03           02/01/02          0
    61005203                             O            01/01/17
    0


    6416316          N47/G02             F          363,000.00         ZZ
                                         180        359,354.33          1
                                       6.375          3,137.23         73
                                       6.125          3,137.23
    SAN JOSE         CA   95148          5            11/13/01         00
    0433565215                           05           01/01/02          0
    20311635                             O            12/01/16
    0


1


    6421604          F96/G02             F          143,000.00         ZZ
                                         180        141,579.04          1
                                       6.500          1,245.68         76
                                       6.250          1,245.68
    CITY OF NEWARK   NJ   07105          5            11/16/01         00
    0433427002                           05           01/01/02          0
    0106479                              O            12/01/16
    0


    6424290          664/G02             F          212,000.00         ZZ
                                         180        205,773.25          1
                                       6.875          1,890.74         50
                                       6.625          1,890.74
    VILLANOVA        PA   19085          2            05/16/01         00
    0433328846                           05           07/01/01          0
    8096398                              O            06/01/16
    0


    6424922          664/G02             F          108,350.00         ZZ
                                         180        106,246.63          1
                                       6.875            966.33         70
                                       6.625            966.33
    GILBERT          AZ   85296          2            08/27/01         00
    0433325594                           05           10/01/01          0
    8325029                              O            09/01/16
    0


    6437858          N74/G02             F           69,000.00         ZZ
                                         180         68,292.18          1
                                       6.125            586.93         51
                                       5.875            586.93
    GREENSBORO       NC   27408          2            11/14/01         00
    0433445962                           05           01/01/02          0
    0029522010                           O            12/01/16
    0


    6440650          783/G02             F          500,000.00         ZZ
                                         180        494,978.42          1
                                       6.375          4,321.25         75
                                       6.125          4,321.25
    GRANITE FALLS    WA   98252          5            11/15/01         00
    0433517083                           05           01/01/02          0
    9420002538                           O            12/01/16
    0


    6441452          N74/G02             F           83,000.00         ZZ
                                         180         82,157.52          1
                                       6.250            711.66         88
                                       6.000            711.66
1


    BATESVILLE       MS   38606          2            11/13/01         10
    0433490802                           05           01/01/02         30
    0029524010                           O            12/01/16
    0


    6442608          601/G02             F          101,650.00         ZZ
                                         180        100,661.26          1
                                       6.750            899.51         95
                                       6.500            899.51
    SMYRNA           TN   37167          5            11/26/01         10
    0433608940                           05           01/01/02         30
    60909256                             O            12/01/16
    0


    6451692          E76/G02             F          124,100.00         ZZ
                                         180        122,866.85          1
                                       6.500          1,081.04         85
                                       6.250          1,081.04
    AURORA           CO   80017          2            11/27/01         10
    0433448305                           07           01/01/02         12
    10008577                             O            12/01/16
    0


    6460918          E22/G02             F           60,000.00         ZZ
                                         180         59,403.80          1
                                       6.500            522.66         30
                                       6.250            522.66
    HIALEAH          FL   33013          5            11/05/01         00
    0413204991                           05           01/01/02          0
    0413204991                           O            12/01/16
    0


    6461928          E82/G02             F           99,500.00         ZZ
                                         180         98,532.20          1
                                       6.750            880.48         76
                                       6.500            880.48
    DINUBA           CA   93618          2            11/13/01         00
    0400531018                           05           01/01/02          0
    0400531018                           N            12/01/16
    0


    6461942          E82/G02             F          185,100.00         ZZ
                                         180        183,221.17          1
                                       6.250          1,587.09         64
                                       6.000          1,587.09
    CHULA VISTA      CA   91910          2            11/06/01         00
    0400532834                           05           01/01/02          0
    2878362                              O            12/01/16
    0
1




    6468796          H58/G02             F          155,000.00         ZZ
                                         180        153,964.96          1
                                       6.375          1,339.59         69
                                       6.125          1,339.59
    PORTLAND         OR   97219          5            12/05/01         00
    0433600996                           05           02/01/02          0
    0000082039                           O            01/01/17
    0


    6471412          N74/G02             F           85,500.00         ZZ
                                         180         84,650.40          1
                                       6.500            744.80         90
                                       6.250            744.80
    LEXINGTON        NC   27292          5            11/19/01         01
    0433435880                           05           01/01/02         25
    0029545010                           O            12/01/16
    0


    6475616          A35/G02             F           75,000.00         ZZ
                                         180         75,000.00          1
                                       7.250            684.64         75
                                       7.000            684.64
    MASTIC BEACH     NY   11951          5            02/12/02         00
    0433718749                           05           04/01/02          0
    534776451                            N            03/01/17
    0


    6475768          601/G02             F           53,000.00         ZZ
                                         180         52,462.01          1
                                       6.250            454.44         35
                                       6.000            454.44
    LINDEN           NJ   07036          5            11/20/01         00
    0433454097                           05           01/01/02          0
    61035556                             O            12/01/16
    0


    6485860          B57/G02             F          318,750.00         ZZ
                                         180        316,620.66          1
                                       6.500          2,776.65         75
                                       6.250          2,776.65
    SYLMAR AREA      CA   91342          5            12/11/01         00
    0433604741                           05           02/01/02          0
    2160361                              O            01/01/17
    0


    6486858          E11/G02             F          131,400.00         ZZ
                                         180        130,531.88          1
1


                                       6.500          1,144.64         44
                                       6.250          1,144.64
    STILLWATER       MN   55082          2            12/13/01         00
    0433570942                           05           02/01/02          0
    1                                    O            01/01/17
    0


    6493134          601/G02             F           83,200.00         ZZ
                                         180         82,355.47          1
                                       6.250            713.38         80
                                       6.000            713.38
    MACON            GA   31216          5            11/19/01         00
    0433600046                           05           01/01/02          0
    61005682                             O            12/01/16
    0


    6512238          E84/G02             F           98,500.00         ZZ
                                         180         97,552.11          1
                                       6.875            878.48         57
                                       6.625            878.48
    STERLING HEIGHT  MI   48310          2            11/20/01         00
    0433490513                           05           01/01/02          0
    32801895                             N            12/01/16
    0


    6514936          P01/G02             F           93,500.00         ZZ
                                         180         92,920.99          4
                                       7.250            853.53         85
                                       7.000            853.53
    BALLSTON SPA     NY   12020          1            12/10/01         04
    0433530300                           05           02/01/02         12
    1                                    N            01/01/17
    0


    6522506          X31/G02             F          600,000.00         ZZ
                                         180        594,037.90          1
                                       6.500          5,226.64         75
                                       6.250          5,226.64
    TEMECULA         CA   92590          5            11/15/01         00
    0433479755                           05           01/01/02          0
    40100435                             O            12/01/16
    0


    6530232          738/G02             F          595,000.00         ZZ
                                         180        589,087.57          1
                                       6.500          5,183.09         74
                                       6.250          5,183.09
    ATLANTA          GA   30327          5            11/20/01         00
    0433506987                           05           01/01/02          0
1


    40149352                             O            12/01/16
    0


    6540724          U05/G02             F          107,200.00         ZZ
                                         180        106,222.64          1
                                       7.500            993.76         80
                                       7.250            993.76
    HUMBLE           TX   77346          5            11/29/01         00
    0433497260                           05           01/01/02          0
    3187937                              O            12/01/16
    0


    6542020          E82/G02             F          124,400.00         ZZ
                                         180        123,137.31          1
                                       6.250          1,066.63         58
                                       6.000          1,066.63
    PASADENA         CA   91104          2            11/12/01         00
    0400536520                           05           01/01/02          0
    1559836                              O            12/01/16
    0


    6542030          E82/G02             F           48,800.00         ZZ
                                         180         48,315.08          1
                                       6.500            425.10         22
                                       6.250            425.10
    ELK GROVE VILLA  IL   60007          2            11/12/01         00
    0400534251                           05           01/01/02          0
    0400534251                           O            12/01/16
    0


    6542034          E82/G02             F          153,800.00         ZZ
                                         180        150,685.95          1
                                       6.375          1,329.22         50
                                       6.125          1,329.22
    PARAMUS          NJ   07652          2            11/12/01         00
    0400531778                           05           01/01/02          0
    0400531778                           O            12/01/16
    0


    6557940          P01/G02             F           72,200.00         ZZ
                                         180         71,767.27          1
                                       7.625            674.45         85
                                       7.375            674.45
    RENSSELAER       NY   12144          5            12/13/01         10
    0433495603                           05           02/01/02         12
    01006891                             O            01/01/17
    0


1


    6560384          J54/G02             F           67,000.00         ZZ
                                         180         66,557.36          1
                                       6.500            583.64         76
                                       6.250            583.64
    HOUSTON          TX   77067          5            11/29/01         00
    0433633328                           03           02/01/02          0
    0000897183                           O            01/01/17
    0


    6563162          E84/G02             F          265,000.00         ZZ
                                         180        262,338.56          1
                                       6.375          2,290.26         79
                                       6.125          2,290.26
    SILVER SPRING    MD   20906          5            11/28/01         00
    0433515491                           05           01/01/02          0
    85610036                             O            12/01/16
    0


    6565984          E82/G02             F           55,000.00         ZZ
                                         180         54,476.37          1
                                       7.000            494.36         58
                                       6.750            494.36
    WEST PALM BEACH  FL   33405          5            11/09/01         00
    0400526471                           05           01/01/02          0
    0400526471                           O            12/01/16
    0


    6565986          E82/G02             F           66,000.00         ZZ
                                         180         64,690.12          1
                                       6.625            579.48         59
                                       6.375            579.48
    FORT MYERS       FL   33919          2            11/13/01         00
    0400519534                           01           01/01/02          0
    1959078                              O            12/01/16
    0


    6565992          E82/G02             F           82,000.00         ZZ
                                         180         81,134.71          1
                                       6.375            708.69         67
                                       6.125            708.69
    CORAL SPRINGS    FL   33065          2            11/19/01         00
    0400536926                           05           01/01/02          0
    0400536926                           N            12/01/16
    0


    6565996          E82/G02             F           72,000.00         ZZ
                                         180         71,025.48          1
                                       6.250            617.34         76
                                       6.000            617.34
1


    BALTIMORE        MD   21224          2            11/13/01         00
    0400530002                           05           01/01/02          0
    1685729                              O            12/01/16
    0


    6566774          A06/G02             F          420,000.00         ZZ
                                         180        415,781.84          1
                                       6.375          3,629.86         75
                                       6.125          3,629.86
    ORCHARD LAKE     MI   48324          5            11/08/01         00
    0433701836                           05           01/01/02          0
    1000020145020                        O            12/01/16
    0


    6569250          K79/G02             F          140,000.00         ZZ
                                         180        139,104.41          1
                                       6.875          1,248.60         46
                                       6.625          1,248.60
    GLOUCESTER       MA   01930          5            11/29/01         00
    0433432523                           05           02/01/02          0
    14300                                O            01/01/17
    0


    6572346          E84/G02             F          124,000.00         ZZ
                                         180        122,819.49          1
                                       7.000          1,114.55         66
                                       6.750          1,114.55
    TIMONIUM         MD   21093          5            11/26/01         00
    0433721602                           09           01/01/02          0
    65111119                             O            12/01/16
    0


    6578834          N74/G02             F           28,500.00         ZZ
                                         120         27,582.91          1
                                       6.375            321.80         38
                                       6.125            321.80
    MEMPHIS          TN   38117          2            11/20/01         00
    0433433547                           05           01/01/02          0
    0029554010                           O            12/01/11
    0


    6580020          A01/G02             F          600,000.00         ZZ
                                         180        593,909.77          1
                                       6.250          5,144.54         80
                                       6.000          5,144.54
    LAFAYETTE        CA   94549          2            11/07/01         00
    0433478880                           05           01/01/02          0
    HUNTERG                              O            12/01/16
    0
1




    6583446          N74/G02             F          124,500.00         ZZ
                                         180        123,195.59          1
                                       5.875          1,042.21         75
                                       5.625          1,042.21
    WINSTON-SALEM    NC   27101          2            11/21/01         00
    0433433646                           05           01/01/02          0
    0029557011                           O            12/01/16
    0


    6584500          X05/G02             F          275,000.00         ZZ
                                         180        272,492.81          3
                                       7.500          2,549.28         79
                                       7.250          2,549.28
    CHULA VISTA      CA   91910          1            11/28/01         00
    0433429008                           05           01/01/02          0
    01110086                             N            12/01/16
    0


    6587586          E82/G02             F           69,700.00         ZZ
                                         180         68,626.20          2
                                       6.875            621.62         72
                                       6.625            621.62
    LEAVENWORTH      KS   66048          2            11/19/01         00
    0400529459                           05           01/01/02          0
    1917876                              N            12/01/16
    0


    6587598          E82/G02             F           49,350.00         ZZ
                                         180         48,880.19          1
                                       7.000            443.57         62
                                       6.750            443.57
    WAUKEGAN         IL   60085          2            11/20/01         00
    0400541637                           05           01/01/02          0
    0400541637                           N            12/01/16
    0


    6587602          E82/G02             F           73,700.00         ZZ
                                         180         69,745.56          1
                                       6.625            647.08         45
                                       6.375            647.08
    SCOTIA           NY   12302          2            11/13/01         00
    0400525838                           05           01/01/02          0
    1521516                              O            12/01/16
    0


    6591826          W02/G02             F          141,500.00         ZZ
                                         180        140,138.32          1
1


                                       6.875          1,261.98         92
                                       6.625          1,261.98
    CLYDE            OH   43410          5            11/26/01         14
    0433658788                           05           01/01/02         30
    1000552299                           O            12/01/16
    0


    6593054          B60/G02             F          100,000.00         ZZ
                                         180         99,016.86          1
                                       6.625            877.99         40
                                       6.375            877.99
    LONG BEACH       CA   90807          5            11/26/01         00
    0433514403                           05           01/01/02          0
    370693                               O            12/01/16
    0


    6595092          U05/G02             F          151,000.00         ZZ
                                         180        150,034.05          2
                                       6.875          1,346.70         65
                                       6.625          1,346.70
    LOS ANGELES      CA   90018          2            12/04/01         00
    0433562154                           05           02/01/02          0
    3190155                              O            01/01/17
    0


    6595314          964/G02             F          195,000.00         ZZ
                                         180        193,123.49          1
                                       6.875          1,739.12         80
                                       6.625          1,739.12
    RESEDA (AREA)    CA   91355          5            11/21/01         00
    0433461456                           05           01/01/02          0
    157854                               O            12/01/16
    0


    6604510          E22/G02             F          227,500.00         ZZ
                                         180        225,215.17          1
                                       6.375          1,966.17         78
                                       6.125          1,966.17
    OVILLA           TX   75154          5            11/13/01         00
    0413235003                           05           01/01/02          0
    0413235003                           O            12/01/16
    0


    6604566          E22/G02             F          113,000.00         ZZ
                                         180        111,877.14          1
                                       6.500            984.35         41
                                       6.250            984.35
    PLANO            TX   75075          5            11/13/01         00
    0413271818                           05           01/01/02          0
1


    0413271818                           O            12/01/16
    0


    6608166          E82/G02             F           85,600.00         ZZ
                                         180         84,378.27          1
                                       6.250            733.95         59
                                       6.000            733.95
    ROWLETT          TX   75089          2            11/16/01         00
    0400532669                           05           01/01/02          0
    1933054                              O            12/01/16
    0


    6608174          E82/G02             F           64,650.00         ZZ
                                         180         64,034.54          1
                                       7.000            581.09         87
                                       6.750            581.09
    GREENSBORO       NC   27405          2            11/20/01         04
    0400535373                           05           01/01/02         12
    2767938                              N            12/01/16
    0


    6609222          W02/G02             F          293,800.00         ZZ
                                         180        290,817.82          2
                                       6.250          2,519.11         55
                                       6.000          2,519.11
    SANTA CRUZ       CA   95062          5            11/26/01         00
    0433658887                           05           01/01/02          0
    1000600741                           O            12/01/16
    0


    6610296          F36/G02             F           78,120.00         ZZ
                                         180         77,609.39          1
                                       6.625            685.89         40
                                       6.375            685.89
    LONGVIEW         WA   98632          5            12/10/01         00
    0433531928                           05           02/01/02          0
    06504243                             O            01/01/17
    0


    6610562          R49/G02             F          144,000.00         ZZ
                                         180        143,017.70          1
                                       6.125          1,224.90         80
                                       5.875          1,224.90
    ORLANDO          FL   32819          5            11/27/01         00
    0433456993                           03           02/01/02          0
    6610562                              O            01/01/17
    0


1


    6620754          742/G02             F           43,200.00         ZZ
                                         180         42,359.08          2
                                       6.875            385.28         90
                                       6.625            385.28
    NIAGARA FALLS    NY   14303          1            08/27/01         04
    0433644309                           05           10/01/01         25
    8502676                              N            09/01/16
    0


    6621236          F96/G02             F          224,000.00         ZZ
                                         180        221,673.61          2
                                       6.500          1,951.28         72
                                       6.250          1,951.28
    CITY OF NEWARK   NJ   07105          5            11/28/01         00
    0433446655                           05           01/01/02          0
    0106830                              O            12/01/16
    0


    6622462          M27/G02             F           99,900.00         ZZ
                                         180         99,225.73          1
                                       6.250            856.57         61
                                       6.000            856.57
    GROVER           NC   28073          2            12/06/01         00
    0433490638                           05           02/01/02          0
    600711423                            O            01/01/17
    0


    6623736          J40/G02             F          181,200.00         ZZ
                                         180        179,399.44          1
                                       6.500          1,578.45         75
                                       6.250          1,578.45
    HIAWASSEE        GA   30546          5            11/29/01         00
    0433502606                           05           01/01/02          0
    7731957                              O            12/01/16
    0


    6626514          144/144             F          147,000.00         ZZ
                                         180        146,018.38          1
                                       6.375          1,270.45         73
                                       6.125          1,270.45
    T/WOODSTOCK      NY   12498          1            12/07/01         00
    160679183                            05           02/01/02          0
    160679183                            O            01/01/17
    0


    6627660          B60/G02             F           81,900.00         ZZ
                                         180         81,094.80          2
                                       6.625            719.08         70
                                       6.375            719.08
1


    SPRINGFIELD      OR   97477          2            11/14/01         00
    0433512407                           05           01/01/02          0
    364648                               N            12/01/16
    0


    6629316          601/G02             F           69,000.00         ZZ
                                         180         68,553.82          1
                                       6.750            610.59         56
                                       6.500            610.59
    WOLCOTT          CT   06716          5            12/11/01         00
    0433690864                           05           02/01/02          0
    82203881                             O            01/01/17
    0


    6632676          N74/G02             F          105,600.00         ZZ
                                         180        104,894.83          1
                                       6.375            912.65         76
                                       6.125            912.65
    BRANDON          MS   39047          2            11/28/01         00
    0433437555                           05           02/01/02          0
    0029568010                           O            01/01/17
    0


    6633272          Q99/G02             F          313,000.00         ZZ
                                         180        309,955.51          1
                                       6.750          2,769.77         73
                                       6.500          2,769.77
    REDDING          CT   06896          5            11/30/01         00
    0433463544                           05           01/01/02          0
    012832                               O            12/01/16
    0


    6633966          964/G02             F          100,000.00         ZZ
                                         180         99,313.04          1
                                       6.250            857.42         56
                                       6.000            857.42
    LAS VEGAS        NV   89014          1            12/05/01         00
    0433468303                           05           02/01/02          0
    165583                               O            01/01/17
    0


    6635076          N74/G02             F           74,750.00         ZZ
                                         180         74,250.84          1
                                       6.375            646.03         65
                                       6.125            646.03
    EASLEY           SC   29640          5            11/27/01         00
    0433423555                           05           02/01/02          0
    0029570010                           O            01/01/17
    0
1




    6636818          N47/G02             F           78,000.00         ZZ
                                         180         77,457.09          1
                                       7.375            717.54         63
                                       7.125            717.54
    TOLEDO           OR   97391          5            12/01/01         00
    0433505807                           05           02/01/02          0
    20410310                             N            01/01/17
    0


    6640018          E22/G02             F           85,000.00         ZZ
                                         180         84,182.03          1
                                       6.875            758.08         65
                                       6.625            758.08
    SAINT PAUL       MN   55104          5            11/15/01         00
    0413216243                           05           01/01/02          0
    0413216243                           O            12/01/16
    0


    6640120          E22/G02             F           73,000.00         ZZ
                                         180         72,274.60          2
                                       6.500            635.91         61
                                       6.250            635.91
    MIAMI            FL   33142          5            11/15/01         00
    0413277443                           05           01/01/02          0
    0413277443                           O            12/01/16
    0


    6640134          E22/G02             F          215,900.00         ZZ
                                         180        213,888.48          1
                                       7.250          1,970.87         90
                                       7.000          1,970.87
    WILLIS           TX   77318          1            11/20/01         01
    0413283474                           03           01/01/02         25
    0413283474                           O            12/01/16
    0


    6640472          E82/G02             F          208,000.00         ZZ
                                         180        205,906.27          1
                                       6.375          1,797.64         80
                                       6.125          1,797.64
    WAUKESHA         WI   53186          2            11/19/01         00
    0400530374                           05           01/01/02          0
    1896525                              O            12/01/16
    0


    6640498          E82/G02             F          250,000.00         ZZ
                                         180        247,489.20          1
1


                                       6.375          2,160.63         75
                                       6.125          2,160.63
    SAUGUS           MA   01906          2            11/13/01         00
    0400521944                           05           01/01/02          0
    1992780                              O            12/01/16
    0


    6640542          E82/G02             F          125,100.00         ZZ
                                         180        123,909.04          4
                                       7.000          1,124.43         64
                                       6.750          1,124.43
    SAINT PAUL       MN   55114          2            11/20/01         00
    0400537056                           05           01/01/02          0
    1727742                              N            12/01/16
    0


    6640548          E82/G02             F          100,000.00         ZZ
                                         180         98,984.97          1
                                       6.250            857.42         58
                                       6.000            857.42
    SACRAMENTO       CA   95826          2            11/20/01         00
    0400532743                           05           01/01/02          0
    0400532743                           O            12/01/16
    0


    6640564          E82/G02             F          116,800.00         ZZ
                                         180        115,639.39          1
                                       6.500          1,017.45         69
                                       6.250          1,017.45
    COVINGTON        WA   98042          2            11/16/01         00
    0400527008                           05           01/01/02          0
    1688000                              N            12/01/16
    0


    6640580          E82/G02             F           70,800.00         ZZ
                                         180         70,103.94          1
                                       6.625            621.62         80
                                       6.375            621.62
    ODENVILLE        AL   35120          2            11/20/01         00
    0400522645                           27           01/01/02          0
    4103988                              O            12/01/16
    0


    6646968          601/G02             F          373,000.00         ZZ
                                         180        369,253.87          1
                                       6.375          3,223.66         70
                                       6.125          3,223.66
    COLORADO SPRING  CO   80908          2            11/29/01         00
    0433540440                           03           01/01/02          0
1


    61055257                             O            12/01/16
    0


    6647142          A21/A21             F          350,000.00         ZZ
                                         180        348,907.72          1
                                       7.125          3,170.41         77
                                       6.875          3,170.41
    DEMAREST         NJ   07627          5            01/11/02         00
    0100127865                           05           03/01/02          0
    0100127865                           O            02/01/17
    0


    6647552          A21/G02             F          139,500.00         ZZ
                                         120        137,001.40          1
                                       6.500          1,584.00         50
                                       6.250          1,584.00
    CHESTNUT RIDGE   NY   10977          2            11/27/01         00
    0433446242                           05           01/01/02          0
    0210107278                           O            12/01/11
    0


    6653284          E23/G02             F          275,000.00         ZZ
                                         180        272,098.71          1
                                       6.000          2,320.61         69
                                       5.750          2,320.61
    VISTA            CA   92084          5            11/28/01         00
    0433445095                           05           01/01/02          0
    11007860                             O            12/01/16
    0


    6655138          U05/G02             F           82,500.00         ZZ
                                         180         81,706.10          1
                                       6.875            735.78         74
                                       6.625            735.78
    IRVING           TX   75062          5            12/03/01         00
    0433498078                           05           01/01/02          0
    3187457                              O            12/01/16
    0


    6657652          Q57/G02             F           94,600.00         ZZ
                                         180         91,617.25          1
                                       7.250            863.57         66
                                       7.000            863.57
    GLENDALE         AZ   85302          5            11/30/01         00
    0433502044                           03           01/01/02          0
    42100035                             O            12/01/16
    0


1


    6658662          E23/G02             F          457,000.00         ZZ
                                         180        453,833.99          1
                                       6.250          3,918.42         70
                                       6.000          3,918.42
    BONITA           CA   91902          5            12/04/01         00
    0433501780                           05           02/01/02          0
    11007907                             O            01/01/17
    0


    6661118          E22/G02             F          128,000.00         ZZ
                                         180        126,820.29          1
                                       7.375          1,177.50         68
                                       7.125          1,177.50
    HICKORY HILLS    IL   60457          2            11/16/01         00
    0413196916                           05           01/01/02          0
    0413196916                           O            12/01/16
    0


    6661776          E82/G02             F           71,850.00         ZZ
                                         180         70,763.50          2
                                       6.250            616.06         45
                                       6.000            616.06
    VILLA PARK       IL   60181          2            11/21/01         00
    0400539979                           05           02/01/02          0
    0400539979                           O            01/01/17
    0


    6661778          E82/G02             F           77,000.00         ZZ
                                         180         76,218.40          1
                                       6.250            660.22         64
                                       6.000            660.22
    PORTLAND         OR   97220          2            11/26/01         00
    0400538849                           05           01/01/02          0
    2875457                              N            12/01/16
    0


    6661784          E82/G02             F          107,800.00         ZZ
                                         180        106,784.72          1
                                       7.125            976.49         77
                                       6.875            976.49
    POMONA           CA   91767          2            11/11/01         00
    0400525986                           05           01/01/02          0
    3376705                              N            12/01/16
    0


    6661792          E82/G02             F           87,000.00         ZZ
                                         180         85,382.39          1
                                       6.250            745.96         56
                                       6.000            745.96
1


    RICHMOND HILL    GA   31324          2            11/21/01         00
    0400542585                           05           01/01/02          0
    1660294                              O            12/01/16
    0


    6662086          601/G02             F          275,000.00         ZZ
                                         180        273,221.77          1
                                       6.750          2,433.50         74
                                       6.500          2,433.50
    FAIRFIELD        CT   06430          2            12/05/01         00
    0433598281                           05           02/01/02          0
    60937745                             O            01/01/17
    0


    6662948          P34/G02             F           57,300.00         ZZ
                                         120         56,073.29          1
                                       7.375            676.43         46
                                       7.125            676.43
    WARWICK          RI   02889          2            12/03/01         00
    0433475340                           05           01/07/02          0
    414759                               O            12/07/11
    0


    6664190          W53/G02             F          111,500.00         ZZ
                                         180        110,438.48          1
                                       7.000          1,002.20         93
                                       6.750          1,002.20
    CLEARWATER       FL   33756          5            11/29/01         11
    0433624111                           05           01/01/02         30
    1306000098                           O            12/01/16
    0


    6665166          601/G02             F           76,000.00         ZZ
                                         180         75,765.39          1
                                       7.250            693.78         44
                                       7.000            693.78
    RAGLAND          AL   35131          2            01/11/02         00
    0433665627                           05           03/01/02          0
    61078192                             O            02/01/17
    0


    6669364          N74/G02             F           65,000.00         ZZ
                                         180         64,383.59          1
                                       7.000            584.24         65
                                       6.750            584.24
    COVINGTON        TN   38019          5            11/29/01         00
    0433591351                           05           02/01/02          0
    0029585010                           O            01/01/17
    0
1




    6669366          N74/G02             F           57,500.00         ZZ
                                         180         57,120.11          1
                                       6.500            500.89         80
                                       6.250            500.89
    DANVILLE         VA   24541          5            11/28/01         00
    0433423589                           05           02/01/02          0
    0029583010                           O            01/01/17
    0


    6674370          J95/J95             F          650,000.00         ZZ
                                         180        641,546.33          1
                                       6.750          5,751.92         71
                                       6.500          5,751.92
    DOVER            MA   02030          5            10/12/01         00
    0020236584                           05           12/01/01          0
    0020236584                           O            11/01/16
    0


    6674404          J95/J95             F          385,600.00         ZZ
                                         180        378,412.08          1
                                       6.375          3,332.55         80
                                       6.125          3,332.55
    ENGLEWOOD        CO   80111          5            11/02/01         00
    0027647130                           03           12/01/01          0
    0027647130                           O            11/01/16
    0


    6679982          Q99/G02             F          185,500.00         T
                                         180        183,676.27          1
                                       6.625          1,628.68         46
                                       6.375          1,628.68
    BOCA RATON       FL   33434          2            12/03/01         00
    0433446820                           05           01/01/02          0
    012808                               O            12/01/16
    0


    6680578          U05/G02             F           75,000.00         ZZ
                                         180         74,524.66          1
                                       7.000            674.12         40
                                       6.750            674.12
    BULVERDE         TX   78163          5            12/07/01         00
    0433522703                           05           02/01/02          0
    3188004                              O            01/01/17
    0


    6683646          E22/G02             F           55,800.00         ZZ
                                         180         55,257.25          1
1


                                       6.750            493.78         90
                                       6.500            493.78
    ORLANDO          FL   32822          1            11/26/01         01
    0413284969                           07           01/01/02         25
    0413284969                           N            12/01/16
    0


    6683820          K15/G02             F           68,000.00         ZZ
                                         180         67,366.44          2
                                       7.250            620.75         85
                                       7.000            620.75
    DETROIT          MI   48034          1            11/29/01         26
    0433430733                           05           01/01/02         12
    035605303688                         N            12/01/16
    0


    6684026          883/G02             F          193,392.00         ZZ
                                         180        191,470.30          1
                                       6.500          1,684.65         80
                                       6.250          1,684.65
    ORLANDO          FL   32829          1            11/29/01         00
    0433468055                           09           01/01/02          0
    39000165                             O            12/01/16
    0


    6686356          P67/G02             F          340,000.00         ZZ
                                         180        337,871.54          1
                                       7.125          3,079.83         60
                                       6.875          3,079.83
    LEXINGTON        MA   02420          5            12/04/01         00
    0433538493                           05           02/01/02          0
    6686356                              O            01/01/17
    0


    6686944          T90/G02             F          125,000.00         ZZ
                                         180        123,744.61          1
                                       6.375          1,080.31         65
                                       6.125          1,080.31
    SHELBYVILLE      TN   37160          2            12/03/01         00
    0433510393                           05           01/01/02          0
    64795                                O            12/01/16
    0


    6689146          R49/G02             F          136,000.00         ZZ
                                         180        135,101.49          1
                                       6.500          1,184.71         80
                                       6.250          1,184.71
    SOUTH ST PAUL    MN   55075          5            12/07/01         00
    0433593548                           05           02/01/02          0
1


    6689146                              O            01/01/17
    0


    6689580          N74/G02             F           99,025.00         ZZ
                                         180         98,411.79          1
                                       7.250            903.96         85
                                       7.000            903.96
    ARNOLD           MO   63010          5            11/30/01         10
    0433498953                           05           02/01/02         12
    0029595010                           O            01/01/17
    0


    6695878          601/G02             F          224,000.00         ZZ
                                         180        222,657.49          2
                                       7.625          2,092.46         80
                                       7.375          2,092.46
    BRONX            NY   10472          2            12/07/01         00
    0433601200                           07           02/01/02          0
    61019683                             O            01/01/17
    0


    6699836          737/G02             F           61,500.00         ZZ
                                         120         60,449.45          1
                                       7.375            726.01         70
                                       7.125            726.01
    GAINESVILLE      GA   30504          2            11/05/01         00
    0433429206                           05           01/01/02          0
    2040256                              N            12/01/11
    0


    6709890          E45/G02             F          329,000.00         ZZ
                                         180        325,660.53          4
                                       6.250          2,820.92         46
                                       6.000          2,820.92
    SAN CLEMENTE     CA   92672          5            11/28/01         00
    0433713153                           05           01/01/02          0
    183663                               N            12/01/16
    0


    6716270          T90/G02             F           38,500.00         ZZ
                                         180         38,256.35          1
                                       7.000            346.05         53
                                       6.750            346.05
    SUMRALL          MS   39482          2            12/07/01         00
    0433590130                           05           02/01/02          0
    63195                                N            01/01/17
    0


1


    6716748          W94/G02             F          417,900.00         ZZ
                                         180        415,079.46          1
                                       6.250          3,583.17         80
                                       6.000          3,583.17
    ORANGEVALE       CA   95628          1            12/19/01         00
    0433592532                           05           02/01/02          0
    6573393                              O            01/01/17
    0


    6719128          E84/G02             F          474,600.00         ZZ
                                         180        471,430.77          1
                                       6.375          4,101.73         70
                                       6.125          4,101.73
    WESTERVILLE      OH   43082          2            12/07/01         00
    0433737046                           05           02/01/02          0
    81071204                             O            01/01/17
    0


    6720164          144/144             F          126,000.00         ZZ
                                         180        125,202.64          1
                                       7.000          1,132.52         70
                                       6.750          1,132.52
    POUGHKEEPSIE     NY   12603          1            12/07/01         00
    160679126                            05           02/01/02          0
    160679126                            O            01/01/17
    0


    6728928          964/G02             F          162,400.00         ZZ
                                         180        161,315.55          1
                                       6.375          1,403.54         80
                                       6.125          1,403.54
    SCOTTSDALE       AZ   85258          2            12/21/01         00
    0433562030                           03           02/01/02          0
    172833                               O            01/01/17
    0


    6731184          E82/G02             F          141,600.00         ZZ
                                         180        140,177.89          1
                                       6.375          1,223.78         80
                                       6.125          1,223.78
    POUGHKEEPSIE     NY   12603          2            11/28/01         00
    0400520318                           05           01/01/02          0
    0400520318                           N            12/01/16
    0


    6731186          E82/G02             F          121,400.00         ZZ
                                         180        120,193.68          1
                                       6.500          1,057.52         79
                                       6.250          1,057.52
1


    BELLEVUE         WA   98008          2            11/28/01         00
    0400541181                           05           01/01/02          0
    0400541181                           N            12/01/16
    0


    6731210          E82/G02             F           52,700.00         ZZ
                                         180         52,165.09          1
                                       6.250            451.86         66
                                       6.000            451.86
    DECATUR          GA   30033          2            11/21/01         00
    0400546024                           05           01/01/02          0
    1562195                              O            12/01/16
    0


    6731222          E82/G02             F          189,400.00         ZZ
                                         180        187,517.96          1
                                       6.500          1,649.88         69
                                       6.250          1,649.88
    GERMANTOWN       MD   20876          2            11/23/01         00
    0400522173                           03           01/01/02          0
    0400522173                           O            12/01/16
    0


    6731230          E82/G02             F           74,200.00         ZZ
                                         180         72,683.10          2
                                       6.750            656.60         63
                                       6.500            656.60
    FORT WORTH       TX   76108          2            11/29/01         00
    0400534194                           05           01/01/02          0
    1881868                              N            12/01/16
    0


    6731266          E82/G02             F          125,000.00         ZZ
                                         180        123,771.08          1
                                       6.625          1,097.49         27
                                       6.375          1,097.49
    LEESBURG         VA   20175          5            11/26/01         00
    0400519401                           05           01/01/02          0
    0400519401                           O            12/01/16
    0


    6733568          A52/G02             F          256,900.00         ZZ
                                         180        255,274.26          1
                                       7.000          2,309.09         89
                                       6.750          2,309.09
    SUWANEE          GA   30024          2            12/03/01         11
    0433512589                           03           02/01/02         25
    17226                                O            01/01/17
    0
1




    6739630          700/G02             F           62,100.00         ZZ
                                         180         61,489.19          1
                                       6.500            540.96         66
                                       6.250            540.96
    HOUSTON          TX   77074          2            12/10/01         00
    0433520756                           03           02/01/02          0
    00263833                             O            01/01/17
    0


    6741484          964/G02             F          345,000.00         ZZ
                                         180        342,671.48          1
                                       6.250          2,958.11         77
                                       6.000          2,958.11
    SCOTTSDALE       AZ   85262          5            12/10/01         00
    0433612967                           03           02/01/02          0
    172445                               O            01/01/17
    0


    6743460          477/G02             F          355,000.00         ZZ
                                         180        352,654.64          1
                                       6.500          3,092.43         77
                                       6.250          3,092.43
    YORBA LINDA      CA   92887          5            12/06/01         00
    0433541653                           05           02/01/02          0
    123838                               O            01/01/17
    0


    6751892          562/G02             F          232,500.00         ZZ
                                         180        230,996.57          1
                                       6.750          2,057.42         75
                                       6.500          2,057.42
    FLUSHING         NY   11365          5            12/21/01         00
    0433523313                           05           02/01/02          0
    297032071                            O            01/01/17
    0


    6752018          964/G02             F          450,000.00         ZZ
                                         180        447,121.33          1
                                       6.875          4,013.35         71
                                       6.625          4,013.35
    RENO             NV   89511          1            12/06/01         00
    0433577038                           03           02/01/02          0
    145956                               O            01/01/17
    0


    6758054          S25/G02             F           38,000.00         ZZ
                                         120         37,323.75          1
1


                                       6.620            433.81         65
                                       6.370            433.81
    ANDERSON         SC   29626          5            12/07/01         00
    0433590916                           05           01/13/02          0
    280447232                            O            12/13/11
    0


    6768962          313/G02             F          420,000.00         ZZ
                                         180        417,342.11          1
                                       7.000          3,775.08         80
                                       6.750          3,775.08
    DUNN LORING      VA   22027          5            12/17/01         00
    0433639051                           05           02/01/02          0
    8474041                              O            01/01/17
    0


    6769172          E84/G02             F          166,500.00         ZZ
                                         180        165,434.89          1
                                       6.875          1,484.94         78
                                       6.625          1,484.94
    TROY             MI   48085          2            12/07/01         00
    0433711819                           05           02/01/02          0
    32801896                             N            01/01/17
    0


    6770178          E22/G02             F           62,800.00         ZZ
                                         180         62,115.63          1
                                       6.500            547.06         80
                                       6.250            547.06
    TEMPLE           TX   76501          5            11/26/01         00
    0413225798                           05           01/01/02          0
    0413225798                           O            12/01/16
    0


    6770274          E22/G02             F          186,850.00         ZZ
                                         180        184,993.31          1
                                       6.500          1,627.66         78
                                       6.250          1,627.66
    SAN ANTONIO      TX   78260          2            11/26/01         00
    0413270232                           03           01/01/02          0
    0413270232                           O            12/01/16
    0


    6770306          E22/G02             F          628,000.00         ZZ
                                         180        618,676.93          1
                                       6.375          5,427.49         80
                                       6.125          5,427.49
    FOX ISLAND       WA   98333          5            11/21/01         00
    0413278458                           05           01/01/02          0
1


    0413278458                           O            12/01/16
    0


    6770326          E22/G02             F          122,000.00         ZZ
                                         180        120,774.73          1
                                       6.375          1,054.39         66
                                       6.125          1,054.39
    EL MONTE         CA   91731          2            11/20/01         00
    0413290156                           05           01/01/02          0
    0413290156                           O            12/01/16
    0


    6770474          E22/G02             F           67,500.00         ZZ
                                         180         65,321.12          1
                                       6.500            588.00         75
                                       6.250            588.00
    HOMESTEAD        FL   33033          5            11/21/01         00
    0413341959                           05           01/01/02          0
    0413341959                           O            12/01/16
    0


    6770868          E82/G02             F          777,500.00         T
                                         180        769,856.10          1
                                       6.625          6,826.40         70
                                       6.375          6,826.40
    COROLLA          NC   27927          2            11/20/01         00
    0400517439                           03           01/01/02          0
    3966455                              O            12/01/16
    0


    6770878          E82/G02             F           89,700.00         ZZ
                                         180         87,700.89          1
                                       6.250            769.11         57
                                       6.000            769.11
    COWETA           OK   74429          2            11/29/01         00
    0400523312                           05           01/01/02          0
    1566458                              O            12/01/16
    0


    6770882          E82/G02             F           90,400.00         ZZ
                                         180         89,796.34          1
                                       6.375            781.28         80
                                       6.125            781.28
    SPRING VALLEY    NY   10977          2            11/28/01         00
    0400530069                           05           02/01/02          0
    1603962                              O            01/01/17
    0


1


    6770888          E82/G02             F           83,200.00         ZZ
                                         180         82,644.41          1
                                       6.375            719.06         64
                                       6.125            719.06
    MAGNOLIA         TX   77355          2            11/29/01         00
    0400541397                           05           02/01/02          0
    1555987                              O            01/01/17
    0


    6770896          E82/G02             F          154,300.00         ZZ
                                         180        152,733.81          1
                                       6.250          1,323.00         80
                                       6.000          1,323.00
    MANDEVILLE       LA   70448          2            11/27/01         00
    0400535860                           03           01/01/02          0
    3526049                              O            12/01/16
    0


    6770900          E82/G02             F          245,500.00         ZZ
                                         180        243,086.42          1
                                       6.625          2,155.47         66
                                       6.375          2,155.47
    RYE BROOK        NY   10573          2            11/28/01         00
    0400519583                           05           01/01/02          0
    0400519583                           O            12/01/16
    0


    6771410          N74/G02             F           65,000.00         ZZ
                                         180         64,551.86          1
                                       6.000            548.51         70
                                       5.750            548.51
    MEMPHIS          TN   38117          2            12/05/01         00
    0433490919                           05           02/01/02          0
    0029616010                           O            01/01/17
    0


    6772852          K30/G02             F           72,000.00         ZZ
                                         180         71,554.14          1
                                       7.250            657.26         53
                                       7.000            657.26
    GRAND JUNCTION   CO   81501          1            12/07/01         00
    0433568029                           05           02/01/02          0
    0080679                              O            01/01/17
    0


    6773220          J54/G02             F          113,000.00         ZZ
                                         180        111,877.11          1
                                       6.500            984.36         43
                                       6.250            984.36
1


    DALLAS           TX   75214          5            11/09/01         00
    0433633195                           05           01/01/02          0
    8966400TX                            O            12/01/16
    0


    6778290          J95/G02             F          113,000.00         ZZ
                                         180        111,514.61          1
                                       6.625            992.14         72
                                       6.375            992.14
    CAMDEN           SC   29020          5            10/04/01         00
    0433488236                           05           12/01/01          0
    0020238036                           O            11/01/16
    0


    6778292          J95/G02             F          185,550.00         ZZ
                                         180        182,556.95          1
                                       6.875          1,654.84         80
                                       6.625          1,654.84
    IRVINE           CA   92620          1            09/10/01         00
    0433488442                           01           11/01/01          0
    0020244646                           O            10/01/16
    0


    6778294          J95/G02             F          120,100.00         ZZ
                                         180        118,587.33          1
                                       7.125          1,087.91         70
                                       6.875          1,087.91
    RENTON           WA   98056          5            10/11/01         00
    0433488293                           05           12/01/01          0
    0027580711                           N            11/01/16
    0


    6778296          J95/G02             F           97,500.00         ZZ
                                         180         95,524.96          1
                                       6.875            869.56         75
                                       6.625            869.56
    NORTH WILDWOOD   NJ   07260          5            09/28/01         00
    0433484011                           01           11/01/01          0
    0020257093                           O            10/01/16
    0


    6778302          J95/G02             F          336,000.00         ZZ
                                         180        331,440.74          1
                                       6.250          2,880.95         80
                                       6.000          2,880.95
    MERCER ISLAND    WA   98040          1            10/20/01         00
    0433485380                           05           12/01/01          0
    0027716604                           O            11/01/16
    0
1




    6783342          N74/G02             F           64,000.00         ZZ
                                         120         63,232.69          1
                                       6.375            722.64         78
                                       6.125            722.64
    COLUMBUS         GA   31907          5            12/06/01         00
    0433490117                           05           02/01/02          0
    0029621010                           O            01/01/12
    0


    6785304          Q59/G02             F          416,500.00         ZZ
                                         180        415,171.63          1
                                       6.875          3,714.57         73
                                       6.625          3,714.57
    ROLLING HILLS E  CA   90275          5            01/23/02         00
    0433646775                           05           03/01/02          0
    304581                               O            02/01/17
    0


    6788418          N47/G02             F           60,000.00         ZZ
                                         180         59,397.41          1
                                       6.375            518.55         46
                                       6.125            518.55
    NORTH LAS VEGAS  NV   89031          2            11/19/01         00
    0433487022                           03           01/01/02          0
    30311285                             O            12/01/16
    0


    6790502          B57/G02             F          327,000.00         ZZ
                                         180        323,266.29          1
                                       6.875          2,916.36         35
                                       6.625          2,916.36
    ALTADENA         CA   91001          2            11/14/01         00
    0433410982                           05           01/01/02          0
    2118463                              N            12/01/16
    0


    6793282          E22/G02             F           76,800.00         ZZ
                                         180         76,068.86          1
                                       7.000            690.30         80
                                       6.750            690.30
    HOUSTON          TX   77049          5            11/27/01         00
    0413188608                           03           01/01/02          0
    0413188608                           O            12/01/16
    0


    6793318          E22/G02             F           94,400.00         ZZ
                                         180         93,282.89          1
1


                                       6.500            822.33         80
                                       6.250            822.33
    WESTMINSTER      MD   21158          5            11/28/01         00
    0413233370                           09           01/01/02          0
    0413233370                           O            12/01/16
    0


    6793338          E22/G02             F          258,000.00         ZZ
                                         180        255,436.29          1
                                       6.500          2,247.46         78
                                       6.250          2,247.46
    KENMORE          WA   98028          2            11/27/01         00
    0413252933                           03           01/01/02          0
    0413252933                           O            12/01/16
    0


    6793344          E22/G02             F          145,856.00         ZZ
                                         180        144,526.23          1
                                       7.500          1,352.10         80
                                       7.250          1,352.10
    BRENTWOOD        NY   11717          1            12/03/01         00
    0413255746                           05           01/01/02          0
    0413255746                           N            12/01/16
    0


    6793360          E22/G02             F          132,000.00         ZZ
                                         180        130,660.15          1
                                       6.250          1,131.80         80
                                       6.000          1,131.80
    ALVARADO         TX   76009          5            11/28/01         00
    0413263898                           05           01/01/02          0
    0413263898                           O            12/01/16
    0


    6793772          E82/G02             F           88,100.00         ZZ
                                         180         87,326.63          1
                                       6.375            761.40         59
                                       6.125            761.40
    WATERFORD        MI   48327          2            12/04/01         00
    0400537585                           05           02/01/02          0
    1833955                              N            01/01/17
    0


    6793782          E82/G02             F          110,300.00         ZZ
                                         180        109,446.74          1
                                       6.250            945.74         52
                                       6.000            945.74
    GRAND RAPIDS     MI   49544          2            11/30/01         00
    0400531091                           05           02/01/02          0
1


    0400531091                           O            01/01/17
    0


    6793806          E82/G02             F           99,000.00         ZZ
                                         180         98,338.91          1
                                       6.375            855.61         71
                                       6.125            855.61
    CHANDLER         AZ   85226          2            11/29/01         00
    0400470472                           03           02/01/02          0
    0400470472                           O            01/01/17
    0


    6794174          601/G02             F           84,800.00         ZZ
                                         180         84,251.64          1
                                       6.750            750.41         80
                                       6.500            750.41
    LAWRENCEVILLE    GA   30043          1            12/07/01         00
    0433568284                           05           02/01/02          0
    61095394                             N            01/01/17
    0


    6795016          926/926             F          600,000.00         ZZ
                                         180        596,284.45          1
                                       7.250          5,477.18         60
                                       7.000          5,477.18
    HILTON HEAD ISL  SC   29928          5            12/17/01         00
    161515097000000                      03           02/01/02          0
    161515097                            O            01/01/17
    0


    6795236          L49/G02             F          455,350.00         ZZ
                                         180        450,728.01          1
                                       6.250          3,904.28         80
                                       6.000          3,904.28
    FULLERTON        CA   92835          1            11/09/01         00
    0433407442                           03           01/01/02          0
    10007110                             O            12/01/16
    0


    6798738          N74/G02             F           70,200.00         ZZ
                                         180         69,746.06          1
                                       6.750            621.21         41
                                       6.500            621.21
    DECATUR          TX   76234          5            12/07/01         00
    0433511102                           05           02/01/02          0
    0029625010                           O            01/01/17
    0


1


    6800566          N74/G02             F           98,500.00         ZZ
                                         180         97,842.24          1
                                       6.375            851.29         83
                                       6.125            851.29
    STAUNTON         VA   24401          2            12/06/01         10
    0433477544                           05           02/01/02         12
    0029622010                           O            01/01/17
    0


    6801706          N74/G02             F          100,000.00         ZZ
                                         180         99,406.47          1
                                       7.750            941.28         80
                                       7.500            941.28
    WEST COLUMBIA    SC   29169          5            12/07/01         00
    0433606555                           05           02/01/02          0
    0029623010                           O            01/01/17
    0


    6802006          E82/G02             F           93,000.00         ZZ
                                         180         91,647.15          1
                                       6.250            797.40         46
                                       6.000            797.40
    FAIR OAKS        CA   95628          2            11/28/01         00
    0400537791                           05           01/01/02          0
    1714898                              O            12/01/16
    0


    6802012          E82/G02             F           89,700.00         ZZ
                                         180         88,799.13          1
                                       6.375            775.23         77
                                       6.125            775.23
    ANN ARBOR        MI   48103          2            11/27/01         00
    0400527263                           05           01/01/02          0
    1922927                              O            12/01/16
    0


    6802016          E82/G02             F           76,000.00         ZZ
                                         180         75,043.60          2
                                       6.375            656.83         73
                                       6.125            656.83
    EL PASO          TX   79912          2            11/28/01         00
    0400532990                           05           01/01/02          0
    1579048                              N            12/01/16
    0


    6802028          E82/G02             F           76,600.00         ZZ
                                         180         75,830.68          1
                                       6.375            662.02         51
                                       6.125            662.02
1


    METHUEN          MA   01844          2            11/30/01         00
    0400526992                           01           01/01/02          0
    0400526992                           N            12/01/16
    0


    6805528          E86/G02             F          115,000.00         ZZ
                                         180        114,295.56          2
                                       7.375          1,057.91         46
                                       7.125          1,057.91
    SAINT ALBANS     NY   11412          5            12/13/01         00
    0433521432                           05           02/01/02          0
    1                                    O            01/01/17
    0


    6806442          E86/G02             F          125,000.00         ZZ
                                         180        124,167.19          2
                                       7.750          1,176.59         55
                                       7.500          1,176.59
    SAINT ALBANS     NY   11412          5            12/13/01         00
    0433592433                           05           02/01/02          0
    0000159185                           N            01/01/17
    0


    6809692          U05/G02             F          141,811.00         ZZ
                                         180        140,894.01          1
                                       6.750          1,254.90         52
                                       6.500          1,254.90
    HOUSTON          TX   77079          2            12/14/01         00
    0433510153                           05           02/01/02          0
    3188499                              O            01/01/17
    0


    6809916          X31/G02             F          176,000.00         ZZ
                                         180        174,837.22          1
                                       6.500          1,533.15         80
                                       6.250          1,533.15
    WILMINGTON(AREA  CA   90744          5            12/07/01         00
    0433574506                           05           02/01/02          0
    40100317                             O            01/01/17
    0


    6811386          U05/G02             F          172,000.00         ZZ
                                         180        170,946.40          1
                                       7.375          1,582.27         80
                                       7.125          1,582.27
    WHITNEY          TX   76692          5            12/10/01         00
    0433507548                           05           02/01/02          0
    3186158                              O            01/01/17
    0
1




    6812534          U05/G02             F          101,000.00         ZZ
                                         180        100,339.85          1
                                       6.625            886.77         66
                                       6.375            886.77
    KATY             TX   77450          5            12/11/01         00
    0433569118                           03           02/01/02          0
    3190586                              O            01/01/17
    0


    6812748          E98/G02             F          450,000.00         ZZ
                                         180        445,480.56          1
                                       6.375          3,889.13         60
                                       6.125          3,889.13
    WACONIA          MN   55387          5            11/27/01         00
    0433501590                           05           01/01/02          0
    8142001608974                        O            12/01/16
    0


    6813190          E22/G02             F           32,000.00         ZZ
                                         180         31,456.24          1
                                       8.000            305.81         70
                                       7.750            305.81
    FRESNO           CA   93727          2            09/05/01         00
    0413019308                           01           11/01/01          0
    0413019308                           N            10/01/16
    0


    6813194          E22/G02             F          200,000.00         ZZ
                                         180        198,176.60          1
                                       7.500          1,854.02         77
                                       7.250          1,854.02
    STATEN ISLAND    NY   10312          1            12/04/01         00
    0413033663                           05           01/01/02          0
    0413033663                           O            12/01/16
    0


    6813252          E22/G02             F          128,000.00         ZZ
                                         180        126,521.18          1
                                       6.250          1,097.50         80
                                       6.000          1,097.50
    MAGNOLIA         TX   77354          5            11/29/01         00
    0413248147                           05           01/01/02          0
    0413248147                           O            12/01/16
    0


    6813750          E82/G02             F           82,500.00         ZZ
                                         180         81,954.96          2
1


                                       6.500            718.66         55
                                       6.250            718.66
    NEW ORLEANS      LA   70119          2            12/06/01         00
    0400526257                           05           02/01/02          0
    2872010                              N            01/01/17
    0


    6813764          E82/G02             F           76,500.00         ZZ
                                         180         75,989.16          1
                                       6.375            661.15         73
                                       6.125            661.15
    CHARLOTTE        NC   28210          2            12/06/01         00
    0400544474                           05           02/01/02          0
    1703819                              N            01/01/17
    0


    6815268          601/G02             F          202,000.00         ZZ
                                         180        200,665.45          1
                                       6.500          1,759.64         52
                                       6.250          1,759.64
    EAST ROCKAWAY    NY   11518          2            12/13/01         00
    0433540523                           05           02/01/02          0
    61019741                             O            01/01/17
    0


    6815506          N74/G02             F           64,000.00         ZZ
                                         180         63,577.17          1
                                       6.500            557.51         80
                                       6.250            557.51
    DALLAS           TX   75228          5            12/07/01         00
    0433493897                           05           02/01/02          0
    0029628010                           O            01/01/17
    0


    6816258          601/G02             F           86,250.00         ZZ
                                         180         85,704.18          1
                                       7.000            775.24         75
                                       6.750            775.24
    OMAHA            NE   68138          5            12/10/01         00
    0433603636                           05           02/01/02          0
    61042362                             O            01/01/17
    0


    6817312          K15/G02             F           65,700.00         ZZ
                                         180         65,201.35          1
                                       7.375            604.39         44
                                       7.125            604.39
    LYNDEBORO        NH   03082          5            12/10/01         00
    0433497369                           05           02/01/02          0
1


    033105306028                         O            01/01/17
    0


    6817912          A21/G02             F          127,000.00         ZZ
                                         180        126,178.77          1
                                       6.750          1,123.84         43
                                       6.500          1,123.84
    DUMONT           NJ   07628          5            12/11/01         00
    0433645413                           05           02/01/02          0
    8880000001                           O            01/01/17
    0


    6823404          K15/G02             F           77,400.00         ZZ
                                         180         76,941.18          1
                                       7.750            728.55         89
                                       7.500            728.55
    SUMTER           SC   29154          5            12/10/01         26
    0433515376                           05           02/01/02         25
    002305303903                         O            01/01/17
    0


    6827402          E84/G02             F          123,700.00         ZZ
                                         180        122,470.80          1
                                       6.500          1,077.56         74
                                       6.250          1,077.56
    SCOTTSDALE       AZ   85262          5            11/14/01         00
    0433605177                           01           01/01/02          0
    32801758                             O            12/01/16
    0


    6829458          U05/G02             F          154,400.00         ZZ
                                         180        153,412.30          1
                                       6.875          1,377.02         80
                                       6.625          1,377.02
    PORTER           TX   77365          5            12/10/01         00
    0433543055                           03           02/01/02          0
    3190098                              O            01/01/17
    0


    6836312          E22/G02             F          185,250.00         ZZ
                                         180        183,561.06          1
                                       7.500          1,717.29         95
                                       7.250          1,717.29
    SACRAMENTO       CA   95827          2            11/06/01         04
    0413166950                           05           01/01/02         25
    0413166950                           O            12/01/16
    0


1


    6836348          E22/G02             F          208,500.00         ZZ
                                         180        206,428.16          1
                                       6.500          1,816.26         53
                                       6.250          1,816.26
    SANGER           CA   93657          5            11/28/01         00
    0413217712                           05           01/01/02          0
    0413217712                           O            12/01/16
    0


    6836350          E22/G02             F          270,000.00         ZZ
                                         180        268,328.00          1
                                       7.250          2,464.73         75
                                       7.000          2,464.73
    NEW ORLEANS      LA   70115          5            11/29/01         00
    0413218017                           05           02/01/02          0
    0413218017                           O            01/01/17
    0


    6836356          E22/G02             F           95,900.00         ZZ
                                         180         95,259.60          1
                                       6.375            828.82         80
                                       6.125            828.82
    LAWRENCEVILLE    GA   30044          2            12/05/01         00
    0413223447                           05           02/01/02          0
    0413223447                           N            01/01/17
    0


    6836362          E22/G02             F           82,000.00         ZZ
                                         180         81,202.39          1
                                       6.750            725.63         78
                                       6.500            725.63
    HARTFORD         CT   06106          2            11/30/01         00
    0413235771                           05           01/01/02          0
    0413235771                           O            12/01/16
    0


    6836380          E22/G02             F          193,600.00         ZZ
                                         180        192,260.82          2
                                       6.750          1,713.18         80
                                       6.500          1,713.18
    LONG BEACH       CA   90813          5            11/29/01         00
    0413260092                           05           02/01/02          0
    0413260092                           O            01/01/17
    0


    6836406          E22/G02             F           95,000.00         ZZ
                                         180         94,056.00          1
                                       6.500            827.55         41
                                       6.250            827.55
1


    BUFFALO          MN   55313          5            11/30/01         00
    0413277690                           05           01/01/02          0
    0413277690                           O            12/01/16
    0


    6836424          E22/G02             F           80,500.00         ZZ
                                         180         79,682.88          1
                                       6.250            690.23         53
                                       6.000            690.23
    AMELIA           OH   45102          5            11/30/01         00
    0413284795                           05           01/01/02          0
    0413284795                           O            12/01/16
    0


    6836474          E22/G02             F          111,920.00         ZZ
                                         180        111,148.40          1
                                       6.000            944.44         80
                                       5.750            944.44
    PUEBLO           CO   81003          1            12/04/01         00
    0413312992                           05           02/01/02          0
    0413312992                           O            01/01/17
    0


    6836502          E22/G02             F          103,000.00         ZZ
                                         180        101,987.38          1
                                       6.625            904.33         74
                                       6.375            904.33
    ACWORTH          GA   30102          5            11/30/01         00
    0413325515                           05           01/01/02          0
    0413325515                           O            12/01/16
    0


    6836878          E82/G02             F           68,900.00         ZZ
                                         180         68,299.57          1
                                       6.125            586.08         64
                                       5.875            586.08
    WYANDOTTE        MI   48192          2            12/03/01         00
    0400543609                           05           02/01/02          0
    0400543609                           O            01/01/17
    0


    6836884          E82/G02             F          103,400.00         ZZ
                                         180        102,660.40          1
                                       6.375            893.63         95
                                       6.125            893.63
    ANNISTON         AL   36207          2            12/03/01         04
    0400543179                           05           02/01/02         25
    4568177                              O            01/01/17
    0
1




    6836896          E82/G02             F          119,200.00         ZZ
                                         180        118,395.47          1
                                       6.250          1,022.05         12
                                       6.000          1,022.05
    NORTH CALDWELL   NJ   07006          2            12/03/01         00
    0400545042                           05           02/01/02          0
    3963498                              O            01/01/17
    0


    6838826          U05/G02             F          397,000.00         ZZ
                                         180        391,669.68          1
                                       6.375          3,431.07         74
                                       6.125          3,431.07
    KANNAPOLIS       NC   28083          2            10/25/01         00
    0433521523                           05           12/01/01          0
    3178922                              O            11/01/16
    0


    6839360          K15/G02             F          124,400.00         ZZ
                                         180        123,654.44          1
                                       7.625          1,162.06         95
                                       7.375          1,162.06
    CLARKSVILLE      TN   37042          5            12/11/01         10
    0433521226                           05           02/01/02         30
    002905302345                         O            01/01/17
    0


    6841164          N74/G02             F           51,000.00         ZZ
                                         180         50,666.64          1
                                       6.625            447.78         64
                                       6.375            447.78
    CORPUS CHRISTI   TX   78410          5            12/11/01         00
    0433582004                           05           02/01/02          0
    0029633010                           O            01/01/17
    0


    6847294          A21/G02             F          100,000.00         ZZ
                                         120         98,776.53          1
                                       6.000          1,110.21         56
                                       5.750          1,110.21
    MIAMI            FL   33182          1            12/04/01         00
    0433517075                           05           02/01/02          0
    0100127732                           O            01/01/12
    0


    6849726          K15/G02             F           84,000.00         ZZ
                                         180         83,468.41          1
1


                                       7.000            755.02         74
                                       6.750            755.02
    WARREN           NH   03279          5            12/11/01         00
    0433496080                           05           02/01/02          0
    033105305981                         O            01/01/17
    0


    6855518          U05/G02             F          120,000.00         ZZ
                                         180        119,248.78          1
                                       7.125          1,087.00         76
                                       6.875          1,087.00
    SUGAR LAND       TX   77479          5            12/20/01         00
    0433522760                           05           02/01/02          0
    3193165                              O            01/01/17
    0


    6856302          E22/G02             F          126,500.00         ZZ
                                         180        125,242.99          1
                                       6.500          1,101.95         70
                                       6.250          1,101.95
    SEVIERVILLE      TN   37876          5            12/06/01         00
    0413291220                           03           01/01/02          0
    0413291220                           N            12/01/16
    0


    6856690          E82/G02             F           76,700.00         ZZ
                                         180         76,193.27          1
                                       6.500            668.14         48
                                       6.250            668.14
    KENT             WA   98042          2            12/07/01         00
    0400541173                           05           02/01/02          0
    1687317                              N            01/01/17
    0


    6856734          E82/G02             F          132,800.00         ZZ
                                         180        131,884.44          1
                                       6.000          1,120.64         61
                                       5.750          1,120.64
    WALNUT           CA   91789          2            12/04/01         00
    0400547097                           05           02/01/02          0
    1533851                              O            01/01/17
    0


    6856736          E82/G02             F          178,200.00         ZZ
                                         180        177,022.70          1
                                       6.500          1,552.31         83
                                       6.250          1,552.31
    OGDEN            UT   84404          2            12/05/01         04
    0400519609                           05           02/01/02          6
1


    0400519609                           O            01/01/17
    0


    6856738          E82/G02             F          125,500.00         ZZ
                                         180        123,993.05          1
                                       6.375          1,084.63         45
                                       6.125          1,084.63
    GILROY           CA   95020          2            12/07/01         00
    0400530119                           05           02/01/02          0
    0400530119                           N            01/01/17
    0


    6856746          E82/G02             F          523,000.00         ZZ
                                         180        519,761.29          1
                                       7.250          4,774.27         30
                                       7.000          4,774.27
    NEW HOPE         PA   18938          5            12/05/01         00
    0400489324                           05           02/01/02          0
    0400489324                           O            01/01/17
    0


    6856754          E82/G02             F          181,900.00         ZZ
                                         180        175,341.14          1
                                       6.125          1,547.29         54
                                       5.875          1,547.29
    FAIRFAX          VA   22030          2            12/04/01         00
    0400547006                           05           02/01/02          0
    2675872                              O            01/01/17
    0


    6856756          E82/G02             F          120,900.00         ZZ
                                         180        120,151.32          2
                                       7.250          1,103.65         66
                                       7.000          1,103.65
    WESTMINSTER      CO   80030          2            12/10/01         00
    0400551446                           05           02/01/02          0
    0400551446                           N            01/01/17
    0


    6858170          S25/G02             F           97,500.00         ZZ
                                         180         95,708.05          1
                                       6.620            855.77         78
                                       6.370            855.77
    ELGIN            SC   29045          5            10/29/01         00
    0433555901                           05           12/02/01          0
    186268864                            O            11/02/16
    0


1


    6860180          L60/F27             F           33,000.00         ZZ
                                         180         32,467.69          1
                                       6.875            294.31          9
                                       6.625            294.31
     SOUTHPORT       NC   28461          1            09/28/01         00
    6610557021                           03           11/01/01          0
    6610557021                           O            10/01/16
    0


    6860190          L60/F27             F           70,000.00         ZZ
                                         180         68,492.10          1
                                       7.500            648.91         59
                                       7.250            648.91
    WINDSOR          VA   23487          5            07/18/01         00
    6990387611                           05           09/01/01          0
    6990387611                           O            08/01/16
    0


    6860196          L60/F27             F           94,000.00         ZZ
                                         180         92,580.97          1
                                       7.000            844.90         65
                                       6.750            844.90
    PEACHLAND        NC   28133          2            09/28/01         00
    6990421127                           05           12/01/01          0
    6990421127                           O            11/01/16
    0


    6860202          L60/F27             F          104,000.00         ZZ
                                         180        102,340.18          1
                                       7.000            934.78         75
                                       6.750            934.78
    KERNERSVILLE     NC   27284          5            09/24/01         00
    6610848832                           05           11/01/01          0
    6610848832                           O            10/01/16
    0


    6860214          L60/F27             F          126,000.00         ZZ
                                         180        124,343.77          1
                                       6.625          1,106.27         72
                                       6.375          1,106.27
    MIDLOTHIAN       VA   23114          1            10/18/01         00
    6920181218                           05           12/01/01          0
    6920181218                           O            11/01/16
    0


    6860236          L60/F27             F          255,000.00         ZZ
                                         180        251,576.23          1
                                       6.375          2,203.84         45
                                       6.125          2,203.84
1


     SOUTHPORT       NC   28461          1            10/26/01         00
    6610462225                           03           12/01/01          0
    6610462225                           O            11/01/16
    0


    6860282          L60/F27             F          320,000.00         T
                                         180        314,245.52          1
                                       6.875          2,853.93         80
                                       6.625          2,853.93
    RALEIGH          NC   27606          5            09/06/01         00
    6610831565                           05           11/01/01          0
    6610831565                           O            10/01/16
    0


    6860358          L60/F27             F          380,800.00         ZZ
                                         180        374,722.47          1
                                       7.000          3,422.74         80
                                       6.750          3,422.74
    WILLIAMSBURG     VA   23188          2            10/01/01         00
    6990433591                           03           11/01/01          0
    6990433591                           O            10/01/16
    0


    6860392          L60/F27             F          435,000.00         ZZ
                                         180        426,644.57          1
                                       7.000          3,909.90         42
                                       6.750          3,909.90
    POTOMAC          MD   20854          2            08/15/01         00
    6920134139                           05           10/01/01          0
    6920134139                           N            09/01/16
    0


    6860398          L60/F27             F          450,000.00         T
                                         180        444,084.86          1
                                       6.625          3,950.97         80
                                       6.375          3,950.97
    PAWLEYS ISLAND   SC   29585          1            10/17/01         00
    6610900990                           08           12/01/01          0
    6610900990                           O            11/01/16
    0


    6860416          L60/F27             F          516,000.00         ZZ
                                         180        507,676.57          1
                                       6.875          4,601.97         80
                                       6.625          4,601.97
    MOUNT AIRY       MD   21771          5            09/13/01         00
    6920141798                           05           11/01/01          0
    6920141798                           O            10/01/16
    0
1




    6870828          Q57/G02             F           54,900.00         T
                                         180         54,570.96          1
                                       7.625            512.84         65
                                       7.375            512.84
    FORT MOHAVE      AZ   86427          1            12/17/01         00
    0433564929                           05           02/01/02          0
    43700117                             O            01/01/17
    0


    6870898          K15/G02             F          186,700.00         ZZ
                                         180        185,556.35          1
                                       7.375          1,717.50         90
                                       7.125          1,717.50
    WESTBURY         NY   11590          5            12/11/01         26
    0433515046                           05           02/01/02         12
    005005301707                         O            01/01/17
    0


    6874396          601/G02             F          126,000.00         ZZ
                                         180        125,185.23          1
                                       6.750          1,114.99         80
                                       6.500          1,114.99
    JASPER           TX   75951          2            12/18/01         00
    0433607082                           05           02/01/02          0
    60684867                             O            01/01/17
    0


    6875612          U05/G02             F          106,000.00         ZZ
                                         180        105,661.92          1
                                       6.875            945.37         56
                                       6.625            945.37
    SAN DIEGO        CA   92110          2            01/09/02         00
    0433624665                           01           03/01/02          0
    3185549                              N            02/01/17
    0


    6879200          E22/G02             F          304,000.00         ZZ
                                         180        301,011.25          1
                                       6.625          2,669.10         80
                                       6.375          2,669.10
    BURTON           MI   48509          2            12/03/01         00
    0413156431                           05           01/01/02          0
    0413156431                           O            12/01/16
    0


    6879222          E22/G02             F          210,800.00         ZZ
                                         180        209,377.24          1
1


                                       6.250          1,807.45         94
                                       6.000          1,807.45
    PICKERINGTON     OH   43147          5            12/03/01         04
    0413218025                           05           02/01/02         25
    0413218025                           O            01/01/17
    0


    6879264          E22/G02             F          149,600.00         ZZ
                                         180        148,097.53          1
                                       6.375          1,292.92         80
                                       6.125          1,292.92
    MCKINNEY         TX   75070          5            11/28/01         00
    0413271198                           03           01/01/02          0
    0413271198                           O            12/01/16
    0


    6879266          E22/G02             F          116,000.00         ZZ
                                         180        115,257.94          1
                                       6.875          1,034.55         80
                                       6.625          1,034.55
    BUCHANAN DAM     TX   78609          5            12/03/01         00
    0413277146                           05           02/01/02          0
    0413277146                           O            01/01/17
    0


    6879302          E22/G02             F          125,612.00         ZZ
                                         180        123,288.59          1
                                       5.875          1,051.52         57
                                       5.625          1,051.52
    SUGAR LAND       TX   77478          5            12/03/01         00
    0413301672                           03           01/01/02          0
    0413301672                           O            12/01/16
    0


    6879336          E22/G02             F          120,000.00         ZZ
                                         180        118,881.95          1
                                       7.250          1,095.44         43
                                       7.000          1,095.44
    WESTON           FL   33326          5            12/03/01         00
    0413322512                           03           01/01/02          0
    0413322512                           O            12/01/16
    0


    6879680          E82/G02             F          141,600.00         ZZ
                                         180        140,654.43          1
                                       6.375          1,223.78         84
                                       6.125          1,223.78
    WATERFORD TOWNS  NJ   08089          2            12/06/01         04
    0400533923                           05           02/01/02          6
1


    1851807                              O            01/01/17
    0


    6879690          E82/G02             F          108,900.00         ZZ
                                         180        108,165.01          1
                                       6.250            933.73         49
                                       6.000            933.73
    BETHPAGE         NY   11714          2            12/06/01         00
    0400536918                           05           02/01/02          0
    0400536918                           O            01/01/17
    0


    6879700          E82/G02             F          112,000.00         ZZ
                                         180        111,252.10          1
                                       6.375            967.96         64
                                       6.125            967.96
    CANTON           MI   48187          2            12/06/01         00
    0400526869                           05           02/01/02          0
    0400526869                           O            01/01/17
    0


    6879708          E82/G02             F          107,200.00         ZZ
                                         180        106,468.74          1
                                       6.125            911.87         80
                                       5.875            911.87
    NORTH LAS VEGAS  NV   89031          2            12/06/01         00
    0400550166                           05           02/01/02          0
    1634663                              O            01/01/17
    0


    6879716          E82/G02             F          258,000.00         ZZ
                                         180        256,202.33          1
                                       5.875          2,159.77         80
                                       5.625          2,159.77
    SAN DIEGO        CA   92128          2            12/06/01         00
    0400551396                           01           02/01/02          0
    0400551396                           O            01/01/17
    0


    6879722          E82/G02             F          144,600.00         ZZ
                                         180        140,608.51          1
                                       6.125          1,230.00         47
                                       5.875          1,230.00
    SAN DIEGO        CA   92130          2            12/03/01         00
    0400544458                           07           02/01/02          0
    0400544458                           O            01/01/17
    0


1


    6880652          N74/G02             F          127,000.00         ZZ
                                         180        126,169.91          1
                                       6.625          1,115.05         87
                                       6.375          1,115.05
    SPARTANBURG      SC   29301          5            12/12/01         10
    0433502036                           05           02/01/02         25
    0029636010                           O            01/01/17
    0


    6882216          U05/G02             F           55,000.00         ZZ
                                         180         54,824.58          1
                                       6.875            490.52         48
                                       6.625            490.52
    AMARILLO         TX   79109          5            01/10/02         00
    0433613072                           05           03/01/02          0
    3182703                              O            02/01/17
    0


    6890580          X22/G02             F          244,000.00         ZZ
                                         180        242,387.98          1
                                       6.500          2,125.50         74
                                       6.250          2,125.50
    YORBA LINDA      CA   92886          5            12/07/01         00
    0433481553                           05           02/01/02          0
    01110035                             O            01/01/17
    0


    6891644          076/076             F          334,400.00         ZZ
                                         180        330,277.99          1
                                       7.375          3,076.22         80
                                       7.125          3,076.22
    TULSA            OK   74133          2            10/12/01         00
    10001523                             03           12/01/01          0
    0001523                              O            11/01/16
    0


    6891646          076/076             F          124,000.00         ZZ
                                         180        122,041.94          1
                                       7.125          1,123.24         78
                                       6.875          1,123.24
    CHICAGO          IL   60638          5            10/01/01         00
    11253640                             05           11/01/01          0
    1253640                              O            10/01/16
    0


    6891648          076/076             F           90,000.00         ZZ
                                         120         87,915.91          1
                                       7.125          1,050.78         90
                                       6.875          1,050.78
1


    REVERE           MA   02151          1            10/05/01         10
    11390148                             05           12/01/01         12
    1390148                              O            11/01/11
    0


    6891650          076/076             F           53,950.00         ZZ
                                         120         52,380.31          1
                                       6.875            622.94         54
                                       6.625            622.94
    SAUK VILLAGE     IL   60411          5            10/09/01         00
    11607854                             05           12/01/01          0
    1607854                              O            11/01/11
    0


    6891652          076/076             F          240,000.00         ZZ
                                         180        236,369.60          1
                                       7.625          2,241.91         66
                                       7.375          2,241.91
    CRYSTAL LAKE     IL   60014          5            10/01/01         00
    11737037                             05           11/01/01          0
    1737037                              O            10/01/16
    0


    6891654          076/076             F          152,600.00         ZZ
                                         180        150,164.48          1
                                       7.000          1,371.62         70
                                       6.750          1,371.62
    LINDENHURST      NY   11757          1            09/28/01         00
    15762324                             05           11/01/01          0
    5762324                              O            10/01/16
    0


    6893106          F28/G02             F          310,000.00         ZZ
                                         180        306,952.24          1
                                       6.625          2,721.79         78
                                       6.375          2,721.79
    WHITE BEAR TOWN  MN   55110          5            11/12/01         00
    0433452687                           05           01/01/02          0
    7627272                              O            12/01/16
    0


    6893184          F28/G02             F           41,200.00         ZZ
                                         180         40,778.54          1
                                       6.875            367.44         49
                                       6.625            367.44
    CONROE           TX   77303          2            11/19/01         00
    0433477619                           05           01/01/02          0
    7864004                              N            12/01/16
    0
1




    6893204          F28/G02             F          400,000.00         ZZ
                                         180        396,025.26          1
                                       6.500          3,484.43         74
                                       6.250          3,484.43
    SEATTLE          WA   98115          5            11/15/01         00
    0433477692                           05           01/01/02          0
    7852900                              O            12/01/16
    0


    6893210          F28/G02             F          430,000.00         ZZ
                                         180        423,860.99          1
                                       6.875          3,834.97         80
                                       6.625          3,834.97
    FALMOUTH         ME   04105          5            11/01/01         00
    0433477742                           05           12/01/01          0
    7574447                              O            11/01/16
    0


    6893216          F28/G02             F          635,000.00         ZZ
                                         180        626,653.04          1
                                       6.625          5,575.26         74
                                       6.375          5,575.26
    SAN DIEGO        CA   92130          5            10/17/01         00
    0433477783                           29           12/01/01          0
    7596640                              O            11/01/16
    0


    6893248          F28/G02             F          650,000.00         ZZ
                                         180        641,455.90          1
                                       6.625          5,706.96         71
                                       6.375          5,706.96
    SEATTLE          WA   98105          5            11/05/01         00
    0433477890                           05           12/01/01          0
    7391303                              O            11/01/16
    0


    6902732          E22/G02             F          172,000.00         ZZ
                                         180        170,837.88          1
                                       6.375          1,486.51         80
                                       6.125          1,486.51
    SAN ANTONIO      TX   78229          5            12/04/01         00
    0413181207                           05           02/01/02          0
    0413181207                           O            01/01/17
    0


    6902748          E22/G02             F          241,500.00         ZZ
                                         180        239,769.15          1
1


                                       7.375          2,221.61         84
                                       7.125          2,221.61
    SALT LAKE CITY   UT   84103          5            12/04/01         04
    0413204314                           05           02/01/02          6
    0413204314                           O            01/01/17
    0


    6902750          E22/G02             F          141,000.00         ZZ
                                         180        138,746.65          1
                                       6.500          1,228.26         75
                                       6.250          1,228.26
    AUSTIN           TX   78749          5            11/26/01         00
    0413212903                           03           01/01/02          0
    0413212903                           O            12/01/16
    0


    6902752          E22/G02             F          120,700.00         ZZ
                                         180        117,880.15          1
                                       6.250          1,034.91         78
                                       6.000          1,034.91
    PASADENA         TX   77505          2            12/04/01         00
    0413214313                           03           02/01/02          0
    0413214313                           O            01/01/17
    0


    6902782          E22/G02             F          353,000.00         ZZ
                                         180        350,658.26          1
                                       6.500          3,075.01         79
                                       6.250          3,075.01
    COLORADO SPRING  CO   80919          2            12/05/01         00
    0413230145                           05           02/01/02          0
    0413230145                           O            01/01/17
    0


    6902846          E22/G02             F          119,000.00         ZZ
                                         180        118,205.35          1
                                       6.375          1,028.46         46
                                       6.125          1,028.46
    BEULAH           CO   81023          2            12/04/01         00
    0413287426                           05           02/01/02          0
    0413287426                           O            01/01/17
    0


    6902850          E22/G02             F           82,500.00         ZZ
                                         180         81,842.67          1
                                       6.250            707.37         70
                                       6.000            707.37
    MANSFIELD        TX   76063          5            12/04/01         00
    0413287970                           05           02/01/02          0
1


    0413287970                           O            01/01/17
    0


    6902914          E22/G02             F          101,100.00         ZZ
                                         180         99,541.28          1
                                       6.000            853.14         79
                                       5.750            853.14
    BROKEN ARROW     OK   74012          2            12/05/01         00
    0413309154                           05           02/01/02          0
    0413309154                           O            01/01/17
    0


    6902932          E22/G02             F           62,000.00         ZZ
                                         180         61,167.74          1
                                       6.750            548.64         80
                                       6.500            548.64
    LIVE OAK         TX   78233          5            12/03/01         00
    0413312190                           05           01/01/02          0
    0413312190                           O            12/01/16
    0


    6902944          E22/G02             F          126,000.00         ZZ
                                         180        125,149.59          1
                                       6.250          1,080.35         56
                                       6.000          1,080.35
    DAMON            TX   77430          5            12/05/01         00
    0413313107                           05           02/01/02          0
    0413313107                           O            01/01/17
    0


    6902956          E22/G02             F          110,400.00         ZZ
                                         180        109,546.39          1
                                       6.125            939.09         80
                                       5.875            939.09
    HOUSTON          TX   77068          5            12/05/01         00
    0413315342                           03           02/01/02          0
    0413315342                           O            01/01/17
    0


    6902964          E22/G02             F           82,500.00         ZZ
                                         180         82,000.12          1
                                       7.500            764.79         75
                                       7.250            764.79
    ALBANY           OR   97321          5            12/04/01         00
    0413316662                           05           02/01/02          0
    0413316662                           O            01/01/17
    0


1


    6902992          E22/G02             F          107,500.00         ZZ
                                         180        106,804.87          1
                                       6.750            951.28         49
                                       6.500            951.28
    PEARLAND         TX   77581          5            12/05/01         00
    0413327271                           05           02/01/02          0
    0413327271                           O            01/01/17
    0


    6903046          E22/G02             F          110,000.00         ZZ
                                         180        109,281.02          1
                                       6.625            965.79         63
                                       6.375            965.79
    GREAT FALLS      MT   59404          5            12/04/01         00
    0413350455                           05           02/01/02          0
    0413350455                           O            01/01/17
    0


    6903052          E22/G02             F           65,600.00         T
                                         180         65,193.76          1
                                       7.250            598.84         75
                                       7.000            598.84
    PORT ARANSAS     TX   78373          1            12/05/01         00
    0413351479                           20           02/01/02          0
    0413351479                           O            01/01/17
    0


    6903108          E22/G02             F          176,800.00         ZZ
                                         180        175,717.01          1
                                       7.375          1,626.42         80
                                       7.125          1,626.42
    SUMMIT TOWNSHIP  MI   49203          1            12/10/01         00
    0413398421                           05           02/01/02          0
    0413398421                           O            01/01/17
    0


    6903342          E82/G02             F           99,800.00         ZZ
                                         180         98,648.81          1
                                       6.500            869.37         62
                                       6.250            869.37
    LAS VEGAS        NV   89146          2            12/11/01         00
    0400547238                           05           02/01/02          0
    0400547238                           N            01/01/17
    0


    6903344          E82/G02             F           89,800.00         ZZ
                                         180         88,766.03          1
                                       6.500            782.25         62
                                       6.250            782.25
1


    LAS VEGAS        NV   89146          2            12/11/01         00
    0400547246                           05           02/01/02          0
    1551117                              N            01/01/17
    0


    6903346          E82/G02             F           76,800.00         ZZ
                                         180         76,276.11          1
                                       6.125            653.28         68
                                       5.875            653.28
    CARY             NC   27511          2            12/11/01         00
    0400549176                           05           02/01/02          0
    1710287                              N            01/01/17
    0


    6903350          E82/G02             F           94,000.00         ZZ
                                         180         93,365.56          1
                                       6.250            805.98         32
                                       6.000            805.98
    SEAFORD          NY   11783          2            12/04/01         00
    0400533667                           05           02/01/02          0
    0400533667                           O            01/01/17
    0


    6903354          E82/G02             F           70,450.00         ZZ
                                         180         69,979.57          1
                                       6.375            608.86         74
                                       6.125            608.86
    MERIDIANVILLE    AL   35759          2            12/03/01         00
    0400532859                           05           02/01/02          0
    0400532859                           O            01/01/17
    0


    6903356          E82/G02             F          161,700.00         ZZ
                                         180        160,676.70          3
                                       7.000          1,453.41         69
                                       6.750          1,453.41
    PORTLAND         OR   97229          2            12/11/01         00
    0400539334                           05           02/01/02          0
    3948497                              N            01/01/17
    0


    6903358          E82/G02             F          113,800.00         ZZ
                                         180        113,031.92          2
                                       6.250            975.75         67
                                       6.000            975.75
    HAYDEN           ID   83835          2            12/07/01         00
    0400548558                           05           02/01/02          0
    0400548558                           O            01/01/17
    0
1




    6903364          E82/G02             F           60,000.00         ZZ
                                         180         59,603.61          1
                                       6.500            522.66         77
                                       6.250            522.66
    CARTERSVILLE     GA   30120          2            12/11/01         00
    0400543583                           05           02/01/02          0
    1659412                              N            01/01/17
    0


    6903366          E82/G02             F           63,100.00         ZZ
                                         180         62,596.06          1
                                       6.500            549.67         79
                                       6.250            549.67
    CARTERSVILLE     GA   30121          2            12/11/01         00
    0400543617                           05           02/01/02          0
    1583691                              N            01/01/17
    0


    6903368          E82/G02             F           52,000.00         ZZ
                                         180         51,568.55          1
                                       6.750            460.15         80
                                       6.500            460.15
    CARTERSVILLE     GA   30120          2            12/11/01         00
    0400543625                           05           02/01/02          0
    1561888                              N            01/01/17
    0


    6903376          E82/G02             F           96,100.00         ZZ
                                         180         95,071.61          1
                                       6.250            823.98         28
                                       6.000            823.98
    AUSTIN           TX   78737          2            12/07/01         00
    0400532651                           03           02/01/02          0
    0400532651                           O            01/01/17
    0


    6910754          Q14/G02             F           85,500.00         ZZ
                                         180         84,947.13          1
                                       6.750            756.60         90
                                       6.500            756.60
    GRAND RAPIDS     MI   49503          5            12/14/01         01
    0433529930                           05           02/01/02         25
    0106437                              O            01/01/17
    0


    6913850          W40/G02             F          350,000.00         ZZ
                                         180        347,879.31          1
1


                                       7.500          3,244.54         79
                                       7.250          3,244.54
    NORTHVILLE       MI   48167          2            12/20/01         00
    0433518156                           05           02/01/02          0
    101001760                            O            01/01/17
    0


    6917446          E45/G02             F          617,500.00         ZZ
                                         180        613,549.84          1
                                       6.875          5,507.20         65
                                       6.625          5,507.20
    ENCINO           CA   91316          5            12/18/01         00
    0433713492                           05           02/01/02          0
    185348                               O            01/01/17
    0


    6918094          964/G02             F          122,000.00         ZZ
                                         180        121,227.95          1
                                       7.000          1,096.57         74
                                       6.750          1,096.57
    BAY POINT        CA   94565          2            12/17/01         00
    0433557683                           05           02/01/02          0
    177803                               N            01/01/17
    0


    6919174          N74/G02             F          126,000.00         ZZ
                                         180        125,165.14          1
                                       6.500          1,097.60         64
                                       6.250          1,097.60
    SURFSIDE BEACH   SC   29575          2            12/14/01         00
    0433569274                           03           02/01/02          0
    0029643010                           O            01/01/17
    0


    6919894          738/G02             F          117,000.00         ZZ
                                         180        116,646.64          1
                                       7.500          1,084.61         90
                                       7.250          1,084.61
    SARASOTA         FL   34232          1            01/11/02         10
    0433616216                           05           03/01/02         12
    00402708650001                       O            02/01/17
    0


    6922812          E84/G02             F          391,000.00         ZZ
                                         180        387,114.69          1
                                       6.500          3,406.03         90
                                       6.250          3,406.03
    HIGHLANDS RANCH  CO   80130          5            11/20/01         12
    0433469830                           03           01/01/02         25
1


    81051337                             O            12/01/16
    0


    6923232          069/G02             F          424,000.00         ZZ
                                         180        421,228.64          1
                                       6.625          3,722.69         59
                                       6.375          3,722.69
    GLENDALE         CA   91207          2            12/03/01         00
    0433520020                           05           02/01/02          0
    88230693                             O            01/01/17
    0


    6924586          E22/G02             F          101,600.00         ZZ
                                         180        100,841.52          1
                                       6.750            899.07         80
                                       6.500            899.07
    DICKINSON        TX   77539          5            12/04/01         00
    0413164674                           05           02/01/02          0
    0413164674                           O            01/01/17
    0


    6924594          E22/G02             F           42,000.00         ZZ
                                         180         41,751.02          1
                                       7.750            395.34         75
                                       7.500            395.34
    TRENTON          NJ   08611          5            12/07/01         00
    0413187113                           07           02/01/02          0
    0413187113                           N            01/01/17
    0


    6924596          E22/G02             F           35,500.00         ZZ
                                         180         35,041.74          1
                                       6.625            311.69         71
                                       6.375            311.69
    EL PASO          TX   79907          5            11/19/01         00
    0413188103                           05           01/01/02          0
    0413188103                           O            12/01/16
    0


    6924598          E22/G02             F          156,000.00         ZZ
                                         180        152,980.35          1
                                       6.625          1,369.67         71
                                       6.375          1,369.67
    BELMONT          NC   28012          5            12/06/01         00
    0413191362                           05           02/01/02          0
    0413191362                           O            01/01/17
    0


1


    6924672          E22/G02             F          292,000.00         ZZ
                                         180        290,132.08          1
                                       6.875          2,604.21         80
                                       6.625          2,604.21
    PARKLAND         FL   33076          5            12/06/01         00
    0413284407                           03           02/01/02          0
    0413284407                           O            01/01/17
    0


    6924708          E22/G02             F          125,600.00         ZZ
                                         180        124,770.20          1
                                       6.500          1,094.11         80
                                       6.250          1,094.11
    RICHARDSON       TX   75082          5            12/06/01         00
    0413316621                           05           02/01/02          0
    0413316621                           O            01/01/17
    0


    6924716          E22/G02             F           85,200.00         ZZ
                                         180         84,649.07          1
                                       6.750            753.94         80
                                       6.500            753.94
    IRVING           TX   75062          5            12/05/01         00
    0413320029                           05           02/01/02          0
    0413320029                           O            01/01/17
    0


    6924772          E22/G02             F           64,600.00         ZZ
                                         180         64,144.10          1
                                       7.375            594.27         85
                                       7.125            594.27
    DELTONA          FL   32738          5            12/06/01         01
    0413357690                           05           02/01/02          6
    0413357690                           O            01/01/17
    0


    6924810          E22/G02             F           78,400.00         ZZ
                                         180         77,909.21          1
                                       7.125            710.17         70
                                       6.875            710.17
    TUPELO           MS   38801          5            12/06/01         00
    0413375007                           05           02/01/02          0
    0413375007                           O            01/01/17
    0


    6924816          E22/G02             F          112,000.00         ZZ
                                         180        111,283.53          1
                                       6.875            998.88         74
                                       6.625            998.88
1


    EDMOND           OK   73003          1            12/05/01         00
    0413376633                           05           02/01/02          0
    0413376633                           O            01/01/17
    0


    6924824          E22/G02             F           40,800.00         ZZ
                                         180         40,555.49          1
                                       7.625            381.12         85
                                       7.375            381.12
    BIRMINGHAM       AL   35206          5            12/06/01         04
    0413382334                           05           02/01/02         12
    0413382334                           O            01/01/17
    0


    6925432          E82/G02             F          207,950.00         ZZ
                                         180        206,561.37          1
                                       6.375          1,797.21         80
                                       6.125          1,797.21
    ADDISON          TX   75248          2            12/07/01         00
    0400536462                           05           02/01/02          0
    0400536462                           O            01/01/17
    0


    6927962          601/G02             F          172,000.00         ZZ
                                         180        170,839.11          1
                                       6.250          1,474.77         69
                                       6.000          1,474.77
    WOOD DALE        IL   60191          1            12/19/01         00
    0433600699                           05           02/01/02          0
    61120093                             O            01/01/17
    0


    6929616          H76/G02             F           60,000.00         ZZ
                                         180         59,636.45          1
                                       7.500            556.21         71
                                       7.250            556.21
    VILLAS           NJ   08251          5            12/18/01         00
    0433580750                           05           02/01/02          0
    2001410669                           N            01/01/17
    0


    6933068          313/G02             F           20,000.00         ZZ
                                         180         19,940.91          1
                                       7.750            188.26         80
                                       7.500            188.26
    DALLAS           TX   75219          1            01/14/02         00
    0433616778                           01           03/01/02          0
    0008572166                           N            02/01/17
    0
1




    6934792          964/G02             F           86,300.00         ZZ
                                         180         85,723.71          1
                                       6.375            745.85         56
                                       6.125            745.85
    BEND             OR   97702          5            12/19/01         00
    0433585338                           05           02/01/02          0
    173214                               O            01/01/17
    0


    6943414          E86/G02             F          160,000.00         ZZ
                                         180        159,522.06          1
                                       7.625          1,494.61         58
                                       7.375          1,494.61
    BOHEMIA          NY   11716          5            01/18/02         00
    0433618865                           05           03/01/02          0
    166875                               O            02/01/17
    0


    6944002          H12/G02             F          509,100.00         ZZ
                                         180        505,390.19          1
                                       6.625          4,469.87         73
                                       6.375          4,469.87
    OMAHA            NE   68137          5            12/05/01         00
    0433539152                           05           02/01/02          0
    0800013502901                        O            01/01/17
    0


    6944490          U05/G02             F          141,850.00         ZZ
                                         180        140,556.73          1
                                       7.500          1,314.97         50
                                       7.250          1,314.97
    DALLAS           TX   75214          5            11/26/01         00
    0433477536                           05           01/01/02          0
    3186747                              O            12/01/16
    0


    6945456          E84/G02             F          259,000.00         ZZ
                                         180        256,314.85          1
                                       6.000          2,185.59         53
                                       5.750          2,185.59
    NEW CITY         NY   10956          5            11/21/01         00
    0433500535                           05           01/01/02          0
    68010172                             O            12/01/16
    0


    6946998          E22/G02             F           80,000.00         ZZ
                                         180         79,488.24          1
1


                                       6.875            713.48         85
                                       6.625            713.48
    SEMMES           AL   36575          2            12/07/01         04
    0413067588                           05           02/01/02          6
    0413067588                           O            01/01/17
    0


    6947096          E22/G02             F          382,500.00         ZZ
                                         180        380,079.42          1
                                       7.000          3,438.02         90
                                       6.750          3,438.02
    METAIRIE         LA   70005          5            12/05/01         01
    0413302092                           05           02/01/02         25
    0413302092                           O            01/01/17
    0


    6947104          E22/G02             F           82,000.00         ZZ
                                         180         81,458.25          1
                                       6.500            714.31         59
                                       6.250            714.31
    MIAMI            FL   33186          5            12/07/01         00
    0413307398                           05           02/01/02          0
    0413307398                           O            01/01/17
    0


    6947108          E22/G02             F          121,600.00         ZZ
                                         180        120,822.13          1
                                       6.875          1,084.49         95
                                       6.625          1,084.49
    WETUMPKA         AL   36092          5            12/07/01         01
    0413309915                           05           02/01/02         30
    0413309915                           O            01/01/17
    0


    6947130          E22/G02             F           74,000.00         ZZ
                                         180         73,500.56          1
                                       6.250            634.49         45
                                       6.000            634.49
    MIAMI            FL   33145          2            12/07/01         00
    0413320995                           05           02/01/02          0
    0413320995                           O            01/01/17
    0


    6947164          E22/G02             F          210,000.00         ZZ
                                         180        208,582.64          1
                                       6.250          1,800.59         77
                                       6.000          1,800.59
    MANALAPAN        NJ   07726          5            12/07/01         00
    0413333105                           01           02/01/02          0
1


    0413333105                           O            01/01/17
    0


    6947292          E22/G02             F          208,000.00         ZZ
                                         180        206,611.04          1
                                       6.375          1,797.64         80
                                       6.125          1,797.64
    HOMEWOOD         AL   35209          1            12/12/01         00
    0413414400                           05           02/01/02          0
    0413414400                           O            01/01/17
    0


    6949594          313/G02             F          329,900.00         ZZ
                                         180        326,621.81          1
                                       6.500          2,873.79         78
                                       6.250          2,873.79
    CAROL STREAM     IL   60188          2            11/03/01         00
    0433468410                           03           01/01/02          0
    8437444                              O            12/01/16
    0


    6950086          601/G02             F           55,250.00         ZZ
                                         180         54,892.72          1
                                       6.750            488.92         47
                                       6.500            488.92
    BROWNSVILLE      TX   78520          2            12/17/01         00
    0433672714                           05           02/01/02          0
    61091963                             O            01/01/17
    0


    6950790          U66/G02             F           24,510.00         ZZ
                                         180         24,367.87          1
                                       8.000            234.23         95
                                       7.750            234.23
    HOUSTON          TX   77082          1            12/17/01         11
    0433640422                           01           02/01/02         30
    320                                  O            01/01/17
    0


    6952318          E84/G02             F          160,000.00         ZZ
                                         180        158,393.09          1
                                       6.375          1,382.80         75
                                       6.125          1,382.80
    WESTMINSTER      MD   21158          2            11/20/01         00
    0433731767                           05           01/01/02          0
    65111073                             O            12/01/16
    0


1


    6959026          069/G02             F           93,500.00         ZZ
                                         180         92,580.75          1
                                       6.625            820.93         25
                                       6.375            820.93
    REDONDO BEACH    CA   90278          5            11/15/01         00
    0433446416                           05           01/01/02          0
    88223987                             O            12/01/16
    0


    6959252          601/G02             F          165,000.00         ZZ
                                         180        163,944.49          1
                                       6.875          1,471.56         79
                                       6.625          1,471.56
    CONYERS          GA   30094          2            12/17/01         00
    0433615879                           05           02/01/02          0
    61064408                             O            01/01/17
    0


    6962334          N74/G02             F          138,000.00         ZZ
                                         180        137,145.43          1
                                       7.250          1,259.75         87
                                       7.000          1,259.75
    OKLAHOMA CITY    OK   73162          5            12/18/01         10
    0433546777                           05           02/01/02         25
    0029655010                           O            01/01/17
    0


    6965144          X31/G02             F           66,800.00         ZZ
                                         180         66,358.67          1
                                       6.500            581.90         32
                                       6.250            581.90
    WEST COVINA      CA   91792          2            12/20/01         00
    0433593605                           05           02/01/02          0
    24000203                             O            01/01/17
    0


    6966880          U05/G02             F          106,400.00         ZZ
                                         180        105,741.10          1
                                       7.250            971.29         80
                                       7.000            971.29
    ROUND ROCK       TX   78664          5            12/20/01         00
    0433524543                           05           02/01/02          0
    3191635                              O            01/01/17
    0


    6968582          E22/G02             F          178,700.00         ZZ
                                         180        177,544.48          1
                                       6.750          1,581.33         61
                                       6.500          1,581.33
1


    BOYNTON BEACH    FL   33435          5            11/29/01         00
    0413213505                           03           02/01/02          0
    0413213505                           O            01/01/17
    0


    6968584          E22/G02             F          211,000.00         ZZ
                                         180        209,575.90          1
                                       6.250          1,809.16         80
                                       6.000          1,809.16
    FAIRVIEW         TX   75069          5            12/04/01         00
    0413222555                           05           02/01/02          0
    0413222555                           O            01/01/17
    0


    6968598          E22/G02             F          120,000.00         ZZ
                                         180        119,190.08          1
                                       6.250          1,028.91         60
                                       6.000          1,028.91
    SANDY            UT   84092          2            12/07/01         00
    0413243262                           05           02/01/02          0
    0413243262                           O            01/01/17
    0


    6968614          E22/G02             F          103,072.00         ZZ
                                         180        102,447.47          1
                                       7.500            955.49         80
                                       7.250            955.49
    HOUSTON          TX   77073          1            12/12/01         00
    0413282377                           03           02/01/02          0
    0413282377                           O            01/01/17
    0


    6968618          E22/G02             F           36,900.00         ZZ
                                         180         36,683.65          1
                                       7.875            349.98         90
                                       7.625            349.98
    PAULS VALLEY     OK   73075          1            12/04/01         04
    0413284415                           05           02/01/02         25
    0413284415                           N            01/01/17
    0


    6968624          E22/G02             F           81,800.00         ZZ
                                         180         80,970.03          1
                                       7.500            758.30         80
                                       7.250            758.30
    HOUSTON          TX   77015          5            12/07/01         00
    0413287962                           03           01/01/02          0
    0413287962                           O            12/01/16
    0
1




    6968636          E22/G02             F          160,000.00         ZZ
                                         180        158,954.20          1
                                       6.625          1,404.79         80
                                       6.375          1,404.79
    BOERNE           TX   78006          5            12/06/01         00
    0413306549                           05           02/01/02          0
    0413306549                           O            01/01/17
    0


    6968662          E22/G02             F          108,000.00         ZZ
                                         180        107,286.47          1
                                       6.500            940.80         80
                                       6.250            940.80
    ARLINGTON        TX   76017          5            12/07/01         00
    0413332982                           05           02/01/02          0
    0413332982                           O            01/01/17
    0


    6968680          E22/G02             F          150,000.00         ZZ
                                         180        149,030.06          1
                                       6.750          1,327.36         77
                                       6.500          1,327.36
    DENTON           TX   76201          5            12/05/01         00
    0413341066                           05           02/01/02          0
    0413341066                           O            01/01/17
    0


    6968846          E82/G02             F           68,300.00         ZZ
                                         180         67,843.92          1
                                       6.375            590.28         55
                                       6.125            590.28
    NEW SMYRNA BEAC  FL   32169          2            12/11/01         00
    0400550877                           05           02/01/02          0
    1555758                              O            01/01/17
    0


    6968850          E82/G02             F           57,000.00         ZZ
                                         180         56,615.30          1
                                       6.250            488.73         72
                                       6.000            488.73
    TORRINGTON       CT   06790          2            12/12/01         00
    0400541256                           05           02/01/02          0
    431510122                            O            01/01/17
    0


    6968858          E82/G02             F          105,400.00         ZZ
                                         180        104,747.30          2
1


                                       7.250            962.16         68
                                       7.000            962.16
    COMMERCE CITY    CO   80022          2            12/17/01         00
    0400550984                           05           02/01/02          0
    0400550984                           N            01/01/17
    0


    6968864          E82/G02             F          141,700.00         ZZ
                                         180        140,733.38          1
                                       6.125          1,205.34         61
                                       5.875          1,205.34
    NEWARK           CA   94560          2            12/12/01         00
    0400547063                           05           02/01/02          0
    0400547063                           O            01/01/17
    0


    6968874          E82/G02             F           76,500.00         ZZ
                                         180         75,978.15          1
                                       6.125            650.73         64
                                       5.875            650.73
    PORT ST LUCIE    FL   34984          2            12/11/01         00
    0400548038                           05           02/01/02          0
    0400548038                           O            01/01/17
    0


    6968878          E82/G02             F          186,700.00         ZZ
                                         180        185,442.76          1
                                       6.500          1,626.36         76
                                       6.250          1,626.36
    ESTES PARK       CO   80517          2            12/12/01         00
    0400548467                           05           02/01/02          0
    0400548467                           O            01/01/17
    0


    6968884          E82/G02             F           59,950.00         ZZ
                                         180         59,545.37          1
                                       6.250            514.03         80
                                       6.000            514.03
    WAYNESVILLE      GA   31566          2            12/12/01         00
    0400547659                           05           02/01/02          0
    0400547659                           O            01/01/17
    0


    6971912          N74/G02             F           84,000.00         ZZ
                                         180         83,450.97          1
                                       6.625            737.51         80
                                       6.375            737.51
    IRVING           TX   75060          5            12/19/01         00
    0433527637                           05           02/01/02          0
1


    0029660010                           O            01/01/17
    0


    6971980          N74/G02             F          117,000.00         ZZ
                                         180        116,259.59          1
                                       7.000          1,051.63         75
                                       6.750          1,051.63
    GREENSBORO       NC   27406          5            12/18/01         00
    0433527603                           05           02/01/02          0
    0029657010                           O            01/01/17
    0


    6975066          U05/G02             F          108,000.00         ZZ
                                         180        107,655.55          1
                                       6.875            963.20         75
                                       6.625            963.20
    MIAMI            FL   33165          2            12/28/01         00
    0433592565                           05           03/01/02          0
    3195436                              O            02/01/17
    0


    6978180          U05/G02             F          195,000.00         ZZ
                                         180        193,765.97          1
                                       7.000          1,752.72         64
                                       6.750          1,752.72
    HOUSTON          TX   77064          5            12/20/01         00
    0433562014                           05           02/01/02          0
    3193619                              O            01/01/17
    0


    6981770          624/G02             F          123,500.00         ZZ
                                         180        122,666.45          1
                                       6.250          1,058.92         65
                                       6.000          1,058.92
    SANTA MARIA      CA   93458          5            12/19/01         00
    0433531761                           05           02/01/02          0
    46500210793F                         O            01/01/17
    0


    6988930          E82/G02             F          120,900.00         ZZ
                                         180        120,084.02          1
                                       6.250          1,036.62         70
                                       6.000          1,036.62
    ARDMORE          OK   73401          2            12/11/01         00
    0400528782                           05           02/01/02          0
    3287425                              O            01/01/17
    0


1


    6988938          E82/G02             F           56,000.00         ZZ
                                         180         55,645.63          1
                                       7.000            503.34         63
                                       6.750            503.34
    EASTLAKE         OH   44095          2            12/17/01         00
    0400530655                           05           02/01/02          0
    0400530655                           N            01/01/17
    0


    6988948          E82/G02             F          131,500.00         ZZ
                                         180        129,776.65          1
                                       6.250          1,127.51         40
                                       6.000          1,127.51
    OWINGS MILLS     MD   21117          2            12/13/01         00
    0400516621                           05           02/01/02          0
    1809705                              O            01/01/17
    0


    6988978          E82/G02             F          104,000.00         ZZ
                                         180        103,312.91          1
                                       6.500            905.95         34
                                       6.250            905.95
    MIRAMAR          FL   33029          2            12/12/01         00
    0400551495                           03           02/01/02          0
    5001357                              O            01/01/17
    0


    6988998          E82/G02             F           68,500.00         ZZ
                                         180         68,032.73          1
                                       6.125            582.68         30
                                       5.875            582.68
    PARK RIDGE       IL   60068          2            12/13/01         00
    0400549812                           05           02/01/02          0
    0400549812                           O            01/01/17
    0


    6989006          E82/G02             F          104,800.00         ZZ
                                         180        104,107.63          2
                                       6.500            912.92         68
                                       6.250            912.92
    ALPHARETTA       GA   30005          2            12/12/01         00
    0400547550                           05           02/01/02          0
    1675395                              N            01/01/17
    0


    6989014          E82/G02             F          112,300.00         ZZ
                                         180        111,619.58          4
                                       7.500          1,041.03         90
                                       7.250          1,041.03
1


    KENNEWICK        WA   99336          2            12/13/01         04
    0400501367                           05           02/01/02         12
    2920207                              N            01/01/17
    0


    6990378          E22/G02             F          150,000.00         ZZ
                                         180        149,071.12          1
                                       7.250          1,369.29         60
                                       7.000          1,369.29
    BOERNE           TX   78006          5            12/07/01         00
    0413040015                           05           02/01/02          0
    0413040015                           O            01/01/17
    0


    6990386          E22/G02             F          130,000.00         ZZ
                                         180        128,380.16          1
                                       7.250          1,186.72         61
                                       7.000          1,186.72
    CLINTON TOWNSHI  MI   48038          2            10/24/01         00
    0413102328                           05           12/01/01          0
    0413102328                           O            11/01/16
    0


    6990408          E22/G02             F          175,000.00         ZZ
                                         180        173,509.19          1
                                       6.375          1,512.44         68
                                       6.125          1,512.44
    RYE              CO   81069          2            12/10/01         00
    0413205592                           05           02/01/02          0
    0413205592                           O            01/01/17
    0


    6990504          E22/G02             F          476,800.00         ZZ
                                         180        473,716.85          1
                                       6.750          4,219.25         80
                                       6.500          4,219.25
    DANA POINT       CA   92629          2            12/13/01         00
    0413326380                           05           02/01/02          0
    0413326380                           O            01/01/17
    0


    6990518          E22/G02             F          164,000.00         ZZ
                                         180        162,572.82          1
                                       6.875          1,462.64         72
                                       6.625          1,462.64
    LAKEWOOD         CO   80232          5            12/10/01         00
    0413333345                           05           02/01/02          0
    0413333345                           O            01/01/17
    0
1




    6990524          E22/G02             F          328,000.00         ZZ
                                         180        325,809.72          1
                                       6.375          2,834.74         80
                                       6.125          2,834.74
    CHINO HILLS      CA   91709          5            12/06/01         00
    0413334665                           05           02/01/02          0
    0413334665                           O            01/01/17
    0


    6990602          E22/G02             F          120,000.00         ZZ
                                         180        119,304.13          1
                                       8.000          1,146.78         80
                                       7.750          1,146.78
    BROOKLYN         NY   11230          1            12/14/01         00
    0413352030                           08           02/01/02          0
    0413352030                           O            01/01/17
    0


    6990710          E22/G02             F          247,200.00         ZZ
                                         180        245,618.66          1
                                       6.875          2,204.66         80
                                       6.625          2,204.66
    ANN ARBOR        MI   48108          1            12/14/01         00
    0413415621                           05           02/01/02          0
    0413415621                           O            01/01/17
    0


    6990724          E22/G02             F           71,950.00         ZZ
                                         180         71,412.42          1
                                       7.250            656.80         80
                                       7.000            656.80
    ROSLYN           WA   98941          1            12/13/01         00
    0413439530                           05           02/01/02          0
    0413439530                           O            01/01/17
    0


    6991008          N74/G02             F          300,000.00         T
                                         180        297,779.18          1
                                       6.875          2,675.56         80
                                       6.625          2,675.56
    VIRGINIA BEACH   VA   23451          1            12/20/01         00
    0433546876                           01           02/01/02          0
    0029667010                           O            01/01/17
    0


    6992634          A21/A21             F          134,400.00         ZZ
                                         180        133,512.06          1
1


                                       6.500          1,170.77         80
                                       6.250          1,170.77
    HIGHLAND LAKES   NJ   07462          1            12/19/01         00
    010029885                            05           02/01/02          0
    010029885                            O            01/01/17
    0


    6997360          U05/G02             F          172,000.00         ZZ
                                         180        170,957.83          1
                                       7.500          1,594.46         80
                                       7.250          1,594.46
    ADDISON          TX   75001          5            12/27/01         00
    0433566627                           05           02/01/02          0
    3191274                              O            01/01/17
    0


    6998298          X31/G02             F          465,000.00         ZZ
                                         180        461,960.67          1
                                       6.625          4,082.67         75
                                       6.375          4,082.67
    CAMARILLO        CA   93012          5            12/19/01         00
    0433636792                           05           02/01/02          0
    30000022                             O            01/01/17
    0


    7009176          Q51/G02             F          370,000.00         ZZ
                                         180        365,621.64          1
                                       6.875          3,299.86         74
                                       6.625          3,299.86
    MONTEREY PARK    CA   91754          5            12/13/01         00
    0433517968                           05           02/01/02          0
    0522756WILL2603                      O            01/01/17
    0


    7010876          E22/G02             F           40,000.00         ZZ
                                         180         39,752.29          1
                                       7.250            365.15         80
                                       7.000            365.15
    PHILADELPHIA     PA   19142          5            12/17/01         00
    0413161860                           07           02/01/02          0
    0413161860                           N            01/01/17
    0


    7010888          E22/G02             F          152,100.00         ZZ
                                         180        151,051.36          1
                                       6.000          1,283.51         61
                                       5.750          1,283.51
    SPRING           TX   77381          5            12/03/01         00
    0413201302                           03           02/01/02          0
1


    0413201302                           O            01/01/17
    0


    7010978          E22/G02             F          198,200.00         ZZ
                                         180        191,872.56          1
                                       6.500          1,726.53         32
                                       6.250          1,726.53
    WOODCLIFF LAKE   NJ   07677          2            12/11/01         00
    0413304643                           05           02/01/02          0
    0413304643                           O            01/01/17
    0


    7011000          E22/G02             F           67,650.00         ZZ
                                         180         67,198.24          1
                                       6.375            584.67         53
                                       6.125            584.67
    AUSTIN           TX   78748          5            12/12/01         00
    0413314881                           05           02/01/02          0
    0413314881                           O            01/01/17
    0


    7011088          E22/G02             F          159,500.00         ZZ
                                         180        158,479.67          1
                                       6.875          1,422.51         75
                                       6.625          1,422.51
    COCONUT CREEK    FL   33073          5            12/11/01         00
    0413356494                           03           02/01/02          0
    0413356494                           O            01/01/17
    0


    7011146          E22/G02             F           97,500.00         ZZ
                                         180         96,909.24          1
                                       7.500            903.84         92
                                       7.250            903.84
    WENTZVILLE       MO   63385          5            12/12/01         04
    0413378357                           05           02/01/02         25
    0413378357                           O            01/01/17
    0


    7011160          E22/G02             F           26,000.00         ZZ
                                         180         25,844.19          1
                                       7.625            242.87         38
                                       7.375            242.87
    MADERA           CA   93638          2            12/10/01         00
    0413385386                           05           02/01/02          0
    0413385386                           O            01/01/17
    0


1


    7011424          E82/G02             F          118,000.00         ZZ
                                         180        117,195.05          3
                                       6.125          1,003.74         59
                                       5.875          1,003.74
    GLASTONBURY      CT   06033          2            12/14/01         00
    0400546776                           05           02/01/02          0
    0400546776                           O            01/01/17
    0


    7011430          E82/G02             F           97,200.00         ZZ
                                         180         96,536.95          1
                                       6.125            826.81         78
                                       5.875            826.81
    PHILADELPHIA     PA   19107          2            12/14/01         00
    0400549580                           03           02/01/02          0
    1575417                              O            01/01/17
    0


    7011446          E82/G02             F          217,000.00         ZZ
                                         180        215,611.85          1
                                       6.875          1,935.32         73
                                       6.625          1,935.32
    BOULDER CREEK    CA   95006          5            12/14/01         00
    0400527867                           05           02/01/02          0
    0400527867                           O            01/01/17
    0


    7011448          E82/G02             F           47,000.00         ZZ
                                         180         46,699.34          1
                                       6.875            419.17         75
                                       6.625            419.17
    JOLIET           IL   60433          2            12/19/01         00
    0400551776                           05           02/01/02          0
    1757754                              N            01/01/17
    0


    7011460          E82/G02             F           58,200.00         ZZ
                                         180         57,827.69          1
                                       6.875            519.06         58
                                       6.625            519.06
    SICKLERVILLE     NJ   08081          2            12/14/01         00
    0400507679                           05           02/01/02          0
    0400507679                           O            01/01/17
    0


    7011476          E82/G02             F           80,200.00         ZZ
                                         180         79,646.30          1
                                       6.250            687.65         42
                                       6.000            687.65
1


    WINCHENDON       MA   01475          2            12/14/01         00
    0400545695                           05           02/01/02          0
    0400545695                           O            01/01/17
    0


    7011480          E82/G02             F          112,900.00         ZZ
                                         180        112,129.84          1
                                       6.125            960.36         63
                                       5.875            960.36
    NOBLESVILLE      IN   46060          2            12/14/01         00
    0400550059                           05           02/01/02          0
    0400550059                           O            01/01/17
    0


    7012184          F96/G02             F          212,000.00         T
                                         180        210,643.83          1
                                       6.875          1,890.73         80
                                       6.625          1,890.73
    SARATOGA SPRING  NY   12866          1            12/21/01         00
    0433537511                           01           02/01/02          0
    0106097                              O            01/01/17
    0


    7012230          076/076             F           32,000.00         ZZ
                                         120         31,248.95          1
                                       6.875            369.49         45
                                       6.625            369.49
    FORDYCE          AR   71742          5            10/11/01         00
    11612439                             05           12/01/01          0
    1612439                              O            11/01/11
    0


    7013306          883/G02             F           76,000.00         ZZ
                                         180         75,777.93          1
                                       7.875            720.82         80
                                       7.625            720.82
    WINTER SPRINGS   FL   32708          5            01/09/02         00
    0433605060                           01           03/01/02          0
    05015698                             O            02/01/17
    0


    7014580          N47/G02             F          144,000.00         ZZ
                                         180        143,068.85          1
                                       6.750          1,274.27         53
                                       6.500          1,274.27
    OCEANSIDE        CA   92056          2            12/27/01         00
    0433591443                           05           02/01/02          0
    30112819                             O            01/01/17
    0
1




    7015870          076/076             F           53,000.00         ZZ
                                         180         52,495.43          3
                                       7.000            476.38         66
                                       6.750            476.38
    BURTON           MI   48529          2            11/06/01         00
    11972577                             05           01/01/02          0
    1972577                              N            12/01/16
    0


    7015872          076/076             F          160,000.00         ZZ
                                         180        157,254.00          1
                                       7.625          1,494.61         72
                                       7.375          1,494.61
    DAVISON          MI   48423          5            09/21/01         00
    11989149                             05           11/01/01          0
    1989149                              O            10/01/16
    0


    7016010          E45/G02             F          184,800.00         ZZ
                                         180        184,223.27          1
                                       7.125          1,673.98         80
                                       6.875          1,673.98
    WILLARD          NC   28478          5            01/14/02         00
    0433714185                           05           03/01/02          0
    182255                               O            02/01/17
    0


    7016696          J54/G02             F          100,000.00         ZZ
                                         180         99,027.32          1
                                       6.750            884.91         69
                                       6.500            884.91
    GALVESTON        TX   77554          5            11/21/01         00
    0433633179                           03           01/01/02          0
    8835300TX                            O            12/01/16
    0


    7020236          W02/G02             F          480,195.00         ZZ
                                         180        475,423.34          1
                                       6.500          4,183.02         76
                                       6.250          4,183.02
    INDIANAPOLIS     IN   46236          2            11/30/01         00
    0433533643                           05           01/01/02          0
    1000549444                           O            12/01/16
    0


    7035584          253/253             F           74,500.00         ZZ
                                         180         74,033.60          1
1


                                       7.125            674.85         42
                                       6.875            674.85
    LAKEWOOD         CO   80227          2            12/27/01         00
    989706                               05           02/01/02          0
    989706                               O            01/01/17
    0


    7035780          R65/G02             F          440,400.00         ZZ
                                         180        437,521.46          1
                                       6.625          3,866.68         79
                                       6.375          3,866.68
    LAS VEGAS        NV   89123          5            12/21/01         00
    0433644234                           05           02/01/02          0
    20015850                             O            01/01/17
    0


    7042156          Q99/G02             F          196,000.00         ZZ
                                         180        195,408.06          1
                                       7.500          1,816.94         53
                                       7.250          1,816.94
    NEWTON           MA   02458          5            01/04/02         00
    0433532629                           05           03/01/02          0
    1                                    O            02/01/17
    0


    7043790          E22/G02             F           76,800.00         ZZ
                                         180         76,303.39          1
                                       6.750            679.61         80
                                       6.500            679.61
    LOCKHART         TX   78644          2            12/12/01         00
    0413332123                           05           02/01/02          0
    0413332123                           O            01/01/17
    0


    7043876          E22/G02             F           58,625.00         ZZ
                                         180         58,241.82          1
                                       6.625            514.72         77
                                       6.375            514.72
    OKLAHOMA CITY    OK   73120          1            12/18/01         00
    0413377334                           05           02/01/02          0
    0413377334                           O            01/01/17
    0


    7043894          E22/G02             F           48,000.00         ZZ
                                         180         47,611.69          1
                                       7.625            448.38         80
                                       7.375            448.38
    SAN ANTONIO      TX   78228          5            12/17/01         00
    0413390915                           09           02/01/02          0
1


    0413390915                           N            01/01/17
    0


    7044266          E82/G02             F           94,400.00         ZZ
                                         180         93,782.98          1
                                       6.625            828.83         80
                                       6.375            828.83
    BRENTWOOD        NY   11717          2            12/20/01         00
    0400530671                           05           02/01/02          0
    0400530671                           N            01/01/17
    0


    7044276          E82/G02             F          600,000.00         ZZ
                                         180        595,993.39          1
                                       6.375          5,185.50         80
                                       6.125          5,185.50
    ARCADIA          CA   91006          5            12/13/01         00
    0400531372                           05           02/01/02          0
    0400531372                           O            01/01/17
    0


    7044866          U05/G02             F           49,400.00         ZZ
                                         180         49,055.78          1
                                       5.875            413.54         95
                                       5.625            413.54
    MIAMI            FL   33156          1            12/04/01         14
    0433696846                           01           02/01/02         25
    618571570                            O            01/01/17
    0


    7046868          P34/G02             F           66,000.00         ZZ
                                         180         65,405.70          2
                                       7.625            616.53         24
                                       7.375            616.53
    GLENDALE         NY   11385          5            12/26/01         00
    0433597531                           05           02/01/02          0
    414807                               O            01/01/17
    0


    7047674          163/G02             F          500,000.00         ZZ
                                         180        498,405.30          1
                                       6.875          4,459.28         39
                                       6.625          4,459.28
    LIVINGSTON       NJ   07039          2            01/24/02         00
    0433702495                           05           03/01/02          0
    783015                               O            02/01/17
    0


1


    7049866          601/G02             F          270,000.00         ZZ
                                         180        269,175.57          1
                                       7.375          2,483.80         78
                                       7.125          2,483.80
    LITTLETON        CO   80123          5            01/02/02         00
    0433611613                           05           03/01/02          0
    61131256                             O            02/01/17
    0


    7050872          N74/G02             F          163,500.00         ZZ
                                         180        162,476.47          1
                                       7.125          1,481.03         73
                                       6.875          1,481.03
    STRAFFORD        MO   65757          2            12/21/01         00
    0433611381                           05           02/01/02          0
    0029676010                           O            01/01/17
    0


    7051108          S25/G02             F           72,000.00         ZZ
                                         180         71,284.54          1
                                       6.500            627.20         85
                                       6.250            627.20
    SPARTANBURG      SC   29303          2            12/21/01         11
    0433590288                           05           01/28/02         25
    247412506                            O            12/28/16
    0


    7053828          E86/G02             F          196,000.00         ZZ
                                         180        196,000.00          1
                                       6.750          1,734.42         74
                                       6.500          1,734.42
    YAPHANK          NY   11980          5            02/05/02         00
    0433674538                           05           04/01/02          0
    0000167854                           O            03/01/17
    0


    7055748          E23/G02             F          193,500.00         ZZ
                                         180        192,882.85          1
                                       6.875          1,725.74         56
                                       6.625          1,725.74
    SALIDA           CO   81201          5            01/02/02         00
    0433612983                           05           03/01/02          0
    51010583                             O            02/01/17
    0


    7062320          E82/G02             F          111,200.00         ZZ
                                         180        108,227.32          2
                                       6.375            961.05         43
                                       6.125            961.05
1


    LAURELTON        NY   11413          2            12/17/01         00
    0400527883                           05           02/01/02          0
    1679141                              O            01/01/17
    0


    7062334          E82/G02             F          113,500.00         ZZ
                                         180        112,517.49          1
                                       6.000            957.78         55
                                       5.750            957.78
    PORTLAND         OR   97230          2            12/13/01         00
    0400549994                           05           02/01/02          0
    1934791                              O            01/01/17
    0


    7062336          E82/G02             F          151,500.00         ZZ
                                         180        150,287.79          1
                                       6.375          1,309.34         69
                                       6.125          1,309.34
    CAPE CORAL       FL   33904          2            12/17/01         00
    0400536769                           05           02/01/02          0
    1751067                              O            01/01/17
    0


    7062340          E82/G02             F           70,700.00         ZZ
                                         180         70,217.73          1
                                       6.125            601.39         48
                                       5.875            601.39
    PALM BEACH GARD  FL   33418          2            12/13/01         00
    0400550364                           03           02/01/02          0
    0400550364                           O            01/01/17
    0


    7062348          E82/G02             F           85,000.00         ZZ
                                         180         84,462.10          2
                                       7.000            764.00         50
                                       6.750            764.00
    PERTH AMBOY      NJ   08861          2            12/20/01         00
    0400532206                           05           02/01/02          0
    0400532206                           N            01/01/17
    0


    7062350          E82/G02             F           87,900.00         ZZ
                                         180         87,331.60          1
                                       6.750            777.84         80
                                       6.500            777.84
    GARDEN HOMES     IL   60803          2            12/17/01         00
    0400554184                           05           02/01/02          0
    2818521                              O            01/01/17
    0
1




    7062370          E82/G02             F          140,600.00         ZZ
                                         180        139,130.66          1
                                       6.000          1,186.46         73
                                       5.750          1,186.46
    SUGAR LAND       TX   77479          2            12/17/01         00
    0400544508                           03           02/01/02          0
    1922218                              O            01/01/17
    0


    7062388          E82/G02             F           87,900.00         ZZ
                                         180         87,198.90          2
                                       7.250            802.41         73
                                       7.000            802.41
    ORLANDO          FL   32804          2            12/21/01         00
    0400554267                           05           02/01/02          0
    0400554267                           N            01/01/17
    0


    7062390          E82/G02             F           85,500.00         ZZ
                                         180         84,761.74          2
                                       7.250            780.50         66
                                       7.000            780.50
    ORLANDO          FL   32804          2            12/21/01         00
    0400554275                           05           02/01/02          0
    1808104                              N            01/01/17
    0


    7062392          E82/G02             F           97,000.00         ZZ
                                         180         96,144.28          1
                                       6.250            831.70         78
                                       6.000            831.70
    MIAMI            FL   33182          2            12/17/01         00
    0400545190                           05           02/01/02          0
    0400545190                           O            01/01/17
    0


    7062696          E22/G02             F          104,000.00         ZZ
                                         180        103,341.86          1
                                       7.000            934.78         80
                                       6.750            934.78
    LULING           LA   70070          2            12/12/01         00
    0413176827                           05           02/01/02          0
    0413176827                           O            01/01/17
    0


    7062716          E22/G02             F          120,000.00         T
                                         180        119,215.66          1
1


                                       6.625          1,053.59         78
                                       6.375          1,053.59
    CLYDE            NC   28721          2            12/17/01         00
    0413245549                           05           02/01/02          0
    0413245549                           O            01/01/17
    0


    7062734          E22/G02             F           50,000.00         ZZ
                                         180         49,697.04          1
                                       7.500            463.51         63
                                       7.250            463.51
    EL PASO          TX   79925          5            12/14/01         00
    0413289950                           05           02/01/02          0
    0413289950                           O            01/01/17
    0


    7062748          E22/G02             F          280,000.00         ZZ
                                         180        278,130.25          1
                                       6.375          2,419.90         70
                                       6.125          2,419.90
    SAN ANTONIO      TX   78230          5            12/14/01         00
    0413319419                           03           02/01/02          0
    0413319419                           O            01/01/17
    0


    7062764          E22/G02             F          101,000.00         ZZ
                                         180        100,360.84          1
                                       7.000            907.82         79
                                       6.750            907.82
    SANTA FE         TX   77510          5            12/14/01         00
    0413336967                           05           02/01/02          0
    0413336967                           O            01/01/17
    0


    7062850          E22/G02             F          182,000.00         ZZ
                                         180        180,872.95          1
                                       7.250          1,661.41         39
                                       7.000          1,661.41
    DALLAS           TX   75230          2            12/14/01         00
    0413385394                           05           02/01/02          0
    0413385394                           O            01/01/17
    0


    7062882          E22/G02             F          136,000.00         ZZ
                                         180        135,101.49          1
                                       6.500          1,184.71         80
                                       6.250          1,184.71
    PLANO            TX   75075          2            12/14/01         00
    0413399015                           05           02/01/02          0
1


    0413399015                           O            01/01/17
    0


    7067826          E22/G02             F          350,000.00         ZZ
                                         180        346,755.31          1
                                       6.875          3,121.49         69
                                       6.625          3,121.49
    PETALUMA         CA   94952          5            12/12/01         00
    0413255662                           05           02/01/02          0
    0413255662                           O            01/01/17
    0


    7067878          E22/G02             F          106,500.00         ZZ
                                         180        105,796.39          1
                                       6.500            927.73         52
                                       6.250            927.73
    HOUSTON          TX   77069          5            12/14/01         00
    0413344003                           03           02/01/02          0
    0413344003                           O            01/01/17
    0


    7067890          E22/G02             F           80,000.00         ZZ
                                         180         79,515.27          1
                                       7.500            741.61         65
                                       7.250            741.61
    SPRING           TX   77388          5            12/14/01         00
    0413366303                           03           02/01/02          0
    0413366303                           O            01/01/17
    0


    7067920          E22/G02             F          248,500.00         ZZ
                                         180        246,286.61          1
                                       6.625          2,181.81         74
                                       6.375          2,181.81
    DALLAS           TX   75252          5            12/13/01         00
    0413388992                           03           02/01/02          0
    0413388992                           O            01/01/17
    0


    7067948          E22/G02             F           72,000.00         ZZ
                                         180         71,544.35          1
                                       7.000            647.16         53
                                       6.750            647.16
    PORT RICHEY      FL   34668          5            12/14/01         00
    0413409392                           05           02/01/02          0
    0413409392                           O            01/01/17
    0


1


    7074868          U05/G02             F          180,000.00         ZZ
                                         180        179,419.66          1
                                       6.750          1,592.84         62
                                       6.500          1,592.84
    SAN DIEGO        CA   92126          5            01/01/02         00
    0433606191                           05           03/01/02          0
    3195195                              O            02/01/17
    0


    7076458          E76/G02             F           40,000.00         ZZ
                                         180         39,735.74          1
                                       6.500            348.44         72
                                       6.250            348.44
    BURLINGTON       OK   73722          5            12/28/01         00
    0433593878                           05           02/01/02          0
    10010093                             O            01/01/17
    0


    7077470          N74/G02             F           95,700.00         ZZ
                                         180         95,391.45          1
                                       6.750            846.86         69
                                       6.500            846.86
    ROANOKE          VA   24017          2            12/27/01         00
    0433553500                           05           03/01/02          0
    0029682010                           O            02/01/17
    0


    7082770          X16/G02             F          253,000.00         ZZ
                                         180        252,219.00          1
                                       7.250          2,309.54         78
                                       7.000          2,309.54
    PHILADELPHIA     PA   19107          5            01/28/02         00
    0433674462                           07           03/01/02          0
    0010067854                           O            02/01/17
    0


    7083096          X16/G02             F          129,300.00         ZZ
                                         180        128,913.76          1
                                       7.625          1,207.83         60
                                       7.375          1,207.83
    PHILADELPHIA     PA   19107          5            01/28/02         00
    0433639259                           07           03/01/02          0
    0010067856                           N            02/01/17
    0


    7084672          X31/G02             F          106,000.00         ZZ
                                         180        105,292.16          1
                                       6.375            916.11         49
                                       6.125            916.11
1


    CHINO            CA   91710          5            12/14/01         00
    0433532702                           05           02/01/02          0
    11001136                             O            01/01/17
    0


    7086362          E22/G02             F          103,000.00         ZZ
                                         180        102,362.16          1
                                       7.250            940.25         75
                                       7.000            940.25
    FTWAYNE          IN   46825          5            12/17/01         00
    0413087016                           05           02/01/02          0
    0413087016                           O            01/01/17
    0


    7086388          E22/G02             F           50,000.00         ZZ
                                         180         49,662.54          1
                                       6.250            428.71         42
                                       6.000            428.71
    TOMBALL          TX   77375          5            12/14/01         00
    0413236837                           05           02/01/02          0
    0413236837                           O            01/01/17
    0


    7086404          E22/G02             F           37,500.00         ZZ
                                         180         37,277.70          1
                                       7.750            352.98         75
                                       7.500            352.98
    AKRON            OH   44306          5            12/21/01         00
    0413267386                           05           02/01/02          0
    0413267386                           N            01/01/17
    0


    7086406          E22/G02             F           42,750.00         ZZ
                                         180         42,496.57          1
                                       7.750            402.40         75
                                       7.500            402.40
    AKRON            OH   44320          5            12/21/01         00
    0413267436                           05           02/01/02          0
    0413267436                           N            01/01/17
    0


    7086456          E22/G02             F          324,000.00         ZZ
                                         180        321,904.90          1
                                       6.750          2,867.11         80
                                       6.500          2,867.11
    TIMONIUM         MD   21093          5            12/17/01         00
    0413339508                           05           02/01/02          0
    0413339508                           O            01/01/17
    0
1




    7086578          E22/G02             F           52,500.00         ZZ
                                         180         52,128.02          1
                                       6.500            457.33         68
                                       6.250            457.33
    ARLINGTON        TX   76017          5            12/17/01         00
    0413404914                           05           02/01/02          0
    0413404914                           O            01/01/17
    0


    7090666          N74/G02             F          176,000.00         ZZ
                                         180        175,438.67          1
                                       6.875          1,569.66         74
                                       6.625          1,569.66
    DANVILLE         VA   24541          5            12/28/01         00
    0433548120                           05           03/01/02          0
    0029688010                           O            02/01/17
    0


    7092822          N74/G02             F           84,500.00         ZZ
                                         180         84,218.62          1
                                       6.375            730.29         76
                                       6.125            730.29
    SCHERTZ          TX   78154          5            12/28/01         00
    0433624160                           03           03/01/02          0
    0029689010                           O            02/01/17
    0


    7094292          Q57/G02             F           89,600.00         ZZ
                                         180         89,057.11          1
                                       7.500            830.60         80
                                       7.250            830.60
    SACRAMENTO       CA   95833          5            12/28/01         00
    0433597424                           05           02/01/02          0
    39700214                             O            01/01/17
    0


    7094594          W02/G02             F           60,000.00         ZZ
                                         180         59,607.82          1
                                       6.625            526.80         49
                                       6.375            526.80
    ZEPHYR HILLS     FL   33541          5            12/27/01         00
    0433652575                           05           02/01/02          0
    1000656306                           O            01/01/17
    0


    7100708          737/G02             F          127,500.00         ZZ
                                         180        127,079.97          2
1


                                       6.500          1,110.66         75
                                       6.250          1,110.66
    HICKORY HILLS    IL   60457          5            12/31/01         00
    0433602570                           05           03/01/02          0
    2041184                              O            02/01/17
    0


    7101482          N74/G02             F           31,500.00         ZZ
                                         120         31,314.23          1
                                       6.625            359.68         33
                                       6.375            359.68
    PASADENA         TX   77505          5            12/28/01         00
    0433591906                           05           03/01/02          0
    0029690010                           O            02/01/12
    0


    7105444          E22/G02             F          300,000.00         ZZ
                                         180        298,101.52          1
                                       7.000          2,696.48         79
                                       6.750          2,696.48
    STERLING HEIGHT  MI   48314          5            12/21/01         00
    0413305525                           05           02/01/02          0
    0413305525                           O            01/01/17
    0


    7105450          E22/G02             F           53,250.00         ZZ
                                         180         52,916.64          1
                                       7.125            482.36         75
                                       6.875            482.36
    YAKIMA           WA   98902          5            12/18/01         00
    0413307919                           05           02/01/02          0
    0413307919                           N            01/01/17
    0


    7105456          E22/G02             F          103,000.00         ZZ
                                         180        102,333.97          1
                                       6.750            911.46         61
                                       6.500            911.46
    MIAMI            FL   33165          2            12/18/01         00
    0413310962                           05           02/01/02          0
    0413310962                           O            01/01/17
    0


    7105558          E22/G02             F          165,500.00         ZZ
                                         180        163,762.36          1
                                       6.625          1,453.08         55
                                       6.375          1,453.08
    MORTON GROVE     IL   60053          2            12/20/01         00
    0413419474                           05           02/01/02          0
1


    0413419474                           O            01/01/17
    0


    7108346          U05/G02             F          107,000.00         ZZ
                                         180        106,658.74          1
                                       6.875            954.28         72
                                       6.625            954.28
    MIAMI            FL   33196          2            12/31/01         00
    0433592490                           03           03/01/02          0
    3196837                              O            02/01/17
    0


    7109094          E82/G02             F           85,900.00         ZZ
                                         180         85,320.23          1
                                       6.250            736.53         57
                                       6.000            736.53
    DALLAS           TX   75287          2            12/19/01         00
    0400515748                           05           02/01/02          0
    0400515748                           O            01/01/17
    0


    7109096          E82/G02             F          136,000.00         ZZ
                                         180        135,082.08          1
                                       6.250          1,166.10         48
                                       6.000          1,166.10
    FRANKLIN SQUARE  NY   11010          2            12/20/01         00
    0400537825                           05           02/01/02          0
    0400537825                           O            01/01/17
    0


    7109102          E82/G02             F          207,000.00         ZZ
                                         180        205,587.95          1
                                       6.125          1,760.79         79
                                       5.875          1,760.79
    SIMI VALLEY      CA   93063          2            12/20/01         00
    0400547170                           05           02/01/02          0
    0400547170                           O            01/01/17
    0


    7109106          E82/G02             F           31,355.00         ZZ
                                         180         30,375.16          1
                                       6.750            277.46         39
                                       6.500            277.46
    OCEAN CITY       MD   21842          2            12/27/01         00
    0400550448                           06           02/01/02          0
    1553727                              N            01/01/17
    0


1


    7109120          E82/G02             F          163,900.00         ZZ
                                         180        162,817.18          1
                                       6.500          1,427.74         73
                                       6.250          1,427.74
    MONROVIA         CA   91016          2            12/21/01         00
    0400559779                           05           02/01/02          0
    1680502                              O            01/01/17
    0


    7109122          E82/G02             F           61,000.00         ZZ
                                         180         60,622.24          4
                                       7.250            556.85         61
                                       7.000            556.85
    OKLAHOMA CITY    OK   73109          2            12/26/01         00
    0400545471                           05           02/01/02          0
    1599393                              N            01/01/17
    0


    7109124          E82/G02             F           78,500.00         ZZ
                                         180         78,013.88          4
                                       7.250            716.60         79
                                       7.000            716.60
    OKLAHOMA CITY    OK   73109          2            12/26/01         00
    0400545505                           05           02/01/02          0
    1589474                              N            01/01/17
    0


    7109142          E82/G02             F           78,500.00         ZZ
                                         180         77,981.38          1
                                       6.500            683.82         75
                                       6.250            683.82
    AURORA           CO   80013          2            12/19/01         00
    0400547253                           05           02/01/02          0
    1660624                              O            01/01/17
    0


    7109154          E82/G02             F           93,500.00         ZZ
                                         180         92,882.27          1
                                       6.500            814.49         65
                                       6.250            814.49
    MOAB             UT   84532          5            12/20/01         00
    0400548418                           05           02/01/02          0
    0400548418                           O            01/01/17
    0


    7109158          E82/G02             F          103,500.00         ZZ
                                         180        102,615.12          1
                                       6.500            901.60         90
                                       6.250            901.60
1


    CHICAGO          IL   60643          5            12/18/01         04
    0400506572                           05           02/01/02         12
    0400506572                           O            01/01/17
    0


    7109160          E82/G02             F           76,800.00         ZZ
                                         180         76,276.11          1
                                       6.125            653.28         77
                                       5.875            653.28
    GOODING          ID   83330          2            12/19/01         00
    0400545513                           05           02/01/02          0
    1755692                              O            01/01/17
    0


    7109164          E82/G02             F          176,600.00         ZZ
                                         180        175,382.46          1
                                       6.000          1,490.25         61
                                       5.750          1,490.25
    RIVERSIDE        CA   92503          2            12/20/01         00
    0400545406                           03           02/01/02          0
    1753861                              O            01/01/17
    0


    7109168          E82/G02             F          138,100.00         ZZ
                                         180        135,172.50          1
                                       6.375          1,193.53         59
                                       6.125          1,193.53
    SPRING VALLEY    NY   10977          2            12/21/01         00
    0400552139                           05           02/01/02          0
    1958277                              O            01/01/17
    0


    7109172          E82/G02             F           83,950.00         ZZ
                                         180         83,389.40          1
                                       6.375            725.54         58
                                       6.125            725.54
    FRISCO           TX   75034          2            12/18/01         00
    0400553996                           05           02/01/02          0
    1701437                              O            01/01/17
    0


    7109178          E82/G02             F          165,500.00         ZZ
                                         180        164,324.81          1
                                       6.375          1,430.33         76
                                       6.125          1,430.33
    GOODYEAR         AZ   85338          2            12/18/01         00
    0400546479                           03           02/01/02          0
    0400546479                           O            01/01/17
    0
1




    7109180          E82/G02             F           95,000.00         ZZ
                                         180         94,365.62          1
                                       6.375            821.04         80
                                       6.125            821.04
    BALTIMORE        MD   21228          2            12/21/01         00
    0400532289                           05           02/01/02          0
    3860182                              O            01/01/17
    0


    7109182          E82/G02             F          192,100.00         ZZ
                                         180        189,773.10          1
                                       6.000          1,621.05         46
                                       5.750          1,621.05
    WOODBRIDGE       VA   22191          2            12/21/01         00
    0400547121                           03           02/01/02          0
    0400547121                           O            01/01/17
    0


    7109212          E82/G02             F           89,900.00         ZZ
                                         180         89,293.24          1
                                       6.250            770.82         76
                                       6.000            770.82
    BAYPORT          NY   11705          2            12/21/01         00
    0400534004                           05           02/01/02          0
    0400534004                           O            01/01/17
    0


    7109216          E82/G02             F           93,600.00         ZZ
                                         180         92,066.13          1
                                       6.250            802.55         56
                                       6.000            802.55
    WESTMINSTER      CA   92683          2            12/20/01         00
    0400552014                           05           02/01/02          0
    0400552014                           O            01/01/17
    0


    7109226          E82/G02             F          121,800.00         ZZ
                                         180        121,003.89          1
                                       6.625          1,069.40         70
                                       6.375          1,069.40
    TEMECULA         CA   92592          2            12/19/01         00
    0400557229                           03           02/01/02          0
    1665969                              O            01/01/17
    0


    7109240          E82/G02             F          176,000.00         ZZ
                                         180        174,837.22          1
1


                                       6.500          1,533.15         76
                                       6.250          1,533.15
    BOROUGH OF MAYW  NJ   07607          2            12/21/01         00
    0400522223                           05           02/01/02          0
    1659905                              O            01/01/17
    0


    7109246          E82/G02             F          152,000.00         ZZ
                                         180        150,995.79          1
                                       6.500          1,324.08         73
                                       6.250          1,324.08
    SAN DIMAS        CA   91773          2            12/19/01         00
    0400535779                           05           02/01/02          0
    1649749                              O            01/01/17
    0


    7109258          E82/G02             F           41,700.00         ZZ
                                         180         41,430.35          1
                                       6.750            369.01         67
                                       6.500            369.01
    DALLAS           GA   30132          2            12/21/01         00
    0400524518                           05           02/01/02          0
    1759692                              N            01/01/17
    0


    7109262          E82/G02             F          170,900.00         ZZ
                                         180        168,816.78          1
                                       6.750          1,512.31         73
                                       6.500          1,512.31
    SEATTLE          WA   98106          2            12/21/01         00
    0400535951                           05           02/01/02          0
    1989937                              O            01/01/17
    0


    7109266          E82/G02             F          114,325.00         ZZ
                                         180        113,561.58          1
                                       6.375            988.05         85
                                       6.125            988.05
    KENO             OR   97601          1            12/27/01         04
    0400541470                           05           02/01/02         12
    0400541470                           O            01/01/17
    0


    7109274          E82/G02             F          237,700.00         ZZ
                                         180        236,095.69          1
                                       6.250          2,038.09         70
                                       6.000          2,038.09
    BLOOMINGDALE     IL   60108          2            12/20/01         00
    0400541983                           05           02/01/02          0
1


    1852211                              O            01/01/17
    0


    7110188          601/G02             F          161,912.00         ZZ
                                         180        160,887.36          1
                                       7.000          1,455.32         80
                                       6.750          1,455.32
    LEAGUE CITY      TX   77573          1            12/28/01         00
    0433718558                           03           02/01/02          0
    61102034                             O            01/01/17
    0


    7111640          E76/G02             F          125,000.00         ZZ
                                         180        124,200.37          1
                                       6.875          1,114.82         93
                                       6.625          1,114.82
    MARRERO          LA   70072          2            12/11/01         10
    0433531688                           05           02/01/02         25
    10008942                             O            01/01/17
    0


    7112730          405/405             F           85,000.00         ZZ
                                         180         84,456.25          1
                                       6.875            758.08         68
                                       6.125            758.08
    STATEN ISLAND    NY   10303          5            12/07/01         00
    0017967423                           05           02/01/02          0
    0017967423                           O            01/01/17
    0


    7112740          405/405             F          562,500.00         ZZ
                                         180        558,823.38          1
                                       6.625          4,938.72         75
                                       6.000          4,938.72
    SOLANA BEACH     CA   92075          5            12/28/01         00
    0017989534                           05           02/01/02          0
    0017989534                           O            01/01/17
    0


    7112970          405/405             F          356,000.00         ZZ
                                         180        353,647.96          1
                                       6.500          3,101.15         80
                                       6.000          3,101.15
    CERRITOS         CA   90703          5            12/10/01         00
    0017992926                           05           02/01/02          0
    0017992926                           O            01/01/17
    0


1


    7112976          405/405             F          400,000.00         ZZ
                                         180        397,413.47          1
                                       6.750          3,539.64         87
                                       6.250          3,539.64
    RENO             NV   89509          1            12/10/01         10
    0019916378                           03           02/01/02         12
    0019916378                           O            01/01/17
    0


    7116436          G13/G02             F           73,165.00         ZZ
                                         180         72,699.79          1
                                       7.500            678.25         59
                                       7.250            678.25
    SHERMAN          TX   75090          2            12/07/01         00
    0433507407                           05           02/01/02          0
    0081535                              O            01/01/17
    0


    7120072          N74/G02             F           65,000.00         ZZ
                                         180         64,579.50          1
                                       6.750            575.19         52
                                       6.500            575.19
    CHARLESTON       SC   29412          5            12/17/01         00
    0433605052                           05           02/01/02          0
    0029653010                           N            01/01/17
    0


    7125762          E22/G02             F           89,350.00         ZZ
                                         180         88,772.22          1
                                       6.750            790.67         78
                                       6.500            790.67
    HUMBLE           TX   77346          2            12/18/01         00
    0413278193                           03           02/01/02          0
    0413278193                           O            01/01/17
    0


    7125772          E22/G02             F          160,000.00         ZZ
                                         180        158,987.46          1
                                       7.000          1,438.13         73
                                       6.750          1,438.13
    DALLAS           TX   75252          5            12/19/01         00
    0413320946                           05           02/01/02          0
    0413320946                           O            01/01/17
    0


    7125780          E22/G02             F           64,000.00         ZZ
                                         180         63,477.18          1
                                       6.500            557.51         80
                                       6.250            557.51
1


    DALLAS           TX   75254          5            12/18/01         00
    0413327412                           01           02/01/02          0
    0413327412                           O            01/01/17
    0


    7125830          E22/G02             F          617,500.00         ZZ
                                         180        613,420.38          1
                                       6.500          5,379.09         65
                                       6.250          5,379.09
    LOS GATOS        CA   95033          1            12/13/01         00
    0413354481                           05           02/01/02          0
    0413354481                           O            01/01/17
    0


    7125838          E22/G02             F           67,600.00         ZZ
                                         180         66,972.88          1
                                       6.625            593.52         80
                                       6.375            593.52
    GRAND PRAIRIE    TX   75052          5            12/19/01         00
    0413360983                           05           02/01/02          0
    0413360983                           O            01/01/17
    0


    7125872          E22/G02             F           68,900.00         ZZ
                                         180         68,459.24          1
                                       6.875            614.49         43
                                       6.625            614.49
    AMARILLO         TX   79109          5            12/20/01         00
    0413403163                           05           02/01/02          0
    0413403163                           O            01/01/17
    0


    7128722          S25/G02             F           45,000.00         ZZ
                                         120         44,456.81          1
                                       6.250            505.26         50
                                       6.000            505.26
    NEW BERN         NC   28562          5            12/26/01         00
    0433536331                           05           02/01/02          0
    237523313                            O            01/01/12
    0


    7129022          E82/G02             F          172,900.00         T
                                         180         98,314.78          1
                                       6.750          1,530.01         54
                                       6.500          1,530.01
    REDONDO BEACH    CA   90277          2            12/28/01         00
    0400561502                           05           02/01/02          0
    1947082                              O            01/01/17
    0
1




    7129026          E82/G02             F           76,000.00         T
                                         180         75,492.50          1
                                       6.375            656.83         80
                                       6.125            656.83
    THAYNE           WY   83127          2            12/18/01         00
    0400538773                           05           02/01/02          0
    4053153                              O            01/01/17
    0


    7129634          E82/G02             F           52,000.00         ZZ
                                         180         51,677.99          1
                                       7.250            474.69         80
                                       7.000            474.69
    BALTIMORE        MD   21224          5            12/21/01         00
    0400513578                           05           02/01/02          0
    0400513578                           N            01/01/17
    0


    7129644          E82/G02             F           89,800.00         ZZ
                                         180         89,200.33          1
                                       6.375            776.10         55
                                       6.125            776.10
    COPPEROPOLIS     CA   95228          2            12/18/01         00
    0400527222                           03           02/01/02          0
    0400527222                           O            01/01/17
    0


    7129652          E82/G02             F           70,900.00         ZZ
                                         180         70,265.15          4
                                       7.500            657.25         74
                                       7.250            657.25
    CLEVELAND        OH   44106          2            12/24/01         00
    0400537981                           05           02/01/02          0
    3489707                              N            01/01/17
    0


    7129658          E82/G02             F           75,000.00         ZZ
                                         180         74,509.77          1
                                       6.625            658.50         47
                                       6.375            658.50
    SHEPERDSVILLE    KY   40165          2            12/18/01         00
    0400553574                           05           02/01/02          0
    1760528                              O            01/01/17
    0


    7129660          E82/G02             F           82,600.00         ZZ
                                         180         82,036.53          1
1


                                       6.125            702.62         75
                                       5.875            702.62
    MIAMI            FL   33157          2            12/18/01         00
    0400545828                           05           02/01/02          0
    0400545828                           O            01/01/17
    0


    7129774          N74/G02             F          203,350.00         ZZ
                                         180        202,701.44          1
                                       6.875          1,813.59         83
                                       6.625          1,813.59
    LEXINGTON        NC   27295          2            01/04/02         10
    0433611290                           05           03/01/02         12
    0029701010                           O            02/01/17
    0


    7131608          E44/G02             F          300,000.00         ZZ
                                         180        299,053.52          1
                                       7.000          2,696.48         75
                                       6.750          2,696.48
    NORTH OGDEN      UT   84414          5            12/31/01         00
    0433552296                           05           03/01/02          0
    58010636                             O            02/01/17
    0


    7132624          U05/G02             F          189,000.00         ZZ
                                         180        188,397.21          1
                                       6.875          1,685.60         60
                                       6.625          1,685.60
    BOCA RATON       FL   33433          5            01/10/02         00
    0433613288                           03           03/01/02          0
    3194595                              O            02/01/17
    0


    7136060          E22/G02             F           89,750.00         ZZ
                                         180         89,163.38          1
                                       6.625            788.00         48
                                       6.375            788.00
    KYKE             TX   78640          5            12/19/01         00
    0413192857                           05           02/01/02          0
    0413192857                           O            01/01/17
    0


    7136066          E22/G02             F          113,600.00         ZZ
                                         180        112,896.52          1
                                       7.250          1,037.01         80
                                       7.000          1,037.01
    DALLAS           TX   75232          5            12/11/01         00
    0413255829                           05           02/01/02          0
1


    0413255829                           O            01/01/17
    0


    7136098          E22/G02             F          120,000.00         ZZ
                                         180        119,163.88          1
                                       5.875          1,004.54         80
                                       5.625          1,004.54
    DALLAS           TX   75228          5            12/17/01         00
    0413306937                           03           02/01/02          0
    0413306937                           O            01/01/17
    0


    7136124          E22/G02             F           85,000.00         ZZ
                                         180         84,420.17          1
                                       6.125            723.03         23
                                       5.875            723.03
    SAN FRANCISCO    CA   94112          2            12/07/01         00
    0413341876                           07           02/01/02          0
    0413341876                           O            01/01/17
    0


    7136166          E22/G02             F          140,000.00         ZZ
                                         180        121,565.65          1
                                       6.375          1,209.95         80
                                       6.125          1,209.95
    WESTMINSTER      CA   92683          1            12/14/01         00
    0413373416                           09           02/01/02          0
    0413373416                           O            01/01/17
    0


    7136216          E22/G02             F          120,000.00         ZZ
                                         180        119,224.04          1
                                       6.750          1,061.89         60
                                       6.500          1,061.89
    BOCA RATON       FL   33431          5            12/21/01         00
    0413394776                           05           02/01/02          0
    0413394776                           O            01/01/17
    0


    7136276          E22/G02             F          156,000.00         ZZ
                                         180        155,065.06          1
                                       7.625          1,457.24         80
                                       7.375          1,457.24
    TARPON SPRINGS   FL   33761          1            12/27/01         00
    0413422734                           03           02/01/02          0
    0413422734                           N            01/01/17
    0


1


    7136346          E22/G02             F           86,000.00         ZZ
                                         180         85,449.87          1
                                       6.875            766.99         58
                                       6.625            766.99
    KEY WEST         FL   33040          2            12/21/01         00
    0413463787                           27           02/01/02          0
    0413463787                           O            01/01/17
    0


    7139396          E22/G02             F          160,000.00         ZZ
                                         180        158,808.51          1
                                       6.000          1,438.13         80
                                       5.750          1,350.17
    SPRING           TX   77379          5            12/17/01         00
    0413349051                           03           02/01/02          0
    0413349051                           O            01/01/17
    0


    7139418          E22/G02             F           72,800.00         ZZ
                                         180         72,349.19          1
                                       7.250            664.56         80
                                       7.000            664.56
    HOUSTON          TX   77099          5            12/21/01         00
    0413378142                           03           02/01/02          0
    0413378142                           O            01/01/17
    0


    7139532          E22/G02             F           70,000.00         ZZ
                                         180         69,552.20          1
                                       6.875            624.30         64
                                       6.625            624.30
    BRADENTON        FL   34209          5            12/21/01         00
    0413448242                           05           02/01/02          0
    0413448242                           O            01/01/17
    0


    7139552          E22/G02             F           52,000.00         ZZ
                                         180         51,660.11          1
                                       6.625            456.56         26
                                       6.375            456.56
    HARTLAND         MI   48353          1            12/28/01         00
    0413459199                           01           02/01/02          0
    0413459199                           O            01/01/17
    0


    7139902          E82/G02             F           53,900.00         ZZ
                                         180         53,562.58          1
                                       7.125            488.24         56
                                       6.875            488.24
1


    HOUSTON          TX   77064          2            12/26/01         00
    0400528972                           03           02/01/02          0
    1958837                              N            01/01/17
    0


    7139914          E82/G02             F          150,900.00         ZZ
                                         180        149,389.69          1
                                       6.375          1,304.15         50
                                       6.125          1,304.15
    HUNTINGTON BEAC  CA   92648          2            12/24/01         00
    0400545174                           03           02/01/02          0
    1631086                              O            01/01/17
    0


    7139924          E82/G02             F           90,000.00         ZZ
                                         180         89,405.39          1
                                       6.500            784.00         57
                                       6.250            784.00
    FRISCO           TX   75035          2            12/21/01         00
    0400540506                           05           02/01/02          0
    1947082                              O            01/01/17
    0


    7139938          E82/G02             F          101,450.00         ZZ
                                         180        100,794.00          2
                                       6.750            897.74         64
                                       6.500            897.74
    HALEDON          NJ   07508          2            12/31/01         00
    0400539987                           05           02/01/02          0
    1734845                              N            01/01/17
    0


    7140646          W40/G02             F          164,000.00         ZZ
                                         180        163,482.59          1
                                       7.000          1,474.08         80
                                       6.750          1,474.08
    STERLING HEIGHT  MI   48310          5            01/04/02         00
    0433570868                           05           03/01/02          0
    101-002056                           O            02/01/17
    0


    7141458          Q99/G02             F          102,000.00         ZZ
                                         180        101,701.96          2
                                       7.875            967.42         73
                                       7.625            967.42
    WESTFIELD        MA   01085          5            01/07/02         00
    0433536851                           05           03/01/02          0
    1                                    O            02/01/17
    0
1




    7142154          477/G02             F          180,000.00         ZZ
                                         180        179,425.91          1
                                       6.875          1,605.34         79
                                       6.625          1,605.34
    CHINO HILLS      CA   91709          5            01/18/02         00
    0433648821                           05           03/01/02          0
    124077                               O            02/01/17
    0


    7144284          U05/G02             F           80,000.00         ZZ
                                         180         79,755.73          1
                                       7.375            735.94         67
                                       7.125            735.94
    HOLLYWOOD        FL   33024          5            01/11/02         00
    0433612561                           05           03/01/02          0
    3198542                              O            02/01/17
    0


    7148078          M45/G02             F          517,500.00         ZZ
                                         180        513,932.18          1
                                       6.000          4,366.96         75
                                       5.750          4,366.96
    PORTLAND         OR   97266          5            12/11/01         00
    0433518651                           05           02/01/02          0
    0314038                              O            01/01/17
    0


    7153670          A19/G02             F           58,850.00         ZZ
                                         180         58,473.53          1
                                       6.875            524.86         79
                                       6.625            524.86
    SALEM            NH   03079          2            12/27/01         00
    0433581162                           01           02/01/02          0
    267741223                            N            01/01/17
    0


    7154158          313/G02             F          121,400.00         ZZ
                                         180        121,045.27          4
                                       7.875          1,151.42         72
                                       7.625          1,151.42
    BETTENDORF       IA   52722          2            01/07/02         00
    0433618055                           05           03/01/02          0
    0008484693                           N            02/01/17
    0


    7158282          E22/G02             F          179,000.00         ZZ
                                         180        177,514.72          1
1


                                       6.875          1,596.42         70
                                       6.625          1,596.42
    COLQUITT         GA   31737          2            12/26/01         00
    0413127556                           05           02/01/02          0
    0413127556                           O            01/01/17
    0


    7158314          E22/G02             F           54,000.00         ZZ
                                         180         53,672.80          1
                                       7.500            500.59         90
                                       7.250            500.59
    SUNSET           TX   76270          1            12/17/01         04
    0413262056                           05           02/01/02         12
    0413262056                           O            01/01/17
    0


    7158336          E22/G02             F          420,000.00         ZZ
                                         180        418,689.26          1
                                       7.125          3,804.49         80
                                       6.875          3,804.49
    SAN MATEO        CA   94401          5            12/24/01         00
    0413308974                           05           03/01/02          0
    0413308974                           O            02/01/17
    0


    7158346          E22/G02             F          200,996.00         ZZ
                                         180        199,710.23          1
                                       6.875          1,792.59         80
                                       6.625          1,792.59
    CORAL SPRINGS    FL   33076          1            12/31/01         00
    0413324310                           03           02/01/02          0
    0413324310                           O            01/01/17
    0


    7158366          E22/G02             F           90,000.00         ZZ
                                         180         89,466.48          1
                                       7.750            847.15         50
                                       7.500            847.15
    HUNTINGTON       NY   11743          5            12/31/01         00
    0413344185                           05           02/01/02          0
    0413344185                           N            01/01/17
    0


    7158390          E22/G02             F          109,200.00         ZZ
                                         180        108,485.15          1
                                       7.000            981.52         80
                                       6.750            981.52
    CAROLINA BEACH   NC   28428          5            12/26/01         00
    0413363250                           05           02/01/02          0
1


    0413363250                           O            01/01/17
    0


    7158400          E22/G02             F           64,000.00         ZZ
                                         120         63,293.13          1
                                       7.875            772.28         80
                                       7.625            772.28
    GARLAND          TX   75042          5            12/24/01         00
    0413372897                           05           02/01/02          0
    0413372897                           O            01/01/12
    0


    7158402          E22/G02             F           55,000.00         ZZ
                                         180         54,659.42          1
                                       7.250            502.07         53
                                       7.000            502.07
    FARMERS BRANCH   TX   75234          5            12/24/01         00
    0413375387                           05           02/01/02          0
    0413375387                           N            01/01/17
    0


    7158420          E22/G02             F           40,000.00         ZZ
                                         180         39,520.51          1
                                       7.500            370.80         87
                                       7.250            370.80
    LAWTON           OK   73507          5            12/26/01         04
    0413381963                           05           02/01/02         12
    0413381963                           O            01/01/17
    0


    7158426          E22/G02             F          190,000.00         ZZ
                                         180        188,797.63          1
                                       7.000          1,707.77         95
                                       6.750          1,707.77
    CORAL SPRINGS    FL   33071          5            12/26/01         01
    0413384116                           05           02/01/02         30
    0413384116                           O            01/01/17
    0


    7158436          E22/G02             F           55,000.00         ZZ
                                         180         54,644.36          1
                                       6.750            486.70         42
                                       6.500            486.70
    POLLOCK PINES    CA   95726          5            12/26/01         00
    0413390113                           05           02/01/02          0
    0413390113                           O            01/01/17
    0


1


    7158462          E22/G02             F          344,000.00         ZZ
                                         180        341,775.58          1
                                       6.750          3,044.09         80
                                       6.500          3,044.09
    PLANO            TX   75075          5            12/24/01         00
    0413402645                           05           02/01/02          0
    0413402645                           O            01/01/17
    0


    7158492          E22/G02             F           50,000.00         ZZ
                                         180         49,039.28          1
                                       6.500            435.55         61
                                       6.250            435.55
    PARLIER          CA   93648          2            12/17/01         00
    0413416900                           05           02/01/02          0
    0413416900                           O            01/01/17
    0


    7158958          E82/G02             F           90,200.00         ZZ
                                         180         89,584.71          1
                                       6.125            767.26         79
                                       5.875            767.26
    ITASCA           IL   60143          2            12/27/01         00
    0400548814                           05           02/01/02          0
    1717108                              O            01/01/17
    0


    7158960          E82/G02             F           89,200.00         ZZ
                                         180         88,909.29          1
                                       6.625            783.17         72
                                       6.375            783.17
    INDIO            CA   92201          2            12/27/01         00
    0400562831                           05           03/01/02          0
    0400562831                           O            02/01/17
    0


    7160670          J40/G02             F           48,500.00         ZZ
                                         180         47,646.94          1
                                       7.000            435.93         54
                                       6.750            435.93
    BRANDON          MS   39042          2            11/07/01         00
    0433523867                           05           01/01/02          0
    7724715                              O            12/01/16
    0


    7161076          M24/G02             F          400,000.00         ZZ
                                         180        397,328.92          1
                                       6.375          3,457.00         80
                                       6.125          3,457.00
1


    SAN DIMAS        CA   91773          5            12/04/01         00
    0433592300                           05           02/01/02          0
    545000                               O            01/01/17
    0


    7164158          E45/G02             F          136,000.00         ZZ
                                         180        135,584.73          1
                                       7.375          1,251.10         78
                                       7.125          1,251.10
    ROYAL PALM BEAC  FL   33412          5            01/07/02         00
    0433712411                           05           03/01/02          0
    194848                               O            02/01/17
    0


    7164532          E84/G02             F          210,000.00         ZZ
                                         180        209,330.24          1
                                       6.875          1,872.89         54
                                       6.625          1,872.89
    PARKER           CO   80138          5            01/07/02         00
    0433632874                           05           03/01/02          0
    81061128                             O            02/01/17
    0


    7164996          M24/G02             F          376,000.00         ZZ
                                         180        374,761.31          1
                                       6.500          3,275.36         80
                                       6.250          3,275.36
    HUNTINGTON BEAC  CA   92647          5            01/04/02         00
    0433591765                           05           03/01/02          0
    1044000                              O            02/01/17
    0


    7165516          H58/G02             F          147,000.00         ZZ
                                         180        146,049.45          1
                                       6.750          1,300.82         70
                                       6.500          1,300.82
    OAKLAND          CA   94621          5            12/12/01         00
    0433606407                           05           02/01/02          0
    0000084614                           O            01/01/17
    0


    7165668          313/G02             F          119,000.00         ZZ
                                         180        118,652.28          4
                                       7.875          1,128.66         70
                                       7.625          1,128.66
    BETTENDORF       IA   52722          2            01/07/02         00
    0433615259                           05           03/01/02          0
    0008484677                           N            02/01/17
    0
1




    7166074          144/144             F          125,000.00         ZZ
                                         180        124,165.29          2
                                       6.375          1,080.31         70
                                       6.125          1,080.31
    NEWBURGH         NY   12550          2            12/13/01         00
    160679555                            05           02/01/02          0
    160679555                            O            01/01/17
    0


    7167922          U05/G02             F           86,500.00         ZZ
                                         180         86,001.62          1
                                       6.625            759.46         35
                                       6.375            759.46
    PALM CITY        FL   34990          2            01/07/02         00
    0433590163                           05           03/01/02          0
    3191398                              O            02/01/17
    0


    7169232          069/G02             F          415,000.00         ZZ
                                         180        412,228.76          1
                                       6.375          3,586.64         67
                                       6.125          3,586.64
    LAGUNA NIGUEL    CA   92677          2            12/05/01         00
    0433506011                           03           02/01/02          0
    88237672                             O            01/01/17
    0


    7171056          286/286             F          120,000.00         ZZ
                                         180        118,598.86          1
                                       6.750          1,061.90         66
                                       6.500          1,061.90
    SOUTH DENNIS     MA   02660          5            11/09/01         00
    0581363                              05           01/01/02          0
    581363                               O            12/01/16
    0


    7171058          286/286             F          433,600.00         ZZ
                                         180        427,839.56          1
                                       6.500          3,777.13         80
                                       6.250          3,777.13
    PLYMOUTH         MN   55446          5            10/24/01         00
    0595040                              05           12/01/01          0
    595040                               O            11/01/16
    0


    7171060          286/286             F          415,000.00         T
                                         180        410,919.96          1
1


                                       6.625          3,643.68         79
                                       6.375          3,643.68
    LEBANON          OH   45036          5            11/13/01         00
    0615717                              05           01/01/02          0
    615717                               O            12/01/16
    0


    7171062          286/286             F          440,800.00         ZZ
                                         180        436,419.81          1
                                       6.500          3,839.85         80
                                       6.250          3,839.85
    ROCHESTER HILLS  MI   48309          5            11/12/01         00
    0669801                              05           01/01/02          0
    669801                               O            12/01/16
    0


    7171064          286/286             F          343,000.00         T
                                         180        339,591.66          1
                                       6.500          2,987.90         70
                                       6.250          2,987.90
    BOCA RATON       FL   33432          1            11/13/01         00
    0703454                              03           01/01/02          0
    703454                               O            12/01/16
    0


    7171066          286/286             F          480,000.00         ZZ
                                         180        475,075.96          1
                                       6.125          4,083.00         80
                                       5.875          4,083.00
    LOS ANGELES ARE  CA   90043          5            11/07/01         00
    9923645                              05           01/01/02          0
    9923645                              O            12/01/16
    0


    7171068          286/286             F          168,000.00         ZZ
                                         180        165,588.19          1
                                       7.000          1,510.03         73
                                       6.750          1,510.03
    SPOONER          WI   54801          5            10/30/01         00
    9917889                              05           12/01/01          0
    9917889                              O            11/01/16
    0


    7171070          286/286             F           99,000.00         ZZ
                                         180         97,913.40          1
                                       6.125            842.12         66
                                       5.875            842.12
    SHELBYVILLE      IN   46176          5            11/06/01         00
    9923258                              05           01/01/02          0
1


    9923258                              O            12/01/16
    0


    7171304          601/G02             F           91,750.00         ZZ
                                         180         91,463.67          1
                                       7.125            831.10         60
                                       6.875            831.10
    TAMPA            FL   33629          5            01/11/02         00
    0433629094                           05           03/01/02          0
    61091724                             O            02/01/17
    0


    7173498          964/G02             F          128,000.00         ZZ
                                         180        127,609.17          2
                                       7.375          1,177.50         74
                                       7.125          1,177.50
    PORTLAND         OR   97213          2            01/10/02         00
    0433628716                           05           03/01/02          0
    180940                               N            02/01/17
    0


    7174226          Q99/G02             F          125,000.00         ZZ
                                         180        124,609.90          1
                                       7.125          1,132.29         50
                                       6.875          1,132.29
    ST SIMONS ISLAN  GA   31522          5            01/10/02         00
    0433581436                           05           03/01/02          0
    1                                    O            02/01/17
    0


    7175632          U05/G02             F           52,200.00         ZZ
                                         180         51,887.15          1
                                       7.625            487.62         80
                                       7.375            487.62
    SACRAMENTO       CA   95824          1            12/19/01         00
    0433600913                           05           02/01/02          0
    3184088                              N            01/01/17
    0


    7178600          E82/G02             F          239,100.00         ZZ
                                         180        235,475.81          1
                                       6.250          2,050.10         59
                                       6.000          2,050.10
    EASTCHESTER      NY   10707          2            12/28/01         00
    0400537072                           05           02/01/02          0
    1869560                              O            01/01/17
    0


1


    7178604          U53/G02             F          100,000.00         ZZ
                                         180         99,400.68          1
                                       7.625            934.13          9
                                       7.375            934.13
    MANHATTAN        NY   10023          5            12/27/01         00
    0400513412                           06           02/01/02          0
    0400513412                           O            01/01/17
    0


    7178610          E82/G02             F           80,400.00         ZZ
                                         180         79,857.35          1
                                       6.250            689.37         70
                                       6.000            689.37
    IRVING           TX   75060          2            12/28/01         00
    0400535399                           03           02/01/02          0
    0400535399                           O            01/01/17
    0


    7178626          E82/G02             F          132,000.00         ZZ
                                         180        131,118.54          1
                                       6.375          1,140.81         75
                                       6.125          1,140.81
    FREEPORT         NY   11520          2            12/27/01         00
    0400552063                           05           02/01/02          0
    0400552063                           O            01/01/17
    0


    7178654          E82/G02             F          157,800.00         ZZ
                                         180        156,696.71          1
                                       6.125          1,342.29         53
                                       5.875          1,342.29
    WHITESTONE       NY   11357          2            12/28/01         00
    0400550125                           05           02/01/02          0
    1653923                              O            01/01/17
    0


    7180076          736/G02             F          122,000.00         ZZ
                                         180        120,787.68          1
                                       6.500          1,062.76         65
                                       6.250          1,062.76
    UPLAND           CA   91786          5            11/16/01         00
    0433503547                           05           01/01/02          0
    0104718085                           O            12/01/16
    0


    7185566          P34/G02             F           33,150.00         ZZ
                                         180         33,053.13          1
                                       7.875            314.42         65
                                       7.625            314.42
1


    PROVIDENCE       RI   02905          5            01/05/02         00
    0433610458                           05           03/01/02          0
    414823                               N            02/01/17
    0


    7188014          E86/G02             F          292,000.00         ZZ
                                         180        286,580.09          1
                                       7.000          2,624.58         80
                                       6.750          2,624.58
    MORRIS           IL   60450          5            09/25/01         00
    0433621976                           05           11/01/01          0
    1                                    O            10/01/16
    0


    7188200          E45/G02             F           42,480.00         ZZ
                                         180         42,348.87          1
                                       7.250            387.78         80
                                       7.000            387.78
    FORT WALTON      FL   32548          5            01/07/02         00
    0433713658                           05           03/01/02          0
    203918                               O            02/01/17
    0


    7192426          K39/G02             F          356,000.00         ZZ
                                         180        353,795.42          1
                                       7.250          3,249.80         80
                                       7.000          3,249.80
    CALDWELL         NJ   07006          5            01/05/02         00
    0433594272                           05           02/10/02          0
    057429260                            O            01/10/17
    0


    7200682          E86/G02             F           64,800.00         ZZ
                                         180         64,196.25          4
                                       7.250            591.54         90
                                       7.000            591.54
    LOCH SHELDRAKE   NY   12759          1            11/27/01         11
    0433741212                           05           01/01/02         25
    316741                               N            12/01/16
    0


    7201948          E22/G02             F           77,600.00         ZZ
                                         180         77,119.46          1
                                       7.250            708.38         80
                                       7.000            708.38
    PORTLAND         TX   78374          5            12/26/01         00
    0413346982                           05           02/01/02          0
    0413346982                           O            01/01/17
    0
1




    7201994          E22/G02             F           62,000.00         ZZ
                                         180         61,616.07          1
                                       7.250            565.97         71
                                       7.000            565.97
    SAGINAW          TX   76179          5            12/27/01         00
    0413398322                           05           02/01/02          0
    0413398322                           O            01/01/17
    0


    7202032          E22/G02             F           65,000.00         ZZ
                                         180         64,593.09          1
                                       7.125            588.79         79
                                       6.875            588.79
    HOUSTON          TX   77072          5            12/27/01         00
    0413430737                           03           02/01/02          0
    0413430737                           O            01/01/17
    0


    7202044          E22/G02             F           92,000.00         ZZ
                                         180         91,454.64          1
                                       7.750            865.97         80
                                       7.500            865.97
    WEATHERFORD      TX   76087          1            01/02/02         00
    0413447178                           05           02/01/02          0
    0413447178                           N            01/01/17
    0


    7212570          163/G02             F          332,400.00         ZZ
                                         180        331,351.29          1
                                       7.000          2,987.71         56
                                       6.750          2,987.71
    DELRAY BEACH     FL   33483          5            01/11/02         00
    0433644291                           05           03/01/02          0
    1000373122                           O            02/01/17
    0


    7222470          E22/G02             F           65,000.00         ZZ
                                         180         64,570.56          1
                                       6.500            566.22         52
                                       6.250            566.22
    CARROLLTON       TX   75007          5            12/20/01         00
    0413332255                           05           02/01/02          0
    0413332255                           O            01/01/17
    0


    7222474          E22/G02             F           88,000.00         ZZ
                                         180         87,437.07          1
1


                                       6.875            784.83         80
                                       6.625            784.83
    GRAND PRAIRIE    TX   75050          5            12/28/01         00
    0413339730                           05           02/01/02          0
    0413339730                           O            01/01/17
    0


    7222480          E22/G02             F          475,000.00         ZZ
                                         180        472,058.52          1
                                       7.250          4,336.10         72
                                       7.000          4,336.10
    NORTHVILLE       MI   48167          2            12/28/01         00
    0413352576                           05           02/01/02          0
    0413352576                           O            01/01/17
    0


    7222482          E22/G02             F          134,000.00         ZZ
                                         180        133,124.15          1
                                       6.625          1,176.51         60
                                       6.375          1,176.51
    CHICAGO          IL   60614          5            12/21/01         00
    0413353269                           06           02/01/02          0
    0413353269                           O            01/01/17
    0


    7222498          E22/G02             F           62,000.00         ZZ
                                         180         61,640.47          1
                                       8.000            592.50         80
                                       7.750            592.50
    HOCKLEY          TX   77447          5            12/27/01         00
    0413374752                           03           02/01/02          0
    0413374752                           O            01/01/17
    0


    7223058          E48/G02             F           88,000.00         ZZ
                                         180         87,424.82          1
                                       6.625            772.63         55
                                       6.375            772.63
    MUSCLE SHOALS    AL   35661          5            12/14/01         00
    0433669553                           05           02/01/02          0
    020601W0699                          O            01/01/17
    0


    7226576          E82/G02             F          182,000.00         ZZ
                                         180        180,374.18          1
                                       6.000          1,535.82         60
                                       5.750          1,535.82
    PACIFICA         CA   94044          2            01/02/02         00
    0400546008                           03           03/01/02          0
1


    1553207                              O            02/01/17
    0


    7226578          E82/G02             F          161,900.00         T
                                         180        161,360.87          1
                                       6.375          1,399.22         41
                                       6.125          1,399.22
    LAHAINA          HI   96761          2            01/02/02         00
    0400553558                           01           03/01/02          0
    1645417                              O            02/01/17
    0


    7226584          E82/G02             F           70,000.00         ZZ
                                         180         69,764.38          1
                                       6.250            600.20         39
                                       6.000            600.20
    WINNETKA         CA   91306          2            12/31/01         00
    0400550042                           05           03/01/02          0
    0400550042                           O            02/01/17
    0


    7226598          E82/G02             F          246,000.00         ZZ
                                         180        245,180.82          1
                                       6.375          2,126.06         60
                                       6.125          2,126.06
    AURORA           OR   97002          2            12/31/01         00
    0400551560                           05           03/01/02          0
    4958761                              O            02/01/17
    0


    7226604          E82/G02             F           59,500.00         ZZ
                                         180         58,993.61          1
                                       6.125            506.12         31
                                       5.875            506.12
    EVERETT          WA   98205          2            12/28/01         00
    0400546248                           05           02/01/02          0
    1679506                              O            01/01/17
    0


    7226606          E82/G02             F           61,200.00         ZZ
                                         180         60,996.21          1
                                       6.375            528.92         77
                                       6.125            528.92
    LOVINGTON        NM   88260          2            12/31/01         00
    0400531059                           05           03/01/02          0
    1538884                              O            02/01/17
    0


1


    7226610          E82/G02             F          188,000.00         ZZ
                                         180        187,373.96          1
                                       6.375          1,624.79         80
                                       6.125          1,624.79
    MILTON-FREEWATE  OR   97862          5            01/02/02         00
    0400542866                           05           03/01/02          0
    0400542866                           O            02/01/17
    0


    7226634          E82/G02             F           64,400.00         ZZ
                                         180         64,194.61          1
                                       6.875            574.35         80
                                       6.625            574.35
    CORPUS CHRISTI   TX   78418          2            01/03/02         00
    0400545810                           01           03/01/02          0
    3570138                              N            02/01/17
    0


    7226638          E82/G02             F           87,100.00         ZZ
                                         180         86,806.83          1
                                       6.250            746.82         52
                                       6.000            746.82
    CARY             IL   60013          2            01/02/02         00
    0400539862                           05           03/01/02          0
    1740840                              O            02/01/17
    0


    7232718          714/G02             F          523,475.00         ZZ
                                         180        521,713.04          1
                                       6.250          4,488.39         73
                                       6.000          4,488.39
    SAUKVILLE        WI   53080          2            01/02/02         00
    0433561115                           05           03/01/02          0
    1                                    O            02/01/17
    0


    7233028          S25/G02             F           44,600.00         ZZ
                                         180         44,156.83          1
                                       6.500            388.51         43
                                       6.250            388.51
    SUMTER           SC   29154          5            12/06/01         00
    0433601663                           05           01/12/02          0
    248527466                            O            12/12/16
    0


    7236998          601/G02             F          136,000.00         ZZ
                                         180        135,556.75          1
                                       6.625          1,194.08         80
                                       6.375          1,194.08
1


    FARIBAULT        MN   55021          5            01/14/02         00
    0433665544                           05           03/01/02          0
    6170553                              O            02/01/17
    0


    7245652          E82/G02             F          182,250.00         ZZ
                                         180        181,656.03          1
                                       6.625          1,600.14         68
                                       6.375          1,600.14
    PLACENTIA        CA   92870          2            01/03/02         00
    0400542940                           05           03/01/02          0
    0400542940                           O            02/01/17
    0


    7245664          E82/G02             F          117,300.00         ZZ
                                         180        116,921.81          1
                                       6.750          1,038.00         67
                                       6.500          1,038.00
    PLYMOUTH         MN   55447          2            01/03/02         00
    0400551990                           01           03/01/02          0
    1894770                              O            02/01/17
    0


    7253312          601/G02             F          275,000.00         ZZ
                                         180        274,103.74          1
                                       6.625          2,414.49         42
                                       6.375          2,414.49
    PLYMOUTH         MN   55447          1            01/16/02         00
    0433666443                           05           03/01/02          0
    60983681                             O            02/01/17
    0


    7256974          X08/G02             F          110,000.00         ZZ
                                         180        109,671.42          3
                                       7.625          1,027.54         79
                                       7.375          1,027.54
    BOUNTIFUL        UT   84010          2            01/10/02         00
    0433600731                           05           03/01/02          0
    6004491                              N            02/01/17
    0


    7258804          076/076             F           84,000.00         ZZ
                                         180         83,182.96          2
                                       6.750            743.32         11
                                       6.500            743.32
    BROOKLINE        MA   02446          5            12/04/01         00
    11825215                             05           01/01/02          0
    1825215                              N            12/01/16
    0
1




    7266024          E22/G02             F          246,400.00         ZZ
                                         180        244,806.69          1
                                       6.750          2,180.42         80
                                       6.500          2,180.42
    DALLAS           TX   75228          5            12/31/01         00
    0413036211                           05           02/01/02          0
    0413036211                           O            01/01/17
    0


    7266048          E22/G02             F           60,000.00         ZZ
                                         180         59,603.61          1
                                       6.500            522.66         69
                                       6.250            522.66
    EDGEWOOD         TX   75117          5            01/02/02         00
    0413252396                           05           02/01/02          0
    0413252396                           O            01/01/17
    0


    7266102          E22/G02             F          137,750.00         ZZ
                                         180        136,924.44          1
                                       7.625          1,286.76         95
                                       7.375          1,286.76
    MEMPHIS          TN   38114          5            12/31/01         01
    0413381401                           05           02/01/02         25
    0413381401                           O            01/01/17
    0


    7266130          E22/G02             F          120,000.00         ZZ
                                         120        118,579.87          1
                                       6.625          1,370.22         66
                                       6.375          1,370.22
    PLANO            TX   75025          5            12/31/01         00
    0413418518                           05           02/01/02          0
    0413418518                           O            01/01/12
    0


    7266146          E22/G02             F           57,000.00         ZZ
                                         180         56,519.60          1
                                       7.250            520.33         75
                                       7.000            520.33
    LONDON           KY   40741          5            01/02/02         00
    0413430539                           05           02/01/02          0
    0413430539                           O            01/01/17
    0


    7266200          E22/G02             F          146,250.00         ZZ
                                         180        145,822.66          4
1


                                       7.875          1,387.11         75
                                       7.625          1,387.11
    NEW ORLEANS      LA   70119          5            01/02/02         00
    0413457854                           05           03/01/02          0
    0413457854                           O            02/01/17
    0


    7266562          E82/G02             F           75,000.00         ZZ
                                         180         74,752.92          1
                                       6.500            653.33         65
                                       6.250            653.33
    VERNON           NJ   07462          2            01/04/02         00
    0400558003                           05           03/01/02          0
    0400558003                           O            02/01/17
    0


    7266580          E82/G02             F          150,750.00         ZZ
                                         180        150,237.13          1
                                       6.125          1,282.32         78
                                       5.875          1,282.32
    YARDLEY          PA   19067          2            01/04/02         00
    0400550067                           05           03/01/02          0
    1754894                              O            02/01/17
    0


    7266584          E82/G02             F          115,100.00         ZZ
                                         180        114,708.42          1
                                       6.125            979.07         39
                                       5.875            979.07
    COLORADO SPRING  CO   80920          2            01/03/02         00
    0400544490                           03           03/01/02          0
    1772179                              O            02/01/17
    0


    7266586          E82/G02             F          148,000.00         ZZ
                                         180        147,533.06          1
                                       7.000          1,330.27         80
                                       6.750          1,330.27
    COLLEGE PLACE    WA   99324          2            01/04/02         00
    0400566782                           05           03/01/02          0
    3314829                              O            02/01/17
    0


    7266596          E82/G02             F          136,000.00         ZZ
                                         180        135,537.32          1
                                       6.125          1,156.85         39
                                       5.875          1,156.85
    AUSTIN           TX   78705          2            01/04/02         00
    0400547808                           05           03/01/02          0
1


    0400547808                           O            02/01/17
    0


    7266600          E82/G02             F           88,000.00         ZZ
                                         180         87,706.96          1
                                       6.375            760.54         80
                                       6.125            760.54
    MOUNT BETHEL     PA   18343          1            01/07/02         00
    0400560983                           05           03/01/02          0
    0400560983                           O            02/01/17
    0


    7266616          E82/G02             F           67,800.00         ZZ
                                         180         67,581.41          1
                                       6.750            599.97         80
                                       6.500            599.97
    LAS VEGAS        NV   89117          2            01/08/02         00
    0400527974                           01           03/01/02          0
    1590288                              N            02/01/17
    0


    7267210          J54/G02             F           74,400.00         ZZ
                                         180         73,903.16          1
                                       6.375            643.01         80
                                       6.125            643.01
    LAKE WORTH       FL   33463          5            12/06/01         00
    0433632973                           09           02/01/02          0
    914010                               O            01/01/17
    0


    7272276          N74/G02             F           72,000.00         ZZ
                                         180         71,775.30          1
                                       7.125            652.20         80
                                       6.875            652.20
    LUMBERTON        TX   77657          5            01/15/02         00
    0433655024                           05           03/01/02          0
    0029720010                           O            02/01/17
    0


    7272376          U05/G02             F          114,000.00         ZZ
                                         180        113,628.46          1
                                       6.625          1,000.91         95
                                       6.375          1,000.91
    MARYSVILLE       CA   95901          5            01/11/02         01
    0433641313                           05           03/01/02         25
    3186608                              O            02/01/17
    0


1


    7287368          E22/G02             F           55,000.00         ZZ
                                         180         54,822.68          1
                                       6.750            486.70         57
                                       6.500            486.70
    SPARTANBURG      SC   29306          5            01/03/02         00
    0412971483                           05           03/01/02          0
    0412971483                           O            02/01/17
    0


    7287398          E22/G02             F           88,000.00         ZZ
                                         180         87,235.92          1
                                       6.875            784.83         80
                                       6.625            784.83
    CROSBY           TX   77532          5            01/02/02         00
    0413302696                           03           02/01/02          0
    0413302696                           O            01/01/17
    0


    7287400          E22/G02             F           85,000.00         ZZ
                                         180         84,484.98          1
                                       7.500            787.96         78
                                       7.250            787.96
    EULESS           TX   76039          5            01/03/02         00
    0413317579                           05           02/01/02          0
    0413317579                           O            01/01/17
    0


    7287414          E22/G02             F          335,900.00         ZZ
                                         180        333,952.11          1
                                       8.000          3,210.04         77
                                       7.750          3,210.04
    DALLAS           TX   75254          5            12/31/01         00
    0413384280                           05           02/01/02          0
    0413384280                           O            01/01/17
    0


    7287436          E22/G02             F          480,000.00         ZZ
                                         180        478,534.37          1
                                       7.375          4,415.63         76
                                       7.125          4,415.63
    OAKLAND          CA   94618          1            12/31/01         00
    0413421447                           09           03/01/02          0
    0413421447                           O            02/01/17
    0


    7287478          E22/G02             F          171,500.00         ZZ
                                         180        169,444.58          1
                                       7.375          1,577.67         98
                                       7.125          1,577.67
1


    FRESNO           CA   93711          2            12/28/01         01
    0413469479                           05           03/01/02         35
    0413469479                           O            02/01/17
    0


    7287480          E22/G02             F           80,000.00         ZZ
                                         180         79,525.77          1
                                       7.750            753.02         80
                                       7.500            753.02
    COCONUT CREEK    FL   33066          5            01/03/02         00
    0413473141                           01           02/01/02          0
    0413473141                           O            01/01/17
    0


    7287886          E82/G02             F           65,800.00         ZZ
                                         180         65,599.09          1
                                       7.375            605.31         77
                                       7.125            605.31
    MARIETTA         GA   30068          2            01/10/02         00
    0400542007                           05           03/01/02          0
    1568069                              N            02/01/17
    0


    7289324          U05/G02             F           44,800.00         ZZ
                                         180         44,666.18          3
                                       7.625            418.49         80
                                       7.375            418.49
    PITTSBURGH       PA   15206          1            01/14/02         00
    0433627338                           05           03/01/02          0
    3196930                              N            02/01/17
    0


    7289386          U42/G02             F           73,000.00         ZZ
                                         180         72,767.18          1
                                       6.875            651.05         47
                                       6.625            651.05
    PARIS            TX   75460          1            01/21/02         00
    0433652252                           05           03/01/02          0
    15101406                             O            02/01/17
    0


    7290556          822/G02             F           15,600.00         ZZ
                                         180         15,551.32          1
                                       7.125            141.31         56
                                       6.875            141.31
    PHILADELPHIA     PA   19140          5            01/17/02         00
    0433638830                           05           03/01/02          0
    3626086933                           N            02/01/17
    0
1




    7290694          B28/G02             F          107,100.00         T
                                         180        106,451.07          1
                                       7.500            992.83         90
                                       7.250            992.83
    DENVER           CO   80203          1            12/06/01         01
    0433556529                           01           02/01/02         25
    01200280                             O            01/01/17
    0


    7290724          N47/G02             F          322,700.00         ZZ
                                         180        321,648.28          1
                                       6.625          2,833.29         72
                                       6.375          2,833.29
    SAN JOSE         CA   95148          2            01/11/02         00
    0433630753                           05           03/01/02          0
    20312021                             O            02/01/17
    0


    7293296          S48/S48             F          336,000.00         ZZ
                                         180        333,850.58          1
                                       6.875          2,996.64         75
                                       6.625          2,996.64
    REHOBOTH         MA   02769          5            12/10/01         00
    6002156021                           05           02/01/02          0
    6002156021                           O            01/01/17
    0


    7293298          S48/S48             F          550,000.00         ZZ
                                         180        544,650.24          1
                                       6.750          4,867.01         44
                                       6.500          4,867.01
    VIENNA           VA   22182          1            12/05/01         00
    6120561508                           03           01/01/02          0
    6120561508                           O            12/01/16
    0


    7293300          S48/S48             F          553,000.00         ZZ
                                         180        544,267.85          1
                                       7.125          5,009.25         58
                                       6.875          5,009.25
    WYCKOFF          NJ   07481          5            09/25/01         00
    6156109826                           05           11/01/01          0
    6156109826                           O            10/01/16
    0


    7293302          S48/S48             F          390,000.00         ZZ
                                         180        387,339.60          1
1


                                       6.125          3,317.44         54
                                       5.875          3,317.44
    SAN RAFAEL       CA   94901          2            12/20/01         00
    6189639336                           03           02/01/02          0
    6189639336                           O            01/01/17
    0


    7293304          S48/S48             F          345,960.00         ZZ
                                         180        340,755.47          1
                                       6.875          3,085.46         80
                                       6.625          3,085.46
    JACKSONVILL      FL   32250          1            11/21/01         00
    6226377064                           08           01/01/02          0
    6226377064                           O            12/01/16
    0


    7293306          S48/S48             F          471,000.00         ZZ
                                         180        466,369.39          1
                                       6.625          4,135.36         33
                                       6.375          4,135.36
    TELLURIDE        CO   81435          2            11/19/01         00
    6253774407                           03           01/01/02          0
    6253774407                           O            12/01/16
    0


    7293308          S48/S48             F          352,000.00         ZZ
                                         180        347,470.61          1
                                       6.875          3,139.33         80
                                       6.625          3,139.33
    SUWANEE          GA   30024          1            11/01/01         00
    6296340976                           03           12/01/01          0
    6296340976                           O            11/01/16
    0


    7293310          S48/S48             F          392,000.00         ZZ
                                         180        389,491.45          1
                                       6.875          3,496.07         80
                                       6.625          3,496.07
    CHESTERFIELD     MO   63017          2            12/04/01         00
    6709363946                           03           02/01/02          0
    6709363946                           O            01/01/17
    0


    7293312          S48/S48             F          428,300.00         ZZ
                                         180        425,479.50          1
                                       6.875          3,819.82         65
                                       6.625          3,819.82
    SUGAR LAND       TX   77479          1            12/20/01         00
    6828305059                           03           02/01/02          0
1


    6828305059                           O            01/01/17
    0


    7297460          076/076             F          423,000.00         ZZ
                                         180        418,929.46          1
                                       6.875          3,772.54         75
                                       6.625          3,772.54
    LINCOLN          NE   68516          5            11/05/01         00
    11802500                             03           01/01/02          0
    1802500                              O            12/01/16
    0


    7299140          E47/G02             F           69,600.00         ZZ
                                         180         69,389.80          1
                                       7.500            645.20         80
                                       7.250            645.20
    LA PORTE         TX   77571          5            01/24/02         00
    0433694007                           03           03/01/02          0
    7323011487                           O            02/01/17
    0


    7299520          624/G02             F          143,600.00         ZZ
                                         180        143,156.71          1
                                       7.250          1,310.87         93
                                       7.000          1,310.87
    INDIANAPOLIS     IN   46227          5            01/16/02         01
    0433612025                           05           03/01/02         25
    66502720043F                         O            02/01/17
    0


    7299900          T29/G02             F           60,325.00         ZZ
                                         180         60,136.74          1
                                       7.125            546.44         93
                                       6.875            546.44
    MOORE            OK   73160          5            02/01/02         01
    0433674157                           05           03/01/02         30
    1430185                              O            02/01/17
    0


    7311204          E22/G02             F          118,400.00         ZZ
                                         180        118,009.94          1
                                       6.500          1,031.39         80
                                       6.250          1,031.39
    KELLER           TX   76248          5            01/04/02         00
    0413398264                           05           03/01/02          0
    0413398264                           O            02/01/17
    0


1


    7311208          E22/G02             F          130,000.00         ZZ
                                         180        129,580.87          1
                                       6.750          1,150.38         72
                                       6.500          1,150.38
    PENSACOLA        FL   32504          5            01/04/02         00
    0413402280                           05           03/01/02          0
    0413402280                           O            02/01/17
    0


    7311236          E22/G02             F          106,400.00         ZZ
                                         180        106,067.95          1
                                       7.125            963.80         95
                                       6.875            963.80
    OKLAHOMA CITY    OK   73162          5            01/04/02         01
    0413424144                           01           03/01/02         30
    0413424144                           O            02/01/17
    0


    7311258          E22/G02             F          135,000.00         ZZ
                                         180        134,592.28          1
                                       7.500          1,251.47         72
                                       7.250          1,251.47
    BOCA RATON       FL   33486          2            01/04/02         00
    0413444761                           05           03/01/02          0
    0413444761                           O            02/01/17
    0


    7311320          E22/G02             F           60,000.00         ZZ
                                         180         59,816.80          1
                                       7.375            551.95         72
                                       7.125            551.95
    KANNAPOLIS       NC   28081          5            01/04/02         00
    0413476078                           05           03/01/02          0
    0413476078                           O            02/01/17
    0


    7311624          E82/G02             F          242,200.00         ZZ
                                         180        241,384.78          1
                                       6.250          2,076.68         68
                                       6.000          2,076.68
    POUGHKEEPSIE     NY   12601          2            01/07/02         00
    0400542023                           05           03/01/02          0
    1793178                              O            02/01/17
    0


    7311626          E82/G02             F          203,000.00         ZZ
                                         180        202,352.56          1
                                       6.875          1,810.46         57
                                       6.625          1,810.46
1


    WHITEHALL        MT   59759          2            01/07/02         00
    0400553426                           05           03/01/02          0
    2804873                              O            02/01/17
    0


    7311628          E82/G02             F          144,800.00         ZZ
                                         180        144,322.97          1
                                       6.500          1,261.36         62
                                       6.250          1,261.36
    CRANSTON         RI   02920          2            01/07/02         00
    0400556403                           05           03/01/02          0
    2945818                              O            02/01/17
    0


    7311630          E82/G02             F          193,000.00         ZZ
                                         180        192,343.39          1
                                       6.125          1,641.71         59
                                       5.875          1,641.71
    MANALAPAN        NJ   07726          2            01/04/02         00
    0400570974                           05           03/01/02          0
    0400570974                           O            02/01/17
    0


    7311648          E82/G02             F          138,500.00         ZZ
                                         180        138,048.62          1
                                       6.625          1,216.02         78
                                       6.375          1,216.02
    MARIETTA         GA   30062          2            01/07/02         00
    0400551578                           03           03/01/02          0
    1635955                              O            02/01/17
    0


    7311650          E82/G02             F          150,000.00         ZZ
                                         180        149,511.13          1
                                       6.625          1,316.99         64
                                       6.375          1,316.99
    WRIGHTSVILLE     PA   17368          2            01/07/02         00
    0400555371                           05           03/01/02          0
    0400555371                           O            02/01/17
    0


    7311652          E82/G02             F          119,000.00         ZZ
                                         180        118,590.81          1
                                       6.000          1,004.19         48
                                       5.750          1,004.19
    PROSPERITY       SC   29127          2            01/07/02         00
    0400543401                           05           03/01/02          0
    1674292                              O            02/01/17
    0
1




    7311662          E82/G02             F           82,000.00         ZZ
                                         180         81,718.04          1
                                       6.000            691.96         53
                                       5.750            691.96
    SANDY            UT   84094          2            01/04/02         00
    0400546214                           05           03/01/02          0
    1826055                              O            02/01/17
    0


    7311998          601/G02             F          152,000.00         ZZ
                                         180        151,509.94          2
                                       6.750          1,345.06         58
                                       6.500          1,345.06
    SAINT PAUL       MN   55119          5            01/16/02         00
    0433672185                           05           03/01/02          0
    61025573                             O            02/01/17
    0


    7312264          Q57/G02             F          255,200.00         ZZ
                                         180        253,549.79          1
                                       6.750          2,258.29         80
                                       6.500          2,258.29
    JAMESTOWN        NC   27282          1            01/02/02         00
    0433591245                           03           02/01/02          0
    47200036                             O            01/01/17
    0


    7312954          Q99/G02             F          153,000.00         ZZ
                                         180        152,495.96          1
                                       6.500          1,332.79         85
                                       6.250          1,332.79
    LAWRENCEBURG     KY   40342          2            01/16/02         14
    0433595915                           05           03/01/02          6
    403824379                            O            02/01/17
    0


    7317892          W40/G02             F           17,800.00         ZZ
                                         180         17,746.24          1
                                       7.500            165.01         22
                                       7.250            165.01
    DEARBORN HEIGHT  MI   48125          5            01/17/02         00
    0433605730                           05           03/01/02          0
    101002114                            O            02/01/17
    0


    7321438          964/G02             F           60,000.00         ZZ
                                         180         59,814.78          1
1


                                       7.250            547.72         55
                                       7.000            547.72
    SILVERTON        OR   97381          5            01/22/02         00
    0433666302                           05           03/01/02          0
    182479                               N            02/01/17
    0


    7324360          F32/G02             F           70,000.00         ZZ
                                         180         69,779.15          1
                                       7.000            629.18         51
                                       6.750            629.18
    CLARKESVILLE     GA   30523          5            01/24/02         00
    0433692555                           05           03/01/02          0
    15091317                             O            02/01/17
    0


    7325422          K15/G02             F          233,700.00         ZZ
                                         180        232,938.35          1
                                       6.625          2,051.87         80
                                       6.375          2,051.87
    YONKERS          NY   10705          5            01/16/02         00
    0433607777                           05           03/01/02          0
    020705303103                         O            02/01/17
    0


    7333052          E82/G02             F           71,000.00         ZZ
                                         180         70,761.02          1
                                       6.250            608.77         55
                                       6.000            608.77
    ZANESVILLE       OH   43701          2            01/08/02         00
    0400546594                           05           03/01/02          0
    1919000                              O            02/01/17
    0


    7333054          E82/G02             F          116,600.00         ZZ
                                         180        116,203.32          2
                                       6.125            991.83         57
                                       5.875            991.83
    VENTNOR          NJ   08406          2            01/09/02         00
    0400547071                           05           03/01/02          0
    7333054                              O            02/01/17
    0


    7333060          E82/G02             F           73,600.00         ZZ
                                         180         72,214.43          1
                                       6.375            636.09         15
                                       6.125            636.09
    PHOENIX          AZ   85012          2            01/08/02         00
    0400517397                           05           03/01/02          0
1


    0400517397                           O            02/01/17
    0


    7333066          E82/G02             F          121,000.00         ZZ
                                         180        120,609.89          1
                                       6.750          1,070.74         68
                                       6.500          1,070.74
    DANA POINT       CA   92629          2            01/08/02         00
    0400564902                           01           03/01/02          0
    1605894                              O            02/01/17
    0


    7333070          E82/G02             F           99,400.00         ZZ
                                         180         99,069.00          1
                                       6.375            859.06         61
                                       6.125            859.06
    RIVERSIDE        CA   92501          2            01/09/02         00
    0400566238                           05           03/01/02          0
    0400566238                           O            02/01/17
    0


    7333074          E82/G02             F           96,500.00         ZZ
                                         180         96,178.66          1
                                       6.375            834.00         80
                                       6.125            834.00
    MESA             AZ   85206          2            01/11/02         00
    0400539946                           03           03/01/02          0
    0400539946                           N            02/01/17
    0


    7333076          E82/G02             F          110,250.00         ZZ
                                         180        109,909.66          2
                                       7.250          1,006.43         79
                                       7.000          1,006.43
    WEST HARTFORD    CT   06110          2            01/11/02         00
    0400554234                           05           03/01/02          0
    1575615                              N            02/01/17
    0


    7333086          E82/G02             F          100,000.00         ZZ
                                         180         99,667.00          1
                                       6.375            864.25         44
                                       6.125            864.25
    CLIFTON          NJ   07015          5            01/08/02         00
    0400546784                           05           03/01/02          0
    0400546784                           O            02/01/17
    0


1


    7333088          E82/G02             F          120,000.00         ZZ
                                         180        119,591.75          1
                                       6.125          1,020.75         42
                                       5.875          1,020.75
    SEYMOUR          CT   06483          2            01/08/02         00
    0400549796                           05           03/01/02          0
    1698327                              O            02/01/17
    0


    7333090          E82/G02             F          144,000.00         ZZ
                                         180        143,510.10          1
                                       6.125          1,224.90         73
                                       5.875          1,224.90
    SAN DIEGO        CA   92113          2            01/09/02         00
    0400550463                           05           03/01/02          0
    0400550463                           O            02/01/17
    0


    7333094          E82/G02             F          123,200.00         ZZ
                                         180        122,794.13          1
                                       6.500          1,073.20         80
                                       6.250          1,073.20
    NASHVILLE        TN   37221          2            01/08/02         00
    0400561387                           03           03/01/02          0
    1828269                              O            02/01/17
    0


    7333096          E82/G02             F           75,000.00         ZZ
                                         180         74,744.84          1
                                       6.125            637.97         66
                                       5.875            637.97
    VICTORVILLE      CA   92392          5            01/09/02         00
    0400547972                           05           03/01/02          0
    0400547972                           O            02/01/17
    0


    7333102          E82/G02             F          142,100.00         ZZ
                                         180        141,626.81          1
                                       6.375          1,228.10         51
                                       6.125          1,228.10
    ACTON            ME   04001          2            01/09/02         00
    0400549853                           05           03/01/02          0
    1685149                              O            02/01/17
    0


    7337162          N74/G02             F           88,000.00         ZZ
                                         180         87,719.34          1
                                       6.875            784.83         80
                                       6.625            784.83
1


    NEDERLAND        TX   77627          5            01/17/02         00
    0433632254                           05           03/01/02          0
    0029724010                           O            02/01/17
    0


    7340142          W39/G02             F          644,000.00         ZZ
                                         180        642,011.99          1
                                       7.250          5,878.84         68
                                       7.000          5,878.84
    BATON ROUGE      LA   70808          2            01/16/02         00
    0433634904                           05           03/01/02          0
    992813                               O            02/01/17
    0


    7342968          U05/G02             F          154,000.00         ZZ
                                         180        153,503.49          2
                                       6.750          1,362.76         79
                                       6.500          1,362.76
    INGLEWOOD        CA   90303          2            01/23/02         00
    0433643962                           05           03/01/02          0
    3202841                              O            02/01/17
    0


    7344366          Q73/G02             F          165,000.00         ZZ
                                         180        164,490.66          1
                                       7.250          1,506.22         74
                                       7.000          1,506.22
    BROOKHAVEN       MS   39601          2            01/25/02         00
    0433678604                           05           03/01/02          0
    5441923                              O            02/01/17
    0


    7346300          U05/G02             F          312,000.00         ZZ
                                         180        310,994.08          1
                                       6.750          2,760.92         57
                                       6.500          2,760.92
    ELK GROVE        CA   95758          2            01/31/02         00
    0433683539                           03           03/01/02          0
    3202245                              O            02/01/17
    0


    7348006          N74/G02             F           56,000.00         ZZ
                                         180         55,823.33          1
                                       7.000            503.34         80
                                       6.750            503.34
    GADSEN           SC   29052          5            01/16/02         00
    0433614591                           05           03/01/02          0
    789                                  N            02/01/17
    0
1




    7355250          E22/G02             F           36,000.00         ZZ
                                         180         35,891.28          1
                                       7.500            333.72         79
                                       7.250            333.72
    COCOA            FL   32926          5            01/11/02         00
    0413357583                           05           03/01/02          0
    0413357583                           N            02/01/17
    0


    7355276          E22/G02             F          144,000.00         ZZ
                                         180        143,553.42          1
                                       7.250          1,314.52         72
                                       7.000          1,314.52
    GOLDEN           CO   80403          5            01/03/02         00
    0413396888                           05           03/01/02          0
    0413396888                           O            02/01/17
    0


    7355302          E22/G02             F          170,000.00         ZZ
                                         180        169,451.90          1
                                       6.750          1,504.35         80
                                       6.500          1,504.35
    HOUSTON          TX   77008          5            01/03/02         00
    0413432667                           05           03/01/02          0
    0413432667                           O            02/01/17
    0


    7355322          E22/G02             F          187,700.00         ZZ
                                         180        187,094.83          1
                                       6.750          1,660.98         69
                                       6.500          1,660.98
    GEORGETOWN       TX   78628          5            01/04/02         00
    0413446709                           05           03/01/02          0
    0413446709                           O            02/01/17
    0


    7355858          E82/G02             F           66,800.00         ZZ
                                         180         66,579.93          1
                                       6.500            581.90         45
                                       6.250            581.90
    LEWES            DE   19958          2            01/07/02         00
    0400517660                           03           03/01/02          0
    1561718                              O            02/01/17
    0


    7355866          E82/G02             F          142,000.00         ZZ
                                         180        141,542.18          1
1


                                       6.750          1,256.57         71
                                       6.500          1,256.57
    RIVER EDGE       NJ   07661          2            01/09/02         00
    0400559118                           05           03/01/02          0
    1593416                              O            02/01/17
    0


    7355892          E82/G02             F           56,600.00         ZZ
                                         180         56,417.52          1
                                       6.750            500.86         78
                                       6.500            500.86
    TOLEDO           OH   43623          2            01/10/02         00
    0400555819                           01           03/01/02          0
    0400555819                           O            02/01/17
    0


    7355900          E82/G02             F           86,000.00         ZZ
                                         180         85,713.62          1
                                       6.375            743.26         42
                                       6.125            743.26
    DENISON          TX   75020          2            01/09/02         00
    0400551198                           05           03/01/02          0
    1870741                              O            02/01/17
    0


    7355906          E82/G02             F           83,600.00         ZZ
                                         180         83,333.37          1
                                       6.875            745.59         63
                                       6.625            745.59
    PLANO            TX   75093          2            01/11/02         00
    0400565370                           05           03/01/02          0
    1586980                              N            02/01/17
    0


    7355908          E82/G02             F           54,000.00         ZZ
                                         180         53,826.25          1
                                       7.250            492.95         66
                                       7.000            492.95
    PINSONFORK       KY   41555          2            01/11/02         00
    0400545448                           05           03/01/02          0
    0400545448                           N            02/01/17
    0


    7355916          E82/G02             F          151,000.00         ZZ
                                         180        150,507.88          3
                                       6.625          1,325.77         76
                                       6.375          1,325.77
    PORTLAND         OR   97217          2            01/11/02         00
    0400507042                           05           03/01/02          0
1


    1923737                              N            02/01/17
    0


    7355918          E82/G02             F           85,700.00         ZZ
                                         180         85,417.67          1
                                       6.500            746.54         73
                                       6.250            746.54
    FORT WORTH       TX   76112          2            01/10/02         00
    0400550653                           05           03/01/02          0
    1595337                              O            02/01/17
    0


    7356240          A21/G02             F          184,450.00         ZZ
                                         180        183,842.34          1
                                       6.500          1,606.76         85
                                       6.250          1,606.76
    BLOOMFIELD       NJ   07003          5            01/15/02         01
    0433651601                           05           03/01/02          6
    7770000012                           O            02/01/17
    0


    7357940          A46/G02             F           91,400.00         ZZ
                                         180         91,117.85          1
                                       7.250            834.36         79
                                       7.000            834.36
    THE WOODLANDS    TX   77381          1            01/16/02         00
    0433631009                           05           03/01/02          0
    0560047                              O            02/01/17
    0


    7363906          J95/G02             F          295,200.00         ZZ
                                         180        292,328.66          1
                                       6.750          2,612.25         78
                                       6.500          2,612.25
    ZEBULON          NC   27597          5            11/02/01         00
    0433620747                           05           01/01/02          0
    0020245080                           O            12/01/16
    0


    7363908          J95/G02             F           87,700.00         ZZ
                                         180         86,831.51          1
                                       6.875            782.16         88
                                       6.625            782.16
    SUMMERFIELD      IL   62289          5            11/08/01         10
    0433621182                           05           01/01/02         12
    0027673110                           O            12/01/16
    0


1


    7363910          J95/G02             F           88,000.00         ZZ
                                         180         87,171.21          1
                                       7.125            797.13         80
                                       6.875            797.13
    BRADFORD         NH   03221          1            11/07/01         00
    0433617685                           05           01/01/02          0
    0020274635                           O            12/01/16
    0


    7363914          J95/G02             F           75,000.00         ZZ
                                         180         74,278.25          1
                                       6.875            668.90         52
                                       6.625            668.90
    LEVITTOWN        PA   19056          5            11/20/01         00
    0433619210                           05           01/01/02          0
    0027889906                           O            12/01/16
    0


    7363922          J95/G02             F          121,800.00         ZZ
                                         180        121,020.84          1
                                       6.875          1,086.28         70
                                       6.625          1,086.28
    KANSAS CITY      MO   64155          1            12/13/01         00
    0433620051                           05           02/01/02          0
    0028042836                           O            01/01/17
    0


    7363924          J95/G02             F          350,000.00         ZZ
                                         180        347,761.02          1
                                       6.875          3,121.50         80
                                       6.625          3,121.50
    EDMONDS          WA   98026          2            12/13/01         00
    0433620176                           05           02/01/02          0
    0028046860                           O            01/01/17
    0


    7363926          J95/G02             F          142,950.00         ZZ
                                         180        142,015.65          1
                                       6.625          1,255.09         80
                                       6.375          1,255.09
    HOUSTON          TX   77070          1            12/10/01         00
    0433618543                           03           02/01/02          0
    0020293528                           O            01/01/17
    0


    7363928          J95/G02             F           64,500.00         ZZ
                                         180         64,100.57          1
                                       7.250            588.80         69
                                       7.000            588.80
1


    JONESBORO        GA   30238          2            12/17/01         00
    0433623626                           05           02/01/02          0
    0028148187                           N            01/01/17
    0


    7370376          L16/G02             F           97,000.00         ZZ
                                         180         96,710.24          1
                                       7.625            906.11         90
                                       7.375            906.11
    MOUNT PLEASANT   UT   84647          2            01/18/02         04
    0433654969                           05           03/01/02         30
    W0112043                             O            02/01/17
    0


    7373688          U05/G02             F           52,200.00         ZZ
                                         180         52,044.07          1
                                       7.625            487.62         80
                                       7.375            487.62
    SACRAMENTO       CA   95824          1            01/17/02         00
    0433646700                           05           03/01/02          0
    3184082                              N            02/01/17
    0


    7375110          975/G02             F          136,000.00         ZZ
                                         180        135,566.25          1
                                       6.875          1,212.92         65
                                       6.625          1,212.92
    SANTA ANA        CA   92701          2            01/17/02         00
    0433643863                           05           03/01/02          0
    2015834                              O            02/01/17
    0


    7376916          E22/G02             F           78,600.00         ZZ
                                         180         78,370.33          4
                                       7.875            745.48         85
                                       7.625            745.48
    COUNCIL BLUFFS   IA   51501          1            01/14/02         04
    0413336439                           05           03/01/02         12
    0413336439                           N            02/01/17
    0


    7376924          E22/G02             F           78,600.00         ZZ
                                         180         78,370.33          4
                                       7.875            745.48         85
                                       7.625            745.48
    COUNCIL BLUFFS   IA   51501          1            01/14/02         04
    0413366204                           05           03/01/02         12
    0413366204                           N            02/01/17
    0
1




    7376942          E22/G02             F           99,450.00         ZZ
                                         180         99,125.89          1
                                       6.625            873.16         67
                                       6.375            873.16
    CROSBY           TX   77532          2            01/09/02         00
    0413391004                           05           03/01/02          0
    0413391004                           O            02/01/17
    0


    7376946          E22/G02             F          120,000.00         ZZ
                                         180        119,613.11          1
                                       6.750          1,061.89         70
                                       6.500          1,061.89
    PERALTA          NM   87042          5            01/07/02         00
    0413391871                           05           03/01/02          0
    0413391871                           O            02/01/17
    0


    7377008          E22/G02             F          200,000.00         ZZ
                                         180        199,409.12          1
                                       7.750          1,882.55         66
                                       7.500          1,882.55
    MAGNOLIA         TX   77354          5            01/07/02         00
    0413451899                           03           03/01/02          0
    0413451899                           O            02/01/17
    0


    7377974          E82/G02             F          134,000.00         ZZ
                                         180        133,544.12          1
                                       6.125          1,139.84         63
                                       5.875          1,139.84
    DULUTH           GA   30096          2            01/11/02         00
    0400549572                           03           03/01/02          0
    0400549572                           O            02/01/17
    0


    7377980          E82/G02             F           55,100.00         ZZ
                                         180         54,918.48          1
                                       6.500            479.98         74
                                       6.250            479.98
    BOULDER          CO   80302          2            01/15/02         00
    0400544433                           01           03/01/02          0
    1654593                              N            02/01/17
    0


    7377982          E82/G02             F          156,800.00         ZZ
                                         180        156,283.43          1
1


                                       6.500          1,365.90         72
                                       6.250          1,365.90
    ISANTI           MN   55040          2            01/11/02         00
    0400556031                           05           03/01/02          0
    2822157                              O            02/01/17
    0


    7378000          E82/G02             F           83,000.00         ZZ
                                         180         82,723.61          1
                                       6.375            717.33         57
                                       6.125            717.33
    ESTACADA         OR   97023          2            01/11/02         00
    0400559787                           05           03/01/02          0
    0400559787                           O            02/01/17
    0


    7378004          E82/G02             F           85,800.00         ZZ
                                         180         85,523.38          1
                                       6.750            759.25         70
                                       6.500            759.25
    LAS VEGAS        NV   89107          2            01/11/02         00
    0400566493                           05           03/01/02          0
    1922440                              O            02/01/17
    0


    7378018          E82/G02             F          105,000.00         ZZ
                                         180        104,657.80          4
                                       6.625            921.89         72
                                       6.375            921.89
    MILWAUKEE        WI   53222          2            01/15/02         00
    0400569257                           05           03/01/02          0
    4006135                              N            02/01/17
    0


    7385476          E47/G02             F          120,000.00         ZZ
                                         180        119,613.11          1
                                       6.750          1,061.89         72
                                       6.500          1,061.89
    CUERO            TX   77954          5            01/25/02         00
    0433702131                           05           03/01/02          0
    7362510948                           O            02/01/17
    0


    7391774          624/G02             F          180,000.00         ZZ
                                         180        179,419.66          1
                                       6.750          1,592.84         60
                                       6.500          1,592.84
    SAN DIEGO        CA   92126          5            01/17/02         00
    0433618931                           05           03/01/02          0
1


    37005820013F                         O            02/01/17
    0


    7392424          N74/G02             F           70,700.00         ZZ
                                         180         70,472.06          1
                                       6.750            625.63         55
                                       6.500            625.63
    HOUSTON          TX   77057          2            01/21/02         00
    0433624087                           01           03/01/02          0
    0029737010                           O            02/01/17
    0


    7400410          E22/G02             F          289,150.00         ZZ
                                         180        288,217.75          1
                                       6.750          2,558.72         73
                                       6.500          2,558.72
    SPRING           TX   77389          2            01/10/02         00
    0413368309                           05           03/01/02          0
    0413368309                           O            02/01/17
    0


    7400454          E22/G02             F           70,000.00         ZZ
                                         180         69,782.46          1
                                       7.625            653.89         79
                                       7.375            653.89
    KALISPELL        MT   59901          5            01/10/02         00
    0413420696                           05           03/01/02          0
    0413420696                           O            02/01/17
    0


    7400504          E22/G02             F          222,400.00         ZZ
                                         180        221,735.67          1
                                       7.625          2,077.50         80
                                       7.375          2,077.50
    GROSSE POINTE W  MI   48236          5            01/10/02         00
    0413462565                           05           03/01/02          0
    0413462565                           O            02/01/17
    0


    7400550          E22/G02             F           74,400.00         ZZ
                                         180         74,162.71          1
                                       6.875            663.54         80
                                       6.625            663.54
    AMARILLO         TX   79110          5            01/10/02         00
    0413499534                           05           03/01/02          0
    0413499534                           O            02/01/17
    0


1


    7401244          E82/G02             F           57,450.00         ZZ
                                         180         57,270.71          2
                                       7.125            520.40         67
                                       6.875            520.40
    DAVENPORT        IA   52804          2            01/10/02         00
    0400549267                           05           03/01/02          0
    1617458                              N            02/01/17
    0


    7401248          E82/G02             F          143,000.00         ZZ
                                         180        142,523.81          1
                                       6.375          1,235.88         80
                                       6.125          1,235.88
    MANTECA          CA   95336          2            01/11/02         00
    0400558847                           05           03/01/02          0
    0400558847                           O            02/01/17
    0


    7401254          E82/G02             F           61,500.00         ZZ
                                         180         61,001.72          2
                                       6.750            544.22         54
                                       6.500            544.22
    COLTON           CA   92324          2            01/15/02         00
    0400545273                           05           03/01/02          0
    1573137                              N            02/01/17
    0


    7403288          144/144             F           82,000.00         ZZ
                                         180         81,735.62          1
                                       6.750            725.63         37
                                       6.500            725.63
    LAKE KATRINE     NY   12449          5            01/24/02         00
    1                                    05           03/01/02          0
    1                                    O            02/01/17
    0


    7403350          N74/G02             F           95,000.00         ZZ
                                         180         94,693.72          1
                                       6.750            840.66         76
                                       6.500            840.66
    CHANDLER         TX   75758          5            01/25/02         00
    0433625944                           05           03/01/02          0
    0029769010                           O            02/01/17
    0


    7404774          E86/G02             F          318,000.00         ZZ
                                         180        318,000.00          2
                                       7.250          2,902.90         77
                                       7.000          2,902.90
1


    PORTCHESTER      NY   10573          2            01/30/02         00
    0433705373                           05           04/01/02          0
    331191                               O            03/01/17
    0


    7406942          X53/G02             F           88,350.00         ZZ
                                         180         88,088.97          2
                                       7.750            831.62         64
                                       7.500            831.62
    SMYRNA           GA   30080          2            01/22/02         00
    0433649084                           05           03/01/02          0
    686                                  N            02/01/17
    0


    7409802          420/G02             F          252,000.00         ZZ
                                         180        251,169.81          1
                                       6.500          2,195.19         80
                                       6.250          2,195.19
    KELSEYVILLE      CA   95451          5            01/22/02         00
    0433649803                           05           03/01/02          0
    71002758                             O            02/01/17
    0


    7410390          601/G02             F           78,700.00         ZZ
                                         180         78,700.00          1
                                       7.250            718.43         75
                                       7.000            718.43
    SMYRNA           GA   30080          2            02/14/02         00
    0433726478                           07           04/01/02          0
    61118170                             N            03/01/17
    0


    7411588          624/G02             F           73,500.00         ZZ
                                         180         73,265.58          1
                                       6.875            655.51         30
                                       6.625            655.51
    SAN DIEGO        CA   92154          2            01/18/02         00
    0433631272                           03           03/01/02          0
    37019920013F                         N            02/01/17
    0


    7412564          144/144             F          250,000.00         ZZ
                                         180        248,365.96          1
                                       6.625          2,194.98         11
                                       6.375          2,194.98
    SYOSSET          NY   11791          5            12/14/01         00
    176796304                            05           02/01/02          0
    176796304                            O            01/01/17
    0
1




    7413354          F28/G02             F          620,000.00         ZZ
                                         180        615,815.43          1
                                       6.250          5,316.02         73
                                       6.000          5,316.02
    PRESCOTT         AZ   86305          5            12/11/01         00
    0433607801                           05           02/01/02          0
    7827128                              O            01/01/17
    0


    7413554          F28/G02             F          370,000.00         ZZ
                                         180        367,658.53          1
                                       7.000          3,325.66         79
                                       6.750          3,325.66
    NEEDHAM          MA   02492          5            12/17/01         00
    0433608767                           05           02/01/02          0
    7739556                              O            01/01/17
    0


    7415550          B44/G02             F          130,500.00         ZZ
                                         180        130,088.28          1
                                       7.000          1,172.97         90
                                       6.750          1,172.97
    MERIDIAN         ID   83642          2            01/25/02         11
    0433645959                           05           03/01/02         12
    4021013                              O            02/01/17
    0


    7418974          975/G02             F          400,000.00         ZZ
                                         180        398,724.25          1
                                       6.875          3,567.42         73
                                       6.625          3,567.42
    YORBA LINDA      CA   92887          5            01/23/02         00
    0433672771                           05           03/01/02          0
    2016494                              O            02/01/17
    0


    7425132          E22/G02             F          144,000.00         ZZ
                                         180        143,515.31          1
                                       6.250          1,234.69         80
                                       6.000          1,234.69
    NASHWAUK         MN   55769          5            01/10/02         00
    0413332909                           05           03/01/02          0
    0413332909                           O            02/01/17
    0


    7425138          E22/G02             F           74,250.00         ZZ
                                         180         74,025.75          1
1


                                       7.500            688.31         90
                                       7.250            688.31
    MILLEN           GA   30442          5            01/11/02         10
    0413368838                           05           03/01/02         12
    0413368838                           O            02/01/17
    0


    7425148          E22/G02             F           51,000.00         ZZ
                                         180         50,839.10          1
                                       7.000            458.40         54
                                       6.750            458.40
    GARLAND          TX   75040          5            01/11/02         00
    0413383217                           05           03/01/02          0
    0413383217                           O            02/01/17
    0


    7425174          E22/G02             F          101,600.00         ZZ
                                         180        101,279.46          1
                                       7.000            913.21         79
                                       6.750            913.21
    PORT ST LUCIE    FL   34984          5            01/11/02         00
    0413406836                           05           03/01/02          0
    0413406836                           O            02/01/17
    0


    7425188          E22/G02             F          153,600.00         ZZ
                                         180        153,104.78          1
                                       6.750          1,359.22         80
                                       6.500          1,359.22
    DENTON           TX   76205          5            01/11/02         00
    0413422791                           05           03/01/02          0
    0413422791                           O            02/01/17
    0


    7425276          E22/G02             F           93,000.00         ZZ
                                         180         92,706.59          1
                                       7.000            835.91         78
                                       6.750            835.91
    MIAMI            FL   33184          2            01/16/02         00
    0413496175                           01           03/01/02          0
    0413496175                           N            02/01/17
    0


    7425296          E22/G02             F          117,000.00         ZZ
                                         180        116,545.02          1
                                       6.875          1,043.47         68
                                       6.625          1,043.47
    ALLEN            TX   75002          5            01/11/02         00
    0413500570                           05           03/01/02          0
1


    0413500570                           O            02/01/17
    0


    7425328          E22/G02             F           70,400.00         ZZ
                                         180         70,175.46          1
                                       6.875            627.87         80
                                       6.625            627.87
    HOUSTON          TX   77083          1            01/16/02         00
    0413529181                           05           03/01/02          0
    0413529181                           O            02/01/17
    0


    7431006          Q99/G02             F          157,250.00         ZZ
                                         180        156,764.57          1
                                       7.250          1,435.48         85
                                       7.000          1,435.48
    PORTERVILLE      CA   93257          2            01/25/02         25
    0433626892                           05           03/01/02          6
    559586366                            O            02/01/17
    0


    7440284          E86/G02             F          102,000.00         ZZ
                                         180        101,368.36          1
                                       7.250            931.12         64
                                       7.000            931.12
    CENTREVILLE      VA   20121          2            12/26/01         00
    0433615903                           09           02/01/02          0
    1                                    N            01/01/17
    0


    7440354          B28/G02             F           98,320.00         ZZ
                                         180         98,019.79          1
                                       7.375            904.47         72
                                       7.125            904.47
    COLORADO SPRING  CO   80909          1            01/31/02         00
    0433702628                           05           03/01/02          0
    04900205                             N            02/01/17
    0


    7441408          E82/G02             F           88,800.00         ZZ
                                         180         88,504.30          1
                                       6.375            767.45         56
                                       6.125            767.45
    HOOKSETT         NH   03106          2            01/14/02         00
    0400542833                           01           03/01/02          0
    5085296                              O            02/01/17
    0


1


    7441414          E82/G02             F           64,300.00         ZZ
                                         180         64,085.88          1
                                       6.375            555.71         55
                                       6.125            555.71
    DALLAS           TX   75240          2            01/14/02         00
    0400550869                           01           03/01/02          0
    1654926                              O            02/01/17
    0


    7441416          E82/G02             F           80,200.00         ZZ
                                         180         79,705.53          1
                                       6.375            693.13         67
                                       6.125            693.13
    FLUSHING         MI   48433          5            01/14/02         00
    0400551859                           05           03/01/02          0
    0400551859                           O            02/01/17
    0


    7441420          E82/G02             F           67,000.00         ZZ
                                         180         66,795.42          2
                                       7.375            616.35         79
                                       7.125            616.35
    SEFFNER          FL   33584          2            01/17/02         00
    0400568820                           05           03/01/02          0
    0400568820                           N            02/01/17
    0


    7441422          E82/G02             F           56,500.00         ZZ
                                         180         56,311.86          1
                                       6.375            488.30         67
                                       6.125            488.30
    LEWISTON         ME   04240          2            01/14/02         00
    0400561262                           05           03/01/02          0
    1638040                              O            02/01/17
    0


    7441438          E82/G02             F          143,500.00         ZZ
                                         180        143,042.33          1
                                       6.875          1,279.81         56
                                       6.625          1,279.81
    NEW ROCHELLE     NY   10801          2            01/14/02         00
    0400556791                           05           03/01/02          0
    3872860                              O            02/01/17
    0


    7441446          E82/G02             F           82,200.00         ZZ
                                         180         81,929.20          1
                                       6.500            716.05         63
                                       6.250            716.05
1


    ELK GROVE VILLA  IL   60007          2            01/14/02         00
    0400550661                           08           03/01/02          0
    1754569                              O            02/01/17
    0


    7441448          E82/G02             F          141,000.00         ZZ
                                         180        140,520.31          1
                                       6.125          1,199.38         68
                                       5.875          1,199.38
    WEEHAWKEN        NJ   07087          2            01/14/02         00
    0400545372                           05           03/01/02          0
    3087721                              O            02/01/17
    0


    7442490          N47/G02             F          148,000.00         ZZ
                                         180        147,517.65          1
                                       6.625          1,299.43         75
                                       6.375          1,299.43
    LOS ANGELES      CA   91331          2            01/23/02         00
    0433648664                           05           03/01/02          0
    30312090                             O            02/01/17
    0


    7446270          G75/G75             F          564,550.00         ZZ
                                         180        558,940.15          1
                                       6.500          4,917.84         48
                                       6.250          4,917.84
    BETHESDA         MD   20817          2            11/20/01         00
    0004509418                           05           01/01/02          0
    04509418                             O            12/01/16
    0


    7448084          U05/G02             F           55,000.00         ZZ
                                         180         54,820.75          1
                                       6.625            482.90         40
                                       6.375            482.90
    FORT WAYNE       IN   46825          2            01/23/02         00
    0433633823                           05           03/01/02          0
    3201832                              O            02/01/17
    0


    7449026          W40/G02             F          120,000.00         ZZ
                                         180        119,608.91          1
                                       6.625          1,053.59         84
                                       6.375          1,053.59
    EASTPOINTE       MI   48021          5            01/25/02         01
    0433683190                           05           03/01/02          6
    00004440                             O            02/01/17
    0
1




    7449340          B57/G02             F          338,600.00         ZZ
                                         180        337,484.51          1
                                       6.500          2,949.57         57
                                       6.250          2,949.57
     TARZANA AREA    CA   91356          2            01/23/02         00
    0433658705                           05           03/01/02          0
    2118001                              O            02/01/17
    0


    7450484          N74/G02             F           33,000.00         ZZ
                                         180         32,899.24          1
                                       7.375            303.57         49
                                       7.125            303.57
    BEDFORD          VA   24523          5            01/22/02         00
    0433701182                           05           03/01/02          0
    50522480                             O            02/01/17
    0


    7451252          N34/G02             F           80,000.00         ZZ
                                         180         79,761.03          1
                                       7.625            747.30         18
                                       7.375            747.30
    CHICAGO          IL   60622          5            01/23/02         00
    0433631488                           05           03/01/02          0
    054942438                            O            02/01/17
    0


    7452610          964/G02             F           49,900.00         T
                                         180         49,435.08          1
                                       7.250            455.52         90
                                       7.000            455.52
    BRIAN HEAD       UT   84719          1            11/30/01         10
    0433617057                           01           01/01/02         25
    172053                               O            12/01/16
    0


    7458486          Q73/G02             F          300,700.00         ZZ
                                         180        299,740.95          1
                                       6.875          2,681.81         75
                                       6.625          2,681.81
    JACKSON          MS   39211          5            01/24/02         00
    0433678794                           05           03/01/02          0
    2899442                              O            02/01/17
    0


    7462636          E22/G02             F          248,000.00         ZZ
                                         180        247,251.01          1
1


                                       7.500          2,298.99         80
                                       7.250          2,298.99
    IRVING           TX   75063          5            01/11/02         00
    0413290636                           03           03/01/02          0
    0413290636                           O            02/01/17
    0


    7462654          E22/G02             F           64,500.00         ZZ
                                         180         64,305.21          1
                                       7.500            597.92         75
                                       7.250            597.92
    KENNEDALE        TX   76060          5            01/11/02         00
    0413384033                           05           03/01/02          0
    0413384033                           O            02/01/17
    0


    7462670          E22/G02             F          163,000.00         ZZ
                                         180        162,480.13          1
                                       6.875          1,453.72         73
                                       6.625          1,453.72
    NEVADA CITY      CA   95959          5            01/09/02         00
    0413425851                           05           03/01/02          0
    0413425851                           O            02/01/17
    0


    7462676          E22/G02             F          375,000.00         ZZ
                                         180        373,816.89          1
                                       7.000          3,370.61         63
                                       6.750          3,370.61
    SAN FRANCISCO    CA   94122          5            01/02/02         00
    0413435942                           05           03/01/02          0
    0413435942                           O            02/01/17
    0


    7462678          E22/G02             F          195,200.00         ZZ
                                         180        194,597.42          1
                                       7.250          1,781.91         80
                                       7.000          1,781.91
    FORNEY           TX   75126          5            01/11/02         00
    0413439308                           05           03/01/02          0
    0413439308                           O            02/01/17
    0


    7462694          E22/G02             F           59,400.00         ZZ
                                         180         59,226.43          1
                                       7.875            563.38         90
                                       7.625            563.38
    BOCA RATON       FL   33486          1            01/17/02         01
    0413480021                           01           03/01/02         25
1


    0413480021                           N            02/01/17
    0


    7462712          E22/G02             F          216,000.00         ZZ
                                         180        215,311.09          1
                                       6.875          1,926.41         80
                                       6.625          1,926.41
    STOCKTON         CA   95207          5            01/08/02         00
    0413489311                           05           03/01/02          0
    0413489311                           O            02/01/17
    0


    7462754          E22/G02             F           50,000.00         ZZ
                                         180         49,845.65          1
                                       7.250            456.43         55
                                       7.000            456.43
    AMARILLO         TX   79102          5            01/11/02         00
    0413509597                           05           03/01/02          0
    0413509597                           O            02/01/17
    0


    7462764          E22/G02             F          140,000.00         ZZ
                                         180        139,543.73          1
                                       6.625          1,229.19         80
                                       6.375          1,229.19
    UPPER PROVIDENC  PA   19063          1            01/17/02         00
    0413518481                           05           03/01/02          0
    0413518481                           O            02/01/17
    0


    7463594          E82/G02             F          114,750.00         ZZ
                                         180        114,395.77          1
                                       7.250          1,047.51         85
                                       7.000          1,047.51
    PORTLAND         TN   37148          5            01/16/02         04
    0400565883                           05           03/01/02         12
    0400565883                           O            02/01/17
    0


    7463604          E82/G02             F          147,000.00         ZZ
                                         180        146,520.91          1
                                       6.625          1,290.65         87
                                       6.375          1,290.65
    BROKEN ARROW     OK   74011          2            01/07/02         04
    0400511333                           05           03/01/02         12
    0400511333                           O            02/01/17
    0


1


    7463624          E82/G02             F          110,300.00         ZZ
                                         180        109,944.38          1
                                       6.750            976.06         80
                                       6.500            976.06
    OKLAHOMA CITY    OK   73162          2            01/16/02         00
    0400555207                           03           03/01/02          0
    1826726                              O            02/01/17
    0


    7463632          E82/G02             F           64,400.00         ZZ
                                         180         64,192.37          4
                                       6.750            569.88         54
                                       6.500            569.88
    SPOKANE          WA   99207          2            01/16/02         00
    0400532602                           05           03/01/02          0
    1747784                              N            02/01/17
    0


    7463644          E82/G02             F          149,000.00         ZZ
                                         180        148,535.00          1
                                       7.125          1,349.69         61
                                       6.875          1,349.69
    BROOKLYN         NY   11234          2            01/18/02         00
    0400558227                           05           03/01/02          0
    0400558227                           N            02/01/17
    0


    7463652          E82/G02             F          112,000.00         ZZ
                                         180        111,634.98          1
                                       6.625            983.35         77
                                       6.375            983.35
    SACRAMENTO       CA   95822          2            01/14/02         00
    0400558839                           05           03/01/02          0
    1700362                              O            02/01/17
    0


    7463656          E82/G02             F           64,500.00         ZZ
                                         180         64,287.52          1
                                       6.500            561.86         62
                                       6.250            561.86
    ARLINGTON HEIGH  IL   60004          2            01/15/02         00
    0400550828                           01           03/01/02          0
    3701847                              O            02/01/17
    0


    7463660          E82/G02             F          100,400.00         ZZ
                                         180        100,065.67          1
                                       6.375            867.71         39
                                       6.125            867.71
1


    MASPETH          NY   11378          2            01/16/02         00
    0400564233                           05           03/01/02          0
    1653596                              O            02/01/17
    0


    7463664          E82/G02             F          144,600.00         ZZ
                                         180        144,128.73          1
                                       6.625          1,269.58         80
                                       6.375          1,269.58
    PEMBROKE PINES   FL   33028          2            01/15/02         00
    0400566535                           03           03/01/02          0
    1740110                              O            02/01/17
    0


    7463668          E82/G02             F           52,000.00         ZZ
                                         180         51,834.16          1
                                       6.875            463.76         62
                                       6.625            463.76
    LAKELAND         FL   33813          2            01/16/02         00
    0400572020                           05           03/01/02          0
    4311257                              O            02/01/17
    0


    7463692          E82/G02             F           82,000.00         ZZ
                                         180         81,735.62          1
                                       6.750            725.63         37
                                       6.500            725.63
    NEILLSVILLE      WI   54456          2            01/15/02         00
    0400564977                           05           03/01/02          0
    0400564977                           O            02/01/17
    0


    7464634          W02/G02             F           98,000.00         ZZ
                                         180         97,677.14          1
                                       6.500            853.69         90
                                       6.250            853.69
    LOUISVILLE       KY   40216          5            01/24/02         14
    0433709821                           05           03/01/02         12
    1000726290                           O            02/01/17
    0


    7466210          K31/G02             F           95,600.00         ZZ
                                         180         95,291.78          1
                                       6.750            845.97         60
                                       6.500            845.97
    DORAVILLE        GA   30340          5            01/24/02         00
    0433618030                           05           03/01/02          0
    1025010785                           N            02/01/17
    0
1




    7466800          601/G02             F          371,500.00         ZZ
                                         180        369,097.76          1
                                       6.750          3,287.44         79
                                       6.500          3,287.44
    LITTLETON        CO   80129          2            12/13/01         00
    0433603701                           03           02/01/02          0
    61059168                             O            01/01/17
    0


    7467920          U05/G02             F           93,000.00         ZZ
                                         180         93,000.00          1
                                       6.875            829.42         70
                                       6.625            829.42
    HIALEAH          FL   33016          5            01/04/02         00
    0433696671                           05           04/01/02          0
    3204280                              O            03/01/17
    0


    7470104          R65/G02             F          300,700.00         ZZ
                                         180        299,719.98          1
                                       6.625          2,640.13         55
                                       6.375          2,640.13
    DUNN LORING      VA   22027          2            01/28/02         00
    0433651783                           03           03/01/02          0
    20016742                             O            02/01/17
    0


    7472386          286/286             F           86,250.00         ZZ
                                         180         85,209.56          2
                                       7.625            805.69         75
                                       7.375            805.69
    WEST SPRINGFIEL  MA   01089          5            10/31/01         00
    570266                               05           12/01/01          0
    570266                               N            11/01/16
    0


    7472388          286/286             F           93,750.00         ZZ
                                         180         92,619.08          2
                                       7.625            875.75         75
                                       7.375            875.75
    WEST SPRINGFIEL  MA   01089          5            10/31/01         00
    570327                               05           12/01/01          0
    570327                               N            11/01/16
    0


    7472390          286/286             F           53,000.00         ZZ
                                         180         52,360.65          1
1


                                       7.625            495.09         68
                                       7.375            495.09
    MIAMISBURG       OH   45342          2            10/30/01         00
    145306                               05           12/01/01          0
    145306                               N            11/01/16
    0


    7472392          286/286             F          215,000.00         ZZ
                                         180        212,908.73          2
                                       6.750          1,902.56         40
                                       6.500          1,902.56
    BRIGHTON         MA   02134          5            11/20/01         00
    656412                               05           01/01/02          0
    656412                               N            12/01/16
    0


    7472394          286/286             F          287,000.00         T
                                         180        284,326.03          1
                                       7.250          2,619.92         39
                                       7.000          2,619.92
    NANTUCKET        MA   02554          2            11/20/01         00
    626405                               05           01/01/02          0
    626405                               O            12/01/16
    0


    7472398          286/286             F          358,000.00         T
                                         180        354,554.94          1
                                       6.875          3,192.84         55
                                       6.625          3,192.84
    KAHULUI          HI   96732          5            11/12/01         00
    671865                               03           01/01/02          0
    671865                               O            12/01/16
    0


    7472402          286/286             F           44,000.00         ZZ
                                         180         43,576.57          1
                                       6.875            392.42         73
                                       6.625            392.42
    BLOOMINGTON      IN   47401          2            11/09/01         00
    671395                               05           01/01/02          0
    671395                               N            12/01/16
    0


    7472404          286/286             F          147,000.00         ZZ
                                         180        145,088.17          1
                                       6.750          1,300.82         80
                                       6.500          1,300.82
    MILAN            IL   61264          2            10/26/01         00
    638995                               05           12/01/01          0
1


    638995                               O            11/01/16
    0


    7472406          286/286             F           26,000.00         ZZ
                                         180         25,657.10          1
                                       7.000            233.70         65
                                       6.750            233.70
    NORTH PROVIDENC  RI   02904          5            11/02/01         00
    571695                               01           12/01/01          0
    571695                               N            11/01/16
    0


    7472408          286/286             F           81,000.00         ZZ
                                         180         79,912.42          1
                                       6.375            700.05         90
                                       6.125            700.05
    ELWOOD           IN   46036          5            10/26/01         11
    585386                               05           12/01/01         25
    585386                               O            11/01/16
    0


    7472410          286/286             F           70,000.00         ZZ
                                         180         69,289.46          1
                                       6.250            600.20         74
                                       6.000            600.20
    TAYLOR           MI   48180          5            11/15/01         00
    594915                               05           01/01/02          0
    594915                               O            12/01/16
    0


    7472412          286/286             F          204,000.00         ZZ
                                         180        202,057.89          1
                                       7.000          1,833.61         80
                                       6.750          1,833.61
    GAITHERSBURG     MD   20879          5            11/16/01         00
    681483                               03           01/01/02          0
    681483                               O            12/01/16
    0


    7472414          286/286             F           77,500.00         ZZ
                                         180         76,448.37          1
                                       6.250            664.51         49
                                       6.000            664.51
    VIRGINIA BEACH   VA   23451          2            10/26/01         00
    637928                               05           12/01/01          0
    637928                               O            11/01/16
    0


1


    7472418          286/286             F           43,350.00         ZZ
                                         180         42,932.84          1
                                       6.875            386.62         85
                                       6.625            386.62
    ALEXANDRIA       VA   22303          2            11/08/01         12
    508867                               06           01/01/02          6
    508867                               N            12/01/16
    0


    7472420          286/286             F          144,000.00         ZZ
                                         180        142,553.75          4
                                       6.375          1,244.53         90
                                       6.125          1,244.53
    AUSTIN           TX   78723          1            11/05/01         11
    658952                               05           01/01/02         20
    658952                               N            12/01/16
    0


    7472424          286/286             F          230,000.00         ZZ
                                         180        227,742.21          2
                                       6.875          2,051.27         65
                                       6.625          2,051.27
    PALISADES PARK   NJ   07650          5            11/14/01         00
    314429                               05           01/01/02          0
    314429                               O            12/01/16
    0


    7472426          286/286             F           87,500.00         ZZ
                                         180         86,253.49          1
                                       6.625            768.25         35
                                       6.375            768.25
    LOS ANELES       CA   90026          2            10/26/01         00
    9560696                              05           12/01/01          0
    9560696                              N            11/01/16
    0


    7472428          286/286             F          274,400.00         ZZ
                                         180        271,870.97          1
                                       7.375          2,524.27         79
                                       7.125          2,524.27
    HYATTSVILLE      MD   20782          5            11/07/01         00
    372327                               05           01/01/02          0
    372327                               O            12/01/16
    0


    7472432          286/286             F          150,000.00         ZZ
                                         180        148,489.24          1
                                       6.875          1,337.79         58
                                       6.625          1,337.79
1


    DEERFIELD        IL   60015          2            11/13/01         00
    651931                               05           01/01/02          0
    651931                               O            12/01/16
    0


    7472434          286/286             F          424,000.00         ZZ
                                         180        420,134.32          1
                                       7.500          3,930.54         80
                                       7.250          3,930.54
    CHICAGO          IL   60647          2            11/09/01         00
    611258                               05           01/01/02          0
    611258                               O            12/01/16
    0


    7472436          286/286             F          144,000.00         ZZ
                                         180        142,549.30          1
                                       6.875          1,284.28         80
                                       6.625          1,284.28
    ALBUQUERQUE      NM   87112          1            11/09/01         00
    686495                               05           01/01/02          0
    686495                               O            12/01/16
    0


    7472438          286/286             F           39,600.00         ZZ
                                         180         39,222.99          1
                                       7.000            355.94         90
                                       6.750            355.94
    INDIANAPOLIS     IN   46202          5            11/07/01         11
    640414                               05           01/01/02         12
    640414                               O            12/01/16
    0


    7472440          286/286             F           68,000.00         ZZ
                                         180         67,170.79          1
                                       7.500            630.37         80
                                       7.250            630.37
    WARRENSBURG      MO   64093          5            10/31/01         00
    591741                               05           12/01/01          0
    591741                               O            11/01/16
    0


    7472442          286/286             F          237,000.00         ZZ
                                         180        234,694.74          1
                                       6.750          2,097.24         79
                                       6.500          2,097.24
    CARMEL           IN   46032          2            10/31/01         00
    385766                               05           01/01/02          0
    385766                               O            12/01/16
    0
1




    7472444          286/286             F           69,600.00         T
                                         180         68,951.52          1
                                       7.250            635.36         80
                                       7.000            635.36
    LOWER TOWNSHIP   NJ   08251          1            11/02/01         00
    172158                               05           01/01/02          0
    172158                               O            12/01/16
    0


    7472446          286/286             F          300,000.00         ZZ
                                         180        296,954.88          1
                                       6.250          2,572.27         79
                                       6.000          2,572.27
    CANTON           OH   44718          2            11/16/01         00
    660121                               05           01/01/02          0
    660121                               O            12/01/16
    0


    7472448          286/286             F           60,000.00         ZZ
                                         180         59,397.41          1
                                       6.375            518.55         53
                                       6.125            518.55
    SALEM            OR   97302          2            11/16/01         00
    9922988                              05           01/01/02          0
    9922988                              N            12/01/16
    0


    7472450          286/286             F          112,500.00         ZZ
                                         180        111,333.67          1
                                       6.000            949.34         75
                                       5.750            949.34
    KENNESAW         GA   30144          5            11/14/01         00
    9911976                              05           01/01/02          0
    9911976                              N            12/01/16
    0


    7472452          286/286             F          195,000.00         ZZ
                                         180        193,143.55          4
                                       7.000          1,752.72         65
                                       6.750          1,752.72
    BLAINE           MN   55014          5            11/12/01         00
    9913194                              05           01/01/02          0
    9913194                              N            12/01/16
    0


    7472454          286/286             F          225,000.00         ZZ
                                         180        220,648.28          1
1


                                       7.125          2,038.12         68
                                       6.875          2,038.12
    BEVERLY HILLS    CA   90211          2            10/19/01         00
    9890641                              01           12/01/01          0
    9890641                              N            11/01/16
    0


    7472456          286/286             F          210,000.00         T
                                         180        206,992.21          1
                                       6.875          1,872.89         75
                                       6.625          1,872.89
    DAVIS            CA   95616          5            11/09/01         00
    9900721                              05           01/01/02          0
    9900721                              O            12/01/16
    0


    7472458          286/286             F           35,000.00         ZZ
                                         180         34,388.87          1
                                       7.625            326.95         80
                                       7.375            326.95
    LOGANSPORT       IN   46947          2            10/26/01         00
    9915793                              05           12/01/01          0
    9915793                              N            11/01/16
    0


    7472460          286/286             F          130,000.00         ZZ
                                         180        128,762.36          1
                                       7.000          1,168.48         64
                                       6.750          1,168.48
    SANTA ANA        CA   92706          5            11/07/01         00
    9919433                              05           01/01/02          0
    9919433                              N            12/01/16
    0


    7472462          286/286             F          250,000.00         ZZ
                                         180        247,695.85          3
                                       7.375          2,299.81         59
                                       7.125          2,299.81
    FOUNTAIN VALLEY  CA   92708          2            11/08/01         00
    9919436                              05           01/01/02          0
    9919436                              N            12/01/16
    0


    7472464          286/286             F           30,500.00         ZZ
                                         180         30,132.02          2
                                       7.625            284.91         34
                                       7.375            284.91
    ST PAUL          MN   55113          2            11/05/01         00
    9911673                              05           12/01/01          0
1


    9911673                              N            11/01/16
    0


    7472466          286/286             F           80,000.00         ZZ
                                         180         78,328.20          1
                                       7.000            719.06         73
                                       6.750            719.06
    PHILADELPHIA     PA   19147          5            11/09/01         00
    700445                               05           01/01/02          0
    700445                               O            12/01/16
    0


    7473480          286/286             F          203,000.00         ZZ
                                         180        201,756.49          1
                                       7.375          1,867.45         74
                                       7.125          1,867.45
    COMMACK          NY   11725          1            12/05/01         00
    613954                               05           02/01/02          0
    613954                               N            01/01/17
    0


    7473482          286/286             F          260,000.00         ZZ
                                         180        257,471.01          1
                                       6.750          2,300.77         69
                                       6.500          2,300.77
    MIAMI            FL   33178          2            11/21/01         00
    689479                               03           01/01/02          0
    689479                               O            12/01/16
    0


    7473484          286/286             F           72,500.00         ZZ
                                         180         70,996.94          1
                                       7.625            677.24         79
                                       7.375            677.24
    DADE CITY        FL   33525          1            10/02/01         00
    585896                               05           11/01/01          0
    585896                               O            10/01/16
    0


    7473486          286/286             F           80,100.00         T
                                         180         79,286.94          1
                                       6.250            686.80         90
                                       6.000            686.80
    POMPANO BEACH    FL   33062          1            11/21/01         10
    693945                               08           01/01/02         25
    693945                               O            12/01/16
    0


1


    7473490          286/286             F          331,200.00         ZZ
                                         180        327,737.14          1
                                       6.250          2,839.79         80
                                       6.000          2,839.79
    VIRGINIA BEACH   VA   23454          2            11/26/01         00
    856286                               05           01/01/02          0
    856286                               O            12/01/16
    0


    7473492          286/286             F           57,500.00         ZZ
                                         180         56,916.35          1
                                       6.250            493.02         60
                                       6.000            493.02
    KINGWOOD         TX   77345          2            11/30/01         00
    836572                               03           01/01/02          0
    836572                               N            12/01/16
    0


    7473494          286/286             F           48,150.00         ZZ
                                         180         47,606.93          1
                                       6.500            419.44         90
                                       6.250            419.44
    PROVIDENCE       RI   02909          1            11/26/01         11
    832158                               05           01/01/02         25
    832158                               O            12/01/16
    0


    7473496          286/286             F          100,000.00         ZZ
                                         180         99,107.92          1
                                       7.750            941.28         80
                                       7.375            941.28
    UPPER DARBY      PA   19082          1            11/14/01         00
    172150                               05           01/01/02          0
    172150                               O            12/01/16
    0


    7473498          286/286             F           42,250.00         ZZ
                                         180         41,060.98          1
                                       6.875            376.81         65
                                       6.625            376.81
    CHICAGO          IL   60644          1            12/04/01         00
    586009                               01           02/01/02          0
    586009                               O            01/01/17
    0


    7473500          286/286             F           81,000.00         ZZ
                                         180         80,220.50          1
                                       6.875            722.41         75
                                       6.625            722.41
1


    ORION            IL   61273          5            11/26/01         00
    694559                               05           01/01/02          0
    694559                               O            12/01/16
    0


    7473502          286/286             F           50,000.00         ZZ
                                         180         49,657.73          2
                                       6.875            445.93         52
                                       6.625            445.93
    MEDFORD          OR   97501          5            12/04/01         00
    861507                               05           02/01/02          0
    861507                               N            01/01/17
    0


    7473504          286/286             F           57,750.00         ZZ
                                         180         57,388.47          1
                                       7.125            523.12         75
                                       6.875            523.12
    SAVANNAH         GA   31404          5            12/03/01         00
    835351                               05           02/01/02          0
    835351                               N            01/01/17
    0


    7473506          286/286             F           71,250.00         ZZ
                                         180         70,803.96          1
                                       7.125            645.41         75
                                       6.875            645.41
    SAVANNAH         GA   31404          5            12/03/01         00
    835375                               05           02/01/02          0
    835375                               N            01/01/17
    0


    7473508          286/286             F           45,000.00         ZZ
                                         180         44,312.92          1
                                       6.500            392.00         65
                                       6.250            392.00
    PROVIDENCE       RI   02909          2            12/04/01         00
    693297                               05           01/01/02          0
    693297                               N            12/01/16
    0


    7473510          286/286             F           77,000.00         ZZ
                                         180         75,824.41          2
                                       6.500            670.76         59
                                       6.250            670.76
    PROVIDENCE       RI   02909          2            12/04/01         00
    693332                               05           01/01/02          0
    693332                               N            12/01/16
    0
1




    7473512          286/286             F           82,800.00         ZZ
                                         180         82,298.30          1
                                       7.500            767.57         90
                                       7.250            767.57
    PATERSON         NJ   07503          2            11/28/01         12
    414732                               01           02/01/02         25
    414732                               N            01/01/17
    0


    7473514          286/286             F          130,667.00         ZZ
                                         180        129,368.58          4
                                       6.500          1,138.25         80
                                       6.250          1,138.25
    PHOENIX          AZ   85018          1            11/27/01         00
    857936                               05           01/01/02          0
    857936                               N            12/01/16
    0


    7473516          286/286             F          130,667.00         ZZ
                                         180        129,368.58          4
                                       6.500          1,138.25         80
                                       6.250          1,138.25
    PHOENIX          AZ   85018          1            11/27/01         00
    857967                               05           01/01/02          0
    857967                               N            12/01/16
    0


    7473518          286/286             F          130,667.00         ZZ
                                         180        129,368.58          4
                                       6.500          1,138.25         80
                                       6.250          1,138.25
    PHOENIX          AZ   85018          1            11/27/01         00
    857978                               05           01/01/02          0
    857978                               N            12/01/16
    0


    7473520          286/286             F          112,050.00         ZZ
                                         180        111,039.46          4
                                       7.625          1,046.70         90
                                       7.375          1,046.70
    GALVESTON        TX   77550          1            11/29/01         21
    9682631                              05           01/01/02         25
    9682631                              N            12/01/16
    0


    7473522          286/286             F           80,000.00         ZZ
                                         180         79,238.36          1
1


                                       7.000            719.07         62
                                       6.750            719.07
    GILBERT          AZ   85234          5            11/27/01         00
    832500                               05           01/01/02          0
    832500                               O            12/01/16
    0


    7473524          286/286             F           57,800.00         ZZ
                                         180         57,363.80          1
                                       7.000            519.53         56
                                       6.750            519.53
    WILLOUGHBY       OH   44094          2            11/29/01         00
    690437                               05           02/01/02          0
    690437                               O            01/01/17
    0


    7473526          286/286             F          121,500.00         ZZ
                                         180        120,392.27          4
                                       7.500          1,126.32         90
                                       7.250          1,126.32
    NEW BEDFORD      MA   02740          1            11/28/01         14
    9923074                              05           01/01/02         25
    9923074                              N            12/01/16
    0


    7473528          286/286             F           85,700.00         ZZ
                                         180         84,918.67          3
                                       7.500            794.45         84
                                       7.250            794.45
    NEW BEDFORD      MA   02740          1            11/28/01         14
    9923082                              05           01/01/02         25
    9923082                              N            12/01/16
    0


    7473536          286/286             F           62,800.00         ZZ
                                         180         62,399.65          1
                                       7.500            582.17         80
                                       7.250            582.17
    MIAMI            FL   33125          1            12/04/01         00
    686253                               01           02/01/02          0
    686253                               O            01/01/17
    0


    7478380          889/G02             F          108,000.00         ZZ
                                         180        107,338.45          4
                                       7.375            993.51         90
                                       7.125            993.51
    BRAWLEY          CA   92227          1            12/19/01         11
    0433612231                           05           02/01/02         25
1


    316691                               N            01/01/17
    0


    7486178          E22/G02             F           75,000.00         ZZ
                                         180         74,773.49          1
                                       7.500            695.26         75
                                       7.250            695.26
    MESQUITE         TX   75150          5            01/14/02         00
    0413370891                           05           03/01/02          0
    0413370891                           O            02/01/17
    0


    7486210          E22/G02             F           96,000.00         ZZ
                                         180         95,693.82          1
                                       6.875            856.18         80
                                       6.625            856.18
    BONHAM           TX   75418          5            01/09/02         00
    0413409459                           05           03/01/02          0
    0413409459                           O            02/01/17
    0


    7486226          E22/G02             F          196,200.00         ZZ
                                         180        195,581.00          1
                                       7.000          1,763.50         90
                                       6.750          1,763.50
    DEERFIELD        WI   53531          2            01/16/02         04
    0413437294                           05           03/01/02         12
    0413437294                           O            02/01/17
    0


    7486240          E22/G02             F          225,000.00         ZZ
                                         180        224,327.90          1
                                       7.625          2,101.79         78
                                       7.375          2,101.79
    WIMBERLEY        TX   78676          5            01/11/02         00
    0413445966                           05           03/01/02          0
    0413445966                           O            02/01/17
    0


    7486248          E22/G02             F          292,000.00         ZZ
                                         180        291,068.71          1
                                       6.875          2,604.21         80
                                       6.625          2,604.21
    PARKER           CO   80134          5            01/10/02         00
    0413453077                           03           03/01/02          0
    0413453077                           O            02/01/17
    0


1


    7486262          E22/G02             F          193,500.00         ZZ
                                         180        192,915.61          1
                                       7.500          1,793.77         90
                                       7.250          1,793.77
    BRENTWOOD        NY   11717          1            01/18/02         04
    0413469487                           05           03/01/02         30
    0413469487                           O            02/01/17
    0


    7486274          E22/G02             F           70,200.00         ZZ
                                         180         69,985.65          1
                                       7.375            645.79         90
                                       7.125            645.79
    HALLSBORO        NC   28442          5            01/14/02         10
    0413477761                           05           03/01/02         12
    0413477761                           O            02/01/17
    0


    7486282          E22/G02             F           75,000.00         ZZ
                                         180         74,571.00          1
                                       7.375            689.94         29
                                       7.125            689.94
    AUSTIN           TX   78749          5            01/14/02         00
    0413483173                           03           03/01/02          0
    0413483173                           O            02/01/17
    0


    7486284          E22/G02             F           80,000.00         ZZ
                                         180         79,742.07          1
                                       6.750            707.93         69
                                       6.500            707.93
    NAPLES           FL   34113          2            01/14/02         00
    0413484734                           05           03/01/02          0
    0413484734                           O            02/01/17
    0


    7486288          E22/G02             F          118,000.00         ZZ
                                         180        117,619.56          1
                                       6.750          1,044.19         79
                                       6.500          1,044.19
    THE WOODLANDS    TX   77381          5            01/14/02         00
    0413491267                           03           03/01/02          0
    0413491267                           O            02/01/17
    0


    7486294          E22/G02             F           40,000.00         ZZ
                                         180         39,881.82          1
                                       7.750            376.51         87
                                       7.500            376.51
1


    ROSE HILL        MS   39356          2            01/14/02         01
    0413491713                           05           03/01/02         12
    0413491713                           O            02/01/17
    0


    7486378          E22/G02             F          302,700.00         ZZ
                                         180        301,734.58          1
                                       6.875          2,699.64         68
                                       6.625          2,699.64
    SAN ANTONIO      TX   78260          5            01/14/02         00
    0413523051                           05           03/01/02          0
    0413523051                           O            02/01/17
    0


    7486386          E22/G02             F          290,000.00         ZZ
                                         180        289,065.01          1
                                       6.750          2,566.24         79
                                       6.500          2,566.24
    PRINCETON        NJ   08540          2            01/14/02         00
    0413526161                           01           03/01/02          0
    0413526161                           O            02/01/17
    0


    7487024          738/G02             F          100,000.00         ZZ
                                         180         99,666.99          1
                                       6.375            864.26         42
                                       6.125            864.26
    HAMILTON         GA   31811          5            12/28/01         00
    0433753746                           05           03/01/02          0
    40212946                             O            02/01/17
    0


    7489454          U05/G02             F          203,450.00         ZZ
                                         180        202,801.12          1
                                       6.875          1,814.48         71
                                       6.625          1,814.48
    FRISCO           TX   75035          1            01/28/02         00
    0433643202                           03           03/01/02          0
    3205050                              O            02/01/17
    0


    7490608          076/076             F           34,998.00         ZZ
                                         180         34,785.94          2
                                       7.500            324.44         54
                                       7.250            324.44
    MIAMI            FL   33147          5            12/07/01         00
    1625075                              05           02/01/02          0
    1625075                              N            01/01/17
    0
1




    7490610          076/076             F          272,000.00         ZZ
                                         180        269,297.18          1
                                       6.500          2,369.41         80
                                       6.250          2,369.41
    AMES             IA   50014          2            11/26/01         00
    1771219                              05           01/01/02          0
    1771219                              O            12/01/16
    0


    7490612          076/076             F          400,000.00         ZZ
                                         180        394,742.07          1
                                       6.625          3,511.98         63
                                       6.375          3,511.98
    FEASTERVILLE     PA   18966          2            10/25/01         00
    1989850                              05           12/01/01          0
    1989850                              O            11/01/16
    0


    7490614          076/076             F          239,000.00         ZZ
                                         180        236,675.31          1
                                       6.750          2,114.93         79
                                       6.500          2,114.93
    JESUP            GA   31545          2            11/30/01         00
    2266372                              05           01/01/02          0
    2266372                              O            12/01/16
    0


    7492838          G34/G02             F           34,500.00         ZZ
                                         180         34,396.95          1
                                       7.625            322.27         75
                                       7.375            322.27
    FORT WORTH       TX   76114          5            01/25/02         00
    0433656360                           05           03/01/02          0
    850213917                            N            02/01/17
    0


    7493786          A52/G02             F          209,925.00         ZZ
                                         180        209,255.47          1
                                       6.875          1,872.23         75
                                       6.625          1,872.23
    CHATTANOOGA      TN   37421          1            01/25/02         00
    0433623592                           05           03/01/02          0
    18006                                O            02/01/17
    0


    7496548          U05/G02             F          120,000.00         ZZ
                                         180        119,633.59          2
1


                                       7.375          1,103.91         72
                                       7.125          1,103.91
    STOCKTON         CA   95209          5            01/25/02         00
    0433702677                           05           03/01/02          0
    3196322                              O            02/01/17
    0


    7501866          H76/G02             F           75,000.00         ZZ
                                         180         74,760.79          2
                                       6.875            668.90         19
                                       6.625            668.90
    NEWPORT          RI   02840          5            01/25/02         00
    0433661030                           05           03/01/02          0
    2001413569                           O            02/01/17
    0


    7504096          T44/G02             F          108,000.00         T
                                         180        107,655.55          1
                                       6.875            963.20         75
                                       6.625            963.20
    TEHACHAPI        CA   93561          1            01/29/02         00
    0433659091                           03           03/01/02          0
    1032509                              O            02/01/17
    0


    7504292          W68/G02             F          109,900.00         ZZ
                                         180        109,900.00          1
                                       7.750          1,034.46         48
                                       7.500          1,034.46
    DRIPPING SPRING  TX   78620          5            02/13/02         00
    0433746260                           05           04/01/02          0
    24689                                O            03/01/17
    0


    7510994          E22/G02             F          185,000.00         ZZ
                                         180        184,422.65          1
                                       7.125          1,675.79         78
                                       6.875          1,675.79
    SOUTH WINDSOR    CT   06074          5            01/15/02         00
    0413165259                           05           03/01/02          0
    0413165259                           O            02/01/17
    0


    7511006          E22/G02             F           95,250.00         ZZ
                                         180         94,936.21          1
                                       6.500            829.73         18
                                       6.250            829.73
    HOUSTON          TX   77057          2            01/16/02         00
    0413240300                           05           03/01/02          0
1


    0413240300                           O            02/01/17
    0


    7511008          E22/G02             F          453,750.00         ZZ
                                         180        452,287.06          1
                                       6.750          4,015.28         75
                                       6.500          4,015.28
    JERICHO          NY   11753          5            01/16/02         00
    0413244120                           07           03/01/02          0
    0413244120                           O            02/01/17
    0


    7511034          E22/G02             F          147,600.00         ZZ
                                         180        147,134.33          1
                                       7.000          1,326.67         71
                                       6.750          1,326.67
    DALLAS           TX   75220          5            01/16/02         00
    0413372871                           05           03/01/02          0
    0413372871                           O            02/01/17
    0


    7511040          E22/G02             F           82,500.00         ZZ
                                         180         82,250.84          1
                                       7.500            764.79         75
                                       7.250            764.79
    SAN ANTONIO      TX   78217          5            01/22/02         00
    0413378415                           05           03/01/02          0
    0413378415                           N            02/01/17
    0


    7511044          E22/G02             F          115,000.00         ZZ
                                         180        114,625.21          1
                                       6.625          1,009.69         46
                                       6.375          1,009.69
    BELLEVILLE       NJ   07109          5            01/15/02         00
    0413394040                           05           03/01/02          0
    0413394040                           O            02/01/17
    0


    7511046          E22/G02             F          143,000.00         ZZ
                                         180        142,563.36          1
                                       7.375          1,315.49         63
                                       7.125          1,315.49
    FORT WORTH       TX   76109          5            01/14/02         00
    0413403015                           05           03/01/02          0
    0413403015                           O            02/01/17
    0


1


    7511078          E22/G02             F          115,200.00         ZZ
                                         180        114,828.58          1
                                       6.750          1,019.42         80
                                       6.500          1,019.42
    NIEDERWALD       TX   78640          5            01/16/02         00
    0413443805                           05           03/01/02          0
    0413443805                           O            02/01/17
    0


    7511086          E22/G02             F          270,000.00         ZZ
                                         180        269,138.87          1
                                       6.875          2,408.01         74
                                       6.625          2,408.01
    CONCORD          CA   94519          5            01/10/02         00
    0413447343                           05           03/01/02          0
    0413447343                           O            02/01/17
    0


    7511116          E22/G02             F           58,000.00         ZZ
                                         180         57,820.96          1
                                       7.250            529.46         63
                                       7.000            529.46
    GRAND PRAIRIE    TX   75052          5            01/15/02         00
    0413476268                           05           03/01/02          0
    0413476268                           O            02/01/17
    0


    7511148          E22/G02             F           88,800.00         ZZ
                                         180         88,513.70          1
                                       6.750            785.80         83
                                       6.500            785.80
    MIAMI            FL   33056          5            01/15/02         01
    0413492919                           05           03/01/02          6
    0413492919                           O            02/01/17
    0


    7511152          E22/G02             F           72,000.00         ZZ
                                         180         71,765.34          1
                                       6.625            632.16         75
                                       6.375            632.16
    MIAMI            FL   33184          2            01/16/02         00
    0413494105                           01           03/01/02          0
    0413494105                           O            02/01/17
    0


    7511188          E22/G02             F          144,200.00         ZZ
                                         180        143,740.10          1
                                       6.875          1,286.05         65
                                       6.625          1,286.05
1


    CARROLLTON       TX   75007          5            01/15/02         00
    0413512435                           05           03/01/02          0
    0413512435                           O            02/01/17
    0


    7512804          E82/G02             F          184,000.00         ZZ
                                         180        183,400.32          1
                                       6.625          1,615.51         80
                                       6.375          1,615.51
    WEST SAYVILLE    NY   11796          5            01/17/02         00
    0400548053                           05           03/01/02          0
    0400548053                           O            02/01/17
    0


    7512818          E82/G02             F          124,000.00         ZZ
                                         180        123,578.15          1
                                       6.125          1,054.77         74
                                       5.875          1,054.77
    HOLLYWOOD        FL   33021          2            01/17/02         00
    0400549820                           05           03/01/02          0
    3290727                              O            02/01/17
    0


    7512828          E82/G02             F           75,000.00         ZZ
                                         180         74,768.48          2
                                       7.250            684.65         67
                                       7.000            684.65
    RIVERSIDE        CA   92504          2            01/22/02         00
    0400556619                           05           03/01/02          0
    3528663                              N            02/01/17
    0


    7512830          E82/G02             F           42,100.00         ZZ
                                         180         41,964.26          1
                                       6.750            372.55         60
                                       6.500            372.55
    SAN ANTONIO      TX   78233          2            01/23/02         00
    0400551263                           05           03/01/02          0
    7512830                              N            02/01/17
    0


    7512842          E82/G02             F          102,500.00         ZZ
                                         180        102,158.67          1
                                       6.375            885.86         73
                                       6.125            885.86
    CARTERET         NJ   08846          2            01/18/02         00
    0400563979                           05           03/01/02          0
    1993844                              O            02/01/17
    0
1




    7512856          E82/G02             F          210,000.00         ZZ
                                         180        209,300.70          3
                                       6.375          1,814.93         49
                                       6.125          1,814.93
    BROOKLYN         NY   11218          2            01/17/02         00
    0400518924                           05           03/01/02          0
    0400518924                           O            02/01/17
    0


    7512862          E82/G02             F          309,500.00         ZZ
                                         180        308,469.37          1
                                       6.375          2,674.85         84
                                       6.125          2,674.85
    ST CLOUD         MN   56301          2            01/18/02         04
    0400545620                           05           03/01/02          6
    1895999                              O            02/01/17
    0


    7512866          E82/G02             F           89,100.00         ZZ
                                         180         88,806.47          1
                                       6.500            776.16         29
                                       6.250            776.16
    ALEXANDRIA       VA   22301          2            01/18/02         00
    0400558581                           05           03/01/02          0
    1558432                              O            02/01/17
    0


    7513178          N74/G02             F           68,400.00         ZZ
                                         180         68,181.85          1
                                       6.875            610.03         80
                                       6.625            610.03
    LITTLE ROCK      AR   72206          5            01/25/02         00
    0433639598                           05           03/01/02          0
    0029786010                           O            02/01/17
    0


    7516496          W39/G02             F           52,000.00         ZZ
                                         180         51,839.48          1
                                       7.250            474.69         75
                                       7.000            474.69
    LAFAYETTE        LA   70503          2            01/31/02         00
    0433658325                           05           03/01/02          0
    02010103                             O            02/01/17
    0


    7529680          F89/G02             F          124,000.00         ZZ
                                         180        124,000.00          1
1


                                       6.500          1,080.17         80
                                       6.250          1,080.17
    IDNIO            CA   92201          2            02/08/02         00
    0433697331                           05           04/01/02          0
    11717497                             O            03/01/17
    0


    7530184          U05/G02             F          197,000.00         ZZ
                                         180        197,000.00          1
                                       7.000          1,770.69         72
                                       6.750          1,770.69
    GARDEN GROVE     CA   92840          2            02/05/02         00
    0433710852                           05           04/01/02          0
    3190768                              O            03/01/17
    0


    7535878          E22/G02             F           70,000.00         ZZ
                                         180         69,779.15          1
                                       7.000            629.18         54
                                       6.750            629.18
    BULVERDE         TX   78163          5            01/15/02         00
    0413372475                           05           03/01/02          0
    0413372475                           O            02/01/17
    0


    7535888          E22/G02             F           76,500.00         ZZ
                                         120         76,058.02          1
                                       7.000            888.23         77
                                       6.750            888.23
    BRYAN            TX   77807          5            01/14/02         00
    0413401290                           03           03/01/02          0
    0413401290                           O            02/01/12
    0


    7535912          E22/G02             F          139,000.00         ZZ
                                         180        138,589.34          1
                                       7.750          1,308.37         67
                                       7.500          1,308.37
    CRANSTON         RI   02921          5            01/17/02         00
    0413450420                           05           03/01/02          0
    0413450420                           O            02/01/17
    0


    7535916          E22/G02             F          107,000.00         ZZ
                                         180        106,669.70          2
                                       7.250            976.76         40
                                       7.000            976.76
    LYNN             MA   01905          5            01/17/02         00
    0413456088                           05           03/01/02          0
1


    0413456088                           O            02/01/17
    0


    7535978          E22/G02             F          510,000.00         ZZ
                                         180        508,355.71          1
                                       6.750          4,513.04         79
                                       6.500          4,513.04
    SAN FRANCISCO    CA   94132          5            01/11/02         00
    0413508292                           05           03/01/02          0
    0413508292                           O            02/01/17
    0


    7535980          E22/G02             F          105,000.00         ZZ
                                         180        104,654.09          1
                                       6.500            914.66         69
                                       6.250            914.66
    HERNDON          VA   20170          2            01/15/02         00
    0413508896                           09           03/01/02          0
    0413508896                           O            02/01/17
    0


    7537418          883/G02             F           28,000.00         ZZ
                                         180         28,000.00          1
                                       7.750            263.56         80
                                       7.500            263.56
    DECATUR          GA   30032          1            02/06/02         00
    0433672581                           05           04/01/02          0
    05016038                             N            03/01/17
    0


    7538172          E82/G02             F           61,750.00         ZZ
                                         180         61,561.46          1
                                       7.375            568.05         69
                                       7.125            568.05
    HOUSTON          TX   77092          2            01/25/02         00
    0400556122                           03           03/01/02          0
    3910567                              N            02/01/17
    0


    7538174          E82/G02             F           61,600.00         ZZ
                                         180         61,411.91          1
                                       7.375            566.67         69
                                       7.125            566.67
    HOUSTON          TX   77092          2            01/25/02         00
    0400556130                           03           03/01/02          0
    3896747                              N            02/01/17
    0


1


    7538176          E82/G02             F          240,600.00         ZZ
                                         180        239,865.35          1
                                       7.375          2,213.34         67
                                       7.125          2,213.34
    HOUSTON          TX   77066          2            01/25/02         00
    0400556148                           05           03/01/02          0
    3897018                              N            02/01/17
    0


    7538178          E82/G02             F           80,900.00         ZZ
                                         180         78,363.49          1
                                       6.875            721.51         42
                                       6.625            721.51
    BRIGHTON         MA   02135          2            01/23/02         00
    0400558664                           01           03/01/02          0
    1708480                              N            02/01/17
    0


    7538188          E82/G02             F          365,000.00         ZZ
                                         180        363,835.88          1
                                       6.875          3,255.27         71
                                       6.625          3,255.27
    WOODRIDGE        VA   22191          5            01/18/02         00
    0400555579                           03           03/01/02          0
    0400555579                           O            02/01/17
    0


    7538190          E82/G02             F           97,100.00         ZZ
                                         180         96,786.94          1
                                       6.750            859.25         82
                                       6.500            859.25
    ANTIOCH          TN   37013          2            01/23/02         04
    0400526828                           03           03/01/02         12
    1552971                              N            02/01/17
    0


    7538192          E82/G02             F           81,300.00         ZZ
                                         180         79,974.53          1
                                       7.000            730.75         55
                                       6.750            730.75
    CHARLOTTE        NC   28277          2            01/18/02         00
    0400562823                           05           03/01/02          0
    1598119                              O            02/01/17
    0


    7538194          E82/G02             F           61,400.00         ZZ
                                         180         61,204.17          1
                                       6.875            547.60         86
                                       6.625            547.60
1


    NASHVILLE        TN   37211          2            01/23/02         04
    0400526794                           05           03/01/02         20
    1552966                              N            02/01/17
    0


    7538196          E82/G02             F           88,800.00         ZZ
                                         180         88,507.46          1
                                       6.500            773.54         80
                                       6.250            773.54
    NASHVILLE        TN   37211          2            01/23/02         00
    0400526786                           05           03/01/02          0
    1553198                              N            02/01/17
    0


    7538198          E82/G02             F           19,000.00         ZZ
                                         180         18,943.25          1
                                       7.625            177.48         31
                                       7.375            177.48
    GAINESVILLE      GA   30501          2            01/24/02         00
    0400566444                           05           03/01/02          0
    7538198                              N            02/01/17
    0


    7538204          E82/G02             F          112,300.00         ZZ
                                         180        111,937.94          1
                                       6.750            993.75         80
                                       6.500            993.75
    COCONUT CREEK    FL   33066          2            01/17/02         00
    0400561197                           03           03/01/02          0
    3831350                              O            02/01/17
    0


    7539522          N74/G02             F           67,500.00         ZZ
                                         180         67,296.15          1
                                       7.500            625.73         90
                                       7.250            625.73
    NORTH LITTLE RO  AR   72120          5            01/28/02         10
    0433724929                           05           03/01/02         25
    0029798010                           O            02/01/17
    0


    7542300          Q59/G02             F          394,000.00         ZZ
                                         180        394,000.00          1
                                       7.000          3,541.38         64
                                       6.750          3,541.38
    LOS ANGELES      CA   90005          2            01/29/02         00
    0433657301                           05           04/01/02          0
    400042                               O            03/01/17
    0
1




    7545236          420/G02             F          195,000.00         ZZ
                                         180        195,000.00          1
                                       6.750          1,725.57         49
                                       6.500          1,725.57
    NAPA             CA   94558          5            01/30/02         00
    0433680923                           05           04/01/02          0
    71003125                             O            03/01/17
    0


    7546970          N47/G02             F          302,400.00         ZZ
                                         180        301,403.77          1
                                       6.500          2,634.23         80
                                       6.250          2,634.23
    EL CERRITO       CA   94530          5            01/17/02         00
    0433647815                           05           03/01/02          0
    20520039                             O            02/01/17
    0


    7547394          R65/G02             F          618,000.00         ZZ
                                         180        618,000.00          1
                                       6.875          5,511.66         78
                                       6.625          5,511.66
    MURRIETA         CA   92562          2            02/01/02         00
    0433664356                           03           04/01/02          0
    1                                    O            03/01/17
    0


    7550404          N74/G02             F           61,000.00         ZZ
                                         180         61,000.00          1
                                       7.875            578.55         69
                                       7.625            578.55
    CONWAY           AR   72034          5            01/29/02         00
    0433656337                           05           04/01/02          0
    0029802010                           O            03/01/17
    0


    7552964          Q06/G02             F           95,188.00         ZZ
                                         180         94,877.78          1
                                       6.625            835.74         80
                                       6.375            835.74
    HOLYOKE          MA   01040          5            01/30/02         00
    0433645462                           05           03/01/02          0
    1                                    O            02/01/17
    0


    7556314          E22/G02             F          173,000.00         ZZ
                                         180        172,436.17          1
1


                                       6.625          1,518.93         79
                                       6.375          1,518.93
    WEST HARTFORD    CT   06107          5            01/18/02         00
    0413261694                           05           03/01/02          0
    0413261694                           O            02/01/17
    0


    7556342          E22/G02             F          220,000.00         ZZ
                                         180        219,282.99          2
                                       6.625          1,931.59         80
                                       6.375          1,931.59
    BOCA RATON       FL   33486          5            01/18/02         00
    0413376609                           05           03/01/02          0
    0413376609                           O            02/01/17
    0


    7556348          E22/G02             F          151,200.00         ZZ
                                         180        150,728.13          1
                                       7.125          1,369.62         80
                                       6.875          1,369.62
    CARROLLTON       TX   75006          5            01/18/02         00
    0413382862                           05           03/01/02          0
    0413382862                           O            02/01/17
    0


    7556388          E22/G02             F          143,200.00         ZZ
                                         180        142,757.95          1
                                       7.250          1,307.22         80
                                       7.000          1,307.22
    HOUSTON          TX   77063          5            01/18/02         00
    0413447160                           05           03/01/02          0
    0413447160                           O            02/01/17
    0


    7556446          E22/G02             F           72,300.00         ZZ
                                         180         72,076.81          1
                                       7.250            660.00         59
                                       7.000            660.00
    DICKINSON        TX   77539          5            01/17/02         00
    0413476052                           05           03/01/02          0
    0413476052                           O            02/01/17
    0


    7556470          E22/G02             F           56,500.00         ZZ
                                         180         56,329.37          1
                                       7.500            523.76         89
                                       7.250            523.76
    BRENT            AL   35034          5            01/16/02         01
    0413495615                           05           03/01/02         12
1


    0413495615                           O            02/01/17
    0


    7556516          E22/G02             F          216,000.00         ZZ
                                         180        215,318.53          1
                                       7.000          1,941.47         90
                                       6.750          1,941.47
    VISALIA          CA   93291          1            01/15/02         01
    0413514316                           05           03/01/02         30
    0413514316                           O            02/01/17
    0


    7557758          405/405             F          215,992.00         ZZ
                                         180        214,549.66          1
                                       6.375          1,866.72         80
                                       6.000          1,866.72
    IRVINE           CA   92602          1            12/20/01         00
    0018084822                           01           02/01/02          0
    0018084822                           O            01/01/17
    0


    7558552          E82/G02             F          117,900.00         ZZ
                                         180        117,523.97          1
                                       6.875          1,051.50         37
                                       6.625          1,051.50
    WHITTIER         CA   90601          2            01/23/02         00
    0400564258                           05           03/01/02          0
    1709925                              O            02/01/17
    0


    7558554          E82/G02             F           67,500.00         ZZ
                                         180         67,296.15          1
                                       7.500            625.73         62
                                       7.250            625.73
    STONE MOUNTAIN   GA   30083          2            01/23/02         00
    0400577714                           05           03/01/02          0
    3996189                              O            02/01/17
    0


    7558562          E82/G02             F           89,600.00         ZZ
                                         180         88,907.99          1
                                       6.625            786.68         34
                                       6.375            786.68
    BENSALEM         PA   19020          2            01/23/02         00
    0400569505                           05           03/01/02          0
    0400569505                           O            02/01/17
    0


1


    7558576          E82/G02             F          120,800.00         ZZ
                                         180        120,418.89          1
                                       7.000          1,085.78         80
                                       6.750          1,085.78
    LEES SUMMIT      MO   64082          2            01/22/02         00
    0400567202                           03           03/01/02          0
    3570067                              O            02/01/17
    0


    7558578          E82/G02             F          186,500.00         ZZ
                                         180        185,892.18          1
                                       6.625          1,637.46         24
                                       6.375          1,637.46
    GLENDALE         CA   91207          2            01/22/02         00
    0400566253                           05           03/01/02          0
    0400566253                           O            02/01/17
    0


    7558580          E82/G02             F           63,700.00         ZZ
                                         180         63,499.03          1
                                       7.000            572.55         73
                                       6.750            572.55
    DAVIE            FL   33314          2            01/22/02         00
    0400570990                           05           03/01/02          0
    1505354                              O            02/01/17
    0


    7558588          E82/G02             F          105,500.00         ZZ
                                         180        105,156.17          1
                                       6.625            926.28         64
                                       6.375            926.28
    CAMARILLO        CA   93012          2            01/22/02         00
    0400559084                           05           03/01/02          0
    1660976                              O            02/01/17
    0


    7558590          E82/G02             F          158,000.00         ZZ
                                         180        157,506.92          1
                                       7.125          1,431.21         70
                                       6.875          1,431.21
    ROSELLE          IL   60172          5            01/23/02         00
    0400577599                           05           03/01/02          0
    0400577599                           O            02/01/17
    0


    7558594          E82/G02             F          103,400.00         ZZ
                                         180        103,055.68          1
                                       6.375            893.63         47
                                       6.125            893.63
1


    KITTERY          ME   03904          2            01/22/02         00
    0400561239                           05           03/01/02          0
    7558594                              O            02/01/17
    0


    7558596          E82/G02             F          125,000.00         ZZ
                                         180        124,579.26          1
                                       6.250          1,071.78         43
                                       6.000          1,071.78
    BUFORD           GA   30519          2            01/23/02         00
    0400550406                           03           03/01/02          0
    0400550406                           O            02/01/17
    0


    7559052          994/X14             F          375,000.00         ZZ
                                         180        372,414.63          1
                                       6.000          3,164.46         78
                                       5.750          3,164.46
    BLACK RIVER      NY   13612          5            12/01/01         00
    404550549                            05           02/01/02          0
    404550549                            O            01/01/17
    0


    7560818          405/405             F          570,000.00         ZZ
                                         180        566,193.71          1
                                       6.375          4,926.23         74
                                       6.000          4,926.23
    CLAREMONT        CA   91711          5            12/27/01         00
    17817305                             05           02/01/02          0
    17817305                             O            01/01/17
    0


    7560848          405/405             F           96,000.00         ZZ
                                         180         95,358.92          1
                                       6.375            829.69         80
                                       6.000            829.69
    NAPLES           FL   34112          5            12/17/01         00
    18073569                             01           02/01/02          0
    18073569                             O            01/01/17
    0


    7560856          405/405             F          172,500.00         ZZ
                                         180        171,949.83          1
                                       6.875          1,538.45         75
                                       6.125          1,538.45
    LOS ANGELES      CA   91406          5            01/17/02         00
    18170027                             05           03/01/02          0
    18170027                             O            02/01/17
    0
1




    7565496          E84/G02             F          356,900.00         ZZ
                                         180        354,339.68          1
                                       7.000          3,207.92         78
                                       6.750          3,207.92
    RICHMOND         VA   23233          2            12/03/01         00
    0433708385                           05           02/01/02          0
    85210032                             O            01/01/17
    0


    7566608          A46/G02             F           92,850.00         ZZ
                                         180         92,575.68          2
                                       7.750            873.98         80
                                       7.500            873.98
    ALBUQUERQUE      NM   87102          1            01/25/02         00
    0433739265                           05           03/01/02          0
    0890010                              N            02/01/17
    0


    7571296          N74/G02             F          232,000.00         ZZ
                                         180        232,000.00          1
                                       6.875          2,069.10         80
                                       6.625          2,069.10
    MESQUITE         TX   75149          5            01/30/02         00
    0433625175                           05           04/01/02          0
    0029806010                           O            03/01/17
    0


    7571806          N74/G02             F          106,000.00         ZZ
                                         180        106,000.00          1
                                       6.750            938.00         75
                                       6.500            938.00
    LEXINGTON        NC   27292          5            01/29/02         00
    0433625647                           05           04/01/02          0
    0029808010                           O            03/01/17
    0


    7572170          E84/G02             F          161,800.00         ZZ
                                         180        160,753.76          1
                                       6.750          1,431.78         66
                                       6.500          1,431.78
    ALEXANDRIA       VA   22312          2            12/07/01         00
    0433641149                           09           02/01/02          0
    65111225                             O            01/01/17
    0


    7572820          E84/G02             F          233,000.00         ZZ
                                         180        230,265.32          1
1


                                       6.250          1,997.80         52
                                       6.000          1,997.80
    FAIRFAX          VA   22030          2            11/26/01         00
    0433642899                           05           01/01/02          0
    6801073                              O            12/01/16
    0


    7582172          E22/G02             F           64,450.00         ZZ
                                         120         64,092.77          1
                                       7.750            773.47         75
                                       7.500            773.47
    DETROIT          MI   48219          5            01/25/02         00
    0413244336                           05           03/01/02          0
    0413244336                           N            02/01/12
    0


    7582340          E22/G02             F          211,000.00         ZZ
                                         180        210,348.65          4
                                       7.250          1,926.14         69
                                       7.000          1,926.14
    ADDISON          IL   60101          2            01/25/02         00
    0413568452                           05           03/01/02          0
    0413568452                           N            02/01/17
    0


    7583234          E84/G02             F           51,000.00         ZZ
                                         180         50,391.43          1
                                       7.750            480.05         85
                                       7.500            480.05
    CHOCTAW          OK   73020          5            10/08/01         04
    0433691417                           05           12/01/01          6
    32801071                             O            11/01/16
    0


    7583924          U39/U39             F          479,500.00         ZZ
                                         180        476,229.07          1
                                       6.125          4,078.75         78
                                       5.875          4,078.75
    CARMEL           IN   46032          5            12/26/01         00
    0117444894                           03           02/01/02          0
    0117444894                           O            01/01/17
    0


    7583930          U39/U39             F          369,600.00         ZZ
                                         180        367,024.73          1
                                       5.875          3,093.99         80
                                       5.625          3,093.99
    ANN ARBOR        MI   48103          5            12/26/01         00
    0117453465                           05           02/01/02          0
1


    0117453465                           O            01/01/17
    0


    7585286          313/G02             F          112,000.00         ZZ
                                         180        111,244.06          1
                                       6.250            960.32         80
                                       6.000            960.32
    DOYLESTOWN       PA   18901          2            12/19/01         00
    0433639820                           03           02/01/02          0
    0008520231                           O            01/01/17
    0


    7585346          313/G02             F           84,000.00         ZZ
                                         180         82,869.93          1
                                       6.750            743.33         63
                                       6.500            743.33
    DERRY            NH   03038          5            11/01/01         00
    0433639481                           05           12/01/01          0
    0008236036                           N            11/01/16
    0


    7586106          E82/G02             F          231,200.00         ZZ
                                         180        230,446.50          1
                                       6.625          2,029.92         67
                                       6.375          2,029.92
    JANESVILLE       CA   96114          2            01/24/02         00
    0400551339                           05           03/01/02          0
    1521242                              O            02/01/17
    0


    7586114          E82/G02             F           91,500.00         ZZ
                                         180         91,214.44          2
                                       7.125            828.84         64
                                       6.875            828.84
    POWELL           OH   43065          2            01/28/02         00
    0400556593                           05           03/01/02          0
    0400556593                           N            02/01/17
    0


    7586118          E82/G02             F           67,300.00         ZZ
                                         180         67,098.97          1
                                       7.625            628.67         75
                                       7.375            628.67
    DETROIT          MI   48224          2            01/24/02         00
    0400559993                           05           03/01/02          0
    4516317                              N            02/01/17
    0


1


    7586126          E82/G02             F           65,450.00         T
                                         180         65,243.51          1
                                       7.000            588.28         43
                                       6.750            588.28
    OCEAN CITY       MD   21842          2            01/16/02         00
    0400530796                           01           03/01/02          0
    1590263                              O            02/01/17
    0


    7586128          E82/G02             F          186,700.00         ZZ
                                         180        186,084.93          1
                                       6.500          1,626.36         75
                                       6.250          1,626.36
    ORANGE           CT   06477          2            01/24/02         00
    0400554598                           05           03/01/02          0
    1794595                              O            02/01/17
    0


    7586132          E82/G02             F          114,000.00         ZZ
                                         180        113,644.23          1
                                       7.125          1,032.65         57
                                       6.875          1,032.65
    REDDING          CA   96003          5            01/23/02         00
    0400557401                           05           03/01/02          0
    0400557401                           O            02/01/17
    0


    7586134          E82/G02             F           51,000.00         ZZ
                                         180         50,839.10          1
                                       7.000            458.40         77
                                       6.750            458.40
    MIAMI BEACH      FL   33139          2            01/24/02         00
    0400564985                           01           03/01/02          0
    1664797                              O            02/01/17
    0


    7586138          E82/G02             F           92,400.00         ZZ
                                         180         92,082.28          1
                                       6.000            779.72         66
                                       5.750            779.72
    DES PLAINES      IL   60016          2            01/24/02         00
    0400550109                           05           03/01/02          0
    1731866                              O            02/01/17
    0


    7586140          E82/G02             F           82,800.00         ZZ
                                         180         82,538.77          3
                                       7.000            744.23         62
                                       6.750            744.23
1


    WOONSOCKET       RI   02895          2            01/28/02         00
    0400565586                           05           03/01/02          0
    0400565586                           N            02/01/17
    0


    7599446          Q99/G02             F          104,000.00         ZZ
                                         180        104,000.00          1
                                       7.500            964.09         78
                                       7.250            964.09
    LEBANON          TN   37087          5            02/05/02         00
    0433662046                           05           04/01/02          0
    267130763                            N            03/01/17
    0


    7600950          975/G02             F          340,000.00         ZZ
                                         180        340,000.00          1
                                       6.875          3,032.30         80
                                       6.625          3,032.30
    HERCULES         CA   94547          1            02/01/02         00
    0433699972                           05           04/01/02          0
    2020346                              O            03/01/17
    0


    7602126          Q99/G02             F           89,000.00         ZZ
                                         180         89,000.00          1
                                       7.625            831.38         89
                                       7.375            831.38
    LA CENTER        KY   42056          5            02/05/02         14
    0433675303                           05           04/01/02         12
    1                                    O            03/01/17
    0


    7602274          G13/G02             F          235,000.00         ZZ
                                         180        235,000.00          1
                                       7.500          2,178.48         67
                                       7.250          2,178.48
    ALEDO            TX   76008          5            02/08/02         00
    0433708401                           05           04/01/02          0
    1                                    O            03/01/17
    0


    7603048          U05/G02             F           45,100.00         ZZ
                                         180         44,953.01          4
                                       6.625            395.98         54
                                       6.375            395.98
    RED BLUFF        CA   96080          5            01/31/02         00
    0433686094                           05           03/01/02          0
    3199995                              N            02/01/17
    0
1




    7604212          E22/G02             F          131,750.00         ZZ
                                         180        131,320.61          1
                                       6.625          1,156.76         80
                                       6.375          1,156.76
    STRATFORD        CT   06615          5            01/07/02         00
    0413134750                           05           03/01/02          0
    0413134750                           O            02/01/17
    0


    7604280          E22/G02             F          124,800.00         ZZ
                                         180        124,427.21          1
                                       7.625          1,165.79         80
                                       7.375          1,165.79
    RICHARDSON       TX   75080          2            01/22/02         00
    0413399049                           05           03/01/02          0
    0413399049                           O            02/01/17
    0


    7604286          E22/G02             F          160,000.00         ZZ
                                         120        159,069.23          2
                                       6.875          1,847.44         47
                                       6.625          1,847.44
    WEST PATERSON    NJ   07424          5            01/22/02         00
    0413422924                           05           03/01/02          0
    0413422924                           O            02/01/12
    0


    7604296          E22/G02             F          192,000.00         ZZ
                                         180        191,367.47          1
                                       6.500          1,672.53         80
                                       6.250          1,672.53
    CHICAGO          IL   60634          5            01/22/02         00
    0413437526                           05           03/01/02          0
    0413437526                           O            02/01/17
    0


    7604314          E22/G02             F           48,500.00         ZZ
                                         180         48,356.71          1
                                       7.750            456.52         65
                                       7.500            456.52
    LAWTON           OK   73505          5            01/22/02         00
    0413478330                           05           03/01/02          0
    0413478330                           O            02/01/17
    0


    7604316          E22/G02             F          112,800.00         ZZ
                                         180        112,455.58          1
1


                                       7.375          1,037.67         80
                                       7.125          1,037.67
    BAKERSFIELD      CA   93306          2            01/17/02         00
    0413478454                           05           03/01/02          0
    0413478454                           O            02/01/17
    0


    7604368          E22/G02             F          180,000.00         ZZ
                                         180        179,462.32          1
                                       7.625          1,681.43         69
                                       7.375          1,681.43
    PLANO            TX   75023          5            01/23/02         00
    0413508409                           05           03/01/02          0
    0413508409                           O            02/01/17
    0


    7604396          E22/G02             F           90,000.00         ZZ
                                         180         89,722.17          1
                                       7.250            821.58         29
                                       7.000            821.58
    BETHEL           PA   19507          5            01/23/02         00
    0413523697                           05           03/01/02          0
    0413523697                           O            02/01/17
    0


    7604414          E22/G02             F          300,000.00         ZZ
                                         180        299,043.19          1
                                       6.875          2,675.56         66
                                       6.625          2,675.56
    RADNOR TOWNSHIP  PA   19010          5            01/23/02         00
    0413537945                           05           03/01/02          0
    0413537945                           O            02/01/17
    0


    7605100          E82/G02             F          134,000.00         ZZ
                                         180        133,558.55          1
                                       6.500          1,167.28         76
                                       6.250          1,167.28
    WALLINGFORD      CT   06492          2            01/25/02         00
    0400540480                           05           03/01/02          0
    1778686                              O            02/01/17
    0


    7605110          E82/G02             F          121,700.00         ZZ
                                         180        121,294.74          1
                                       6.375          1,051.79         36
                                       6.125          1,051.79
    SOUTHBURY        CT   06488          2            01/23/02         00
    0400558854                           05           03/01/02          0
1


    1515026                              O            02/01/17
    0


    7605112          E82/G02             F           76,000.00         ZZ
                                         180         75,767.94          2
                                       7.375            699.14         35
                                       7.125            699.14
    LONGMONT         CO   80503          2            01/29/02         00
    0400570404                           05           03/01/02          0
    0400570404                           N            02/01/17
    0


    7605116          E82/G02             F          183,300.00         ZZ
                                         180        182,702.61          1
                                       6.625          1,609.36         75
                                       6.375          1,609.36
    AURORA           IL   60504          2            01/25/02         00
    0400577375                           03           03/01/02          0
    0400577375                           O            02/01/17
    0


    7605118          E82/G02             F           54,300.00         ZZ
                                         180         54,121.12          1
                                       6.500            473.01         58
                                       6.250            473.01
    HILTON HEAD ISL  SC   29928          2            01/25/02         00
    0400547279                           01           03/01/02          0
    0400547279                           O            02/01/17
    0


    7605122          E82/G02             F          162,000.00         ZZ
                                         180        160,960.54          1
                                       6.375          1,400.09         63
                                       6.125          1,400.09
    MAGNOLIA         TX   77354          2            01/26/02         00
    0400547527                           05           03/01/02          0
    0400547527                           O            02/01/17
    0


    7607134          W02/G02             F           56,000.00         ZZ
                                         180         56,000.00          1
                                       6.375            483.99         73
                                       6.125            483.99
    DELAND           FL   32720          5            02/14/02         00
    0433713633                           05           04/01/02          0
    1000806505                           O            03/01/17
    0


1


    7616940          G51/G02             F           35,500.00         ZZ
                                         180         35,500.00          1
                                       7.750            334.15         39
                                       7.500            334.15
    WINTER GARDENS   FL   34787          5            02/12/02         00
    0433713021                           05           04/01/02          0
    1                                    N            03/01/17
    0


    7622804          H81/G02             F           81,600.00         ZZ
                                         180         81,600.00          1
                                       7.625            762.25         80
                                       7.375            762.25
    KENOSHA          WI   53143          5            02/19/02         00
    0433713120                           05           04/01/02          0
    WH14685                              O            03/01/17
    0


    7624858          E22/G02             F          242,000.00         ZZ
                                         180        241,211.30          1
                                       6.625          2,124.74         80
                                       6.375          2,124.74
    SHINGLE SPRINGS  CA   95682          5            01/16/02         00
    0413338724                           05           03/01/02          0
    0413338724                           O            02/01/17
    0


    7624926          E22/G02             F          153,600.00         ZZ
                                         180        134,225.23          1
                                       6.875          1,369.89         80
                                       6.625          1,369.89
    DENVER           CO   80246          2            01/23/02         00
    0413472499                           05           03/01/02          0
    0413472499                           N            02/01/17
    0


    7624928          E22/G02             F          105,600.00         ZZ
                                         180        105,274.00          1
                                       7.250            963.98         80
                                       7.000            963.98
    KINGWOOD         TX   77339          5            01/24/02         00
    0413476375                           03           03/01/02          0
    0413476375                           O            02/01/17
    0


    7624954          E22/G02             F          100,000.00         ZZ
                                         180         99,681.07          1
                                       6.875            891.85         80
                                       6.625            891.85
1


    SAN MARCOS       TX   78666          5            01/24/02         00
    0413505827                           05           03/01/02          0
    0413505827                           O            02/01/17
    0


    7624968          E22/G02             F           95,200.00         ZZ
                                         180         94,893.07          1
                                       6.750            842.43         80
                                       6.500            842.43
    FAIRBANKS        AK   99709          5            01/22/02         00
    0413519877                           05           03/01/02          0
    0413519877                           O            02/01/17
    0


    7625002          E22/G02             F           50,000.00         ZZ
                                         180         49,838.80          1
                                       6.750            442.45         44
                                       6.500            442.45
    GARLAND          TX   75042          5            01/24/02         00
    0413535063                           03           03/01/02          0
    0413535063                           O            02/01/17
    0


    7625726          E82/G02             F           98,900.00         ZZ
                                         180         98,577.67          1
                                       6.625            868.34         80
                                       6.375            868.34
    OKLAHOMA CITY    OK   73170          2            01/25/02         00
    0400566386                           05           03/01/02          0
    1619088                              O            02/01/17
    0


    7625738          E82/G02             F          197,100.00         ZZ
                                         180        196,524.08          4
                                       7.875          1,869.39         78
                                       7.625          1,869.39
    LANSING          IL   60438          2            01/30/02         00
    0400555009                           05           03/01/02          0
    1807527                              N            02/01/17
    0


    7625744          E82/G02             F          129,800.00         T
                                         180        129,363.11          1
                                       6.250          1,112.93         64
                                       6.000          1,112.93
    ANGEL FIRE       NM   87710          2            01/30/02         00
    0400545802                           05           03/01/02          0
    1782059                              O            02/01/17
    0
1




    7625746          E82/G02             F          143,300.00         ZZ
                                         180        142,832.97          1
                                       6.625          1,258.17         41
                                       6.375          1,258.17
    BUCKHEAD         GA   30625          2            01/25/02         00
    0400569554                           05           03/01/02          0
    1687920                              O            02/01/17
    0


    7629646          964/G02             F          350,000.00         ZZ
                                         180        348,871.57          1
                                       6.750          3,097.18         56
                                       6.500          3,097.18
    SCOTTSDALE       AZ   85260          5            01/17/02         00
    0433664588                           05           03/01/02          0
    175299                               O            02/01/17
    0


    7630118          E86/G02             F          595,000.00         ZZ
                                         180        595,000.00          1
                                       6.875          5,306.53         70
                                       6.625          5,306.53
    MAMARONECK       NY   10543          2            02/08/02         00
    0433736303                           05           04/01/02          0
    0000167201                           O            03/01/17
    0


    7632512          225/G02             F          435,000.00         ZZ
                                         180        432,126.10          1
                                       6.500          3,789.32         73
                                       6.250          3,789.32
    RARITAN TOWNS    NJ   08822          5            11/29/01         00
    0433630480                           05           02/01/02          0
    006557590                            O            01/01/17
    0


    7636128          U05/G02             F          187,590.00         ZZ
                                         180        186,998.16          1
                                       7.000          1,686.11         64
                                       6.750          1,686.11
    STREETMAN        TX   75859          5            01/11/02         00
    0433626199                           05           03/01/02          0
    3199763                              O            02/01/17
    0


    7637872          076/076             F           67,000.00         ZZ
                                         120         65,863.28          4
1


                                       7.500            795.30         38
                                       7.250            795.30
    METAIRIE         LA   70002          5            11/15/01         00
    2078308                              05           01/01/02          0
    2078308                              N            12/01/11
    0


    7637874          076/076             F           79,500.00         ZZ
                                         180         78,584.36          1
                                       6.875            709.03         55
                                       6.625            709.03
    FARMINGTON       CT   06032          2            12/20/01         00
    2098458                              01           02/01/02          0
    2098458                              O            01/01/17
    0


    7637876          076/076             F          318,750.00         ZZ
                                         180        316,839.65          1
                                       7.625          2,977.54         75
                                       7.375          2,977.54
    SCHAUMBURG       IL   60173          5            12/06/01         00
    2220915                              05           02/01/02          0
    2220915                              O            01/01/17
    0


    7637878          076/076             F          100,000.00         ZZ
                                         180         99,353.37          1
                                       6.750            884.91         77
                                       6.500            884.91
    METAIRIE         LA   70003          2            12/11/01         00
    2253959                              05           02/01/02          0
    2253959                              O            01/01/17
    0


    7637880          076/076             F          579,000.00         ZZ
                                         180        575,605.23          1
                                       7.875          5,491.52         80
                                       7.625          5,491.52
    HOLLISWOOD       NY   11423          5            12/24/01         00
    2264207                              05           02/01/02          0
    2264207                              O            01/01/17
    0


    7637882          076/076             F          112,000.00         ZZ
                                         180        110,523.58          1
                                       6.875            998.88         80
                                       6.625            998.88
    GREENSBURG       PA   15601          1            12/28/01         00
    2342439                              05           02/01/02          0
1


    2342439                              O            01/01/17
    0


    7646874          E22/G02             F          428,500.00         ZZ
                                         180        426,473.10          1
                                       6.375          3,703.31         27
                                       6.125          3,703.31
    LOS ALTOS HILLS  CA   94022          2            01/22/02         00
    0413339169                           05           03/01/02          0
    0413339169                           O            02/01/17
    0


    7646884          E22/G02             F          100,000.00         ZZ
                                         180         99,674.09          1
                                       6.625            877.99         16
                                       6.375            877.99
    WINTERS          CA   95694          2            01/24/02         00
    0413352311                           05           03/01/02          0
    0413352311                           O            02/01/17
    0


    7646896          E22/G02             F          610,000.00         ZZ
                                         180        608,033.30          3
                                       6.750          5,397.95         51
                                       6.500          5,397.95
    SANTA BARBARA    CA   93105          5            01/23/02         00
    0413378266                           05           03/01/02          0
    0413378266                           O            02/01/17
    0


    7646938          E22/G02             F           65,400.00         ZZ
                                         180         65,191.42          1
                                       6.875            583.27         68
                                       6.625            583.27
    MIAMI            FL   33177          5            01/25/02         00
    0413445610                           05           03/01/02          0
    0413445610                           O            02/01/17
    0


    7646948          E22/G02             F          105,000.00         ZZ
                                         120        104,384.98          1
                                       6.750          1,205.65         55
                                       6.500          1,205.65
    PEARLAND         TX   77581          2            01/25/02         00
    0413461732                           03           03/01/02          0
    0413461732                           O            02/01/12
    0


1


    7647012          E22/G02             F           80,000.00         ZZ
                                         180         79,744.85          1
                                       6.875            713.48         48
                                       6.625            713.48
    FORT WORTH       TX   76108          5            01/25/02         00
    0413508573                           05           03/01/02          0
    0413508573                           O            02/01/17
    0


    7647048          E22/G02             F          145,500.00         ZZ
                                         180        145,030.90          1
                                       6.750          1,287.54         48
                                       6.500          1,287.54
    NEW ORLEANS      LA   70116          5            01/25/02         00
    0413524448                           05           03/01/02          0
    0413524448                           O            02/01/17
    0


    7647072          E22/G02             F           72,000.00         ZZ
                                         180         71,770.36          1
                                       6.875            642.14         90
                                       6.625            642.14
    NORTH LAUDERDAL  FL   33068          2            01/25/02         01
    0413533225                           08           03/01/02         12
    0413533225                           O            02/01/17
    0


    7647092          E22/G02             F           83,000.00         ZZ
                                         180         82,738.14          1
                                       7.000            746.03         73
                                       6.750            746.03
    NAPLES           FL   34104          5            01/25/02         00
    0413539669                           05           03/01/02          0
    0413539669                           O            02/01/17
    0


    7647102          E22/G02             F          340,000.00         ZZ
                                         180        338,950.44          1
                                       7.250          3,103.73         69
                                       7.000          3,103.73
    HOUSTON          TX   77030          5            01/25/02         00
    0413544222                           05           03/01/02          0
    0413544222                           O            02/01/17
    0


    7647122          E22/G02             F          230,000.00         ZZ
                                         180        229,258.46          1
                                       6.750          2,035.29         71
                                       6.500          2,035.29
1


    MC KINNEY        TX   75070          5            01/25/02         00
    0413550609                           03           03/01/02          0
    0413550609                           O            02/01/17
    0


    7647156          E22/G02             F           59,950.00         ZZ
                                         120         59,596.43          1
                                       6.625            684.54         49
                                       6.375            684.54
    FORT WORTH       TX   76133          2            01/25/02         00
    0413561671                           05           03/01/02          0
    0413561671                           O            02/01/12
    0


    7647178          E22/G02             F           41,500.00         ZZ
                                         180         41,364.74          1
                                       6.625            364.37         52
                                       6.375            364.37
    BAKERSFIELD      CA   93309          2            01/24/02         00
    0413571217                           03           03/01/02          0
    0413571217                           N            02/01/17
    0


    7647834          E82/G02             F          130,900.00         ZZ
                                         180        130,491.49          1
                                       7.125          1,185.73         80
                                       6.875          1,185.73
    RENO             NV   89512          2            01/28/02         00
    0400564324                           05           03/01/02          0
    0400564324                           O            02/01/17
    0


    7650222          601/G02             F           85,000.00         ZZ
                                         180         85,000.00          1
                                       6.875            758.08         64
                                       6.625            758.08
    CENTRAL FALLS    RI   02863          2            02/07/02         00
    0433694825                           05           04/01/02          0
    61054094                             O            03/01/17
    0


    7651630          W02/G02             F           66,800.00         ZZ
                                         180         66,800.00          1
                                       6.750            591.12         80
                                       6.500            591.12
    PANAMA CITY      FL   32401          5            02/04/02         00
    0433726973                           05           04/01/02          0
    1000784842                           O            03/01/17
    0
1




    7666674          S11/G02             F          235,000.00         ZZ
                                         180        235,000.00          3
                                       7.125          2,128.70         70
                                       6.875          2,128.70
    HUNTINGTON PARK  CA   90255          5            02/06/02         00
    0433740107                           05           04/01/02          0
    10206634                             O            03/01/17
    0


    7668034          E22/G02             F          162,000.00         ZZ
                                         180        161,477.70          2
                                       6.750          1,433.55         78
                                       6.500          1,433.55
    LOS ANGELES      CA   90031          5            01/24/02         00
    0413440033                           05           03/01/02          0
    0413440033                           O            02/01/17
    0


    7668132          E22/G02             F          180,000.00         ZZ
                                         180        179,425.91          1
                                       6.875          1,605.34         80
                                       6.625          1,605.34
    FAIR OAKS        CA   95628          5            01/23/02         00
    0413515172                           05           03/01/02          0
    0413515172                           O            02/01/17
    0


    7668136          E22/G02             F          112,960.00         ZZ
                                         180        112,629.93          1
                                       7.875          1,071.37         80
                                       7.625          1,071.37
    BRENHAM          TX   77833          1            01/28/02         00
    0413517509                           05           03/01/02          0
    0413517509                           O            02/01/17
    0


    7668142          E22/G02             F          100,000.00         ZZ
                                         180         99,684.50          1
                                       7.000            898.83         52
                                       6.750            898.83
    AUSTIN           CO   81418          5            01/23/02         00
    0413518226                           05           03/01/02          0
    0413518226                           O            02/01/17
    0


    7668198          E22/G02             F          143,600.00         ZZ
                                         180        143,156.71          1
1


                                       7.250          1,310.87         77
                                       7.000          1,310.87
    AURORA           CO   80017          5            01/24/02         00
    0413546680                           05           03/01/02          0
    0413546680                           O            02/01/17
    0


    7668202          E22/G02             F           65,300.00         ZZ
                                         180         63,177.04          1
                                       7.625            609.99         71
                                       7.375            609.99
    DENTON           TX   76201          2            01/31/02         00
    0413550781                           05           03/01/02          0
    0413550781                           N            02/01/17
    0


    7668204          E22/G02             F           84,800.00         ZZ
                                         180         84,363.75          1
                                       7.625            792.14         80
                                       7.375            792.14
    DENTON           TX   76201          2            01/31/02         00
    0413553488                           05           03/01/02          0
    0413553488                           N            02/01/17
    0


    7668210          E22/G02             F           72,000.00         ZZ
                                         180         71,784.93          1
                                       7.625            672.57         80
                                       7.375            672.57
    DENTON           TX   76209          2            01/31/02         00
    0413555301                           05           03/01/02          0
    0413555301                           N            02/01/17
    0


    7668236          E22/G02             F          141,600.00         ZZ
                                         180        141,167.64          1
                                       7.375          1,302.61         80
                                       7.125          1,302.61
    LOUISVILLE       KY   40299          2            01/25/02         00
    0413569344                           05           03/01/02          0
    0413569344                           O            02/01/17
    0


    7668280          E22/G02             F           87,500.00         ZZ
                                         180         87,244.33          1
                                       7.875            829.89         70
                                       7.625            829.89
    RIXEYVILLE       VA   22737          5            01/31/02         00
    0413619230                           05           03/01/02          0
1


    0413619230                           N            02/01/17
    0


    7669534          E82/G02             F          138,650.00         ZZ
                                         180        138,183.32          1
                                       6.250          1,188.82         80
                                       6.000          1,188.82
    ROSWELL          GA   30075          2            01/29/02         00
    0400535480                           03           03/01/02          0
    0400535480                           O            02/01/17
    0


    7669542          E82/G02             F          123,800.00         ZZ
                                         180        123,800.00          1
                                       6.375          1,069.94         65
                                       6.125          1,069.94
    PHOENIX          AZ   85044          2            01/28/02         00
    0400559001                           03           04/01/02          0
    0400559001                           O            03/01/17
    0


    7669544          E82/G02             F          151,400.00         ZZ
                                         180        151,400.00          1
                                       6.875          1,350.27         66
                                       6.625          1,350.27
    SAN DIEGO        CA   92111          2            01/30/02         00
    0400576005                           01           04/01/02          0
    0400576005                           O            03/01/17
    0


    7669560          E82/G02             F          142,000.00         ZZ
                                         180        142,000.00          1
                                       6.625          1,246.75         20
                                       6.375          1,246.75
    FORESTVILLE      CA   95436          2            01/29/02         00
    0400577573                           05           04/01/02          0
    4909772                              O            03/01/17
    0


    7669562          E82/G02             F           80,000.00         ZZ
                                         180         79,739.27          1
                                       6.625            702.40         36
                                       6.375            702.40
    SAN DIEGO        CA   92117          2            01/29/02         00
    0400578738                           05           03/01/02          0
    1661365                              O            02/01/17
    0


1


    7670786          601/G02             F           96,376.00         ZZ
                                         180         96,376.00          1
                                       6.250            826.35         72
                                       6.000            826.35
    BRANDON          FL   33619          2            02/06/02         00
    0433686201                           05           04/01/02          0
    61206066                             O            03/01/17
    0


    7673128          U05/G02             F           80,000.00         ZZ
                                         180         79,739.27          1
                                       6.625            702.40         71
                                       6.375            702.40
    GARLAND          TX   75044          5            01/18/02         00
    0433650736                           05           03/01/02          0
    3192556                              O            02/01/17
    0


    7678292          758/G02             F          408,000.00         ZZ
                                         180        406,670.29          1
                                       6.625          3,582.21         80
                                       6.375          3,582.21
    AUSTIN           TX   78746          5            01/23/02         00
    0433697646                           05           03/01/02          0
    1                                    O            02/01/17
    0


    7681190          E47/G02             F          260,000.00         ZZ
                                         180        260,000.00          1
                                       7.000          2,336.95         80
                                       6.750          2,336.95
    SAN ANTONIO      TX   78212          5            02/11/02         00
    0433715166                           05           04/01/02          0
    7329011449                           O            03/01/17
    0


    7681326          967/G02             F           58,500.00         ZZ
                                         180         58,500.00          1
                                       7.250            534.02         75
                                       7.000            534.02
    TACOMA           WA   98405          5            02/06/02         00
    0433716115                           05           04/01/02          0
    8752511                              N            03/01/17
    0


    7691274          E22/G02             F           54,000.00         ZZ
                                         180         53,829.63          1
                                       7.000            485.37         43
                                       6.750            485.37
1


    ROANOKE          VA   24017          5            01/28/02         00
    0413269184                           05           03/01/02          0
    0413269184                           O            02/01/17
    0


    7691288          E22/G02             F           58,000.00         ZZ
                                         180         57,824.83          4
                                       7.500            537.67         65
                                       7.250            537.67
    PENDLETON        OR   97881          2            01/22/02         00
    0413362351                           05           03/01/02          0
    0413362351                           N            02/01/17
    0


    7691336          E22/G02             F           99,000.00         ZZ
                                         180         98,677.35          1
                                       6.625            869.21         75
                                       6.375            869.21
    APPLE VALLEY     CA   92308          2            01/17/02         00
    0413494782                           05           03/01/02          0
    0413494782                           O            02/01/17
    0


    7691380          E22/G02             F           88,000.00         ZZ
                                         180         87,722.36          1
                                       7.000            790.97         80
                                       6.750            790.97
    HOUSTON          TX   77092          5            01/28/02         00
    0413536848                           05           03/01/02          0
    0413536848                           O            02/01/17
    0


    7691412          E22/G02             F          121,500.00         ZZ
                                         180        121,097.58          1
                                       6.500          1,058.40         78
                                       6.250          1,058.40
    LEBANON          OR   97355          2            01/28/02         00
    0413570839                           05           03/01/02          0
    0413570839                           O            02/01/17
    0


    7695012          E82/G02             F           76,000.00         ZZ
                                         180         76,000.00          1
                                       6.500            662.04         45
                                       6.250            662.04
    HOUSTON          TX   77066          2            01/31/02         00
    0400558235                           03           04/01/02          0
    1567009                              O            03/01/17
    0
1




    7695014          E82/G02             F          119,000.00         ZZ
                                         180        118,607.96          1
                                       6.500          1,036.62         87
                                       6.250          1,036.62
    SWANSEA          MA   02777          2            01/31/02         04
    0400561338                           05           03/01/02         12
    1947128                              O            02/01/17
    0


    7695024          E82/G02             F           75,000.00         ZZ
                                         180         74,775.96          2
                                       7.625            700.60         79
                                       7.375            700.60
    CHICAGO          IL   60621          5            01/31/02         00
    0400520557                           05           03/01/02          0
    0400520557                           N            02/01/17
    0


    7695044          E82/G02             F           92,300.00         ZZ
                                         180         92,300.00          1
                                       6.250            791.40         46
                                       6.000            791.40
    BELLE GLADE      FL   33430          2            01/28/02         00
    0400548012                           05           04/01/02          0
    1986834                              O            03/01/17
    0


    7695046          E82/G02             F           66,280.00         ZZ
                                         180         66,280.00          1
                                       7.375            609.73         70
                                       7.125            609.73
    SPEARFISH        SD   57783          2            02/01/02         00
    0400553442                           03           04/01/02          0
    0400553442                           N            03/01/17
    0


    7695048          E82/G02             F           78,200.00         ZZ
                                         180         77,947.88          1
                                       6.750            692.00         32
                                       6.500            692.00
    MIAMI            FL   33184          2            01/29/02         00
    0400572376                           05           03/01/02          0
    0400572376                           O            02/01/17
    0


    7695058          E82/G02             F           51,200.00         ZZ
                                         180         51,200.00          1
1


                                       7.000            460.20         42
                                       6.750            460.20
    AURORA           IL   60506          2            01/31/02         00
    0400575692                           05           04/01/02          0
    0400575692                           O            03/01/17
    0


    7698616          461/G02             F          650,000.00         ZZ
                                         180        647,971.47          1
                                       7.125          5,887.91         67
                                       6.875          5,887.91
    DEL MAR          CA   92014          5            01/29/02         00
    0433647526                           05           03/01/02          0
    9031164965                           O            02/01/17
    0


    7699566          U05/G02             F           75,000.00         ZZ
                                         180         75,000.00          1
                                       7.000            674.12         63
                                       6.750            674.12
    CHICAGO          IL   60620          5            02/11/02         00
    0433699303                           05           04/01/02          0
    3207051                              O            03/01/17
    0


    7706770          975/G02             F          246,000.00         ZZ
                                         180        246,000.00          1
                                       6.875          2,193.96         75
                                       6.625          2,193.96
    ONTARIO          CA   91763          5            02/04/02         00
    0433706553                           05           04/01/02          0
    2020251                              O            03/01/17
    0


    7713318          E22/G02             F          146,500.00         ZZ
                                         180        146,027.67          1
                                       6.750          1,296.39         65
                                       6.500          1,296.39
    KALAMAZOO        MI   49009          2            01/30/02         00
    0413398207                           05           03/01/02          0
    0413398207                           O            02/01/17
    0


    7713348          E22/G02             F          170,000.00         ZZ
                                         180        169,492.19          1
                                       7.625          1,588.02         76
                                       7.375          1,588.02
    SWANNANOA        NC   28778          5            01/30/02         00
    0413475260                           05           03/01/02          0
1


    0413475260                           O            02/01/17
    0


    7713366          E22/G02             F          186,800.00         ZZ
                                         180        186,204.23          1
                                       6.875          1,665.98         79
                                       6.625          1,665.98
    DALLAS           TX   75238          5            01/29/02         00
    0413491382                           05           03/01/02          0
    0413491382                           O            02/01/17
    0


    7713408          E22/G02             F           80,000.00         ZZ
                                         180         79,758.39          1
                                       7.500            741.61         80
                                       7.250            741.61
    GAINESVILLE      TX   76240          5            01/30/02         00
    0413526500                           05           03/01/02          0
    0413526500                           O            02/01/17
    0


    7713414          E22/G02             F           97,600.00         ZZ
                                         180         97,308.46          1
                                       7.625            911.71         80
                                       7.375            911.71
    HOUSTON          TX   77089          5            01/30/02         00
    0413529249                           05           03/01/02          0
    0413529249                           O            02/01/17
    0


    7713426          E22/G02             F           75,000.00         ZZ
                                         180         75,000.00          1
                                       6.375            648.19         64
                                       6.125            648.19
    DOUGLASVILLE     GA   30135          5            01/29/02         00
    0413538299                           05           04/01/02          0
    0413538299                           O            03/01/17
    0


    7713462          E22/G02             F          136,000.00         ZZ
                                         180        135,580.18          1
                                       7.250          1,241.49         80
                                       7.000          1,241.49
    EULESS           TX   76039          5            01/29/02         00
    0413558701                           05           03/01/02          0
    0413558701                           O            02/01/17
    0


1


    7713482          E22/G02             F          257,000.00         ZZ
                                         180        256,171.41          1
                                       6.750          2,274.22         76
                                       6.500          2,274.22
    DUNCANVILLE      TX   75137          2            01/29/02         00
    0413564501                           05           03/01/02          0
    0413564501                           O            02/01/17
    0


    7713490          E22/G02             F           60,000.00         ZZ
                                         180         59,808.64          1
                                       6.875            535.11         67
                                       6.625            535.11
    CANTON           TX   75103          5            01/30/02         00
    0413565458                           05           03/01/02          0
    0413565458                           O            02/01/17
    0


    7713530          E22/G02             F           44,000.00         ZZ
                                         180         43,868.56          1
                                       7.625            411.02         35
                                       7.375            411.02
    BOAZ             AL   35956          5            01/30/02         00
    0413589094                           05           03/01/02          0
    0413589094                           O            02/01/17
    0


    7714650          E82/G02             F           70,700.00         ZZ
                                         180         70,700.00          1
                                       6.875            630.54         72
                                       6.625            630.54
    INDIANAPOLIS     IN   46203          2            02/01/02         00
    0400572988                           05           04/01/02          0
    0400572988                           O            03/01/17
    0


    7714666          E82/G02             F          117,500.00         ZZ
                                         180        117,500.00          1
                                       6.750          1,039.77         61
                                       6.500          1,039.77
    MOUNT PLEASANT   NC   28124          2            02/01/02         00
    0400577219                           05           04/01/02          0
    0400577219                           O            03/01/17
    0


    7714670          E82/G02             F          101,800.00         ZZ
                                         180        101,800.00          1
                                       6.750            900.84         44
                                       6.500            900.84
1


    SANTA CLARITA    CA   91350          2            02/01/02         00
    0400551016                           05           04/01/02          0
    1817689                              N            03/01/17
    0


    7714674          E82/G02             F           74,400.00         T
                                         180         74,400.00          1
                                       6.875            663.54         78
                                       6.625            663.54
    LAKE WORTH       FL   33463          2            01/31/02         00
    0400565792                           05           04/01/02          0
    0400565792                           O            03/01/17
    0


    7720856          U05/G02             F          307,200.00         ZZ
                                         180        307,200.00          1
                                       6.750          2,718.44         80
                                       6.500          2,718.44
    BELVIDERE        IL   61008          2            02/08/02         00
    0433700689                           05           04/01/02          0
    3206779                              O            03/01/17
    0


    7729584          N74/G02             F           95,200.00         ZZ
                                         180         95,200.00          1
                                       6.875            849.05         80
                                       6.625            849.05
    NORTH RICHLAND   TX   76180          5            02/08/02         00
    0433668365                           05           04/01/02          0
    0029835010                           O            03/01/17
    0


    7736088          E22/G02             F           87,500.00         ZZ
                                         180         87,241.48          1
                                       7.750            823.62         67
                                       7.500            823.62
    PIPE CREEK       TX   78063          5            01/29/02         00
    0413419888                           05           03/01/02          0
    0413419888                           O            02/01/17
    0


    7736094          E22/G02             F          133,800.00         ZZ
                                         180        133,400.32          1
                                       7.625          1,249.87         67
                                       7.375          1,249.87
    MIAMI            FL   33015          2            01/15/02         00
    0413430885                           03           03/01/02          0
    0413430885                           O            02/01/17
    0
1




    7736110          E22/G02             F           74,850.00         ZZ
                                         180         74,611.28          1
                                       6.875            667.55         43
                                       6.625            667.55
    PORTLAND         OR   97212          2            01/25/02         00
    0413455809                           05           03/01/02          0
    0413455809                           N            02/01/17
    0


    7736112          E22/G02             F           65,000.00         ZZ
                                         180         64,792.69          1
                                       6.875            579.71         52
                                       6.625            579.71
    PORTLAND         OR   97212          2            01/25/02         00
    0413455833                           05           03/01/02          0
    0413455833                           N            02/01/17
    0


    7736140          E22/G02             F           64,000.00         ZZ
                                         180         63,810.91          1
                                       7.750            602.42         78
                                       7.500            602.42
    HOUSTON          TX   77066          5            01/30/02         00
    0413485699                           03           03/01/02          0
    0413485699                           O            02/01/17
    0


    7736188          E22/G02             F           68,000.00         ZZ
                                         180         67,794.63          1
                                       7.500            630.37         78
                                       7.250            630.37
    SAGINAW          TX   76179          5            01/30/02         00
    0413526559                           05           03/01/02          0
    0413526559                           O            02/01/17
    0


    7736232          E22/G02             F           82,500.00         ZZ
                                         180         82,245.33          1
                                       7.250            753.11         95
                                       7.000            753.11
    ORLANDO          FL   32803          1            02/05/02         01
    0413563685                           05           03/01/02         25
    0413563685                           O            02/01/17
    0


    7736644          E82/G02             F           96,000.00         ZZ
                                         180         95,706.87          4
1


                                       7.375            883.13         80
                                       7.125            883.13
    ST LOUIS         MO   63139          2            01/17/02         00
    0400570081                           05           03/01/02          0
    3695049                              N            02/01/17
    0


    7738766          A21/G02             F          397,000.00         ZZ
                                         180        397,000.00          1
                                       7.250          3,624.07         51
                                       7.000          3,624.07
    MAHWAH           NJ   07430          5            02/08/02         00
    0433706223                           05           04/01/02          0
    0210104790                           O            03/01/17
    0


    7758628          E22/G02             F          160,000.00         ZZ
                                         180        159,495.20          1
                                       7.000          1,438.13         80
                                       6.750          1,438.13
    THE WOODLANDS    TX   77381          5            02/01/02         00
    0413420100                           03           03/01/02          0
    0413420100                           O            02/01/17
    0


    7758668          E22/G02             F          144,000.00         ZZ
                                         180        144,000.00          1
                                       7.500          1,334.90         80
                                       7.250          1,334.90
    PEARLAND         TX   77581          5            02/01/02         00
    0413530007                           05           04/01/02          0
    0413530007                           O            03/01/17
    0


    7758694          E22/G02             F          201,000.00         ZZ
                                         180        200,386.26          1
                                       7.375          1,849.05         65
                                       7.125          1,849.05
    DALLAS           TX   75240          5            01/29/02         00
    0413555079                           05           03/01/02          0
    0413555079                           O            02/01/17
    0


    7758738          E22/G02             F          103,000.00         ZZ
                                         180        102,660.68          1
                                       6.500            897.24         53
                                       6.250            897.24
    DEERFIELD BEACH  FL   33441          2            02/01/02         00
    0413584400                           05           03/01/02          0
1


    0413584400                           O            02/01/17
    0


    7759184          E82/G02             F           58,200.00         ZZ
                                         180         58,200.00          1
                                       7.250            531.29         72
                                       7.000            531.29
    CEDAR HILL       TX   75104          2            02/04/02         00
    0400575841                           05           04/01/02          0
    0400575841                           O            03/01/17
    0


    7759188          E82/G02             F          103,400.00         ZZ
                                         180        103,400.00          1
                                       6.125            879.55         46
                                       5.875            879.55
    SKOKIE           IL   60077          2            02/04/02         00
    0400548392                           05           04/01/02          0
    0400548392                           O            03/01/17
    0


    7759196          E82/G02             F          130,600.00         ZZ
                                         180        130,600.00          1
                                       6.500          1,137.67         40
                                       6.250          1,137.67
    TUSTIN           CA   92782          2            02/04/02         00
    0400578852                           03           04/01/02          0
    0400578852                           O            03/01/17
    0


    7763068          N47/G02             F           92,600.00         ZZ
                                         180         92,600.00          1
                                       6.875            825.86         49
                                       6.625            825.86
    BUFORD           GA   30519          5            02/12/02         00
    0433702925                           05           04/01/02          0
    40120346                             O            03/01/17
    0


    7766060          Q99/G02             F          104,000.00         ZZ
                                         180        104,000.00          1
                                       7.750            978.93         80
                                       7.500            978.93
    RANDOLPH         VT   05060          5            02/14/02         00
    0433692647                           05           04/01/02          0
    1                                    O            03/01/17
    0


1


    7768424          H76/G02             F           42,000.00         ZZ
                                         180         42,000.00          1
                                       7.750            395.34         60
                                       7.500            395.34
    DETROIT          MI   48234          5            02/11/02         00
    0433705050                           05           04/01/02          0
    2002416658                           O            03/01/17
    0


    7769242          T29/G02             F          151,000.00         ZZ
                                         180        150,507.88          1
                                       6.625          1,325.77         46
                                       6.375          1,325.77
    SCOTTSDALE       AZ   85255          2            01/25/02         00
    0433715729                           03           03/01/02          0
    1230326                              O            02/01/17
    0


    7771590          B44/G02             F           85,000.00         ZZ
                                         180         84,719.98          1
                                       6.500            740.44         66
                                       6.250            740.44
    BOISE            ID   83709          5            01/28/02         00
    0433648888                           03           03/01/02          0
    4021018                              N            02/01/17
    0


    7775630          U05/G02             F           95,000.00         ZZ
                                         180         95,000.00          1
                                       6.625            834.09         75
                                       6.375            834.09
    SACRAMENTO       CA   95821          5            02/19/02         00
    0433720869                           05           04/01/02          0
    3208835                              O            03/01/17
    0


    7778806          975/G02             F          375,000.00         ZZ
                                         180        375,000.00          1
                                       6.875          3,344.45         75
                                       6.625          3,344.45
    RICHMOND         CA   94806          2            02/11/02         00
    0433703782                           03           04/01/02          0
    2020523                              O            03/01/17
    0


    7780670          E22/G02             F           39,000.00         ZZ
                                         180         38,874.27          1
                                       6.750            345.11         78
                                       6.500            345.11
1


    LA PORTE         TX   77571          5            02/04/02         00
    0413122623                           05           03/01/02          0
    0413122623                           N            02/01/17
    0


    7780706          E22/G02             F          121,000.00         ZZ
                                         180        120,605.65          1
                                       6.625          1,062.37         67
                                       6.375          1,062.37
    AUSTIN           TX   78748          5            01/31/02         00
    0413496431                           03           03/01/02          0
    0413496431                           O            02/01/17
    0


    7780728          E22/G02             F          163,000.00         ZZ
                                         180        162,463.01          1
                                       6.500          1,419.91         80
                                       6.250          1,419.91
    CARROLLTON       TX   75007          5            02/01/02         00
    0413537689                           03           03/01/02          0
    0413537689                           O            02/01/17
    0


    7780738          E22/G02             F           52,650.00         ZZ
                                         180         52,650.00          1
                                       6.625            462.26         90
                                       6.375            462.26
    AMARILLO         TX   79106          1            02/07/02         04
    0413564147                           05           04/01/02         25
    0413564147                           N            03/01/17
    0


    7780778          E22/G02             F          118,750.00         ZZ
                                         180        118,379.40          1
                                       7.125          1,075.68         80
                                       6.875          1,075.68
    GLENDALE         AZ   85303          1            01/25/02         00
    0413610692                           05           03/01/02          0
    0413610692                           O            02/01/17
    0


    7781120          E82/G02             F           96,000.00         ZZ
                                         180         96,000.00          1
                                       6.250            823.13         32
                                       6.000            823.13
    ATLANTIC HIGHLA  NJ   07716          2            02/04/02         00
    0400533980                           05           04/01/02          0
    0400533980                           O            03/01/17
    0
1




    7781126          E82/G02             F          102,000.00         ZZ
                                         180        102,000.00          2
                                       7.000            916.80         73
                                       6.750            916.80
    WINTER PARK      FL   32789          2            02/07/02         00
    0400582599                           05           04/01/02          0
    1732217                              N            03/01/17
    0


    7781130          E82/G02             F          104,400.00         ZZ
                                         180        104,400.00          1
                                       6.625            916.63         70
                                       6.375            916.63
    PEMBROKE PINES   FL   33025          2            02/06/02         00
    0400581476                           05           04/01/02          0
    1581896                              O            03/01/17
    0


    7781134          E82/G02             F           47,000.00         ZZ
                                         180         46,845.16          1
                                       6.500            409.42         72
                                       6.250            409.42
    FORT WAYNE       IN   46825          5            02/01/02         00
    0400563383                           05           03/01/02          0
    0400563383                           N            02/01/17
    0


    7781150          E82/G02             F          141,500.00         ZZ
                                         180        141,500.00          1
                                       6.750          1,252.15         57
                                       6.500          1,252.15
    SILVER SPRING    MD   20906          2            02/07/02         00
    0400580205                           03           04/01/02          0
    0400580205                           N            03/01/17
    0


    7781152          E82/G02             F          138,000.00         ZZ
                                         180        138,000.00          1
                                       6.750          1,221.18         55
                                       6.500          1,221.18
    CRANSTON         RI   02921          2            02/04/02         00
    0400577276                           05           04/01/02          0
    1589542                              O            03/01/17
    0


    7781158          E82/G02             F           47,100.00         ZZ
                                         180         47,100.00          2
1


                                       7.625            439.98         59
                                       7.375            439.98
    CLEARWATER       FL   34616          2            02/08/02         00
    0400575056                           05           04/01/02          0
    1537721                              N            03/01/17
    0


    7781162          E82/G02             F          107,200.00         ZZ
                                         180        107,200.00          1
                                       6.250            919.16         59
                                       6.000            919.16
    HOOVER           AL   35242          2            02/04/02         00
    0400541306                           03           04/01/02          0
    0400541306                           O            03/01/17
    0


    7781164          E82/G02             F          107,600.00         T
                                         180        107,600.00          1
                                       6.500            937.31         73
                                       6.250            937.31
    WINSTON-SALEM    NC   27103          2            02/06/02         00
    0400537031                           05           04/01/02          0
    0400537031                           O            03/01/17
    0


    7781172          E82/G02             F           89,700.00         ZZ
                                         180         89,700.00          1
                                       6.750            793.76         69
                                       6.500            793.76
    WEST POINT       CA   95255          2            02/06/02         00
    0400557377                           05           04/01/02          0
    0400557377                           O            03/01/17
    0


    7781178          E82/G02             F          182,400.00         ZZ
                                         180        182,400.00          1
                                       6.875          1,626.74         80
                                       6.625          1,626.74
    GRAPEVINE        TX   76051          2            02/05/02         00
    0400512588                           05           04/01/02          0
    0400512588                           O            03/01/17
    0


    7782418          144/144             F          499,455.00         ZZ
                                         180        496,155.27          1
                                       6.500          4,350.79         30
                                       6.250          4,350.79
    BRIARCLIFF MANO  NY   10510          2            12/06/01         00
    160678920                            05           02/01/02          0
1


    160678920                            O            01/01/17
    0


    7783316          A21/G02             F          100,000.00         ZZ
                                         180         99,677.59          1
                                       6.750            884.91         29
                                       6.500            884.91
    DEMAREST         NJ   07627          2            01/31/02         00
    0433688272                           05           03/01/02          0
    0100131805                           O            02/01/17
    0


    7790192          E86/G02             F           95,000.00         ZZ
                                         180         95,000.00          1
                                       7.625            887.42         48
                                       7.375            887.42
    JAMAICA          NY   11434          5            02/14/02         00
    0433733656                           05           04/01/02          0
    1                                    O            03/01/17
    0


    7796532          313/G02             F          364,000.00         ZZ
                                         180        358,873.81          1
                                       6.500          3,170.84         80
                                       6.250          3,170.84
    ABINGTON         MA   02351          5            12/03/01         00
    0433673373                           05           01/01/02          0
    8465452                              O            12/01/16
    0


    7796658          313/G02             F          319,500.00         ZZ
                                         180        316,187.61          1
                                       6.000          2,696.13         55
                                       5.750          2,696.13
    CALABASAS        CA   91302          2            11/13/01         00
    0433655180                           03           01/01/02          0
    0008353161                           N            12/01/16
    0


    7797070          M27/G02             F           54,800.00         ZZ
                                         180         54,800.00          1
                                       7.375            504.12         80
                                       7.125            504.12
    RALEIGH          NC   27606          1            02/15/02         00
    0433696127                           01           04/01/02          0
    600734831                            N            03/01/17
    0


1


    7803298          E22/G02             F          100,000.00         ZZ
                                         180        100,000.00          1
                                       7.125            905.83         65
                                       6.875            905.83
    GRANBURY         TX   76049          5            02/04/02         00
    0413309345                           05           04/01/02          0
    0413309345                           O            03/01/17
    0


    7803350          E22/G02             F          220,800.00         ZZ
                                         180        220,800.00          1
                                       7.625          2,062.56         80
                                       7.375          2,062.56
    SUGAR LAND       TX   77479          5            02/01/02         00
    0413507674                           03           04/01/02          0
    0413507674                           O            03/01/17
    0


    7803372          E22/G02             F           61,000.00         ZZ
                                         180         61,000.00          1
                                       6.750            539.79         72
                                       6.500            539.79
    FLORENCE         OR   97439          2            02/06/02         00
    0413529512                           05           04/01/02          0
    0413529512                           N            03/01/17
    0


    7803406          E22/G02             F          552,000.00         ZZ
                                         180        552,000.00          1
                                       6.750          4,884.70         80
                                       6.500          4,884.70
    ISLAMORADA       FL   33036          1            02/08/02         00
    0413558057                           05           04/01/02          0
    0413558057                           O            03/01/17
    0


    7803418          E22/G02             F          100,000.00         ZZ
                                         180        100,000.00          1
                                       6.625            877.99         75
                                       6.375            877.99
    KINGWOOD         TX   77339          5            02/01/02         00
    0413562414                           03           04/01/02          0
    0413562414                           O            03/01/17
    0


    7803426          E22/G02             F           60,300.00         ZZ
                                         180         60,300.00          1
                                       6.875            537.79         90
                                       6.625            537.79
1


    EDMOND           OK   73013          1            02/08/02         04
    0413571100                           05           04/01/02         20
    0413571100                           N            03/01/17
    0


    7803438          E22/G02             F           65,000.00         ZZ
                                         180         65,000.00          1
                                       6.625            570.70         54
                                       6.375            570.70
    AUSTIN           TX   78750          5            02/04/02         00
    0413581695                           05           04/01/02          0
    0413581695                           O            03/01/17
    0


    7803452          E22/G02             F          140,000.00         ZZ
                                         180        139,558.31          1
                                       7.000          1,258.36         67
                                       6.750          1,258.36
    DALLAS           TX   75248          5            01/31/02         00
    0413593047                           05           03/01/02          0
    0413593047                           O            02/01/17
    0


    7803458          E22/G02             F           68,000.00         ZZ
                                         180         67,785.47          1
                                       7.000            611.20         68
                                       6.750            611.20
    MANVEL           TX   77578          2            02/01/02         00
    0413597212                           05           03/01/02          0
    0413597212                           O            02/01/17
    0


    7803482          E22/G02             F           88,000.00         ZZ
                                         180         87,719.34          1
                                       6.875            784.83         80
                                       6.625            784.83
    FAIRFIELD        AL   35064          2            02/04/02         00
    0413617721                           05           03/01/02          0
    0413617721                           O            02/01/17
    0


    7803530          E22/G02             F           36,000.00         ZZ
                                         180         36,000.00          1
                                       7.250            328.63         80
                                       7.000            328.63
    HOUSTON          TX   77054          1            02/07/02         00
    0413658071                           01           04/01/02          0
    0413658071                           O            03/01/17
    0
1




    7804394          E82/G02             F           67,000.00         ZZ
                                         180         67,000.00          1
                                       6.750            592.89         51
                                       6.500            592.89
    SAYREVILLE       NJ   08872          2            02/07/02         00
    0400571816                           05           04/01/02          0
    1628900                              O            03/01/17
    0


    7804398          E82/G02             F          102,000.00         ZZ
                                         180        102,000.00          1
                                       6.625            895.55         80
                                       6.375            895.55
    HOUSTON          TX   77070          2            02/07/02         00
    0400580247                           03           04/01/02          0
    0400580247                           O            03/01/17
    0


    7807842          144/144             F          533,500.00         ZZ
                                         180        531,723.44          1
                                       6.375          4,610.78         77
                                       6.125          4,610.78
    NEW PALTZ        NY   12561          4            01/02/02         00
    SHETH                                05           03/01/02          0
    SHETH                                O            02/01/17
    0


    7808228          N74/G02             F          122,000.00         ZZ
                                         180        122,000.00          1
                                       6.500          1,062.75         63
                                       6.250          1,062.75
    COVINGTON        TN   38019          5            02/13/02         00
    0433716180                           05           04/01/02          0
    29842010                             O            03/01/17
    0


    7814950          K15/G02             F          110,700.00         ZZ
                                         180        110,700.00          1
                                       7.625          1,034.08         90
                                       7.375          1,034.08
    CRESTVIEW        FL   32539          5            02/14/02         10
    0433713518                           05           04/01/02         12
    0090305301756                        O            03/01/17
    0


    7821824          H81/G02             F           96,000.00         ZZ
                                         180         96,000.00          1
1


                                       7.500            889.93         80
                                       7.250            889.93
    PLEASANT PRAIRI  WI   53158          2            02/15/02         00
    0433725645                           05           04/01/02          0
    14883                                O            03/01/17
    0


    7822200          964/G02             F           76,500.00         ZZ
                                         180         76,500.00          1
                                       7.250            698.34         75
                                       7.000            698.34
    RIGBY            ID   83442          2            02/21/02         00
    0433725561                           05           04/01/02          0
    176511                               N            03/01/17
    0


    7826144          E22/G02             F           90,000.00         ZZ
                                         180         90,000.00          1
                                       6.750            796.42         72
                                       6.500            796.42
    LAFAYETTE        GA   30728          5            02/05/02         00
    0413495110                           05           04/01/02          0
    0413495110                           O            03/01/17
    0


    7826170          E22/G02             F          139,200.00         ZZ
                                         180        139,200.00          1
                                       7.125          1,260.92         80
                                       6.875          1,260.92
    NEW ALBANY       IN   47150          2            02/06/02         00
    0413531401                           05           04/01/02          0
    0413531401                           O            03/01/17
    0


    7826186          E22/G02             F          108,000.00         ZZ
                                         180        108,000.00          1
                                       6.500            940.80         65
                                       6.250            940.80
    COLONIAL HEIGHT  VA   23834          5            02/06/02         00
    0413538554                           03           04/01/02          0
    0413538554                           O            03/01/17
    0


    7826200          E22/G02             F          169,000.00         ZZ
                                         180        169,000.00          1
                                       6.875          1,507.23         74
                                       6.625          1,507.23
    HAYWARD          CA   94545          5            01/31/02         00
    0413550997                           09           04/01/02          0
1


    0413550997                           O            03/01/17
    0


    7826218          E22/G02             F          254,250.00         ZZ
                                         180        254,250.00          1
                                       6.500          2,214.79         50
                                       6.250          2,214.79
    DALLAS           TX   75218          5            02/04/02         00
    0413555855                           05           04/01/02          0
    0413555855                           O            03/01/17
    0


    7826348          E22/G02             F          125,000.00         ZZ
                                         180        125,000.00          1
                                       7.375          1,149.90         95
                                       7.125          1,149.90
    MIAMI            FL   33176          5            02/05/02         04
    0413634080                           03           04/01/02         35
    0413634080                           O            03/01/17
    0


    7826364          E22/G02             F           55,000.00         ZZ
                                         180         55,000.00          1
                                       7.625            513.77         73
                                       7.375            513.77
    TEXAS CITY       TX   77590          5            02/05/02         00
    0413642877                           05           04/01/02          0
    0413642877                           O            03/01/17
    0


    7827278          S48/S48             F          345,000.00         ZZ
                                         180        345,000.00          1
                                       6.750          3,052.94         75
                                       6.500          3,052.94
    BRIDGEWATER      CT   06752          5            01/29/02         00
    6366635347                           05           04/01/02          0
    6366635347                           O            03/01/17
    0


    7827280          S48/S48             F          317,000.00         ZZ
                                         180        315,999.88          1
                                       7.000          2,849.29         80
                                       6.750          2,849.29
    LA HABRA         CA   90631          2            01/21/02         00
    6809369538                           05           03/01/02          0
    6809369538                           O            02/01/17
    0


1


    7827282          S48/S48             F          650,000.00         ZZ
                                         180        647,904.33          1
                                       6.750          5,751.92         40
                                       6.500          5,751.92
    WILSON           WY   83014          2            01/15/02         00
    6914692287                           05           03/01/02          0
    6914692287                           O            02/01/17
    0


    7827718          A21/G02             F          191,000.00         ZZ
                                         180        191,000.00          2
                                       6.750          1,690.18         61
                                       6.500          1,690.18
    PALISADE PARK    NJ   07850          2            02/12/02         00
    0433711504                           05           04/01/02          0
    7770000007                           O            03/01/17
    0


    7828130          E82/G02             F           70,000.00         ZZ
                                         180         70,000.00          2
                                       6.875            624.30         57
                                       6.625            624.30
    ZION             IL   60099          2            02/12/02         00
    0400580056                           03           04/01/02          0
    1570591                              N            03/01/17
    0


    7828138          E82/G02             F           82,500.00         ZZ
                                         180         82,500.00          1
                                       6.375            713.01         66
                                       6.125            713.01
    ORLANDO          FL   32825          2            02/08/02         00
    0400552444                           03           04/01/02          0
    552444                               O            03/01/17
    0


    7828140          E82/G02             F          106,250.00         ZZ
                                         180        106,250.00          1
                                       6.625            932.87         85
                                       6.375            932.87
    PAXTON           IL   60957          5            02/08/02         04
    0400578720                           05           04/01/02          6
    0400578720                           O            03/01/17
    0


    7836408          K15/G02             F           89,300.00         ZZ
                                         180         89,300.00          1
                                       7.250            815.19         71
                                       7.000            815.19
1


    WATERFORD        MI   48329          5            01/31/02         00
    0433674694                           05           04/01/02          0
    035805303804                         O            03/01/17
    0


    7842850          K15/G02             F          136,800.00         ZZ
                                         180        136,800.00          1
                                       7.750          1,287.67         90
                                       7.500          1,287.67
    CALHOUN          GA   30701          5            02/19/02         11
    0433717162                           05           04/01/02         12
    01450314356                          O            03/01/17
    0


    7844532          642/G02             F          480,000.00         ZZ
                                         180        480,000.00          1
                                       6.750          4,247.57         80
                                       6.500          4,247.57
    SCITUATE         RI   02831          5            02/13/02         00
    0433700564                           05           04/01/02          0
    0157102                              O            03/01/17
    0


    7847034          E22/G02             F           70,000.00         ZZ
                                         180         70,000.00          1
                                       7.000            629.18         55
                                       6.750            629.18
    NORTH WEBSTER    IN   46555          5            02/07/02         00
    0413483512                           05           04/01/02          0
    0413483512                           O            03/01/17
    0


    7847090          E22/G02             F          352,800.00         ZZ
                                         180        352,800.00          1
                                       6.625          3,097.56         80
                                       6.375          3,097.56
    HOUSTON          TX   77005          5            01/31/02         00
    0413575267                           05           04/01/02          0
    0413575267                           O            03/01/17
    0


    7847104          E22/G02             F          140,000.00         ZZ
                                         180        140,000.00          1
                                       6.625          1,229.19         78
                                       6.375          1,229.19
    MARBLE FALLS     TX   78654          5            02/07/02         00
    0413587700                           05           04/01/02          0
    0413587700                           O            03/01/17
    0
1




    7847124          E22/G02             F          112,000.00         ZZ
                                         180        112,000.00          1
                                       7.125          1,014.53         80
                                       6.875          1,014.53
    NEW WAVERLY      TX   77358          5            02/05/02         00
    0413601246                           05           04/01/02          0
    0413601246                           O            03/01/17
    0


    7847152          E22/G02             F           95,000.00         ZZ
                                         180         95,000.00          1
                                       7.125            860.54         22
                                       6.875            860.54
    KINGSLAND        TX   78639          5            02/07/02         00
    0413620535                           05           04/01/02          0
    0413620535                           O            03/01/17
    0


    7848410          313/G02             F          353,900.00         ZZ
                                         180        351,511.42          1
                                       6.250          3,034.42         71
                                       6.000          3,034.42
    REISTERSTOWN     MD   21136          5            12/10/01         00
    0433674439                           05           02/01/02          0
    8458127                              O            01/01/17
    0


    7848416          313/G02             F          592,700.00         ZZ
                                         180        586,683.86          1
                                       6.250          5,081.95         79
                                       6.000          5,081.95
    ORLANDO          FL   32806          5            11/28/01         00
    0433676566                           05           01/01/02          0
    00008454977                          O            12/01/16
    0


    7849404          N74/G02             F           40,000.00         ZZ
                                         120         40,000.00          1
                                       6.375            451.65         49
                                       6.125            451.65
    HOUSTON          TX   77429          5            02/15/02         00
    0433690971                           03           04/01/02          0
    0029848010                           O            03/01/12
    0


    7854454          A80/G02             F           98,000.00         ZZ
                                         180         98,000.00          1
1


                                       7.125            887.72         87
                                       6.875            887.72
    MIAMI            FL   33178          2            02/22/02         12
    0433713104                           01           04/01/02         12
    020230243                            O            03/01/17
    0


    7860564          E45/G02             F           97,500.00         ZZ
                                         180         96,909.23          1
                                       7.500            903.84         61
                                       7.250            903.84
    BLOOMINGDAL      IL   60108          5            12/19/01         00
    0433713138                           05           02/01/02          0
    196099                               O            01/01/17
    0


    7873696          E22/G02             F           84,000.00         ZZ
                                         180         84,000.00          1
                                       7.625            784.67         80
                                       7.375            784.67
    LOWELL           VT   05847          1            02/13/02         00
    0413522681                           05           04/01/02          0
    0413522681                           O            03/01/17
    0


    7873732          E22/G02             F           54,000.00         ZZ
                                         180         54,000.00          1
                                       7.000            485.37         89
                                       6.750            485.37
    GUTHRIE          OK   73044          2            02/07/02         01
    0413563693                           05           04/01/02         25
    0413563693                           O            03/01/17
    0


    7873738          E22/G02             F           80,000.00         ZZ
                                         180         80,000.00          1
                                       7.125            724.66         62
                                       6.875            724.66
    FORT WORTH       TX   76133          5            02/07/02         00
    0413565847                           05           04/01/02          0
    0413565847                           O            03/01/17
    0


    7873754          E22/G02             F           89,116.00         ZZ
                                         180         89,116.00          1
                                       7.000            801.00         75
                                       6.750            801.00
    MIAMI            FL   33173          5            02/08/02         00
    0413576174                           09           04/01/02          0
1


    0413576174                           O            03/01/17
    0


    7873766          E22/G02             F           90,750.00         ZZ
                                         180         90,750.00          1
                                       7.750            854.21         75
                                       7.500            854.21
    LOXLEY           AL   36551          5            02/13/02         00
    0413583345                           05           04/01/02          0
    0413583345                           N            03/01/17
    0


    7873794          E22/G02             F           80,500.00         ZZ
                                         180         80,500.00          1
                                       6.750            712.35         95
                                       6.500            712.35
    CLARKSVILLE      IN   47129          5            02/08/02         10
    0413599085                           05           04/01/02         25
    0413599085                           O            03/01/17
    0


    7873840          E22/G02             F           75,000.00         ZZ
                                         180         75,000.00          1
                                       7.000            674.12         65
                                       6.750            674.12
    THE COLONY       TX   75056          5            02/08/02         00
    0413623208                           05           04/01/02          0
    0413623208                           O            03/01/17
    0


    7873882          E22/G02             F           47,250.00         ZZ
                                         180         47,250.00          1
                                       7.750            444.75         75
                                       7.500            444.75
    PRESCOTT         MI   48756          5            02/13/02         00
    0413646621                           05           04/01/02          0
    0413646621                           N            03/01/17
    0


    7873892          E22/G02             F           78,200.00         ZZ
                                         180         78,200.00          1
                                       7.500            724.92         85
                                       7.250            724.92
    LAKELAND         FL   33809          5            02/08/02         01
    0413656083                           05           04/01/02         20
    0413656083                           O            03/01/17
    0


1


    7876054          E82/G02             F          101,000.00         ZZ
                                         180        101,000.00          1
                                       7.000            907.82         64
                                       6.750            907.82
    CARTERET         NJ   07008          2            02/11/02         00
    0400576013                           05           04/01/02          0
    0400576013                           O            03/01/17
    0


    7876056          E82/G02             F           77,500.00         ZZ
                                         180         77,500.00          1
                                       6.250            664.50         41
                                       6.000            664.50
    DELRAN           NJ   08075          2            02/11/02         00
    0400537189                           05           04/01/02          0
    1603165                              O            03/01/17
    0


    7876060          E82/G02             F          126,900.00         ZZ
                                         180        126,900.00          3
                                       7.250          1,158.42         64
                                       7.000          1,158.42
    REDLANDS         CA   92373          2            02/08/02         00
    0400549838                           05           04/01/02          0
    1560822                              N            03/01/17
    0


    7876750          E45/G02             F           69,350.00         ZZ
                                         180         69,145.12          2
                                       7.750            652.77         75
                                       7.500            652.77
    MACON            GA   31204          2            01/16/02         00
    0433713385                           05           03/01/02          0
    195834                               N            02/01/17
    0


    7880218          U05/G02             F           75,100.00         ZZ
                                         180         75,100.00          1
                                       6.750            664.57         76
                                       6.500            664.57
    HOLLYWOOD        FL   33019          2            02/25/02         00
    0433751187                           06           04/01/02          0
    3206582                              O            03/01/17
    0


    7882978          E98/G02             F          133,000.00         ZZ
                                         180        133,000.00          1
                                       7.500          1,232.93         79
                                       7.250          1,232.93
1


    WABASSO          MN   56293          5            02/04/02         00
    0433690906                           05           04/01/02          0
    8191001610965                        O            03/01/17
    0


    7890466          E22/G02             F          135,000.00         ZZ
                                         180        135,000.00          1
                                       6.875          1,204.00         77
                                       6.625          1,204.00
    EL PASO          TX   79912          2            02/08/02         00
    0413336561                           05           04/01/02          0
    0413336561                           O            03/01/17
    0


    7890592          E22/G02             F           39,200.00         ZZ
                                         180         39,200.00          1
                                       7.375            360.61         80
                                       7.125            360.61
    PARADISE         CA   95969          1            02/05/02         00
    0413597899                           01           04/01/02          0
    0413597899                           N            03/01/17
    0


    7896270          U05/G02             F          110,000.00         ZZ
                                         180        110,000.00          1
                                       6.625            965.79         42
                                       6.375            965.79
    BELTSVILLE       MD   20705          5            02/22/02         00
    0433730173                           03           04/01/02          0
    3198846                              O            03/01/17
    0


    7897736          944/G02             F          130,400.00         ZZ
                                         180        130,400.00          1
                                       6.500          1,135.93         80
                                       6.250          1,135.93
    PORTLAND         OR   97211          2            02/20/02         00
    0433713450                           05           04/01/02          0
    W01104518                            O            03/01/17
    0


    7899192          225/G02             F          400,000.00         ZZ
                                         180        395,315.32          1
                                       7.000          3,595.31         90
                                       6.750          3,595.31
    HENDERSON        NV   89074          5            11/21/01         10
    0433705225                           03           01/01/02         25
    007326708                            O            12/01/16
    0
1




    7903384          E23/G02             F          148,000.00         ZZ
                                         180        148,000.00          1
                                       6.375          1,279.09         50
                                       6.125          1,279.09
    AUBURN           CA   95603          2            02/14/02         00
    0433720562                           05           04/01/02          0
    71003257                             O            03/01/17
    0


    7910346          E22/G02             F          135,000.00         ZZ
                                         180        135,000.00          1
                                       6.875          1,204.00         75
                                       6.625          1,204.00
    ADDISON          IL   60101          5            02/12/02         00
    0413520750                           05           04/01/02          0
    0413520750                           O            03/01/17
    0


    7910354          E22/G02             F          102,400.00         ZZ
                                         180        102,400.00          1
                                       6.375            884.99         80
                                       6.125            884.99
    SYLACAUGA        AL   35150          1            02/15/02         00
    0413542804                           05           04/01/02          0
    0413542804                           O            03/01/17
    0


    7910356          E22/G02             F           84,000.00         ZZ
                                         180         83,732.09          1
                                       6.875            749.16         77
                                       6.625            749.16
    PAW PAW          MI   49079          5            01/30/02         00
    0413543448                           05           03/01/02          0
    0413543448                           O            02/01/17
    0


    7910386          E22/G02             F          220,000.00         ZZ
                                         180        220,000.00          1
                                       6.500          1,916.44         56
                                       6.250          1,916.44
    EAST BRIDGEWATE  MA   02333          5            02/11/02         00
    0413564998                           05           04/01/02          0
    0413564998                           O            03/01/17
    0


    7910422          E22/G02             F          122,350.00         T
                                         180        122,350.00          1
1


                                       6.625          1,074.23         90
                                       6.375          1,074.23
    NAPLES           FL   34112          1            02/13/02         04
    0413592551                           01           04/01/02         12
    0413592551                           O            03/01/17
    0


    7910470          E22/G02             F           65,000.00         ZZ
                                         180         65,000.00          1
                                       7.000            584.24         63
                                       6.750            584.24
    HOUSTON          TX   77065          5            02/15/02         00
    0413613258                           03           04/01/02          0
    0413613258                           N            03/01/17
    0


    7910556          E22/G02             F          440,000.00         ZZ
                                         180        440,000.00          1
                                       7.000          3,954.84         80
                                       6.750          3,954.84
    SUGAR LAND       TX   77479          5            02/11/02         00
    0413662123                           03           04/01/02          0
    0413662123                           O            03/01/17
    0


    7910572          E22/G02             F          112,400.00         ZZ
                                         180        112,400.00          1
                                       7.250          1,026.06         80
                                       7.000          1,026.06
    HOUSTON          TX   77017          5            02/11/02         00
    0413672981                           05           04/01/02          0
    0413672981                           O            03/01/17
    0


    7911178          E82/G02             F           44,700.00         ZZ
                                         180         44,700.00          1
                                       7.250            408.05         79
                                       7.000            408.05
    AUGUSTA          GA   30906          2            02/12/02         00
    0400568952                           05           04/01/02          0
    1971036                              O            03/01/17
    0


    7911190          E82/G02             F           64,500.00         ZZ
                                         180         64,500.00          1
                                       6.375            557.44         90
                                       6.125            557.44
    TYLER            TX   75709          2            02/12/02         04
    0400542197                           05           04/01/02         12
1


    0400542197                           O            03/01/17
    0


    7911196          E82/G02             F          142,000.00         ZZ
                                         180        142,000.00          1
                                       6.125          1,207.89         78
                                       5.875          1,207.89
    SPRINGFIELD      VA   22151          2            02/12/02         00
    0400543203                           05           04/01/02          0
    2858177                              O            03/01/17
    0


    7911198          E82/G02             F          122,200.00         ZZ
                                         180        122,200.00          1
                                       6.750          1,081.36         57
                                       6.500          1,081.36
    ORANGEVALE       CA   95662          2            02/13/02         00
    0400570412                           05           04/01/02          0
    1869633                              O            03/01/17
    0


    7911200          E82/G02             F          165,300.00         ZZ
                                         180        165,300.00          1
                                       6.625          1,451.32         80
                                       6.375          1,451.32
    AITKIN           MN   56431          2            02/12/02         00
    0400581062                           05           04/01/02          0
    5128584                              O            03/01/17
    0


    7911216          E82/G02             F           94,000.00         ZZ
                                         180         94,000.00          1
                                       6.875            838.34         76
                                       6.625            838.34
    NASHVILLE        TN   37212          2            02/12/02         00
    0400581013                           05           04/01/02          0
    0400581013                           O            03/01/17
    0


    7911218          E82/G02             F           89,300.00         ZZ
                                         180         89,300.00          1
                                       6.625            784.05         80
                                       6.375            784.05
    TAMARAC          FL   33321          2            02/12/02         00
    0400580585                           05           04/01/02          0
    1521641                              O            03/01/17
    0


1


    7911222          E82/G02             F          145,000.00         ZZ
                                         180        145,000.00          1
                                       6.125          1,233.41         52
                                       5.875          1,233.41
    MARION TOWNSHIP  MI   48843          2            02/13/02         00
    0400547105                           05           04/01/02          0
    1835377                              O            03/01/17
    0


    7911224          E82/G02             F           60,500.00         ZZ
                                         180         60,500.00          1
                                       6.875            539.57         57
                                       6.625            539.57
    NAPLES           FL   34108          2            02/13/02         00
    0400567087                           05           04/01/02          0
    1592158                              O            03/01/17
    0


    7911230          E82/G02             F           92,500.00         ZZ
                                         180         92,500.00          1
                                       6.625            812.14         67
                                       6.375            812.14
    FLAGLER BEACH    FL   32136          2            02/13/02         00
    0400586392                           05           04/01/02          0
    0400586392                           O            03/01/17
    0


    7932814          E82/G02             F          101,500.00         ZZ
                                         180        101,500.00          1
                                       6.500            884.17         56
                                       6.250            884.17
    DENVER           CO   80221          2            02/14/02         00
    0400584983                           05           04/01/02          0
    1885284                              O            03/01/17
    0


    7932820          E82/G02             F          135,000.00         ZZ
                                         180        135,000.00          1
                                       6.625          1,185.29         30
                                       6.375          1,185.29
    HANOVER          MA   02339          2            02/14/02         00
    0400582631                           05           04/01/02          0
    0400582631                           O            03/01/17
    0


    7942720          E84/G02             F          400,000.00         ZZ
                                         180        398,724.25          1
                                       6.875          3,567.42         54
                                       6.625          3,567.42
1


    SPRINGFIELD      VA   22150          1            01/31/02         00
    0433755667                           05           03/01/02          0
    65111366                             O            02/01/17
    0


    7944346          E86/G02             F          124,000.00         ZZ
                                         180        124,000.00          1
                                       6.875          1,105.90         80
                                       6.625          1,105.90
    BAKERSFIELD      CA   93311          1            02/05/02         00
    0433695590                           03           04/01/02          0
    1                                    O            03/01/17
    0


    7954624          642/G02             F          136,000.00         ZZ
                                         180        136,000.00          1
                                       7.000          1,222.41         80
                                       6.750          1,222.41
    RESEDA           CA   91335          5            02/21/02         00
    0433711496                           01           04/01/02          0
    01077502                             O            03/01/17
    0


    7957866          E22/G02             F          129,000.00         ZZ
                                         180        129,000.00          1
                                       6.750          1,141.53         80
                                       6.500          1,141.53
    FORT WORTH       TX   76110          5            02/08/02         00
    0413550435                           05           04/01/02          0
    0413550435                           O            03/01/17
    0


    7957944          E22/G02             F           63,300.00         ZZ
                                         180         63,300.00          1
                                       7.750            595.83         80
                                       7.500            595.83
    AUSTIN           TX   78702          2            02/14/02         00
    0413605627                           05           04/01/02          0
    0413605627                           N            03/01/17
    0


    7957970          E22/G02             F          190,800.00         T
                                         180        190,800.00          1
                                       7.000          1,714.96         60
                                       6.750          1,714.96
    FOUNTAIN VALLEY  CA   92708          2            02/10/02         00
    0413616491                           05           04/01/02          0
    0413616491                           O            03/01/17
    0
1




    7958006          E22/G02             F           90,500.00         ZZ
                                         180         90,500.00          1
                                       7.125            819.78         76
                                       6.875            819.78
    AFTON            WY   83110          5            02/13/02         00
    0413631532                           05           04/01/02          0
    0413631532                           O            03/01/17
    0


    7958020          E22/G02             F          108,000.00         ZZ
                                         180        108,000.00          1
                                       6.875            963.20         47
                                       6.625            963.20
    RUIDOSO          NM   88312          5            02/13/02         00
    0413635228                           05           04/01/02          0
    0413635228                           O            03/01/17
    0


    7958030          E22/G02             F           64,500.00         ZZ
                                         120         64,500.00          1
                                       6.625            736.49         41
                                       6.375            736.49
    HIALEAH          FL   33012          5            02/13/02         00
    0413641309                           05           04/01/02          0
    0413641309                           O            03/01/12
    0


    7958032          E22/G02             F           86,800.00         ZZ
                                         180         86,800.00          1
                                       7.125            786.26         80
                                       6.875            786.26
    SPRING           TX   77388          5            02/12/02         00
    0413642117                           05           04/01/02          0
    0413642117                           O            03/01/17
    0


    7958094          E22/G02             F          269,600.00         ZZ
                                         180        269,600.00          1
                                       6.875          2,404.44         80
                                       6.625          2,404.44
    KATY             TX   77450          5            02/13/02         00
    0413665027                           03           04/01/02          0
    0413665027                           O            03/01/17
    0


    7959970          E82/G02             F          156,000.00         ZZ
                                         180        156,000.00          1
1


                                       6.500          1,358.93         80
                                       6.250          1,358.93
    COLON            MI   49040          2            02/15/02         00
    0400577656                           05           04/01/02          0
    4516314                              O            03/01/17
    0


    7980498          E22/G02             F          120,000.00         ZZ
                                         180        120,000.00          1
                                       7.375          1,103.91         65
                                       7.125          1,103.91
    ARVADA           CO   80005          5            02/14/02         00
    0413545682                           05           04/01/02          0
    0413545682                           O            03/01/17
    0


    7980518          E22/G02             F          195,500.00         ZZ
                                         180        195,500.00          1
                                       6.750          1,730.00         84
                                       6.500          1,730.00
    WHITE MARSH      MD   21162          5            02/14/02         04
    0413596187                           05           04/01/02          6
    0413569187                           O            03/01/17
    0


    7980544          E22/G02             F           12,600.00         ZZ
                                         180         12,600.00          1
                                       7.000            113.25         90
                                       6.750            113.25
    PHILADELPHIA     PA   19104          1            02/20/02         04
    0413606419                           07           04/01/02         12
    0413606419                           N            03/01/17
    0


    7980618          E22/G02             F          136,000.00         ZZ
                                         180        136,000.00          1
                                       7.125          1,231.93         80
                                       6.875          1,231.93
    HOUSTON          TX   77070          5            02/12/02         00
    0413654708                           03           04/01/02          0
    0413654708                           O            03/01/17
    0


    7980628          E22/G02             F          127,650.00         ZZ
                                         180        127,650.00          1
                                       7.000          1,147.35         80
                                       6.750          1,147.35
    NAPLES           FL   34120          5            02/15/02         00
    0413657602                           05           04/01/02          0
1


    0413657602                           O            03/01/17
    0


    7981122          E82/G02             F          165,600.00         ZZ
                                         180        165,600.00          1
                                       6.375          1,431.20         51
                                       6.125          1,431.20
    FAIR OAKS        CA   95628          2            02/16/02         00
    0400550976                           05           04/01/02          0
    1701509                              O            03/01/17
    0


    7981126          E82/G02             F           78,000.00         ZZ
                                         180         78,000.00          1
                                       6.625            684.84         60
                                       6.375            684.84
    ASTON            PA   19014          2            02/18/02         00
    0400584009                           05           04/01/02          0
    1656966                              O            03/01/17
    0


    7981140          E82/G02             F           38,400.00         ZZ
                                         180         38,400.00          1
                                       7.125            347.84         80
                                       6.875            347.84
    NASHVILLE        GA   31639          5            02/18/02         00
    0400584017                           05           04/01/02          0
    7737452                              O            03/01/17
    0


    7981142          E82/G02             F          124,500.00         ZZ
                                         180        124,500.00          1
                                       6.500          1,084.53         78
                                       6.250          1,084.53
    GIDDINGS         TX   78942          2            02/18/02         00
    0400578779                           05           04/01/02          0
    3881555                              O            03/01/17
    0


    7981144          E82/G02             F          107,750.00         ZZ
                                         180        107,750.00          1
                                       6.750            953.49         79
                                       6.500            953.49
    JONESBORO        GA   30236          2            02/18/02         00
    0400587713                           05           04/01/02          0
    1792373                              O            03/01/17
    0


1


    7984180          964/G02             F          150,000.00         ZZ
                                         180        150,000.00          1
                                       7.250          1,369.30         51
                                       7.000          1,369.30
    PISMO BEACH      CA   93449          5            01/30/02         00
    0433698495                           05           04/01/02          0
    175338                               N            03/01/17
    0


    7986768          964/G02             F          200,000.00         ZZ
                                         180        200,000.00          1
                                       7.250          1,825.73         39
                                       7.000          1,825.73
    PISMO BEACH      CA   93449          5            01/30/02         00
    0433707866                           05           04/01/02          0
    175341                               N            03/01/17
    0


    7987554          964/G02             F          120,000.00         ZZ
                                         180        120,000.00          1
                                       7.250          1,095.44         42
                                       7.000          1,095.44
    PISMO BEACH      CA   93449          5            01/30/02         00
    0433713971                           05           04/01/02          0
    175336                               N            03/01/17
    0


    7993526          964/G02             F          135,200.00         ZZ
                                         180        135,200.00          1
                                       6.625          1,187.05         80
                                       6.375          1,187.05
    ALOHA            OR   97006          5            02/21/02         00
    0433739224                           05           04/01/02          0
    189732                               O            03/01/17
    0


    8002412          E22/G02             F          168,800.00         ZZ
                                         180        168,800.00          1
                                       6.875          1,505.45         80
                                       6.625          1,505.45
    HILLSBORO        TX   76645          5            02/15/02         00
    0413603242                           05           04/01/02          0
    0413603242                           O            03/01/17
    0


    8002424          E22/G02             F           85,000.00         ZZ
                                         180         85,000.00          1
                                       7.000            764.00         78
                                       6.750            764.00
1


    PLANO            TX   75023          5            02/15/02         00
    0413610247                           05           04/01/02          0
    0413610247                           O            03/01/17
    0


    8002434          E22/G02             F          129,600.00         ZZ
                                         180        129,600.00          1
                                       7.625          1,210.63         80
                                       7.375          1,210.63
    JOSHUA           TX   76058          5            02/15/02         00
    0413613431                           05           04/01/02          0
    0413613431                           O            03/01/17
    0


    8003066          E82/G02             F          111,700.00         ZZ
                                         180        111,700.00          1
                                       7.000          1,003.99         58
                                       6.750          1,003.99
    METAIRIE         LA   70002          5            02/19/02         00
    0400584660                           05           04/01/02          0
    0400584660                           O            03/01/17
    0


    8003098          E82/G02             F          124,500.00         ZZ
                                         180        124,500.00          1
                                       6.375          1,075.99         68
                                       6.125          1,075.99
    PAWCATUCK        CT   06379          2            02/20/02         00
    0400559027                           05           04/01/02          0
    0400559027                           O            03/01/17
    0


    8003102          E82/G02             F           65,300.00         ZZ
                                         180         65,300.00          1
                                       7.000            586.93         38
                                       6.750            586.93
    CHICAGO          IL   60630          2            02/20/02         00
    0400590709                           05           04/01/02          0
    0400590709                           O            03/01/17
    0


    8003110          E82/G02             F          238,200.00         ZZ
                                         180        238,200.00          1
                                       6.750          2,107.85         53
                                       6.500          2,107.85
    HEALDSBURG       CA   95448          2            02/19/02         00
    0400587663                           05           04/01/02          0
    0400587663                           O            03/01/17
    0
1




    8003124          E82/G02             F          220,000.00         ZZ
                                         180        220,000.00          1
                                       6.625          1,931.59         56
                                       6.375          1,931.59
    MIAMI            FL   33137          2            02/19/02         00
    0400578795                           05           04/01/02          0
    0400578795                           O            03/01/17
    0


    8011830          P67/G02             F          134,750.00         ZZ
                                         180        134,750.00          1
                                       7.500          1,249.15         70
                                       7.250          1,249.15
    BRIGHTON         MA   02135          1            02/21/02         00
    0433714474                           08           04/01/02          0
    1                                    N            03/01/17
    0


    8013980          Q30/G02             F          137,500.00         ZZ
                                         180        137,500.00          1
                                       7.000          1,235.89         41
                                       6.750          1,235.89
    WHITE PLAINS     NY   10606          2            02/27/02         00
    0433734795                           05           04/01/02          0
    20100281                             O            03/01/17
    0


    8014302          R21/G02             F           75,200.00         ZZ
                                         180         75,200.00          1
                                       7.250            686.47         24
                                       7.000            686.47
    NEWCOMERSTOWN    OH   43832          5            02/06/02         00
    0433738200                           05           04/01/02          0
    20011394                             O            03/01/17
    0


    8016998          Q73/G02             F           93,500.00         ZZ
                                         180         93,500.00          1
                                       6.875            833.88         85
                                       6.625            833.88
    MILAN            TN   38358          5            02/22/02         01
    0433728052                           05           04/01/02          6
    2907525                              O            03/01/17
    0


    8021984          624/G02             F           64,800.00         ZZ
                                         180         64,800.00          1
1


                                       7.500            600.70         80
                                       7.250            600.70
    TULARE           CA   93274          1            02/27/02         00
    0433728466                           05           04/01/02          0
    36500321406F                         N            03/01/17
    0


    8025784          E22/G02             F          240,800.00         ZZ
                                         180        240,800.00          1
                                       6.875          2,147.59         80
                                       6.625          2,147.59
    AUSTIN           TX   78759          5            02/18/02         00
    0413570318                           03           04/01/02          0
    0413570318                           O            03/01/17
    0


    8025848          E22/G02             F           48,400.00         ZZ
                                         180         48,400.00          1
                                       7.750            455.58         80
                                       7.500            455.58
    RENO             NV   89502          1            02/19/02         00
    0413634775                           01           04/01/02          0
    0413634775                           N            03/01/17
    0


    8025902          E22/G02             F           66,000.00         ZZ
                                         180         66,000.00          1
                                       7.500            611.83         80
                                       7.250            611.83
    LANCASTER        TX   75146          5            02/15/02         00
    0413672692                           05           04/01/02          0
    0413672692                           O            03/01/17
    0


    8026404          E82/G02             F           69,600.00         ZZ
                                         180         69,600.00          1
                                       7.000            625.58         80
                                       6.750            625.58
    COLUMBUS         IN   47201          2            02/22/02         00
    0400565610                           05           04/01/02          0
    1877868                              N            03/01/17
    0


    8026406          E82/G02             F           83,600.00         ZZ
                                         180         83,600.00          1
                                       7.000            751.42         53
                                       6.750            751.42
    HENDERSON        NV   89014          2            02/22/02         00
    0400578258                           03           04/01/02          0
1


    0400578258                           N            03/01/17
    0


    8026412          E82/G02             F           83,300.00         ZZ
                                         180         83,300.00          1
                                       6.875            742.91         53
                                       6.625            742.91
    ALVIN            TX   77511          2            02/19/02         00
    0400578001                           05           04/01/02          0
    0400578001                           O            03/01/17
    0


    8026414          E82/G02             F           40,800.00         ZZ
                                         180         40,800.00          1
                                       7.625            381.12         63
                                       7.375            381.12
    LONGWOOD         FL   32750          2            02/21/02         00
    0400588422                           05           04/01/02          0
    1530868                              O            03/01/17
    0


    8026420          E82/G02             F           88,000.00         ZZ
                                         180         88,000.00          1
                                       6.875            784.83         40
                                       6.625            784.83
    ORLANDO          FL   32837          2            02/21/02         00
    0400574182                           03           04/01/02          0
    0400574182                           O            03/01/17
    0


    8026422          E82/G02             F           65,300.00         ZZ
                                         180         65,300.00          1
                                       7.375            600.71         67
                                       7.125            600.71
    BURTON           MI   48519          2            02/25/02         00
    0400587218                           05           04/01/02          0
    0400587218                           N            03/01/17
    0


    8026568          E82/G02             F          139,000.00         ZZ
                                         180        139,000.00          1
                                       6.750          1,230.02         73
                                       6.500          1,230.02
    GOODLETTSVILLE   TN   37072          2            02/19/02         00
    0400585980                           05           04/01/02          0
    0400585980                           O            03/01/17
    0


1


    8026570          E82/G02             F          138,000.00         ZZ
                                         180        138,000.00          1
                                       7.000          1,240.38         63
                                       6.750          1,240.38
    NORTH LINDENHUR  NY   11757          2            02/21/02         00
    0400587838                           05           04/01/02          0
    0400587838                           O            03/01/17
    0


    8047824          E22/G02             F          185,000.00         ZZ
                                         180        185,000.00          1
                                       6.750          1,637.08         76
                                       6.500          1,637.08
    SALADO           TX   76571          5            02/20/02         00
    0413625260                           05           04/01/02          0
    0413625260                           O            03/01/17
    0


    8047846          E22/G02             F           40,500.00         ZZ
                                         180         40,500.00          1
                                       7.625            378.32         90
                                       7.375            378.32
    MIDWEST CITY     OK   73110          5            02/19/02         04
    0413641523                           05           04/01/02         12
    0413641523                           O            03/01/17
    0


    8047874          E22/G02             F          189,000.00         ZZ
                                         180        189,000.00          1
                                       6.750          1,672.48         19
                                       6.500          1,672.48
    LOS GATOS        CA   95032          5            02/11/02         00
    0413657248                           05           04/01/02          0
    0413657248                           O            03/01/17
    0


    8047896          E22/G02             F           65,000.00         ZZ
                                         120         65,000.00          1
                                       6.750            746.36         47
                                       6.500            746.36
    BLUE ISLAND      IL   60406          5            02/19/02         00
    0413663345                           05           04/01/02          0
    0413663345                           O            03/01/12
    0


    8047898          E22/G02             F           80,000.00         ZZ
                                         180         80,000.00          1
                                       7.125            724.66         75
                                       6.875            724.66
1


    HOUSTON          TX   77065          5            02/19/02         00
    0413663493                           03           04/01/02          0
    0413663493                           O            03/01/17
    0


    8049120          E82/G02             F          125,000.00         ZZ
                                         180        125,000.00          1
                                       7.250          1,141.08         78
                                       7.000          1,141.08
    FRANKLIN         NJ   08873          2            02/22/02         00
    0400574745                           05           04/01/02          0
    0400574745                           O            03/01/17
    0


    8049128          E82/G02             F          120,400.00         ZZ
                                         180        120,400.00          1
                                       6.500          1,048.81         86
                                       6.250          1,048.81
    MONTROSE         CO   81401          2            02/22/02         04
    0400560199                           05           04/01/02         12
    0400560199                           O            03/01/17
    0


    8049152          E82/G02             F           51,800.00         ZZ
                                         180         51,800.00          1
                                       7.750            487.58         74
                                       7.500            487.58
    LAUREL           MT   59044          2            02/26/02         00
    0400571808                           05           04/01/02          0
    3855897                              N            03/01/17
    0


    8049162          E82/G02             F          124,000.00         ZZ
                                         180        124,000.00          1
                                       6.625          1,088.71         80
                                       6.375          1,088.71
    RAYMORE          MO   64083          5            02/22/02         00
    0400580197                           05           04/01/02          0
    0400580197                           O            03/01/17
    0


    8049170          E82/G02             F           84,500.00         ZZ
                                         180         84,500.00          1
                                       7.000            759.51         68
                                       6.750            759.51
    MARIETTA         GA   30066          2            02/27/02         00
    0400591665                           05           04/01/02          0
    0400591665                           N            03/01/17
    0
1




    8049178          E82/G02             F           76,000.00         ZZ
                                         180         76,000.00          1
                                       7.375            699.14         80
                                       7.125            699.14
    BALTIMORE        MD   21227          2            02/22/02         00
    0400583811                           05           04/01/02          0
    3570085                              N            03/01/17
    0


    8051644          286/286             F          161,000.00         ZZ
                                         180        157,463.29          1
                                       7.125          1,458.39         76
                                       6.875          1,458.39
    BARRINGTON       IL   60010          2            10/24/01         00
    614125                               03           12/01/01          0
    614125                               O            11/01/16
    0


    8051646          286/286             F          100,000.00         ZZ
                                         180         99,210.10          1
                                       7.250            912.87         56
                                       7.000            912.87
    OXFORD           MA   01540          5            12/20/01         00
    870132                               05           02/01/02          0
    870132                               O            01/01/17
    0


    8051650          286/286             F           70,000.00         ZZ
                                         180         69,594.07          1
                                       8.000            668.96         36
                                       7.750            668.96
    HIALEAH          FL   33014          5            12/24/01         00
    676653                               05           02/01/02          0
    676653                               O            01/01/17
    0


    8051652          286/286             F          153,000.00         ZZ
                                         180        152,112.75          1
                                       8.000          1,462.15         80
                                       7.750          1,462.15
    SNELLVILLE       GA   30039          5            12/27/01         00
    906084                               05           02/01/02          0
    906084                               O            01/01/17
    0


    8051654          286/286             F          132,300.00         ZZ
                                         180        131,507.09          3
1


                                       7.625          1,235.86         70
                                       7.375          1,235.86
    ELIZABETH        NJ   07206          1            12/20/01         00
    642246                               05           02/01/02          0
    642246                               N            01/01/17
    0


    8051656          286/286             F           58,500.00         ZZ
                                         180         58,327.16          1
                                       7.750            550.65         90
                                       7.500            550.65
    INDIANAPOLIS     IN   46205          1            01/04/02         12
    508528                               05           03/01/02         20
    508528                               N            02/01/17
    0


    8051658          286/286             F           68,000.00         ZZ
                                         180         67,555.53          1
                                       6.625            597.04         72
                                       6.375            597.04
    ALEXANDRIA       VA   22312          2            12/11/01         00
    835287                               01           02/01/02          0
    835287                               N            01/01/17
    0


    8051660          286/286             F          220,000.00         ZZ
                                         180        215,859.95          1
                                       6.875          1,962.08         71
                                       6.625          1,962.08
    BOULDER          CO   80503          5            11/16/01         00
    686394                               05           01/01/02          0
    686394                               N            12/01/16
    0


    8051668          286/286             F           76,000.00         ZZ
                                         180         75,754.96          1
                                       6.750            672.54         80
                                       6.500            672.54
    HOLLYWOOD        FL   33021          1            01/03/02         00
    889198                               01           03/01/02          0
    889198                               O            02/01/17
    0


    8051670          286/286             F          136,500.00         ZZ
                                         180        135,672.94          1
                                       7.500          1,265.37         75
                                       7.250          1,265.37
    ATLANTA          GA   30317          5            01/04/02         00
    889162                               05           02/01/02          0
1


    889162                               N            01/01/17
    0


    8051672          286/286             F          109,875.00         ZZ
                                         180        109,209.26          1
                                       7.500          1,018.55         75
                                       7.250          1,018.55
    ATLANTA          GA   30310          5            01/04/02         00
    889192                               05           02/01/02          0
    889192                               N            01/01/17
    0


    8051674          286/286             F          115,700.00         ZZ
                                         180        114,998.97          1
                                       7.500          1,072.55         65
                                       7.250          1,072.55
    ATLANTA          GA   30310          5            01/04/02         00
    889203                               05           02/01/02          0
    889203                               N            01/01/17
    0


    8051676          286/286             F           86,250.00         ZZ
                                         180         85,727.39          1
                                       7.500            799.55         75
                                       7.250            799.55
    DECATUR          GA   30032          5            01/04/02         00
    888862                               05           02/01/02          0
    888862                               N            01/01/17
    0


    8051678          286/286             F           72,750.00         ZZ
                                         180         72,309.20          1
                                       7.500            674.40         75
                                       7.250            674.40
    ATLANTA          GA   30315          5            01/04/02         00
    891332                               03           02/01/02          0
    891332                               N            01/01/17
    0


    8051682          286/286             F          105,000.00         ZZ
                                         180        104,363.80          1
                                       7.500            973.36         75
                                       7.250            973.36
    ATLANTA          GA   30310          5            01/04/02         00
    889682                               03           02/01/02          0
    889682                               N            01/01/17
    0


1


    8051684          286/286             F           32,500.00         ZZ
                                         180         31,429.98          1
                                       6.750            287.60         50
                                       6.500            287.60
    VIRGINIA BEACH   VA   23451          2            12/14/01         00
    860522                               01           02/01/02          0
    860522                               N            01/01/17
    0


    8051686          286/286             F           33,000.00         ZZ
                                         180         30,907.72          1
                                       6.750            292.03         50
                                       6.500            292.03
    VIRGINIA BEACH   VA   23451          2            12/14/01         00
    860456                               02           02/01/02          0
    860456                               N            01/01/17
    0


    8051688          286/286             F           33,000.00         ZZ
                                         180         31,245.36          1
                                       6.750            292.03         50
                                       6.500            292.03
    VIRGINIA BEACH   VA   23451          2            12/14/01         00
    860484                               01           02/01/02          0
    860484                               N            01/01/17
    0


    8051692          286/286             F          129,000.00         ZZ
                                         180        127,718.14          1
                                       6.500          1,123.73         57
                                       6.250          1,123.73
    SILVER SPRING    MD   20905          5            11/30/01         00
    845871                               05           01/01/02          0
    845871                               O            12/01/16
    0


    8051696          286/286             F           68,000.00         ZZ
                                         180         66,422.37          1
                                       7.000            611.21         70
                                       6.750            611.21
    CHARLOTTE        NC   28214          2            08/28/01         00
    535553                               05           10/01/01          0
    535553                               N            09/01/16
    0


    8051700          286/286             F          234,000.00         ZZ
                                         180        232,539.50          1
                                       7.500          2,169.21         80
                                       7.250          2,169.21
1


    SAN DIEGO        CA   92117          5            12/03/01         00
    869726                               05           02/01/02          0
    869726                               O            01/01/17
    0


    8051702          286/286             F           85,000.00         ZZ
                                         180         84,187.77          1
                                       7.000            764.01         70
                                       6.750            764.01
    WILMINGTON       NC   28412          1            11/05/01         00
    458966                               05           01/01/02          0
    458966                               O            12/01/16
    0


    8051704          286/286             F           65,250.00         ZZ
                                         180         64,235.07          1
                                       7.500            604.88         75
                                       7.250            604.88
    PORTSMOUTH       VA   23707          5            09/06/01         00
    477594                               05           11/01/01          0
    477594                               N            10/01/16
    0


    8051706          286/286             F           40,000.00         ZZ
                                         180         39,762.86          1
                                       7.750            376.52         67
                                       7.500            376.52
    FALLS CHURCH     VA   22044          1            12/17/01         00
    677703                               01           02/01/02          0
    677703                               N            01/01/17
    0


    8051708          286/286             F           57,200.00         ZZ
                                         180         56,818.02          1
                                       6.375            494.36         80
                                       6.125            494.36
    GARFIELD HTS     OH   44125          1            12/13/01         00
    686905                               05           02/01/02          0
    686905                               O            01/01/17
    0


    8051712          286/286             F          107,910.00         ZZ
                                         180        107,580.51          1
                                       7.375            992.69         90
                                       7.125            992.69
    ORLANDO          FL   32811          1            01/04/02         11
    890472                               01           03/01/02         25
    890472                               O            02/01/17
    0
1




    8051714          286/286             F          350,000.00         ZZ
                                         180        346,739.07          1
                                       7.250          3,195.02         46
                                       7.000          3,195.02
    WASHINGTON       DC   20005          5            11/30/01         00
    845919                               05           01/01/02          0
    845919                               O            12/01/16
    0


    8051718          286/286             F          138,600.00         ZZ
                                         180        136,858.62          4
                                       7.250          1,265.23         70
                                       7.000          1,265.23
    EL PASO          TX   79936          2            10/19/01         00
    372352                               05           12/01/01          0
    372352                               N            11/01/16
    0


    8051720          286/286             F          100,000.00         ZZ
                                         180         97,980.25          4
                                       8.250            970.14         80
                                       7.750            970.14
    ST LOUIS         MO   63139          1            07/25/01         00
    389773                               05           09/01/01          0
    389773                               N            08/01/16
    0


    8051722          286/286             F           83,000.00         ZZ
                                         180         82,439.78          1
                                       6.250            711.67         64
                                       6.000            711.67
    SOLON            OH   44139          5            12/21/01         00
    858880                               05           02/01/02          0
    858880                               O            01/01/17
    0


    8051724          286/286             F          120,000.00         ZZ
                                         180        119,215.64          1
                                       6.625          1,053.60         51
                                       6.375          1,053.60
    LYNN             MA   01905          5            12/18/01         00
    689475                               05           02/01/02          0
    689475                               O            01/01/17
    0


    8051728          286/286             F          136,000.00         ZZ
                                         180        135,111.06          1
1


                                       6.625          1,194.08         80
                                       6.375          1,194.08
    PIQUA            OH   45356          2            12/26/01         00
    853181                               05           02/01/02          0
    853181                               O            01/01/17
    0


    8051730          286/286             F          133,800.00         ZZ
                                         180        130,848.93          1
                                       6.500          1,165.55         60
                                       6.250          1,165.55
    COLLEGE PARK     MD   20740          5            11/07/01         00
    606037                               05           01/01/02          0
    606037                               O            12/01/16
    0


    8051732          286/286             F           75,000.00         ZZ
                                         180         73,544.02          1
                                       6.875            668.90         72
                                       6.625            668.90
    LYNCHBURG        VA   24502          5            08/27/01         00
    554598                               05           10/01/01          0
    554598                               O            09/01/16
    0


    8051734          286/286             F           52,000.00         ZZ
                                         180         50,990.52          1
                                       6.875            463.77         80
                                       6.625            463.77
    CANONSBURG       PA   15317          1            08/27/01         00
    499637                               05           10/01/01          0
    499637                               N            09/01/16
    0


    8051736          286/286             F           33,000.00         ZZ
                                         180         32,784.30          1
                                       6.625            289.74         31
                                       6.375            289.74
    TAYLOR           MI   48180          2            12/06/01         00
    865535                               05           02/01/02          0
    865535                               O            01/01/17
    0


    8051740          286/286             F          142,000.00         ZZ
                                         180        141,120.65          1
                                       7.250          1,296.27         80
                                       7.000          1,296.27
    LITTLETON        CO   80122          1            12/14/01         00
    870260                               03           02/01/02          0
1


    870260                               N            01/01/17
    0


    8051742          286/286             F          433,900.00         ZZ
                                         180        431,154.14          1
                                       7.000          3,900.02         79
                                       6.750          3,900.02
    PARK RIDGE       IL   60068          2            12/19/01         00
    874254                               05           02/01/02          0
    874254                               O            01/01/17
    0


    8051744          286/286             F           72,000.00         ZZ
                                         180         71,554.12          3
                                       7.250            657.27         90
                                       7.000            657.27
    YORK             PA   17404          1            12/14/01         10
    670473                               05           02/01/02         12
    670473                               O            01/01/17
    0


    8051746          286/286             F           33,300.00         ZZ
                                         180         32,993.07          2
                                       7.375            306.34         90
                                       7.125            306.34
    CLEVELAND        OH   44102          1            11/21/01         10
    660677                               05           01/01/02         25
    660677                               N            12/01/16
    0


    8051748          286/286             F           77,000.00         ZZ
                                         180         75,757.93          1
                                       6.875            686.73         66
                                       6.625            686.73
    MORENO VALLEY    CA   92557          2            09/06/01         00
    516476                               05           11/01/01          0
    516476                               N            10/01/16
    0


    8051750          286/286             F           60,000.00         ZZ
                                         180         59,515.59          1
                                       6.875            535.12         60
                                       6.625            535.12
    VIRGINIA BEACH   VA   23451          2            12/12/01         00
    684341                               05           02/01/02          0
    684341                               N            01/01/17
    0


1


    8051752          286/286             F           35,910.00         ZZ
                                         180         35,687.63          1
                                       7.250            327.81         90
                                       7.000            327.81
    SUNRISE          FL   33313          1            12/31/01         11
    835924                               01           02/01/02         12
    835924                               O            01/01/17
    0


    8051754          286/286             F          212,000.00         ZZ
                                         180        210,643.81          4
                                       6.875          1,890.74         80
                                       6.625          1,890.74
    BRIDGEPORT       CT   06610          1            01/02/02         00
    880087                               05           02/01/02          0
    880087                               O            01/01/17
    0


    8051756          286/286             F           73,000.00         ZZ
                                         180         72,319.63          1
                                       6.750            645.98         21
                                       6.500            645.98
    YUCAIPA AREA     CA   92399          5            12/21/01         00
    774660                               05           02/01/02          0
    774660                               O            01/01/17
    0


    8051758          286/286             F          150,000.00         ZZ
                                         180        149,030.06          3
                                       6.750          1,327.36         53
                                       6.500          1,327.36
    DORCHESTER       MA   02122          5            12/14/01         00
    9912837                              05           02/01/02          0
    9912837                              O            01/01/17
    0


    8051762          286/286             F           76,500.00         ZZ
                                         180         75,978.15          1
                                       6.125            650.73         63
                                       5.875            650.73
    RENO             NV   89506          2            12/05/01         00
    708119                               05           02/01/02          0
    708119                               N            01/01/17
    0


    8051764          286/286             F          375,000.00         ZZ
                                         180        369,141.57          1
                                       7.250          3,423.24         51
                                       7.000          3,423.24
1


    LIVERMORE        CA   94550          1            09/05/01         00
    9892618                              03           11/01/01          0
    9892618                              O            10/01/16
    0


    8051766          286/286             F           68,500.00         ZZ
                                         180         67,967.27          2
                                       6.875            610.92         45
                                       6.625            610.92
    CICERO           IL   60804          2            01/04/02         00
    708993                               05           02/01/02          0
    708993                               N            01/01/17
    0


    8051768          286/286             F          105,000.00         ZZ
                                         180        103,915.26          1
                                       7.250            958.51         72
                                       7.000            958.51
    ETTERS           PA   17319          5            12/21/01         00
    714383                               05           02/01/02          0
    714383                               N            01/01/17
    0


    8061524          T90/G02             F           56,800.00         ZZ
                                         180         56,628.46          1
                                       7.500            526.54         62
                                       7.250            526.54
    HENDERSONVILLE   TN   37075          5            02/04/02         00
    0433720547                           05           03/01/02          0
    71208                                N            02/01/17
    0


    8070500          E22/G02             F           89,000.00         ZZ
                                         180         89,000.00          1
                                       6.625            781.41         89
                                       6.375            781.41
    EL PASO          TX   79912          2            02/20/02         04
    0413607821                           05           04/01/02         12
    0413607821                           O            03/01/17
    0


    8070526          E22/G02             F          200,000.00         ZZ
                                         180        200,000.00          1
                                       6.875          1,783.71         62
                                       6.625          1,783.71
    DALLAS           TX   75238          5            02/21/02         00
    0413630443                           05           04/01/02          0
    0413630443                           O            03/01/17
    0
1




    8070542          E22/G02             F           72,000.00         ZZ
                                         180         72,000.00          1
                                       6.625            632.16         24
                                       6.375            632.16
    WIMBERLY         TX   78676          5            02/20/02         00
    0413644444                           05           04/01/02          0
    0413644444                           O            03/01/17
    0


    8070544          E22/G02             F          207,500.00         ZZ
                                         180        207,500.00          1
                                       7.250          1,894.19         70
                                       7.000          1,894.19
    NEW BRAUNFELS    TX   78133          5            02/21/02         00
    0413644618                           05           04/01/02          0
    0413644618                           O            03/01/17
    0


    8070546          E22/G02             F           67,500.00         ZZ
                                         180         67,500.00          1
                                       7.000            606.71         69
                                       6.750            606.71
    EULESS           TX   76039          5            02/20/02         00
    0413646118                           05           04/01/02          0
    0413646118                           O            03/01/17
    0


    8070878          E82/G02             F          180,100.00         ZZ
                                         180        180,100.00          1
                                       6.750          1,593.72         73
                                       6.500          1,593.72
    INDIANAPOLIS     IN   46228          2            02/23/02         00
    0400586269                           03           04/01/02          0
    1554431                              O            03/01/17
    0


    8070886          E82/G02             F          104,000.00         ZZ
                                         180        104,000.00          1
                                       6.625            913.11         77
                                       6.375            913.11
    LAPEER           MI   48446          5            02/23/02         00
    0400582607                           05           04/01/02          0
    0400582607                           O            03/01/17
    0


    8090898          E22/G02             F          159,000.00         ZZ
                                         180        159,000.00          1
1


                                       7.500          1,473.95         95
                                       7.250          1,473.95
    SACRAMENTO       CA   95828          2            02/19/02         01
    0413504580                           05           04/01/02         25
    0413504580                           O            03/01/17
    0


    8090966          E22/G02             F           65,000.00         ZZ
                                         180         65,000.00          1
                                       7.125            588.79         37
                                       6.875            588.79
    AUSTIN           TX   78757          5            02/22/02         00
    0413583691                           05           04/01/02          0
    0413583691                           O            03/01/17
    0


    8091028          E22/G02             F           57,000.00         ZZ
                                         180         57,000.00          1
                                       8.000            544.72         73
                                       7.750            544.72
    CANYON LAKE      TX   78133          5            02/20/02         00
    0413621855                           05           04/01/02          0
    0413621855                           O            03/01/17
    0


    8094408          E82/G02             F          100,000.00         ZZ
                                         180        100,000.00          1
                                       6.625            877.99         78
                                       6.375            877.99
    CANTON           GA   30115          2            02/25/02         00
    0400581252                           05           04/01/02          0
    400581252                            O            03/01/17
    0


    8094418          E82/G02             F           62,400.00         ZZ
                                         180         62,400.00          1
                                       7.000            560.87         69
                                       6.750            560.87
    WINSTON-SALEM    NC   27106          2            02/28/02         00
    0400590204                           05           04/01/02          0
    01701237                             N            03/01/17
    0


    8094428          E82/G02             F           79,400.00         ZZ
                                         180         79,400.00          1
                                       6.500            691.66         73
                                       6.250            691.66
    KISSIMMEE        FL   34758          2            02/25/02         00
    0400576971                           03           04/01/02          0
1


    1724409                              O            03/01/17
    0


    8094438          E82/G02             F          106,800.00         ZZ
                                         180        106,800.00          3
                                       7.000            959.95         69
                                       6.750            959.95
    STRATFORD        CT   06615          2            02/27/02         00
    0400595641                           05           04/01/02          0
    0400595641                           N            03/01/17
    0


    8103062          998/998             F          480,000.00         ZZ
                                         180        478,418.68          1
                                       6.500          4,181.32         80
                                       6.250          4,181.32
    TWIN FALLS       ID   83301          2            01/18/02         00
    3245450                              05           03/01/02          0
    3245450                              O            02/01/17
    0


    8106536          J95/G02             F          354,400.00         ZZ
                                         180        354,400.00          1
                                       6.625          3,111.62         80
                                       6.375          3,111.62
    ROCKVALE         TN   37153          5            02/15/02         00
    0433717170                           05           04/01/02          0
    0028416717                           O            03/01/17
    0


    8111508          E22/G02             F           72,000.00         ZZ
                                         180         72,000.00          1
                                       6.875            642.14         55
                                       6.625            642.14
    PLANO            TX   75093          5            02/22/02         00
    0413630617                           05           04/01/02          0
    0413630617                           O            03/01/17
    0


    8111946          E82/G02             F          123,800.00         ZZ
                                         180        123,800.00          1
                                       6.750          1,095.52         73
                                       6.500          1,095.52
    QUINLAN          TX   75474          2            02/25/02         00
    0400575833                           05           04/01/02          0
    1997460                              O            03/01/17
    0


1


    8111954          E82/G02             F           82,000.00         ZZ
                                         180         82,000.00          2
                                       6.875            731.32         79
                                       6.625            731.32
    BARNEGAT LIGHT   NJ   08006          2            02/27/02         00
    0400590592                           05           04/01/02          0
    1989688                              O            03/01/17
    0


    8111956          E82/G02             F          282,900.00         ZZ
                                         180        282,900.00          1
                                       6.625          2,483.84         52
                                       6.375          2,483.84
    COLLEYVILLE      TX   76034          2            02/27/02         00
    0400582698                           05           04/01/02          0
    1622611                              O            03/01/17
    0


    8111966          E82/G02             F           93,400.00         ZZ
                                         180         93,400.00          1
                                       6.625            820.05         47
                                       6.375            820.05
    RIVERHEAD        NY   11901          2            02/27/02         00
    0400583399                           05           04/01/02          0
    1622693                              O            03/01/17
    0


    8111980          E82/G02             F          226,000.00         ZZ
                                         180        226,000.00          1
                                       6.875          2,015.59         59
                                       6.625          2,015.59
    OCEANSIDE        NY   11572          2            02/27/02         00
    0400590600                           05           04/01/02          0
    1996810                              O            03/01/17
    0


    8138824          E22/G02             F           90,120.00         ZZ
                                         180         90,120.00          1
                                       6.625            791.25         80
                                       6.375            791.25
    SARALAND         AL   36571          5            02/25/02         00
    0413551995                           05           04/01/02          0
    0413551995                           O            03/01/17
    0


    8143980          E82/G02             F           56,400.00         ZZ
                                         180         56,400.00          1
                                       6.875            503.01         80
                                       6.625            503.01
1


    GARLAND          TX   75042          2            02/27/02         00
    0400581609                           05           04/01/02          0
    0400581609                           O            03/01/17
    0


    8171464          E82/G02             F          142,000.00         ZZ
                                         180        142,000.00          1
                                       6.625          1,246.75         70
                                       6.375          1,246.75
    BEEKMAN          NY   12570          2            03/01/02         00
    0400593042                           05           04/01/02          0
    3658523                              O            03/01/17
    0


    8213868          E82/G02             F          284,750.00         ZZ
                                         180        284,750.00          1
                                       7.375          2,619.48         85
                                       7.125          2,619.48
    PHOENIX          AZ   85048          5            03/01/02         04
    0400580148                           03           04/01/02          6
    0400580148                           O            03/01/17
    0

   TOTAL NUMBER OF LOANS   :      1,529

   TOTAL ORIGINAL BALANCE  :   225,917,452.00

   TOTAL PRINCIPAL BALANCE :   224,143,999.37

   TOTAL ORIGINAL P+I      :     2,011,826.52

   TOTAL CURRENT P+I       :     2,011,738.56


                             ***************************
                             *      END OF REPORT      *
                             ***************************


                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

                               Schedule of Discount Fractions

    Loan Number     Current Balance    Net Mortgage Rate  Discount Fraction   PO Balance
      5599465         $53,592.53            6.220%             0.4800%          $257.24
      5634668         $78,925.87            6.095%             2.4800%         $1,957.36
      5647617         $39,333.96            6.220%             0.4800%          $188.80
      5705185         $85,844.18            6.220%             0.4800%          $412.05
      5710000         $142,678.99           6.220%             0.4800%          $684.86
      5945558         $217,510.95           6.220%             0.4800%         $1,044.05
      5991604         $43,314.36            6.220%             0.4800%          $207.91
      5991704         $227,813.78           6.220%             0.4800%         $1,093.51
      6011604         $162,909.48           6.220%             0.4800%          $781.97
      6019622         $132,848.84           6.220%             0.4800%          $637.67
      6032742         $54,269.33            6.220%             0.4800%          $260.49
      6039264         $366,779.00           6.095%             2.4800%         $9,096.12
      6053422         $188,091.78           6.095%             2.4800%         $4,664.68
      6117508         $420,175.33           6.095%             2.4800%        $10,420.35
      6136626         $51,922.58            6.220%             0.4800%          $249.23
      6173024         $74,452.03            5.970%             4.4800%         $3,335.45
      6186560         $447,026.99           6.220%             0.4800%         $2,145.73
      6213448         $64,629.81            6.220%             0.4800%          $310.22
      6265000         $50,322.49            6.220%             0.4800%          $241.55
      6266314         $98,479.50            5.970%             4.4800%         $4,411.88
      6280554         $272,238.12           6.095%             2.4800%         $6,751.51
      6285898         $245,535.65           6.220%             0.4800%         $1,178.57
      6286608         $183,122.18           5.970%             4.4800%         $8,203.87
      6295140         $31,678.61            6.095%             2.4800%          $785.63
      6299238         $39,404.51            6.220%             0.4800%          $189.14
      6299616         $65,113.83            6.095%             2.4800%         $1,614.82
      6303746         $182,152.06           6.095%             2.4800%         $4,517.37
      6325950         $297,018.95           6.220%             0.4800%         $1,425.69
      6342340         $245,860.77           6.095%             2.4800%         $6,097.35
      6347262         $158,375.93           5.970%             4.4800%         $7,095.24
      6352964         $368,303.49           6.220%             0.4800%         $1,767.86
      6359654         $265,919.69           6.220%             0.4800%         $1,276.41
      6370676         $59,397.41            6.095%             2.4800%         $1,473.06
      6401376         $83,039.17            5.970%             4.4800%         $3,720.15
      6412088         $53,451.87            5.970%             4.4800%         $2,394.64
      6412506         $225,734.41           6.220%             0.4800%         $1,083.53
      6416316         $359,354.33           6.095%             2.4800%         $8,911.99
      6421604         $141,579.04           6.220%             0.4800%          $679.58
      6437858         $68,292.18            5.845%             6.4800%         $4,425.33
      6440650         $494,978.42           6.095%             2.4800%        $12,275.46
      6441452         $82,157.52            5.970%             4.4800%         $3,680.66
      6451692         $122,866.85           6.220%             0.4800%          $589.76
      6460918         $59,403.80            6.220%             0.4800%          $285.14
      6461942         $183,221.17           5.970%             4.4800%         $8,208.31
      6468796         $153,964.96           6.095%             2.4800%         $3,818.33
      6471412         $84,650.40            6.220%             0.4800%          $406.32
      6475768         $52,462.01            5.970%             4.4800%         $2,350.30
      6485860         $316,620.66           6.220%             0.4800%         $1,519.78
      6486858         $130,531.88           6.220%             0.4800%          $626.55
      6493134         $82,355.47            5.970%             4.4800%         $3,689.53
      6522506         $594,037.90           6.220%             0.4800%         $2,851.38
      6530232         $589,087.57           6.220%             0.4800%         $2,827.62
      6542020         $123,137.31           5.970%             4.4800%         $5,516.55


 Wednesday, March 20, 2002                                                      Page 1 of 9
      6542030         $48,315.08            6.220%             0.4800%          $231.91
      6542034         $150,685.95           6.095%             2.4800%         $3,737.01
      6560384         $66,557.36            6.220%             0.4800%          $319.48
      6563162         $262,338.56           6.095%             2.4800%         $6,506.00
      6565992         $81,134.71            6.095%             2.4800%         $2,012.14
      6565996         $71,025.48            5.970%             4.4800%         $3,181.94
      6566774         $415,781.84           6.095%             2.4800%        $10,311.39
      6578834         $27,582.91            6.095%             2.4800%          $684.06
      6580020         $593,909.77           5.970%             4.4800%        $26,607.16
      6583446         $123,195.59           5.595%            10.4800%        $12,910.90
      6604510         $225,215.17           6.095%             2.4800%         $5,585.34
      6604566         $111,877.14           6.220%             0.4800%          $537.01
      6608166         $84,378.27            5.970%             4.4800%         $3,780.15
      6609222         $290,817.82           5.970%             4.4800%        $13,028.64
      6610562         $143,017.70           5.845%             6.4800%         $9,267.55
      6621236         $221,673.61           6.220%             0.4800%         $1,064.03
      6622462         $99,225.73            5.970%             4.4800%         $4,445.31
      6623736         $179,399.44           6.220%             0.4800%          $861.12
      6626514         $146,018.38           6.095%             2.4800%         $3,621.26
      6632676         $104,894.83           6.095%             2.4800%         $2,601.39
      6633966         $99,313.04            5.970%             4.4800%         $4,449.22
      6635076         $74,250.84            6.095%             2.4800%         $1,841.42
      6640120         $72,274.60            6.220%             0.4800%          $346.92
      6640472         $205,906.27           6.095%             2.4800%         $5,106.48
      6640498         $247,489.20           6.095%             2.4800%         $6,137.73
      6640548         $98,984.97            5.970%             4.4800%         $4,434.53
      6640564         $115,639.39           6.220%             0.4800%          $555.07
      6646968         $369,253.87           6.095%             2.4800%         $9,157.50
      6647552         $137,001.40           6.220%             0.4800%          $657.61
      6653284         $272,098.71           5.720%             8.4800%        $23,073.97
      6658662         $453,833.99           5.970%             4.4800%        $20,331.76
      6661776         $70,763.50            5.970%             4.4800%         $3,170.20
      6661778         $76,218.40            5.970%             4.4800%         $3,414.58
      6661792         $85,382.39            5.970%             4.4800%         $3,825.13
      6669366         $57,120.11            6.220%             0.4800%          $274.18
      6674404         $378,412.08           6.095%             2.4800%         $9,384.62
      6684026         $191,470.30           6.220%             0.4800%          $919.06
      6686944         $123,744.61           6.095%             2.4800%         $3,068.87
      6689146         $135,101.49           6.220%             0.4800%          $648.49
      6709890         $325,660.53           5.970%             4.4800%        $14,589.59
      6716748         $415,079.46           5.970%             4.4800%        $18,595.56
      6719128         $471,430.77           6.095%             2.4800%        $11,691.48
      6728928         $161,315.55           6.095%             2.4800%         $4,000.63
      6731184         $140,177.89           6.095%             2.4800%         $3,476.41
      6731186         $120,193.68           6.220%             0.4800%          $576.93
      6731210         $52,165.09            5.970%             4.4800%         $2,337.00
      6731222         $187,517.96           6.220%             0.4800%          $900.09
      6739630         $61,489.19            6.220%             0.4800%          $295.15
      6741484         $342,671.48           5.970%             4.4800%        $15,351.68
      6743460         $352,654.64           6.220%             0.4800%         $1,692.74
      6770178         $62,115.63            6.220%             0.4800%          $298.16
      6770274         $184,993.31           6.220%             0.4800%          $887.97
      6770306         $618,676.93           6.095%             2.4800%        $15,343.19
      6770326         $120,774.73           6.095%             2.4800%         $2,995.21
      6770474         $65,321.12            6.220%             0.4800%          $313.54
      6770878         $87,700.89            5.970%             4.4800%         $3,929.00
      6770882         $89,796.34            6.095%             2.4800%         $2,226.95


 Wednesday, March 20, 2002                                                      Page 2 of 9

      6770888         $82,644.41            6.095%             2.4800%         $2,049.58
      6770896         $152,733.81           5.970%             4.4800%         $6,842.47
      6771410         $64,551.86            5.720%             8.4800%         $5,474.00
      6773220         $111,877.11           6.220%             0.4800%          $537.01
      6778302         $331,440.74           5.970%             4.4800%        $14,848.55
      6783342         $63,232.69            6.095%             2.4800%         $1,568.17
      6788418         $59,397.41            6.095%             2.4800%         $1,473.06
      6793318         $93,282.89            6.220%             0.4800%          $447.76
      6793338         $255,436.29           6.220%             0.4800%         $1,226.09
      6793360         $130,660.15           5.970%             4.4800%         $5,853.57
      6793772         $87,326.63            6.095%             2.4800%         $2,165.70
      6793782         $109,446.74           5.970%             4.4800%         $4,903.21
      6793806         $98,338.91            6.095%             2.4800%         $2,438.81
      6795236         $450,728.01           5.970%             4.4800%        $20,192.61
      6800566         $97,842.24            6.095%             2.4800%         $2,426.49
      6802006         $91,647.15            5.970%             4.4800%         $4,105.79
      6802012         $88,799.13            6.095%             2.4800%         $2,202.22
      6802016         $75,043.60            6.095%             2.4800%         $1,861.08
      6802028         $75,830.68            6.095%             2.4800%         $1,880.60
      6809916         $174,837.22           6.220%             0.4800%          $839.22
      6812748         $445,480.56           6.095%             2.4800%        $11,047.92
      6813252         $126,521.18           5.970%             4.4800%         $5,668.15
      6813750         $81,954.96            6.220%             0.4800%          $393.38
      6813764         $75,989.16            6.095%             2.4800%         $1,884.53
      6815268         $200,665.45           6.220%             0.4800%          $963.19
      6815506         $63,577.17            6.220%             0.4800%          $305.17
      6827402         $122,470.80           6.220%             0.4800%          $587.86
      6836348         $206,428.16           6.220%             0.4800%          $990.86
      6836356         $95,259.60            6.095%             2.4800%         $2,362.44
      6836406         $94,056.00            6.220%             0.4800%          $451.47
      6836424         $79,682.88            5.970%             4.4800%         $3,569.79
      6836474         $111,148.40           5.720%             8.4800%         $9,425.38
      6836878         $68,299.57            5.845%             6.4800%         $4,425.81
      6836884         $102,660.40           6.095%             2.4800%         $2,545.98
      6836896         $118,395.47           5.970%             4.4800%         $5,304.12
      6838826         $391,669.68           6.095%             2.4800%         $9,713.41
      6847294         $98,776.53            5.720%             8.4800%         $8,376.25
      6856302         $125,242.99           6.220%             0.4800%          $601.17
      6856690         $76,193.27            6.220%             0.4800%          $365.73
      6856734         $131,884.44           5.720%             8.4800%        $11,183.80
      6856736         $177,022.70           6.220%             0.4800%          $849.71
      6856738         $123,993.05           6.095%             2.4800%         $3,075.03
      6856754         $175,341.14           5.845%             6.4800%        $11,362.11
      6860236         $251,576.23           6.095%             2.4800%         $6,239.09
      6879222         $209,377.24           5.970%             4.4800%         $9,380.10
      6879264         $148,097.53           6.095%             2.4800%         $3,672.82
      6879302         $123,288.59           5.595%            10.4800%        $12,920.64
      6879680         $140,654.43           6.095%             2.4800%         $3,488.23
      6879690         $108,165.01           5.970%             4.4800%         $4,845.79
      6879700         $111,252.10           6.095%             2.4800%         $2,759.05
      6879708         $106,468.74           5.845%             6.4800%         $6,899.17
      6879716         $256,202.33           5.595%            10.4800%        $26,850.00
      6879722         $140,608.51           5.845%             6.4800%         $9,111.43
      6890580         $242,387.98           6.220%             0.4800%         $1,163.46
      6893204         $396,025.26           6.220%             0.4800%         $1,900.92
      6902732         $170,837.88           6.095%             2.4800%         $4,236.78
      6902750         $138,746.65           6.220%             0.4800%          $665.98


 Wednesday, March 20, 2002                                                      Page 3 of 9

      6902752         $117,880.15           5.970%             4.4800%         $5,281.03
      6902782         $350,658.26           6.220%             0.4800%         $1,683.16
      6902846         $118,205.35           6.095%             2.4800%         $2,931.49
      6902850         $81,842.67            5.970%             4.4800%         $3,666.55
      6902914         $99,541.28            5.720%             8.4800%         $8,441.10
      6902944         $125,149.59           5.970%             4.4800%         $5,606.70
      6902956         $109,546.39           5.845%             6.4800%         $7,098.61
      6903342         $98,648.81            6.220%             0.4800%          $473.51
      6903344         $88,766.03            6.220%             0.4800%          $426.08
      6903346         $76,276.11            5.845%             6.4800%         $4,942.69
      6903350         $93,365.56            5.970%             4.4800%         $4,182.78
      6903354         $69,979.57            6.095%             2.4800%         $1,735.49
      6903358         $113,031.92           5.970%             4.4800%         $5,063.83
      6903364         $59,603.61            6.220%             0.4800%          $286.10
      6903366         $62,596.06            6.220%             0.4800%          $300.46
      6903376         $95,071.61            5.970%             4.4800%         $4,259.21
      6919174         $125,165.14           6.220%             0.4800%          $600.79
      6922812         $387,114.69           6.220%             0.4800%         $1,858.15
      6924708         $124,770.20           6.220%             0.4800%          $598.90
      6925432         $206,561.37           6.095%             2.4800%         $5,122.72
      6927962         $170,839.11           5.970%             4.4800%         $7,653.59
      6934792         $85,723.71            6.095%             2.4800%         $2,125.95
      6945456         $256,314.85           5.720%             8.4800%        $21,735.50
      6947104         $81,458.25            6.220%             0.4800%          $391.00
      6947130         $73,500.56            5.970%             4.4800%         $3,292.83
      6947164         $208,582.64           5.970%             4.4800%         $9,344.50
      6947292         $206,611.04           6.095%             2.4800%         $5,123.95
      6949594         $326,621.81           6.220%             0.4800%         $1,567.78
      6952318         $158,393.09           6.095%             2.4800%         $3,928.15
      6965144         $66,358.67            6.220%             0.4800%          $318.52
      6968584         $209,575.90           5.970%             4.4800%         $9,389.00
      6968598         $119,190.08           5.970%             4.4800%         $5,339.72
      6968662         $107,286.47           6.220%             0.4800%          $514.98
      6968846         $67,843.92            6.095%             2.4800%         $1,682.53
      6968850         $56,615.30            5.970%             4.4800%         $2,536.37
      6968864         $140,733.38           5.845%             6.4800%         $9,119.52
      6968874         $75,978.15            5.845%             6.4800%         $4,923.38
      6968878         $185,442.76           6.220%             0.4800%          $890.13
      6968884         $59,545.37            5.970%             4.4800%         $2,667.63
      6981770         $122,666.45           5.970%             4.4800%         $5,495.46
      6988930         $120,084.02           5.970%             4.4800%         $5,379.76
      6988948         $129,776.65           5.970%             4.4800%         $5,813.99
      6988978         $103,312.91           6.220%             0.4800%          $495.90
      6988998         $68,032.73            5.845%             6.4800%         $4,408.52
      6989006         $104,107.63           6.220%             0.4800%          $499.72
      6990408         $173,509.19           6.095%             2.4800%         $4,303.03
      6990524         $325,809.72           6.095%             2.4800%         $8,080.08
      6992634         $133,512.06           6.220%             0.4800%          $640.86
      7010888         $151,051.36           5.720%             8.4800%        $12,809.16
      7010978         $191,872.56           6.220%             0.4800%          $920.99
      7011000         $67,198.24            6.095%             2.4800%         $1,666.52
      7011424         $117,195.05           5.845%             6.4800%         $7,594.24
      7011430         $96,536.95            5.845%             6.4800%         $6,255.59
      7011476         $79,646.30            5.970%             4.4800%         $3,568.15
      7011480         $112,129.84           5.845%             6.4800%         $7,266.01
      7020236         $475,423.34           6.220%             0.4800%         $2,282.03
      7044276         $595,993.39           6.095%             2.4800%        $14,780.64


 Wednesday, March 20, 2002                                                      Page 4 of 9

      7044866         $49,055.78            5.595%            10.4800%         $5,141.05
      7051108         $71,284.54            6.220%             0.4800%          $342.17
      7062320         $108,227.32           6.095%             2.4800%         $2,684.04
      7062334         $112,517.49           5.720%             8.4800%         $9,541.48
      7062336         $150,287.79           6.095%             2.4800%         $3,727.14
      7062340         $70,217.73            5.845%             6.4800%         $4,550.11
      7062370         $139,130.66           5.720%             8.4800%        $11,798.28
      7062392         $96,144.28            5.970%             4.4800%         $4,307.26
      7062748         $278,130.25           6.095%             2.4800%         $6,897.63
      7062882         $135,101.49           6.220%             0.4800%          $648.49
      7067878         $105,796.39           6.220%             0.4800%          $507.82
      7076458         $39,735.74            6.220%             0.4800%          $190.73
      7084672         $105,292.16           6.095%             2.4800%         $2,611.25
      7086388         $49,662.54            5.970%             4.4800%         $2,224.88
      7086578         $52,128.02            6.220%             0.4800%          $250.21
      7092822         $84,218.62            6.095%             2.4800%         $2,088.62
      7100708         $127,079.97           6.220%             0.4800%          $609.98
      7109094         $85,320.23            5.970%             4.4800%         $3,822.35
      7109096         $135,082.08           5.970%             4.4800%         $6,051.68
      7109102         $205,587.95           5.845%             6.4800%        $13,322.10
      7109120         $162,817.18           6.220%             0.4800%          $781.52
      7109142         $77,981.38            6.220%             0.4800%          $374.31
      7109154         $92,882.27            6.220%             0.4800%          $445.83
      7109158         $102,615.12           6.220%             0.4800%          $492.55
      7109160         $76,276.11            5.845%             6.4800%         $4,942.69
      7109164         $175,382.46           5.720%             8.4800%        $14,872.43
      7109168         $135,172.50           6.095%             2.4800%         $3,352.28
      7109172         $83,389.40            6.095%             2.4800%         $2,068.06
      7109178         $164,324.81           6.095%             2.4800%         $4,075.26
      7109180         $94,365.62            6.095%             2.4800%         $2,340.27
      7109182         $189,773.10           5.720%             8.4800%        $16,092.76
      7109212         $89,293.24            5.970%             4.4800%         $4,000.34
      7109216         $92,066.13            5.970%             4.4800%         $4,124.56
      7109240         $174,837.22           6.220%             0.4800%          $839.22
      7109246         $150,995.79           6.220%             0.4800%          $724.78
      7109266         $113,561.58           6.095%             2.4800%         $2,816.33
      7109274         $236,095.69           5.970%             4.4800%        $10,577.09
      7112730         $84,456.25            6.095%             2.4800%         $2,094.52
      7112740         $558,823.38           5.970%             4.4800%        $25,035.29
      7112970         $353,647.96           5.970%             4.4800%        $15,843.43
      7112976         $397,413.47           6.220%             0.4800%         $1,907.58
      7125780         $63,477.18            6.220%             0.4800%          $304.69
      7125830         $613,420.38           6.220%             0.4800%         $2,944.42
      7128722         $44,456.81            5.970%             4.4800%         $1,991.67
      7129026         $75,492.50            6.095%             2.4800%         $1,872.21
      7129644         $89,200.33            6.095%             2.4800%         $2,212.17
      7129660         $82,036.53            5.845%             6.4800%         $5,315.97
      7136098         $119,163.88           5.595%            10.4800%        $12,488.37
      7136124         $84,420.17            5.845%             6.4800%         $5,470.43
      7136166         $121,565.65           6.095%             2.4800%         $3,014.83
      7139396         $158,808.51           5.720%             8.4800%        $13,466.96
      7139914         $149,389.69           6.095%             2.4800%         $3,704.86
      7139924         $89,405.39            6.220%             0.4800%          $429.15
      7148078         $513,932.18           5.720%             8.4800%        $43,581.45
      7158492         $49,039.28            6.220%             0.4800%          $235.39
      7158958         $89,584.71            5.845%             6.4800%         $5,805.09
      7161076         $397,328.92           6.095%             2.4800%         $9,853.76


 Wednesday, March 20, 2002                                                      Page 5 of 9

      7164996         $374,761.31           6.220%             0.4800%         $1,798.85
      7166074         $124,165.29           6.095%             2.4800%         $3,079.30
      7169232         $412,228.76           6.095%             2.4800%        $10,223.27
      7171058         $427,839.56           6.220%             0.4800%         $2,053.63
      7171062         $436,419.81           6.220%             0.4800%         $2,094.82
      7171064         $339,591.66           6.220%             0.4800%         $1,630.04
      7171066         $475,075.96           5.845%             6.4800%        $30,784.92
      7171070         $97,913.40            5.845%             6.4800%         $6,344.79
      7178600         $235,475.81           5.970%             4.4800%        $10,549.32
      7178610         $79,857.35            5.970%             4.4800%         $3,577.61
      7178626         $131,118.54           6.095%             2.4800%         $3,251.74
      7178654         $156,696.71           5.845%             6.4800%        $10,153.95
      7180076         $120,787.68           6.220%             0.4800%          $579.78
      7222470         $64,570.56            6.220%             0.4800%          $309.94
      7226576         $180,374.18           5.720%             8.4800%        $15,295.73
      7226578         $161,360.87           6.095%             2.4800%         $4,001.75
      7226584         $69,764.38            5.970%             4.4800%         $3,125.44
      7226598         $245,180.82           6.095%             2.4800%         $6,080.48
      7226604         $58,993.61            5.845%             6.4800%         $3,822.79
      7226606         $60,996.21            6.095%             2.4800%         $1,512.71
      7226610         $187,373.96           6.095%             2.4800%         $4,646.87
      7226638         $86,806.83            5.970%             4.4800%         $3,888.95
      7232718         $521,713.04           5.970%             4.4800%        $23,372.74
      7233028         $44,156.83            6.220%             0.4800%          $211.95
      7266048         $59,603.61            6.220%             0.4800%          $286.10
      7266562         $74,752.92            6.220%             0.4800%          $358.81
      7266580         $150,237.13           5.845%             6.4800%         $9,735.37
      7266584         $114,708.42           5.845%             6.4800%         $7,433.11
      7266596         $135,537.32           5.845%             6.4800%         $8,782.82
      7266600         $87,706.96            6.095%             2.4800%         $2,175.13
      7267210         $73,903.16            6.095%             2.4800%         $1,832.80
      7293302         $387,339.60           5.845%             6.4800%        $25,099.61
      7311204         $118,009.94           6.220%             0.4800%          $566.45
      7311624         $241,384.78           5.970%             4.4800%        $10,814.04
      7311628         $144,322.97           6.220%             0.4800%          $692.75
      7311630         $192,343.39           5.845%             6.4800%        $12,463.85
      7311652         $118,590.81           5.720%             8.4800%        $10,056.50
      7311662         $81,718.04            5.720%             8.4800%         $6,929.69
      7312954         $152,495.96           6.220%             0.4800%          $731.98
      7333052         $70,761.02            5.970%             4.4800%         $3,170.09
      7333054         $116,203.32           5.845%             6.4800%         $7,529.98
      7333060         $72,214.43            6.095%             2.4800%         $1,790.92
      7333070         $99,069.00            6.095%             2.4800%         $2,456.91
      7333074         $96,178.66            6.095%             2.4800%         $2,385.23
      7333086         $99,667.00            6.095%             2.4800%         $2,471.74
      7333088         $119,591.75           5.845%             6.4800%         $7,749.55
      7333090         $143,510.10           5.845%             6.4800%         $9,299.45
      7333094         $122,794.13           6.220%             0.4800%          $589.41
      7333096         $74,744.84            5.845%             6.4800%         $4,843.47
      7333102         $141,626.81           6.095%             2.4800%         $3,512.34
      7355858         $66,579.93            6.220%             0.4800%          $319.58
      7355900         $85,713.62            6.095%             2.4800%         $2,125.70
      7355918         $85,417.67            6.220%             0.4800%          $410.00
      7356240         $183,842.34           6.220%             0.4800%          $882.44
      7377974         $133,544.12           5.845%             6.4800%         $8,653.66
      7377980         $54,918.48            6.220%             0.4800%          $263.61
      7377982         $156,283.43           6.220%             0.4800%          $750.16


 Wednesday, March 20, 2002                                                      Page 6 of 9

     7378000         $82,723.61            6.095%             2.4800%         $2,051.55
      7401248         $142,523.81           6.095%             2.4800%         $3,534.59
      7409802         $251,169.81           6.220%             0.4800%         $1,205.62
      7413354         $615,815.43           5.970%             4.4800%        $27,588.53
      7425132         $143,515.31           5.970%             4.4800%         $6,429.49
      7441408         $88,504.30            6.095%             2.4800%         $2,194.91
      7441414         $64,085.88            6.095%             2.4800%         $1,589.33
      7441416         $79,705.53            6.095%             2.4800%         $1,976.70
      7441422         $56,311.86            6.095%             2.4800%         $1,396.53
      7441446         $81,929.20            6.220%             0.4800%          $393.26
      7441448         $140,520.31           5.845%             6.4800%         $9,105.72
      7446270         $558,940.15           6.220%             0.4800%         $2,682.91
      7449340         $337,484.51           6.220%             0.4800%         $1,619.93
      7463656         $64,287.52            6.220%             0.4800%          $308.58
      7463660         $100,065.67           6.095%             2.4800%         $2,481.63
      7464634         $97,677.14            6.220%             0.4800%          $468.85
      7472408         $79,912.42            6.095%             2.4800%         $1,981.83
      7472410         $69,289.46            5.970%             4.4800%         $3,104.17
      7472414         $76,448.37            5.970%             4.4800%         $3,424.89
      7472420         $142,553.75           6.095%             2.4800%         $3,535.33
      7472446         $296,954.88           5.970%             4.4800%        $13,303.58
      7472448         $59,397.41            6.095%             2.4800%         $1,473.06
      7472450         $111,333.67           5.720%             8.4800%         $9,441.10
      7473486         $79,286.94            5.970%             4.4800%         $3,552.05
      7473490         $327,737.14           5.970%             4.4800%        $14,682.62
      7473492         $56,916.35            5.970%             4.4800%         $2,549.85
      7473494         $47,606.93            6.220%             0.4800%          $228.51
      7473508         $44,312.92            6.220%             0.4800%          $212.70
      7473510         $75,824.41            6.220%             0.4800%          $363.96
      7473514         $129,368.58           6.220%             0.4800%          $620.97
      7473516         $129,368.58           6.220%             0.4800%          $620.97
      7473518         $129,368.58           6.220%             0.4800%          $620.97
      7487024         $99,666.99            6.095%             2.4800%         $2,471.74
      7490610         $269,297.18           6.220%             0.4800%         $1,292.63
      7511006         $94,936.21            6.220%             0.4800%          $455.69
      7512818         $123,578.15           5.845%             6.4800%         $8,007.86
      7512842         $102,158.67           6.095%             2.4800%         $2,533.54
      7512856         $209,300.70           6.095%             2.4800%         $5,190.66
      7512862         $308,469.37           6.095%             2.4800%         $7,650.04
      7512866         $88,806.47            6.220%             0.4800%          $426.27
      7529680         $124,000.00           6.220%             0.4800%          $595.20
      7535980         $104,654.09           6.220%             0.4800%          $502.34
      7538196         $88,507.46            6.220%             0.4800%          $424.84
      7546970         $301,403.77           6.220%             0.4800%         $1,446.74
      7557758         $214,549.66           5.970%             4.4800%         $9,611.82
      7558594         $103,055.68           6.095%             2.4800%         $2,555.78
      7558596         $124,579.26           5.970%             4.4800%         $5,581.15
      7559052         $372,414.63           5.720%             8.4800%        $31,580.76
      7560818         $566,193.71           5.970%             4.4800%        $25,365.48
      7560848         $95,358.92            5.970%             4.4800%         $4,272.08
      7560856         $171,949.83           6.095%             2.4800%         $4,264.36
      7572820         $230,265.32           5.970%             4.4800%        $10,315.89
      7583924         $476,229.07           5.845%             6.4800%        $30,859.64
      7583930         $367,024.73           5.595%            10.4800%        $38,464.19
      7585286         $111,244.06           5.970%             4.4800%         $4,983.73
      7586128         $186,084.93           6.220%             0.4800%          $893.21
      7586138         $92,082.28            5.720%             8.4800%         $7,808.58


 Wednesday, March 20, 2002                                                      Page 7 of 9

     7604296         $191,367.47           6.220%             0.4800%          $918.56
      7605100         $133,558.55           6.220%             0.4800%          $641.08
      7605110         $121,294.74           6.095%             2.4800%         $3,008.11
      7605118         $54,121.12            6.220%             0.4800%          $259.78
      7605122         $160,960.54           6.095%             2.4800%         $3,991.82
      7607134         $56,000.00            6.095%             2.4800%         $1,388.80
      7625744         $129,363.11           5.970%             4.4800%         $5,795.47
      7632512         $432,126.10           6.220%             0.4800%         $2,074.21
      7646874         $426,473.10           6.095%             2.4800%        $10,576.53
      7669534         $138,183.32           5.970%             4.4800%         $6,190.61
      7669542         $123,800.00           6.095%             2.4800%         $3,070.24
      7670786         $96,376.00            5.970%             4.4800%         $4,317.64
      7691412         $121,097.58           6.220%             0.4800%          $581.27
      7695012         $76,000.00            6.220%             0.4800%          $364.80
      7695014         $118,607.96           6.220%             0.4800%          $569.32
      7695044         $92,300.00            5.970%             4.4800%         $4,135.04
      7713426         $75,000.00            6.095%             2.4800%         $1,860.00
      7758738         $102,660.68           6.220%             0.4800%          $492.77
      7759188         $103,400.00           5.845%             6.4800%         $6,700.32
      7759196         $130,600.00           6.220%             0.4800%          $626.88
      7771590         $84,719.98            6.220%             0.4800%          $406.66
      7780728         $162,463.01           6.220%             0.4800%          $779.82
      7781120         $96,000.00            5.970%             4.4800%         $4,300.80
      7781134         $46,845.16            6.220%             0.4800%          $224.86
      7781162         $107,200.00           5.970%             4.4800%         $4,802.56
      7781164         $107,600.00           6.220%             0.4800%          $516.48
      7782418         $496,155.27           6.220%             0.4800%         $2,381.55
      7796532         $358,873.81           6.220%             0.4800%         $1,722.59
      7796658         $316,187.61           5.720%             8.4800%        $26,812.71
      7807842         $531,723.44           6.095%             2.4800%        $13,186.74
      7808228         $122,000.00           6.220%             0.4800%          $585.60
      7826186         $108,000.00           6.220%             0.4800%          $518.40
      7826218         $254,250.00           6.220%             0.4800%         $1,220.40
      7828138         $82,500.00            6.095%             2.4800%         $2,046.00
      7848410         $351,511.42           5.970%             4.4800%        $15,747.71
      7848416         $586,683.86           5.970%             4.4800%        $26,283.44
      7849404         $40,000.00            6.095%             2.4800%          $992.00
      7876056         $77,500.00            5.970%             4.4800%         $3,472.00
      7897736         $130,400.00           6.220%             0.4800%          $625.92
      7903384         $148,000.00           6.095%             2.4800%         $3,670.40
      7910354         $102,400.00           6.095%             2.4800%         $2,539.52
      7910386         $220,000.00           6.220%             0.4800%         $1,056.00
      7911190         $64,500.00            6.095%             2.4800%         $1,599.60
      7911196         $142,000.00           5.845%             6.4800%         $9,201.60
      7911222         $145,000.00           5.845%             6.4800%         $9,396.00
      7932814         $101,500.00           6.220%             0.4800%          $487.20
      7959970         $156,000.00           6.220%             0.4800%          $748.80
      7981122         $165,600.00           6.095%             2.4800%         $4,106.88
      7981142         $124,500.00           6.220%             0.4800%          $597.60
      8003098         $124,500.00           6.095%             2.4800%         $3,087.60
      8049128         $120,400.00           6.220%             0.4800%          $577.92
      8051692         $127,718.14           6.220%             0.4800%          $613.05
      8051708         $56,818.02            6.095%             2.4800%         $1,409.09
      8051722         $82,439.78            5.970%             4.4800%         $3,693.30
      8051730         $130,848.93           6.220%             0.4800%          $628.07
      8051762         $75,978.15            5.845%             6.4800%         $4,923.38
      8094428         $79,400.00            6.220%             0.4800%          $381.12


 Wednesday, March 20, 2002                                                      Page 8 of 9

     8103062         $478,418.68           6.220%             0.4800%         $2,296.41



 Wednesday, March 20, 2002                                                      Page 9 of 9


                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(ix)  the  number,  aggregate  principal  balance  and  book  value  of any  REO
Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiii) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

(xiv)   the occurrence of the Credit Support Depletion Date;

(xv) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvi)   the related Senior Percentage for such Distribution Date;

(xvii)  the aggregate amount of Realized Losses for such Distribution Date;

(xviii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xx) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website, and assistance in using the website, can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                       AGREEMENT DATED AS OF JULY 1, 2001




                                 EXECUTION COPY


================================================================================






                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT



                            Dated as of July 1, 2001



                        Residential Accredit Loans, Inc.
                 Mortgage Asset-Backed Pass-Through Certificates




================================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE




Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................30

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........31

        Section 2.01. Conveyance of Mortgage Loans.........................................31

        Section 2.02. Acceptance by Trustee................................................36

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................38

        Section 2.04. Representations and Warranties of Sellers............................40

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................41

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................42

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............42

        Section 2.08. Purposes and Powers of the Trust.....................................42

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................43

        Section 3.01. Master Servicer to Act as Servicer...................................43

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........44

        Section 3.03. Successor Subservicers...............................................45

        Section 3.04. Liability of the Master Servicer.....................................46

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................46

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               46

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................47

        Section 3.08. Subservicing Accounts; Servicing Accounts............................49

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................50

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................51


                                    i

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................53

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................53

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................55

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................57

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................60

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............62

        Section 3.17. Reports to the Trustee and the Company...............................63

        Section 3.18. Annual Statement as to Compliance....................................63

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............63

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............64

        Section 3.21. Administration of Buydown Funds......................................64

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................66

        Section 4.01. Certificate Account..................................................66

        Section 4.02. Distributions........................................................66

        Section 4.03. Statements to Certificateholders.....................................66

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................67

        Section 4.05. Allocation of Realized Losses........................................69

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........69

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................69

        Section 4.08. Surety Bond..........................................................69

Article V         THE CERTIFICATES.........................................................71

        Section 5.01. The Certificates.....................................................71

        Section 5.02. Registration of Transfer and Exchange of Certificates................73

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................78

        Section 5.04. Persons Deemed Owners................................................79

        Section 5.05. Appointment of Paying Agent..........................................79


                                       ii


Article VI        THE COMPANY AND THE MASTER SERVICER......................................80

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........80

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............80

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others....................................................................
               81

        Section 6.04. Company and Master Servicer Not to Resign............................82

Article VII       DEFAULT..................................................................83

        Section 7.01. Events of Default....................................................83

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................85

        Section 7.03. Notification to Certificateholders...................................86

        Section 7.04. Waiver of Events of Default..........................................86

Article VIII      CONCERNING THE TRUSTEE...................................................87

        Section 8.01. Duties of Trustee....................................................87

        Section 8.02. Certain Matters Affecting the Trustee................................88

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................90

        Section 8.04. Trustee May Own Certificates.........................................90

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................90

        Section 8.06. Eligibility Requirements for Trustee.................................91

        Section 8.07. Resignation and Removal of the Trustee...............................91

        Section 8.08. Successor Trustee....................................................92

        Section 8.09. Merger or Consolidation of Trustee...................................93

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................93

        Section 8.11. Appointment of Custodians............................................94

        Section 8.12. Appointment of Office or Agency......................................94

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................96

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................96


                                     iii


        Section 9.02. Additional Termination Requirements..................................99

        Section 9.03. Termination of Multiple REMICs......................................100

Article X         REMIC PROVISIONS........................................................101

        Section 10.01.REMIC Administration................................................101

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....104

        Section 10.03.Designation of REMIC(s).............................................105

Article XI        MISCELLANEOUS PROVISIONS................................................106

        Section 11.01.Amendment...........................................................106

        Section 11.02.Recordation of Agreement; Counterparts..............................108

        Section 11.03.Limitation on Rights of Certificateholders..........................109

        Section 11.04.Governing Law.......................................................109

        Section 11.05.Notices.............................................................110

        Section 11.06.Required Notices to Rating Agency and Subservicer...................110

        Section 11.07.Severability of Provisions..........................................110

        Section 11.08.Supplemental Provisions for Resecuritization........................111

        Section 11.09.Allocation of Voting Rights.........................................111

        Section 11.10.No Petition.........................................................111


                                        iv


                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.
        ---------

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and

"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate

Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged

Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

     Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the

Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii),

(iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section

2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the

Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the

Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)  Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii)Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received

(and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements;

provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to
Section  10.01(f)),   result  in  the  imposition  of  any  tax  on  "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently  with the foregoing,  the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section
3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The

Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a)  Prior to the  close of  business  on the  Determination  Date,  the  Master
Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with

Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

     As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The

Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.
(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of

Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S.

          Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34,  62 Fed. Reg. 39021 (July 21, 1997),  and PTE 2000-58,
               65 Fed. Reg. 67765 (November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified

     Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the

Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The

Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

              TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans


(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

(b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

(c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in
Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate

Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section
9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an

Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
     (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii)to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations
Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ________          [________%][Variable] Pass-Through Rate
                                  [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing     [Percentage Interest:________%]
Agreement and Cut-off Date:
___________ 1, ____               Aggregate Initial [Certificate Principal
                                  Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:          Amount] [Subclass Notional Amount] of the
_________ 25, ____                Class A- ___ Certificates:

Master Servicer:                  [Initial] [Certificate Principal
Residential Funding               Balance] [Interest Only/Class A-V] [Subclass]
Corporation                       Notional Amount] of this Certificate:
                                  $ _______________________]
Assumed Final
Distribution Date:                CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the

Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          ________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.


        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction

Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65 Fed. Reg. 67765
(November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No. _______                           [_______]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $__________________
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $_____________________

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [-------------------------],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. ______                            [______]% Pass-Through Rate

Class B- ___ Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-___
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $____________________
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $__________________
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-___ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new

Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [_______________________________],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.________                           [______]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $__________________

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                    _________________ %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By: __________________________
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [______________________________],
                                                 as Certificate Registrar



                                            By: _____________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ___________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                 EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _____________ day of __________, 20__, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:




      Attention:________________________________________
      Telefacsimile Number:  (_____)___________ - _______________

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                       (Name of Seller/Servicer)
By:                                     By:
   --------------------------------
      (Signature)                                        (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
   --------------------------------
      (Signature)                                        (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

________________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:
     ------------------------
Title:
      -----------------------
Date:
     ------------------------

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _______________] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9.      The Owner's Taxpayer Identification Number is ______________________ .

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to

                                        G-1-2
and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.


                                        G-1-3

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _____ day of _____, 200__.




                                            [NAME OF OWNER]



                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ________ day of _____, 200_.





                                                 NOTARY PUBLIC



                                            COUNTY OF
                                                     ---------------------------
                                            STATE OF
                                                    ----------------------------
                My Commission  expires the ____ day of ____, 20___.



                                        G-1-4

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                      _______________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Seller") to _________________ (the "Purchaser") of
$______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the

Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                               Very truly yours,


                                   (Seller)



                               By:
                                  ----------------------------------------
                               Name:
                                    --------------------------------------
                               Title:
                                     -------------------------------------



                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                                                , 20
                                    ----------------------------    ----

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     ____________________   (the   "Purchaser")   intends   to   purchase   from
____________________   (the  "Seller")   $_______________   Initial  Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been furnished with, and has had an opportunity to review
     (a) [a copy of the Private Placement Memorandum, dated ______________, 20 ___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,




                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                       __________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     In connection with the sale by ___________ (the "Seller") to _____________ (the "Purchaser") of $___________ Initial Certificate Principal Balance of
Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the
"Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                    (Seller)



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:









               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   ------------------------------------------
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
   ------------------------------------------
Date:                                             Date:
     ----------------------------------------

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By:________________________
                                                 Name:
                                                 Title:


                                            Date: _______________________

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--   The  Buyer  owned  $_________  in  securities   (other  than  the  excluded
     securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ _____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By: _____________________________
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------


                                            IF AN ADVISER:


                                            ______________________
                                            Print Name of Buyer

                                    EXHIBIT K


                         [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                      LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b)....Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c)....Demands  for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)....The Trustee will promptly notify General Motors Acceptance
Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f)....The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss

Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                                  ___________, 200___

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b)....The  agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


Acknowledged by:


__________________________,
    as Trustee


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------



RESIDENTIAL ACCREDIT LOANS, INC.


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                              _______________, 20_____

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by ________________ (the "Trustee") to _________________ (the "Lender") of (the
"Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,



                                    (Lender)


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                              [DATE]

==================
------------------

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $_________ and _____%, respectively.

2. [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By: ______________________________
                                      Name:
                                     Title: